PILGRIM(SM)
FUNDS FOR SERIOUS INVESTORS

Annual Report
Classes: A, B, C and M

June 30, 1999

U.S. EQUITY FUNDS
Pilgrim MagnaCap Fund
Pilgrim LargeCap Leaders Fund
Pilgrim LargeCap Growth Fund
Pilgrim MidCap Value Fund
Pilgrim MidCap Growth Fund
Pilgrim SmallCap Growth
Fund Pilgrim Bank and Thrift Fund

INTERNATIONAL EQUITY FUNDS
Pilgrim Worldwide Growth Fund
Pilgrim International Core Growth Fund
Pilgrim International SmallCap Growth Fund
Pilgrim Emerging Countries Fund
Pilgrim Asia-Pacific Equity Fund

INCOME FUNDS
Pilgrim Government Securities Income Fund
Pilgrim Strategic Income Fund
Pilgrim High Yield Fund
Pilgrim High Yield Fund II

EQUITY & INCOME FUNDS
Pilgrim Balanced Fund
Pilgrim Convertible Fund

Pilgrim
Funds

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Chairman's Message.........................................................    1
Portfolio Managers' Reports:
  U.S. Equity Funds........................................................    2
  International Equity Funds...............................................   16
  Income Funds.............................................................   26
  Equity & Income Funds....................................................   34
Report of Independent Auditors.............................................   39
Statements of Assets and Liabilities                                          40
Statements of Operations...................................................   48
Statements of Changes in Net Assets........................................   54
Financial Highlights:
  U.S. Equity Funds........................................................   64
  International Equity Funds...............................................   78
  Income Funds.............................................................   88
  Equity & Income Funds....................................................   96
Notes to Financial Statements..............................................  100
Portfolios of Investments:
  U.S. Equity Funds........................................................  118
  International Equity Funds...............................................  140
  Income Funds.............................................................  167
  Equity & Income Funds....................................................  180
Shareholder Meetings.......................................................  189
Other Information..........................................................  192
Tax Information............................................................  193

Pilgrim
Funds

                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the Annual Report for the Pilgrim Funds which includes 11 newly acquired funds. Effective May 21, 1999 Pilgrim assumed management of the Nicholas-Applegate retail funds. Our fund family now has 20 funds of varying types which provide more core investment choices for the serious investor.

There are seven U.S. Equity Funds, five International Equity Funds, four Income Funds and two Equity & Income Funds which are included in this Annual Report.
MagnaCap, LargeCap Leaders, Bank and Thrift, Government Securities Income, Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment professionals at Pilgrim Investments, Inc. LargeCap Growth, MidCap Growth, SmallCap Growth, Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Convertible Funds continue to be managed by Nicholas-Applegate Capital Management who has delivered solid gains to shareholders in the past. MidCap Value Fund has been advised by Cramer, Rosenthal, McGlynn LLC* and Asia-Pacific Equity Fund is advised by HSBC Asset Management Americas, Inc. and HSBC Asset Management Honk Kong Limited. Both of these private money managers typically manage portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(TM/SM)

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August 25, 1999

* Effective October 1, 1999, Pilgrim Investments, Inc. will begin providing investment advisory services directly for the MidCap Value Fund.

U.S. Equity
Funds

Pilgrim
MagnaCap
Fund                       PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

GOAL: Pilgrim MagnaCap Fund seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

     * A company must pay or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     * A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     *    Dividend payout must be less than 65% of current earnings.

     * Long-term debt should be no more than 25% of total capitalization, or a company's bonds must be rated at least A- or A-3.

     * The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies.

MARKET OVERVIEW: All indications are that the United States economy is remarkably sound. Through June 1999, the current expansion is now 100 months old. It is already the longest peacetime expansion, and in six months, will be the longest expansion ever. That is why midway through 1999, stock prices are at all-time highs. The Federal Reserve tightening on June 30 was the least aggressive move they could take, and yet still tighten. They raised the Fed funds rate by 25 basis points to 5%, but left the discount rate unchanged and went back to a neutral bias. The fact that the Fed indicated it was returning to a neutral stance has policy significance. It means that the Fed has not prejudged the situation, but will instead focus on upcoming economic data. The second quarter of 1999 was marked by a dramatic shift away from the in-favor "nifty 50" growth names to out-of-favor value stocks. During the quarter, as confidence grew that the worst of the global economic turmoil was over, commodities (ex-energy) and capital goods/manufacturing led the pack. The shift was not just a move to cyclicals, but to value in a general sense.

PERFORMANCE: For the 12-month period ending June 30, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 15.93%, compared to the Standard & Poor's 500 Index, which gained 22.76% for the same period.

PORTFOLIO SPECIFICS: We believe the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 60 to 80 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were American International Group (financial), AlliedSignal (manufacturing), Halliburton (energy), Honeywell (manufacturing), SunMicrosystems (computer software & services), and Tellabs (communications). At the end of June, 1999, the top industry groups were office equipment and services, communications, pharmaceuticals, retail, and computer software and service. The top stock holdings were McDonalds, AFLAC, Johnson&Johnson, Bristol-Myers Squibb, and Automatic Data Processing.

MARKET OUTLOOK: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull market in U. S. stocks is in its eighth year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest

--------------------------------------------------------------------------------
economic expansions in U.S. history. This bull market has been one of the best in U.S. history, and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 1999 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

                                                    6/30/89   6/90    6/91    6/92    6/93    6/94
                                                    -------   ----    ----    ----    ----    ----
Pilgrim MagnaCap Fund Class A With Sales Charge      10000   10731   11290   12638   13676   14924
Pilgrim MagnaCap Fund Class A Without Sales Charge   10000   11384   11977   13406   14508   15832
S & P 500 Index                                      10000   11646   12506   14181   16111   16337

                                                     6/95    6/96    6/97    6/98   6/30/99
                                                     ----    ----    ----    ----   -------
Pilgrim MagnaCap Fund Class A With Sales Charge      18000   21835   28564   34428   39911
Pilgrim MagnaCap Fund Class A Without Sales Charge   19095   23164   30302   36522   42339
S & P 500 Index                                      20591   25941   34940   45474   55823

                           Average Annual Total Returns for the periods ended June 30, 1999
                           ----------------------------------------------------------------
                                                          Since Inception   Since Inception
                                                         of Class B and M     of Class C
                           1 Year   5 Years   10 Years       7/17/95            6/1/99
                           ------   -------   --------   ----------------   ---------------
Including Sales Charge:
  Class A (1)               9.27%    19.87%      14.84%            --                --
  Class B (2)              10.12%       --          --          20.62%               --
  Class C (3)                 --        --          --             --              3.07%
  Class M (4)              11.40%       --          --          20.25%               --
Excluding Sales Charge:
  Class A                  15.93%    21.74%      15.52%            --                --
  Class B                  15.12%       --          --          21.05%               --
  Class C                     --        --          --             --              4.07%
  Class M                  15.41%       --          --          21.34%               --
S&P 500 Index              22.76%    27.84%      18.75%         27.63%             5.55%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

U.S. Equity
Funds

Pilgrim
LargeCap
Leaders Fund               PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: G. David Underwood, CFA, Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.

GOAL: Pilgrim LargeCap Leaders Fund seeks long-term capital appreciation by investing in equity securities of large companies that the advisor believes are leaders in their industry, companies with market capitalizations over $10 billion and believed to be leaders in their industry.

MARKET OVERVIEW: During most of the 12-month period ending June 30, 1999, the U.S. equity market was characterized by:

     *    A narrow advance among large-capitalization stocks,

     *    Outperformance of growth stocks versus value stocks, and

     *    Outperformance   of   large-capitalization   stocks  versus  mid-  and
          small-capitalization stocks.

Investor attention had been directed toward large-capitalization growth stocks since 1997. Many of these stocks benefited from corporate restructuring that began in the 1980's. Throughout last year however, the largest 50 stocks in the S&P 500, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies, accounted for most of the index's appreciation. Several factors accounted for this. The first being that investors grew concerned that the economies of emerging markets would be hampered by deep recessions. Secondly, investors feared these recessionary forces would spread to the U.S. and European economies. Finally, investors suspected that corporate earnings and profitability would wane as a result of a global recession. Consequently, a select few large-capitalization stocks provided the safe haven from these forces.

Preference shifted by the beginning of the second quarter of 1999, as it became apparent that growth of the U.S. economy remained strong and that global economic conditions were also improving. Investors migrated to more cyclical stocks, particularly those of the Basic Industries and the Energy sectors, where depressed commodity prices stood to benefit from rising global economic activity.

The shifting market preferences in the Spring of 1999 also resulted in broader participation among market sectors. For example, over the past 12 months, only the Technology and Communications Services sectors outperformed the S&P 500 Index. During the second quarter however, six of the 11 sectors of the market -- Basic Industries, Capital Goods, Communication Services, Energy, Technology and Utilities -- outperformed the Index. Still, participation among stocks was relatively narrow, as the 7% gain of the S&P 500 in the quarter was attributed to 70 companies.

PERFORMANCE: For the 12-month period ending June 30, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 20.66% compared to the S&P 500 Index, which gained 22.76% and the S&P/Barra Value Index, an unmanaged index comprised of all of the stocks in the S&P 500 Index that have low price-to-book ratios which gained 16.49%, for the same period.

PORTFOLIO SPECIFICS: Appropriate sector allocation and good stock selection, combined with a disciplined portfolio management approach, led to the Fund's strong investment performance. The Fund has maintained about 20% in technology-related industries for much of the past year. Holdings in the stocks of Sun Microsystems, IBM, Hewlett Packard, Cisco Systems, America Online and Microsoft performed particularly well. The Fund's holdings in Dupont, Alcoa, Tyco Industries, Chevron and Schlumberger were equally strong in the most recent quarter.

As of the end of June, Computers was the largest sector of the Fund, followed by Pharmaceuticals, Retail, Financial and Communications.

MARKET OUTLOOK: The market environment still appears favorable for investment in large-capitalization companies. We expect the equity market to broaden further, as more groups and more individual stocks participate in the markets advance. Finally, we still see value in the long-term franchises of the leading companies in which the fund invests.

--------------------------------------------------------------------------------

                                                               9/1/95     6/96     6/97     6/98    6/30/99
                                                               ------     ----     ----     ----    -------
Pilgrim LargeCap Leaders Fund Class A With Sales Charge         10000    11269    13888    16348     19725
Pilgrim LargeCap Leaders Fund Class A Without Sales Charge      10000    11956    14735    17345     20928
S&P 500 Index                                                   10000    12164    16383    21323     26175
S&P Barra/Value Index                                           10000    11829    15349    19208     22375

                                    Average Annual Total Returns for the
                                       Periods Ended June 30, 1999
                           -----------------------------------------------------
                                           Since Inception       Since Inception
                                         of Class A, B and M       of Class C
                            1 Year             9/1/95                6/17/99
                           -------       -------------------     ---------------
Including Sales Charge:
  Class A (1)               13.70%             19.41%                   --
  Class B (2)               14.71%             19.89%                   --
  Class C (3)                1.30%              1.30%                 1.30%
  Class M (4)               15.83%             19.56%                   --
Excluding Sales Charge:
  Class A                   20.66%             21.27%                   --
  Class B                   19.71%             20.35%                   --
  Class C                    2.30%              2.30%                 2.30%
  Class M                   20.04%             20.67%                   --
S&P 500 Index               22.76%             28.44%                 0.10%
S&P/BARRA Value Index       16.49%             23.94%                 0.82%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim LargeCap Leaders Fund against the S&P 500 Index and the S&P/Barra Value Index, an unmanaged index comprised of all of the stocks in the S&P 500 Index that have low price-to-book ratios. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

U.S. Equity
Funds

Pilgrim
LargeCap
Growth Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew Gallagher, Partner, Portfolio Manager; Bill Chenoweth, CFA, Partner, Portfolio Manager; Thomas Sullivan, Portfolio Manager; Emmy Sobieski, CFA, Portfolio Manager; Trisha Schuster, CFA, Portfolio Manager.

GOAL: Pilgrim LargeCap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies.

MARKET OVERVIEW: During the second quarter of 1999, returns for large-cap stocks were solid. The S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies, and Russell 1000 Index, an unmanaged index of the 1,000 largest companies in the Russell 3000 Index, each gained 7.1%. However, their returns were exceeded by small-caps and mid-caps for the first time since the third quarter of 1997. For much of the past few years, investors have shown a decided preference for the liquidity and safety of large-cap stocks, especially a select few companies.

During the second quarter, investors showed renewed interest in the fundamental strengths and attractive valuations within smaller-cap segments. The U.S. stock market was also characterized by higher long-term interest rates and the outperformance of value versus growth stocks.

PERFORMANCE: For the three-month period ending June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 12.63%, compared to the Russell 1000 Growth Index, an unmanaged index consisting of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth, which gained 3.85% for the same period.

PORTFOLIO SPECIFICS: Superior stock selection, especially in the consumer services and technology sectors, resulted in the fund's outperformance. The top-performing holdings in the quarter were MGM Grand, AT&T and Republic
Service. In addition to strong gambling operations, MGM benefits from its convention center operations, a recent acquisition and cost-cutting efforts. AT&T continues to build on its traditional strength in long-distance communications by branching out into wireless and cable.

During the quarter, as a result of our bottom-up approach, we increased our exposure to technology-related stocks to approximately 30% of the fund. We trimmed exposure to consumer non-durables, consumer services and retail stocks during the quarter.

MARKET OUTLOOK: We view the Fed's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the stock market. In addition, the Fed's announcement that it had changed its bias from "tightening" to "neutral" may relieve some investor worries about the potential for additional rate hikes in the near future. This bodes well for growth stocks. We are encouraged by the broader advance stocks displayed in the second quarter. The environment for active management has improved.

We continue to see robust growth opportunities within the technology sector, especially the telecommunications and telecommunications equipment industries where demand remains strong. In addition, wireless communications, particularly among companies specializing in digital technology, remains an area of strength.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                             7/21/97    6/98   6/30/99
                                                             -------    ----   -------
Pilgrim LargeCap Growth Fund Class A With Sales Charge        10000    12810    21842
Pilgrim LargeCap Growth Fund Class A Without Sales Charge     10000    13589    23170
Russell 1000 Growth Index                                     10000    12586    16018

                                                    Average Annual Total Returns
                                                     for the periods ended June
                                                              30, 1999
                                                    ----------------------------
                                                                 Since Inception
                                                    1 Year           7/21/97
                                                    ------       ---------------
Including Sales Charge:
  Class A (1)                                        60.73%           49.59%
  Class B (2)                                        64.49%           51.83%
  Class C (3)                                        68.26%           53.21%
Excluding Sales Charge:
  Class A                                            70.50%           54.21%
  Class B                                            69.49%           53.22%
  Class C                                            69.26%           53.21%
Russell 1000 Growth Index                            27.27%           27.20%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index, an unmanaged index consisting of those companies among the Russell 1000 Index with higher price-to-book ratios and forecasted growth. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

U.S. Equity
Funds

Pilgrim
MidCap
Value Fund                 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Gerald Cramer, Chairman; Edward Rosenthal, Co-Chairman; Ronald McGlynn, President, Co-Chief Investment Officer; Jay Abramson, Co-Chief Investment Officer.*

GOAL: Pilgrim MidCap Value Fund seeks to achieve long-term capital appreciation by investing primarily in the equity securities of medium-sized U.S. companies. A medium-capitalization company has a market capitalization between $200 million and $5 billion at the time of the Fund's investment.

MARKET OVERVIEW: We saw a capital markets shift during the quarter, with an impressive showing from smaller-cap stocks and value stocks in particular. Quarterly performance for the Russell 2500 Index, an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000 Index, surpassed that of large stocks for the first time since the third quarter of 1997, returning 16.4% versus a gain of 7.1% in large-cap issues.

PERFORMANCE: For the 12-month period ending June 30, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 0.95% compared to the Russell Midcap Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index which gained 11.31% and the Russell MidCap Value Index, an unmanaged index consisting of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values which gained 5.63% for the same period.

PORTFOLIO SPECIFICS: Most of our performance came from very company-specific circumstances. For example, Healthsouth was our best performing stock as the company hit their first quarter earnings and initiated a sizeable stock buyback. Also, Republic Services was a new holding for us during the quarter, giving us immediate performance results.

MARKET OUTLOOK: We have seen at least the initial stages of a shift in sentiment towards a much broader stock market, including smaller-cap and value stocks. We remain positioned to take advantage of any continuation in this shift and still continue to find businesses that are both sound and attractively priced, with management dedicated to taking aggressive steps to enhance shareholder value.

* Effective October 1, 1999, Pilgrim Investments, Inc. will begin providing investment advisory services directly for the MidCap Value Fund.

--------------------------------------------------------------------------------

                                                         9/1/95   6/96    6/97    6/98   6/30/99
                                                         ------   ----    ----    ----   -------
Pilgrim MidCap Value Fund Class A With Sale Charge        10000   11355   14068   16657   16816
Pilgrim MidCap Value Fund Class A Without Sales Charge    10000   12048   14926   17673   17841
Russell MidCap Value Index                                10000   11567   13957   17152   18797
Russell MidCap Index                                      10000   11432   14349   17779   19146

                                       Average Annual Total Returns for the
                                           Periods Ended June 30, 1999
                                   ---------------------------------------------
                                             Since Inception     Since Inception
                                           of Class A, B and M     of Class C
                                   1 Year        9/1/95              6/2/99
                                   ------  -------------------   ---------------
Including Sales Charge:
  Class A (1)                      -4.83%        14.53%                 --
  Class B (2)                      -4.41%        14.91%                 --
  Class C (3)                         --            --                1.43%
  Class M (4)                      -3.06%        14.61%                 --
Excluding Sales Charge:
  Class A                           0.95%        16.32%                 --
  Class B                           0.21%        15.44%                 --
  Class C                             --            --                2.43%
  Class M                           0.46%        15.67%                 --
Russell MidCap Index               11.31%        19.24%               3.81%
Russell MidCap Value Index          5.63%        19.13%               1.14%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MidCap Value Fund against the Russell Midcap Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions. Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in smallcap companies, stocks of smaller companies may entail greater price variability than those of larger companies.

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund
                          PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi,  Partner, Chief Investment Officer,  Global
Equity Management; Bill Chenoweth, CFA, Partner, Portfolio Manager; Andrew Gallagher, Partner, Portfolio Manager; Thomas Sullivan, Portfolio Manager; Emmy Sobieski, CFA, Portfolio Manager; Trisha Schuster, CFA, Portfolio Manager; Tom Smith, Investment Analyst.

GOAL:  Pilgrim  MidCap  Growth Fund seeks maximum long-term capital appreciation
through   investments  primarily  in  equity  securities  of  medium-sized  U.S.
companies.

MARKET  OVERVIEW:  For  much  of  the second quarter, the U.S. equity market was characterized by a resurgence among value stocks. While investors showed renewed interest in the small-cap and mid-cap segments of the market, value stocks outperformed. In this difficult environment, our growth-oriented investment style was not in favor.

In addition, rising interest rates during the quarter impacted stocks with strong earnings growth rates and high price-to-earnings ratios, often precisely the types of stocks in which we invest.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 7.07%, compared to the Russell MidCap Growth Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth, which gained 10.34% for the same period.

PORTFOLIO SPECIFICS: Our significant weighting in technology-related industries negatively affected the fund's performance. Given the market dynamics and investor preference for value-oriented issues, technology stocks were vulnerable.

However, later in the quarter, fund returns benefited from the rebound among select technology stocks. We continue to see promise within the technology sector on a stock-specific basis, especially within the telecommunications industry, due to escalating demand.

In fact, among the fund's best-performing holdings for the quarter were Conexant Systems, a manufacturer of semiconductor products for communications applications, and Winstar Communications, a local and long-distance telecommunications services provider.

As a result of the continued application of our bottom-up stock selection process, we increased our exposure to technology-related and energy-related stocks, and reduced our weighting in financial-related stocks versus the prior quarter.

MARKET OUTLOOK: Based on the fundamental strengths, the outlook for all our holdings right now is extremely encouraging. While the potential for rising interest rates remains a concern, we think the Fed's proactive efforts should keep the economy in a modest growth phase and limit inflation, both good factors for stocks. Further, our bottom-up approach is highly adaptable and helps us capture areas of strength wherever they're occurring. We expect earnings will continue to accelerate, and our style of stock picking will continue to do well.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                           4/19/93    6/93    6/94     6/95     6/96     6/97     6/98   6/30/99
                                                           -------    ----    ----     ----     ----     ----     ----   -------
Pilgrim MidCap Growth Fund Class A With Sales Charge        10000    10234     9429    11418    14994    15822    19656   24597
Pilgrim MidCap Growth Fund Class A Without Saless Charge    10000    10856    10002    12112    15906    16784    20851   26092
Russell MidCap Growth Index                                 10000    10429    10646    13460    16636    19566    24264   30881

                                       Average Annual Total Returns for
                                       the Periods Ended June 30, 1999
                             ---------------------------------------------------
                                                Since Inception  Since Inception
                                               of Class A and C    of Class B
                             1 Year    5 Year      4/19/93           5/31/95
                             ------    ------  ----------------  ---------------
Including Sales Charge:
  Class A (1)                 17.96%   19.71%       15.62%               --
  Class B (2)                 19.36%      --           --             21.79%
  Class C (3)                 23.33%   20.44%       16.02%               --
Excluding Sales Charge:
  Class A                     25.14%   21.14%       16.73%               --
  Class B                     24.36%      --           --             22.06%
  Class C                     24.33%   20.44%       16.02%               --
Russell MidCap Growth Index   20.31%   22.35%       18.98% (4)        22.22%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 4/30/93.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in smallcap companies, stocks of smaller companies may entail greater price variability than those of larger companies.

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Thomas E. Bleakley, Partner, Portfolio Manager; Aaron M. Harris, Portfolio Manager; John C. McCraw, Portfolio Manager; Paul E. Cluskey, Portfolio Manager; Travis Prentice, Investment Analyst.

GOAL: Pilgrim SmallCap Growth Fund seeks maximum long-term capital  appreciation
through   investments   primarily  in  equity  securities  of  small-sized  U.S.
companies.

MARKET OVERVIEW: Similar to mid-cap stocks, small-cap stocks had been largely overlooked for much of the past few years. However, in the second quarter, investors returned and performance results for small-caps outpaced large-caps for the first time since the third quarter of 1997.

In addition to the resurgence of small-cap stocks, the second quarter was characterized by higher long-term interest rates and the outperformance of value versus growth stocks. Amid a rising interest rate environment, investors turned to lower valuation stocks. The Russell 2000 Value Index, an unmanaged index consisting of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, gained 16.6% versus a 14.8% advance for the Russell 2000 Growth Index, an unmanaged index consisting of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 14.11% compared to the Russell 2000 Growth Index, which gained 14.75% for the same period.

PORTFOLIO SPECIFICS: Holdings in the financial services and healthcare sectors boosted relative performance during the quarter. Among the best-performing financial services stocks were Metris and E-Loan. Strong-performing healthcare-related stocks included Mede America and Andrx.

Exposure to technology-related stocks negatively affected relative performance during the quarter. Internet-leveraged stocks that came under profit-taking pressure such as Earthweb, NetObjects and Fatbrain.com detracted from returns.

While returns for technology-related stocks were disappointing, especially early in the quarter, they rebounded sharply and we continue to see robust growth opportunities within the technology sector. During the quarter, we reduced our exposure to software stocks amid sluggish sales stemming from uncertainty regarding the Y2K issue. However, we continue to find other exciting stock-specific opportunities within the technology sector. Holdings in the technology-related and healthcare sectors continue to comprise more than 40% of the fund.

MARKET OUTLOOK: The fundamental strengths of fund holdings inspire optimism. We continue to find promising stocks meeting our investment criteria. Further, we view the Fed's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the stock market.

We are encouraged by the broader advance stocks displayed in the second quarter. The environment for active management has improved.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                                   12/27/93   6/94    6/95    6/96    6/97    6/98   6/30/99
                                                                   --------   ----    ----    ----    ----    ----   -------
Pilgrim SmallCap Growth Fund Class A Shares With Sales Charge        10000    8439   10958   14810   15509   17710    21277
Pilgrim SmallCap Growth Fund Class A Shares Without Sales Charge     10000    8952   11624   15710   16452   18786    22570
Russell 2000 Growth Index                                            10000    9356   11772   14893   15566   17619    19083

                                    Average Annual Total Returns for the
                                        Periods Ended June 30, 1999
                            ----------------------------------------------------
                                               Since Inception   Since Inception
                                              of Class A and C     of Class B
                            1 Year   5 Year         12/27/93           5/31/95
                            ------   ------   ----------------   ---------------
Including Sales Charge:
  Class A (1)               13.23%   18.90%         14.69%               --
  Class B (2)               14.36%      --             --             18.93%
  Class C (3)               18.36%   19.59%         15.21%               --
Excluding Sales Charge:
  Class A                   20.14%   20.32%         15.92%               --
  Class B                   19.36%      --             --             19.21%
  Class C                   19.36%   19.59%         15.21%               --
Russell 2000 Growth Index    8.30%   15.33%         12.54% (4)        15.38%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  5-Year performance for index is shown from 12/31/93.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

U.S. Equity
Funds

Pilgrim
Bank and
Thrift Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Carl Dorf, Senior Vice President and Senior Portfolio Manager, Jeffrey B. Cross, Equity Analyst; Steven L. Raynor, CFA, CPA, Equity Research Analyst; Julia Hamilton, Junior Research Analyst.

GOAL: Pilgrim Bank and Thrift Fund seeks long-term capital appreciation with income as a secondary objective. The Fund primarily invests in equity securities of national and state-chartered banks (other than money-center banks), thrifts, or their holding or parent companies, and in savings accounts of mutual thrifts that allows the Fund to participate in stock conversions of the mutual thrift.

MARKET OVERVIEW: Financial stocks continue to underperform the overall market. This sector has performed poorly for about one and one half years following five excellent years of performance. Large-cap stocks have outperformed the smaller-cap names, and in our opinion, risk has not been factored into stock price performance but liquidity has. Big has been beautiful and the momentum style of investing has been in favor while the value style which we favor has been out of favor.

During this 12-month period of time the following sectors which we believe have above average risk were the strongest in terms of price performance in the financial sector: Money-Center Banks, Stock Brokers and Credit Card Companies. We have little or no exposure to these areas, and this has hurt our relative performance.

A slow-down in bank consolidation and recent concern over rising interest rates has contributed to the poor performance of the sector.

PERFORMANCE: For the 12-month period ending June 30, 1999, the Fund's Class A shares, excluding sales charges, declined 8.61%. During this same time frame the S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies, gained 22.76%. The S&P Major Regional Banks Index, an unmanaged index comprised of major regional banks in the S&P 500
Index, gained 4.35%. The NASDAQ 100 Financial Index, an unmanaged index of the 100 largest financial companies traded on NASDAQ, gained 2.49%.

PORTFOLIO SPECIFICS: The last 12 months of performance represents the most dismal period that I can recall since I started to manage the Fund in January of 1991. Part of this poor performance comes from the sector being out of favor, part from avoiding what I perceived as risk, and part from some poor selections in our non-bank and thrift holdings. The substantial inflow of new money into the Fund last year resulted in our holding onto some positions that performed well too long. I also have substantially increased the Fund's weighting in smaller-cap names in anticipation of a pick-up in bank consolidation, which has recently started. This move hurt the last 12-month performance, but has now started to benefit us. Our Fund has recently benefited from three proposed takeovers. Late in calendar 1998, we started to see net outflows from the Fund that are continuing in 1999. This has forced us to be more active on the sell side, and we have had above-average success in choosing these candidates.

MARKET OUTLOOK: We believe that our Fund currently offers exceptional opportunity on both an absolute and a relative price basis at this time. We do not believe that it is in shareholder's best interests to redeem, and would encourage shareholders to add to their investment in the Fund. The fundamentals that effect the industry are still very good. The modest rise in interest rates that we have experienced in many cases will improve margins and consequently, the earnings outlook for these stocks. The worsening of credit experience is coming from very low levels, and is still very low and only being experienced on a selective basis. We have paid careful attention to credit quality in our stock selection, and most of our holdings are not experiencing any deterioration. Also, consolidation has started to pick up again, and we believe that the posture that we took in shifting the Fund into smaller-cap and mid-cap names, which contributed to our poor performance in the last 12 months, is just starting to pay off.

--------------------------------------------------------------------------------

                                                            6/30/89    6/90    6/91    6/92    6/93    6/94
                                                            -------    ----    ----    ----    ----    ----
Pilgrim Bank And Thrift Fund Class A With Sales Charge       10000     9122   10471   14203   16947   21973
Pilgrim Bank And Thrift Fund Class A Without Sales Charge    10000     9681   11113   15073   17985   23320
S&P 500 Index                                                10000    11646   12504   14179   16108   20040
S&P Major Regional Banks Index                               10000     8554    9672   13332   16778   19938

                                                              6/95     6/96    6/97    6/98   6/30/99
                                                              ----     ----    ----    ----   -------
Pilgrim Bank And Thrift Fund Class A With Sales Charge       24711    32561   53172   75719    69197
Pilgrim Bank And Thrift Fund Class A Without Sales Charge    26225    34555   56429   80358    73437
S&P 500 Index                                                25257    31819   42855   55774    68470
S&P Major Regional Banks Index                               22418    30069   46190   62467    65222

                                         Average Annual Returns for the
                                           Periods Ended June 30, 1999
                                 ----------------------------------------------
                                                                Since Inception
                                                                  of Class B
                                  1 Year    5 Year   10 Year        10/17/97
                                  ------    ------   -------    ---------------
Including Sales Charge:
  Class A (1)                    -13.87%    24.32%    18.66%            --
  Class B (2)                    -13.73%        --        --          2.18%
Excluding Sales Charge:
  Class A                         -8.61%    25.79%    19.84%            --
  Class B                         -9.31%        --        --          4.40%
S&P 500 Index                     22.76%    27.84%    18.75%        26.43%
S&P Major Regional Banks Index     4.41%    26.73%    19.07%        13.20%
NASDAQ 100 Financial Index         2.49%    22.39%        --         8.99%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Bank and Thrift Fund against the S&P 500 Index and the S&P Major Regional Banks Index. In the table, the Fund is also compared to the NASDAQ 100 Financial Index. This index is not shown on the graph above because it does not have 10 years of total return information available. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

PRINCIPAL RISK FACTOR(S): Because the Fund's portfolio is concentrated in the banking and thrift industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry.

International
Equity Funds

Pilgrim
Worldwide
Growth Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa A. Grigolite, Portfolio Manager.

GOAL: Pilgrim Worldwide Growth Fund seeks maximum long-term capital appreciation through investments in equity securities of issuers located in countries around the world, which may include the U.S.

MARKET OVERVIEW: The positive trends of mergers and acquisitions, economic recoveries in Asian countries, as well as the continued low-inflation environment worldwide boosted returns for global equity markets in the second quarter.

In the United States, the potent combination of robust economic growth and non-existent inflation drove large-cap stocks to record highs, with the S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. Companies, gaining 7.1% in the second quarter. In Japan, a much-anticipated economic recovery in the first quarter carried the country's equity market higher. Japan's gross domestic product grew 1.9% in the first three months of 1999 following six quarters of negative growth. In Europe, optimism that economic growth will pick up in the second half of 1999 also boosted equity market returns.

Equity markets around the globe benefited from the positive trends of:

*    merger and acquisition activities,

*    corporate restructuring, and

*    privatization and deregulation of industries.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 10.24% compared to the MSCI World Index, an unmanaged index comprised of more than 1400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East, which gained 4.48% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan, the Netherlands and Finland positively impacted returns. Among the fund's top-performing holdings during the period were Thailand-based Siam Commercial Bank, Japan's Softbank Corp., a software/Internet company, and STMicroelectronics, a semiconductor manufacturer based in the Netherlands.

We increased our weighting in the Pacific Rim to over 13% as of June 30 from about 9% at the end of March as we continue to find stocks benefiting from the positive changes in the region. Our bottom-up stock selection approach also helped us uncover exciting opportunities in Europe, where the fund had over a 24% weighting as of the end of June. The fund's weighting in the United States and Canada stood at over 51% during the period.

MARKET OUTLOOK: The long-term prospects for global investing remain promising as economic growth in many countries is expected to improve throughout 1999 and 2000. Factors such as the resumption of consumer demand in European countries and the economic recovery in emerging Asian nations and in Japan are seen to provide a favorable backdrop for stock pickers.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                                    4/19/93   6/93    6/94    6/95    6/96    6/97    6/98   6/30/99
                                                                    -------   ----    ----    ----    ----    ----    ----   -------
Pilgrim Worldwide Growth Fund Class A Shares With Sales Charge       10000    9925   11071   11807   14296   17279   21621    29815
Pilgrim Worldwide Growth Fund Class A Shares Without Sales Charge    10000   10528   11744   12524   15165   18329   22936    31628
MSCI World Index                                                     10000   10110   10964   11928   13904   16748   19350    22112

                                  Average Annual Total Returns for the
                                      Periods Ended June 30, 1999
                          -----------------------------------------------------
                                             Since Inception    Since Inception
                                            of Class A and C      of Class B
                          1 Year   5 Year        4/19/93            5/31/95
                          ------   ------   ----------------    ---------------
Including Sales Charge:
  Class A (1)             29.96%   20.47%        19.27%                 --
  Class B (2)             32.05%      --            --               25.06%
  Class C (3)             36.05%   21.16%        19.66%                 --
Excluding Sales Charge:
  Class A                 37.90%   21.19%        20.41%                 --
  Class B                 37.05%      --            --               25.30%
  Class C                 37.05%   21.16%        19.66%                 --
MSCI World Index          14.28%   15.05%        13.86%              16.25%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital
International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency flucuation and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

International
Equity Funds

Pilgrim
International Core
Growth Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa A. Grigolite, Portfolio Manager.

GOAL: Pilgrim International Core Growth Fund seeks maximum long-term capital appreciation through investments primarily in companies located outside the United States and whose capitalizations are in the top 75% of publicly-traded companies in their countries.

MARKET OVERVIEW: During the second quarter, evidence of strong economic growth in the United States triggered rising interest rates and inflation concerns. Among international markets, yield curves steepened in concert with the U.S. market as investors feared monetary tightening would be needed to curb inflation pressures and crimp a robust U.S. economy. Extending that scenario, investors looked ahead and feared slower U.S. economic growth would negatively impact the rest of the world. Despite these fears, non-U.S. stocks posted gains.

International equity markets benefited from the positive trends of:

*    merger and acquisition activities,
*    corporate restructuring, and
*    privatization and deregulation of industries.

In Japan, evidence of economic recovery, as reflected by the 1.9% rise in the country's Gross Domestic Product (GDP) in the first quarter of 1999, contributed to the favorable environment in international investing late in the quarter. The positive GDP figure, which ended six quarters of negative growth, signaled the return of investor confidence in the country during the period.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 6.83%, compared to the MSCI EAFE Index, an unmanaged index of major overseas markets, which gained 2.19% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan and the Netherlands positively impacted returns for the fund. Holdings in the technology, retail trade, and commercial/ industrial sectors contributed to gains. We have uncovered exciting opportunities on a stock-by-stock basis in Japan. Companies such as: Softbank Corp., a software/Internet firm; Ryohin Keikaku, a retail company; and Shohkoh Fund, a lending firm, were among our best-performing holdings in the period.

In the United Kingdom, we own ARM Holdings PLC, the fund's top contributor in the second quarter. The company designs reduced instruction set computing (RISC) microprocessors. It licenses and sells its technology and products to semiconductor and electronics manufacturers, including Alcatel, Intel, Lucent, Samsung, Sony and Texas Instruments.

As of June 30, the fund had a 51%  weighting  in Europe  and 32% in the  Pacific
Rim.

MARKET OUTLOOK: Looking ahead, the long-term prospects for international investing remain promising as economic growth in many countries is expected to improve throughout 1999 and 2000. Factors such as the resumption of consumer demand in European countries, and the economic recovery in emerging Asian nations and in Japan are seen to provide a favorable backdrop for stock pickers.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                               2/28/97    6/97    6/98   6/30/99
                                                               -------    ----    ----   -------
Pilgrim Int'l Core Growth Fund Class A With Sales Charge        10000    11222   13916    14771
Pilgrim Int'l Core Growth Fund Class A Without Sales Charge     10000    11904   14762    15669
MSCI EAFE Index                                                 10000    11281   11794    12508

                                                        Average Annual Total
                                                      Returns for the Periods
                                                        Ended June 30, 1999
                                                     --------------------------
                                                                Since Inception
                                                     1 Year         2/28/97
                                                     ------     ---------------
Including Sales Charge:
  Class A (1)                                         0.02%         18.14%
  Class B (2)                                         0.45%         19.52%
  Class C (3)                                         4.47%         20.26%
Excluding Sales Charge:
  Class A                                             6.14%         21.16%
  Class B                                             5.45%         20.53%
  Class C                                             5.47%         20.26%
MSCI EAFE Index                                       6.05%         10.06%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of major overseas markets. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa Grigolite, Portfolio Manager.

GOAL: Pilgrim International SmallCap Growth Fund seeks maximum long-term capital appreciation through investments primarily in small companies located outside the United States, emphasizing the bottom 75% of publicly-traded companies as measured by market capitalization in each country.

MARKET OVERVIEW: International small-caps have delivered solid gains in the second quarter of 1999. The pick-up in economic growth in many countries around the globe, resurgent consumer demand in developing nations and the recovery in commodity prices positively impacted returns for international small-caps.

Corporate restructuring was also a major factor that bolstered performance. In Japan, for example, management teams at smaller-cap companies have embraced restructuring programs more quickly than those at more established, large-cap firms. As a result, small-cap stocks in Japan have surged.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 13.17% compared to the Salomon EPAC Extended Market Index, an unmanaged index comprised of smaller-capitalization companies in 22 countries excluding Canada and the United States which gained 5.33% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan, Germany and Hong Kong positively impacted the fund's returns during the period. Stock selection in the technology, consumer services, retail trade and financial services sectors also contributed to gains.

As of the end of June, we had a 45% weighting in Europe as we continue to uncover promising opportunities in the region. We raised our weighting in the Pacific Rim to 41% as of June 30 from 33% at the end of the first quarter. Our bottom-up approach to equity investing led us to unearth exciting opportunities in the region.

In Japan, the fund owns Hikari Tsushin, a major telecommunications subscription agency. The company benefits from strong cellular phone subscriber growth, focused product offerings and distribution, as well as dynamic management. In the United Kingdom, we own ARM Holdings PLC, the fund's top contributor in the second quarter. The company designs reduced instruction set computing (RISC) microprocessors. It licenses and sells its technology and products to semiconductor and electronics manufacturers, including Alcatel, Intel, Lucent, Samsung, Sony and Texas Instruments.

MARKET OUTLOOK: Despite a lack of widespread recognition, the long-term outlook for smaller-cap stocks in non-U.S. markets remains favorable. The growing popularity of national exchanges that list smaller-cap issues, such as Japan's Jasdaq market, the Nouveau Marche in France and the Neuer Markt in Germany, is seen to provide exciting opportunities for stock pickers. Tighter regulations and better listing standards for these markets make them ideal places to look for high-quality stocks.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                                          8/31/94   6/95    6/96    6/97    6/98   6/30/99
                                                                          -------   ----    ----    ----    ----   -------
Pilgrim International SmallCap Growth Fund Class A With Sales Charge       10000    8815   10655   13006   16935    20803
Pilgrim International SmallCap Growth Fund Class A Without Sales Charge    10000    9351   11303   13796   17965    22067
Salomon EPAC EM Index                                                      10000    9303   10889   11023   11104    11507

                                      Average Annual Total Returns for the
                                          Periods Ended June 30, 1999
                                -----------------------------------------------
                                            Since Inception     Since Inception
                                           of Class A and C       of Class B
                                1 Year         8/31/94              5/31/95
                                ------     ----------------     ---------------
Including Sales Charge:
  Class A (1)                   15.79%          16.38%                  --
  Class B (2)                   16.96%             --                22.04%
  Class C (3)                   20.98%          16.94%                  --
Excluding Sales Charge:
  Class A                       22.84%          17.81%                  --
  Class B                       21.96%             --                22.31%
  Class C                       21.98%          16.94%                  --
Salomon EPAC EM Index           -0.39%           2.95%                5.01%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

International
Equity Funds

Pilgrim
Emerging
Countries Fund             PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jon Borchardt, Investment Analyst; Jason Campbell, Investment Analyst.

GOAL:   Pilgrim  Emerging   Countries  Fund  seeks  maximum   long-term  capital
appreciation through investments in equity securities of issuers located in countries with emerging securities markets.

MARKET OVERVIEW: Almost two years following a debilitating financial crisis in emerging countries, many markets in Asia and Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region registered gains in the six-month period ending June 30, 1999. The following factors boosted returns:

*    significant economic recoveries in many emerging countries,
*    declining interest rates,
*    government efforts to implement structural reforms,
*    corporate restructuring, and
*    recovery in commodity prices.

In Asia, banking sector restructuring has helped accelerate the pace of economic reform. In Thailand, where the currency crisis of 1997 started, the government has embarked on a program to recapitalize troubled banks. These banks, which suffered from a rise in non-performing loans, are in the process of repairing their depleted capital bases and raising new funds to cover their bad loans. Another country on the path of economic recovery is South Korea, which continues to benefit from the government's ongoing implementation of economic reforms.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 24.65% compared to the MSCI Emerging Markets Free Index, an unmanaged index comprised of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin, which gained 23.62% for the same period.

PORTFOLIO SPECIFICS: Amid an improving environment for emerging markets, stock selection, especially in Asia, was the greatest contributor to the fund's gains. Holdings in Taiwan, South Korea and Singapore were among the best performers during the period. We significantly increased our weighting in Asia in the period as we uncovered exciting opportunities on a stock-by-stock basis in the region. Datacraft Asia of Singapore, an information technology service provider and the premier systems integrator for Cisco Systems and Ascend Communications, was one of the fund's top performers.

MARKET OUTLOOK: Although uncertainties in emerging markets remain, such as political and regulatory issues as well as liquidity problems, long-term prospects are compelling. These countries exhibit the following attractive fundamentals:

*    important share of world GDP and population,
*    competitive labor costs, and
*    rising productivity.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                          11/28/94    6/95     6/96     6/97     6/98    6/30/99
                                                          --------    ----     ----     ----     ----    -------
Pilgrim Emerging Countries Class A With Sales Charge        10000     9534    11724    15260    12265     13886
Pilgrim Emerging Countries Class A Without Sales Charge     10000    10114    12437    16187    13011     14730
MSCI EMF Index                                              10000     8961     9525    10519     6274      7855

                                      Average Annual Total Returns for the
                                          Periods Ended June 30, 1999
                                -----------------------------------------------
                                            Since Inception     Since Inception
                                           of Class A and C       of Class B
                                1 Year         11/28/94             5/31/95
                                ------     ----------------     ---------------
Including Sales Charge:
  Class A (1)                    6.68%           7.41%                 --
  Class B (2)                    7.44%             --                9.04%
  Class C (3)                   11.43%           7.81%                 --
Excluding Sales Charge:
  Class A                       13.22%           8.80%                 --
  Class B                       12.44%             --                9.41%
  Class C                       12.43%           7.81%                 --
MSCI EMF Index                  25.20%          -6.69%              -3.12%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

International
Equity Funds

Pilgrim
Asia-Pacific
Equity Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Ian Burden, Chief Investment Officer; Man Wing Chung, Director; Rosanna Lam, Director; Richard Wong, Associate Director; Simon Yap, Associate Director; Seng Keong Wan, Senior Portfolio Manager; Leilani Lam, Portfolio Manager; Vernon Yu, Portfolio Manager; Sherwin Soo, Portfolio Manager.

GOAL: Pilgrim Asia-Pacific Equity Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region, excluding Australia and Japan.

MARKET OVERVIEW: During the 12-month period ending June 30, 1999, the Asian stock markets registered strong gains on the back of lower interest rates, substantial liquidity inflows and expectations of an economic recovery. In addition, rallies in the U.S. and Japan were a key influence on sentiment. Korea made the most significant surge as a result of buoyant domestic liquidity and foreign participation. Singapore's low interest rates, attractive macro policy and proactive corporate restructuring were positive for foreign funds inflow. Hong Kong's performance was basically in line with the U.S., while favorable China matters such as the country's effort to reflate its domestic economy and rotational buying in H-shares and China concept stocks, due to cheap valuations, added a sweetener for buying interest. Elsewhere, Indonesia was helped by declining interest rates supported by decelerating inflation, strengthened currency and a peaceful election campaign. Malaysia was helped by the falling interest rates and a possible MSCI reinstallation. Thailand's better-than-expected first quarter Gross Domestic Product of 0.9%, the first increase in seven quarters, confirmed the view that the economy is on the road to recovery. The economic recovery appears to be finding a broader base in the Philippines with improvements starting to show in the consumer sector. Taiwan was a relative laggard among Asian markets as disappointing corporate results and lack of government initiatives to support the market initially affected retail investors' buying interest. The influx of foreign investors was induced later by the better-than-expected industrial output and export growth numbers.

PERFORMANCE: For the 12-month period ending June 30, 1999, the Fund's Class A shares, excluding sales charges, earned a total return of 61.88% compared to 87.02% for the Morgan Stanley Capital International All Countries Far East Free ex-Japan Index (the "MSCI"), a performance measurement of Far East markets excluding Japan.

PORTFOLIO SPECIFICS: The correct overweight position, relative to the benchmark, in China due to attractive bottom-up valuations of companies contributed to the Fund's performance. The Fund reaped benefits from a subsequent rush of liquidity into neglected China plays following the government's aggressive relation policy. Stock selection was good, particularly on cyclical and recovery concept stocks which did well on growing optimism that Asia has seen the worst. The focus on airlines, banks and petrochemical stocks was correctly identified. The performance was somewhat limited by the underweight stance, relative to the benchmark, in Korea, which has done extremely well on the back of buoyant local liquidity and strong foreign interest as a result of increased weight given by MSCI.

MARKET OUTLOOK: Signs of an improving export performance and recovering domestic economies against the background of (generally) low interest rates, continues to be highly supportive of regional equity markets. Further Fed tightening would be more challenging to regional equity markets than the recent extremely modest move, especially for Hong Kong. However, an improving global growth outlook is positive for both absolute, and relative return prospects in the region as a whole.

--------------------------------------------------------------------------------
                                           9/1/95   6/96    6/97   6/98  6/30/99
                                           ------   ----    ----   ----  -------
Asia Pacific Class A With Sales Charge      10000   9780   10345   4221    6833
Asia Pacific Class A Without Sales Charge   10000  10376   10976   4479    7250
MSCI Far East Free Ex-Japan Index           10000  11385   11707   4781    8942

                                         Average Annual Total Returns for the
                                              periods ended June 30, 1999
                                       -----------------------------------------
                                                                 Since Inception
                                       1 year         3 year         9/1/95
                                       ------         ------     ---------------
Including Sales Charge:
  Class A (1)                          52.64%        -12.99%          -9.46%
  Class B (2)                          55.64%        -12.91%          -9.53%
  Class M (3)                          55.04%        -12.87%          -9.46%
Excluding Sales Charge:
  Class A                              61.88%        -11.26%          -8.05%
  Class B                              60.64%        -12.03%          -8.80%
  Class M                              60.68%        -11.84%          -8.62%
MSCI Far East Free Ex-Japan Index      87.02%         -7.74%          -2.88%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Ex-Japan Index, an unmanaged index of the performance of Far East markets excluding Japan. The index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflect deduction of the Class B deferred sales charge of 5%, 3% and 3%, respectively, for the 1 year, 3 year and since inception returns.

(3)  Reflects deduction of the Class M maximum sales charge of 3.50%

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investment in equities, and exposure to changes in currency exchange rates, and economic and political risks of foreign investing.

Income
Funds

Pilgrim Government
Securities
Income Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President & Senior Portfolio Manager; Charles G. Ullerich, CFA, Portfolio Manager.

GOALS: Pilgrim Government Securities Income Fund seeks high current income, consistent with liquidity and preservation of capital, by investing in securities issued or guaranteed by the U.S. Government and certain of its agencies or instrumentalities.

BOND MARKET OVERVIEW: The second half of 1998 witnessed extraordinary price volatility and illiquidity as a number of hedge-funds and emerging markets collapsed. Periods of extreme illiquidity and risk aversion are characterized by a flight to quality with purchases of on-the-run Treasuries at the expense of all other asset classes. Yields on 30-year Treasuries reached a low of 4.72%. Many market observers felt that financial markets stood at the precipice of collapse as credit markets ground to a halt. Once the Federal Reserve stepped in with aggressive easings, the markets stabilized. The long bond closed out the year at 5.10%.

Calm returned to the fixed income markets with the new year. Mortgage and agency paper tightened, yet U. S. Treasury yields rose. As it became clear that the economy would not fall into the abyss, the very Fed easings that alleviated the market's liquidity fears were now seen as inflationary. The 30-year Treasury moved to a high of 5.70% during the first quarter.

By the second quarter of 1999, risk aversion once again crept back into the fixed income markets. Although memories of last autumn's credit debacle are partially to blame, this period of illiquidity has many different causes. Monumental new debt issuance and broker-dealer hesitancy to inventory non-government bonds are the primary culprits. Fed tightening coupled with renewed troubles in many Latin American debt markets have compounded the problems of a skittish market. Moreover, swap spreads, the levels at which large institutional investors may swap fixed rate paper for floating rate and vice versa, are now posed to match the levels last seen in the worst days of October, 1998. Wide swap spreads have a negative impact on agency and mortgage-backed paper. Consequently, mortgage, agency, and off-the-run Treasury spreads have widened in tandem with the deterioration of sister markets. Faced with a robust economy and subsequent Fed tightening, the 30-year Treasury moved to a high of 6.16% during the second quarter.

PERFORMANCE: For the 12-month period ended June 30, 1999, the Funds's Class A Shares, excluding sales charges, provided a total return of 1.89% compared to the Lehman Brothers Intermediate Treasury Index, an unmanaged index containing public obligations of the U.S. Treasury with an intermediate maturity range, which returned 4.49% in the same period.

PORTFOLIO SPECIFICS: The mortgage market has been challenged over the last 12 months by a flight to quality, high prepayments, and finally by wide swap spreads. We have moved to limit the allowable duration range of the portfolio in order to dampen price volatility and reduce risk. Our shortening of duration on the eve of renewed inflationary fears has served us well, yet the need for yield compels us to maintain a high degree of mortgage-backed securities in a less than sanguine environment.

MARKET OUTLOOK: The supply avalanche that has blighted the corporate bond market directly and government securities indirectly provides an opportunity to add desirable issues at very cheap levels. The spreads on bullet agencies are approaching historic levels. We will focus on adding positions throughout the summer in an effort to exploit the market's illiquidity. Going forward we intend to add securities less vulnerable to the vagaries of prepayments, while remaining cognizant of the income generation of the fund. Anticipation of a further Fed tightening in August may well push interest rates to near-term highs which may provide us with the opportunity to extend duration.

--------------------------------------------------------------------------------

                                                               6/30/89    6/90     6/91     6/92     6/93     6/94
                                                               -------    ----     ----     ----     ----     ----
Pilgrim Gov't Sec's Income Fund Class A With Sales Charge        9525    10145    11077    12080    13266    12935
Pilgrim Gov't Sec's Income Fund Class A Without Sales Charge    10000    10651    11630    12683    13928    13581
Lehman Government/Mortgage Index                                10000    10793    11955    13594    15144    14956
Lehman Intermediate Treasury Index                              10000    10764    11889    13420    14783    14755

                                                                 6/95     6/96     6/97     6/98   6/30/99
                                                                 ----     ----     ----     ----   -------
Pilgrim Gov't Sec's Income Fund Class A With Sales Charge       14094    14564    15631    16824    17142
Pilgrim Gov't Sec's Income Fund Class A Without Sales Charge    14797    15291    16411    17664    17997
Lehman Government/Mortgage Index                                16766    17602    19014    20986    21716
Lehman Intermediate Treasury Index                              16192    16982    18146    19674    20556

                                                 Average Annual Total Returns for the
                                                     Periods Ended June 30, 1999
                                     --------------------------------------------------------------
                                                                  Since Inception   Since Inception
                                                                 of Class B and M     of Class C
                                     1 Year   5 Year   10 Year        7/17/95           6/11/99
                                     ------   ------   -------   ----------------   ---------------
Including Sales Charge:
  Class A (1)                        -2.93%    4.78%    5.54%            --                --
  Class B (2)                        -3.70%       --      --           3.50%               --
  Class C (3)                           --        --      --             --              0.55%
  Class M(4)                         -1.96%       --      --           3.57%               --
Excluding Sales Charge:
  Class A                             1.89%    5.79%    6.05%            --                --
  Class B                             1.09%       --      --           4.14%               --
  Class C                               --        --      --             --              1.55%
  Class M                             1.31%       --      --           4.45%               --
Lehman Government/Mortgage Index      3.48%    7.74%    8.06%          6.88% (5)         1.19%
Lehman Intermediate Treasury Index    4.49%    6.86%    7.47%          6.13%             1.02%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Government Securities Fund against the Lehman Intermediate Treasury Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance is shown from 7/31/95.

PRINCIPAL RISK FACTOR(S): Exposure to financial and interest rate risks and prepayment risk or mortgage related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the fund is not guaranteed and will fluctuate.

Income
Funds

Pilgrim
Strategic
Income Fund                PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing primarily in debt securities issued by U.S. and foreign corporations, as well as U.S. and Foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield debt securities rated below investment grade.

MARKET OVERVIEW: Risk aversion has once again crept back into the investment-grade fixed income markets. From April 1st through June 30th, spreads widened in the face of monumental new issue supply and broker-dealer hesitancy to inventory non-government bonds. Renewed troubles in many Latin American debt markets, coupled with Fed tightening have moved many issues out to or near the wide levels witnessed in January of this year. Swap spreads, which are seen by some as a barometer of financial system liquidity, are now posed to match the levels seen in October, 1998 during the worst of the hedge fund and credit spread debacle.

The high yield market has continued to experience technical weakness through the first six months of 1999. Although there was fear in the market of an economic slowdown and rising interest rates and inflation, high yield bond prices remained stable to slightly lower. As a result, spreads narrowed to Treasuries through early May. As the second quarter ended, the market became increasingly concerned about credit quality and the bias of the Federal Reserve on monetary policy. High yield bond prices moved lower causing spreads to widen slightly in late May and June.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, were down 1.23% compared to the Lehman Aggregate Bond Index, an unmanaged index of fixed income securities, which was down 0.88%.

PORTFOLIO SPECIFICS: The wholesale deterioration in the investment grade fixed income markets was partially offset by our reduction in Latin American names and the paring back of Commercial Mortgage-Backed Securities, two sectors that were subsequently hit very hard. Additions to the portfolio are more tradable, and in some cases multi-billion dollar, issues in anticipation of the markets preference for liquidity. The relative value, or cheapness, of the high yield markets provided an opportunity to increase our allocation from the mid-teens to about 35%. High yield positions were consolidated as smaller holdings were sold and exposure was increased to the Telecommunications sector. Finally, we closed out all non-dollar positions.

MARKET OUTLOOK: The supply avalanche that has blighted the investment grade market provides an opportunity to add quality names at very cheap levels. Given that most issuers have decided to complete all their funding needs well before the fourth quarter and Y2K, spreads should revert to their mean in the near future. Although repeated Fed tightenings will eventually moderate the economy, we do not anticipate major profit dislocations.

Although high yield bonds have recovered from the liquidity crunch of the third quarter of 1998, we believe they continue to trade relatively cheap to historical averages. Lacking a further dramatic move upward in interest rates or inflation in the coming year, high yield should provide attractive returns versus other fixed income asset classes.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------
                                                              7/27/98    6/30/99
                                                              -------    -------
Pilgrim Strategic Income Fund Class A With Sales Charge        10000       9739
Pilgrim Strategic Income Fund Class A Without Sales Charge     10000      10223
Lehman Brothers Aggregate Index                                10000      10283

                                                 Average Annual Total Returns
                                             for the Periods Ended June 30, 1999
                                             -----------------------------------
                                                      Since Inception
                                                          7/27/98
                                             -----------------------------------
Including Sales Charge:
  Class A (1)                                             -2.61%
  Class B (2)                                             -3.04%
  Class C (3)                                              1.22%
Excluding Sales Charge:
  Class A                                                  2.23%
  Class B                                                  1.96%
  Class C                                                  1.97%
Lehman Brothers Aggregate Index                            2.83%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5%.

(3)  Reflects deduction of the Class C deferred sales charge of 0.75%.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market prices for those instruments.

Income
Funds

Pilgrim
High Yield
Fund                       PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT: Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim High Yield Fund seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

MARKET OVERVIEW: The 12-month period ending June 30, 1999 began, as one of the most friendly to high yield bonds that we have seen in several years. Shortly after the beginning of the period major shocks were sent through the capital markets giving us some of the widest spreads we have seen since the recession in 1989-1990.

High yield spreads widened as a result of a flight to quality, which took place in July and August, 1998. This occurred as a result of major dislocations in foreign markets, primarily based on the fear that the Russian economy might collapse. These fears, in hindsight, were overblown, but there were major repercussions in the global bond market.

Credit spreads on high yield bonds widened dramatically to levels not seen since the 1990 recession. Many market participants were caught off guard as liquidity was reduced. Leverage employed by certain market participants, particularly hedge funds, resulted in heavy losses as foreign markets traded off. Many major banks and brokerage firms had loaned money or actually taken equity positions in these funds. As losses mounted, the lenders became more conservative. The major market makers, or dealers, of high yield instruments cut their capital available for trading operations as part of this push towards conservatism. As a result, fewer or no bids were available to sellers of bonds, and bond prices dropped.

New issue activity slowed considerably as buyers had less cash to spend. What looked like a potentially record breaking year for new issues after six months, turned out to be just an above average year by the end of December, 1998.

As 1999 began, the market stabilized and spreads began to narrow. However, spreads remained wider than they had been in the first half of 1998. Investors were now concerned that the Federal Open Market Committee ("FOMC") had changed its bias from easing monetary policy to a more neutral stance. By the end of our fiscal year June, 1999, more investors had become concerned that inflation might pick up. Interest rates had risen significantly from late 1998. On June 30th, the FOMC raised the Fed Funds rate from 4.75% to 5.00%, tightening monetary policy.

It now appears that the FOMC is trying to engineer a soft landing by slowing the economy and keeping inflation under control without driving the country into a recession. If they successfully engineered another soft landing, as they did earlier in the decade, it would be positive for high yield issues.

PERFORMANCE: For the 12-month period ended June 30, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of -5.57% compared to the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds, which returned -0.38%, and the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned -0.85% for the same period.

PORTFOLIO  SPECIFICS:  It was a difficult  environment  for high yield bonds the
last  12  months.   The  Fund  was   particularly   hit  hard  by   exposure  to
commodity-based industries such as mining and steel.

Positively impacting performance was our heavy weighting in the communications sector. This area of the economy continues to grow at rates above the general growth rate in the United States. The fund also benefited from its core investment philosophy, which prevented the ownership of foreign and emerging markets issues. The fund avoided these sectors which underperformed the market for the period.

MARKET OUTLOOK: Much depends on the actions the FOMC takes in the next several quarters. We have an economy that is growing, and inflation rates that are reasonable. If through its control of monetary policy the FOMC can keep a lid on inflation and continue economic prosperity, it will be positive for high yield bonds.

--------------------------------------------------------------------------------
High yield issues are trading relatively cheaply to their historical averages. This presents what we believe is an opportunity to achieve returns above the long-term averages for high yield securities on issues purchased in today's market environment.

                                                        6/30/89    6/90     6/91     6/92     6/93     6/94
                                                        -------    ----     ----     ----     ----     ----
Pilgrim High Yield Fund Class A With Sales Charge         9523     9173     9954    12259    14268    14883
Pilgrim High Yield Fund Class A Without Sales Charge     10000     9633    10454    12874    14984    15629
First Boston High Yield Index                            10000    10330    11951    14959    17496    18152

                                                          6/95     6/96     6/97     6/98   6/30/99
                                                          ----     ----     ----     ----   -------
Pilgrim High Yield Fund Class A With Sales Charge        16316    18392    21545    24067    22727
Pilgrim High Yield Fund Class A Without Sales Charge     17134    19314    22625    25274    23866
First Boston High Yield Index                            20421    22457    25751    28579    28336

                               Average Annual Total Returns for the Periods Ended June 30, 1999
                                -------------------------------------------------------------
                                                            Since Inception   Since Inception
                                                           of Class B and M      of Class C
                                1 Year  5 Year   10 Year        7/17/95            5/27/99
                                ------  ------   -------   ----------------   ---------------
Including Sales Charge:
  Class A (1)                  -10.10%   7.77%     8.56%           --                --
  Class B (2)                  -10.50%     --        --          6.92%               --
  Class C (3)                      --      --        --            --             -0.66%
  Class M (4)                   -8.88%     --        --          6.91%               --
Excluding Sales Charge:
  Class A                       -5.57%   8.84%     9.09%           --                --
  Class B                       -6.23%     --        --          7.51%               --
  Class C                        0.34%     --        --            --              0.34%
  Class M                       -5.85%     --        --          7.82%               --
First Boston High Yield Index   -0.85%   9.31%    10.47%         8.30% (5)         0.05%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception return from 7/31/95.

PRINCIPAL RISK FACTOR(S): Exposure to financial market and interest rate risk. High Yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, have lower market prices for those instruments.

Income
Funds

Pilgrim
High Yield
Fund II                    PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT: Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim High Yield Fund II seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

MARKET OVERVIEW: The 12-month period ending June 30, 1999, began as one of the most friendly to high yield bonds that we have seen in several years. Shortly after the beginning of the period, major shocks were sent through the capital markets giving us some of the widest spreads we have seen since the recession in 1989-1990.

High yield spreads widened as a result of a flight to quality, which took place in July and August, 1998. This occurred as a result of major dislocations in foreign markets, primarily based on the fear that the Russian economy might collapse. These fears, in hindsight, were overblown, but there were major repercussions in the global bond market.

Credit spreads on high yield bonds widened dramatically to levels not seen since the 1990 recession. Many market participants were caught off guard as liquidity was reduced. Leverage employed by certain market participants, particularly hedge funds, resulted in heavy losses as foreign markets traded off. Many major banks and brokerage firms had loaned money or actually taken equity positions in these funds. As losses mounted, the lenders became more conservative. The major market makers, or dealers, of high yield instruments cut their capital available for trading operations as part of this push towards conservatism. As a result, fewer or no bids were available to sellers of bonds, and bond prices dropped.

New issue activity slowed considerably as buyers had less cash to spend. What looked like a potentially record breaking year for new issues after six months, turned out to be just an above average year by the end of December, 1998.

As 1999 began, the market stabilized and spreads began to narrow. However, spreads remained wider than they had been in the first half of 1998. Investors were now concerned that the Federal Open Market Committee ("FOMC") had changed its bias from easing monetary policy to a more neutral stance. By the end of our fiscal year June, 1999, more investors had become concerned that inflation might pick up. Interest rates had risen significantly from late 1998. On June 30th, the FOMC raised the Fed Funds rate from 4.75% to 5.00%, tightening monetary policy.

It now appears that the FOMC is trying to engineer a soft landing by slowing the economy and keeping inflation under control without driving the country into a recession. If they successfully engineered another soft landing, as they did earlier in the decade, it would be positive for high yield issues.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, were up 1.60% compared to the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned 1.16% for the same period.

PORTFOLIO SPECIFICS: In a tough market for high yield bonds over the last 12 months, the fund has performed well. The growth orientation of the holdings has helped the fund avoid downgrades and outperform the market.

Helping the fund was a lack of exposure to foreign and emerging markets issues. These issues were particularly volatile after the Russian economic scare. Communications and technology issues were heavily weighted and outperformed the market. Their growth rates continue to exceed the overall growth rates of the economy.

Lastly, the fund had a heavy exposure to short maturity, yield-to-call bonds. These are issues that are less sensitive to market price movements because they are about to be called, or repurchased, by their issuers. These issues helped performance in what was generally a negative market.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------
MARKET OUTLOOK: Much depends on the actions the FOMC takes in the next several quarters. We have an economy that is growing, and inflation rates that are reasonable. If through its control of monetary policy the FOMC can keep a lid on inflation and continue economic prosperity, it will be positive for high yield bonds.

High yield issues are trading relatively cheaply to their historical averages. This presents what we believe is an opportunity to achieve returns above the long-term averages for high yield securities on issues purchased in today's market environment.

                                                         3/27/98   6/98  6/30/99
                                                         -------   ----  -------
Pilgrim High Yield Fund II Class A With Sales Charge      10000    9693    9779
Pilgrim High Yield Fund II Class A Without Sales Charge   10000   10174   10264
Lehman High Yield Index                                   10000   10102   10063

                                                   Average Annual Total Returns
                                                  for the Periods Ended June 30,
                                                  ------------------------------
                                                               Since Inception
                                                    1 Year         3/27/98
                                                    ------     ---------------
Including Sales Charge:
  Class A (1)                                       -3.91%          -1.76%
  Class B (2)                                       -4.18%          -1.32%
  Class C (3)                                       -0.52%           1.56%
Excluding Sales Charge:
  Class A                                            0.88%           2.09%
  Class B                                            0.40%           1.56%
  Class C                                            0.39%           1.56%
Lehman High Yield Index                             -0.38%           0.58%

Based on a $10,000 initial investment, the graph above illustrates the total return of Lehman High Yield II Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market price for those instruments.

Equity &
Income Funds

Pilgrim
Balanced
Fund                       PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT TEAM: G. David Underwood, Vice President & Senior Portfolio Manager; Kevin Mathews, Senior Vice President & Senior Portfolio Manager; Robert
K. Kinsey, Vice President & Senior Portfolio Manager.

GOALS: Pilgrim Balanced Fund seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

EQUITY MARKET OVERVIEW: Investor attention had been on large-capitalization growth stocks since 1997. Many of these stocks benefited from corporate restructuring that began in the 1980's. Throughout last year, however, the largest 50 stocks in the S&P 500 Index, an unmanaged index of the stocks of approximately 500 large- capitalization U.S. companies, accounted for most of the index's appreciation as these select few provided a safe haven from fears of global economic weakness.

Preference shifted by the beginning of the second quarter of 1999, as it became apparent that growth of the U.S. economy remained strong, and that global economic conditions were also improving. Investors migrated to more cyclical stocks, particularly those of the Basic Industries and the Energy sectors, where depressed commodity prices stood to benefit from rising global economic activity.

The shifting market preferences in the Spring of 1999 also resulted in broader participation among market sectors. For example, over the past 12 months, only the Technology and Communications Services sectors outperformed the S&P 500 Index. During the second quarter however, six of the 11 sectors of the market, Basic Industries, Capital Goods, Communication Services, Energy, Technology and Utilities, outperformed the Index. Still, participation among stocks was relatively narrow, as the 7% gain of the S&P in the quarter was attributed to 70 companies.

bond market overview: Risk aversion has once again crept back into the investment-grade fixed income markets. From April 1st through June 30th, spreads widened in the face of monumental new issue supply and broker-dealer hesitancy to inventory non-government bonds. Renewed troubles in many Latin American debt markets coupled with Fed tightening have moved many issues out to or near the wide levels witnessed in January of this year. Swap spreads, which are seen by some as a barometer of financial system liquidity, are now posed to match the levels seen in October, 1998 during the worst of the hedge fund and credit spread debacle.

The high yield market has continued to experience technical weakness through the first six months of 1999. Although there was fear in the market of an economic slowdown and rising interest rates and inflation, high yield bond prices remained stable to slightly lower. As a result, spreads narrowed to Treasuries through early May. As the second quarter ended, the market became increasingly concerned about credit quality and the bias of the Federal Reserve on monetary policy. High yield bond prices moved lower causing spreads to widen slightly in late May and June.

performance: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 1.42%, compared to a composite index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year, which gained 3.88% for the same period.

portfolio specifics: Appropriate sector allocation and good stock selection, combined with a disciplined portfolio management approach, led to the Fund's strong investment performance. The Fund has maintained about 20% in technology-related industries for much of the past year. Holdings in the stocks of Sun Microsystems, IBM, Hewlett Packard, Cisco Systems, America Online and Microsoft performed particularly well. The Fund's holdings in Dupont, Alcoa, Tyco Industries, Chevron and Schlumberger were equally strong in the most recent quarter.

As of the end of June, Technology was the largest sector of the Fund, followed by Consumer Nondurables, Consumer Cyclicals, Retailing and Healthcare.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------
The wholesale deterioration in the investment-grade fixed income markets was partially offset by our reduction in Latin American names, non-dollar positions, and Commercial Mortgage-Backed Securities. Additions to the portfolio are more tradable issues in anticipation of the market's preference for liquidity. The relative value, or cheapness, of the high yield markets provided an opportunity to increase our holdings from the mid-teens to nearly 35% of the total bond allocation.

market outlook: The market environment still appears favorable for investment in large-capitalization companies. We expect the equity market to broaden further, as more groups and more individual stocks participate in the markets advance. Finally, we still see value in the long-term franchises of the leading companies in which the fund invests.

The supply avalanche that has blighted the bond market provides an opportunity to add desirable names at very cheap levels. Given that most issuers have decided to complete all their 1999 funding needs well before the fourth quarter and Y2K, spreads should revert to their mean in the near future.

                                                     4/19/93    6/93     6/94     6/95     6/96     6/97     6/98   6/30/99
                                                     -------    ----     ----     ----     ----     ----     ----   -------
Pilgrim Balanced Fund Class A With Sales Charge       10000    10411     9697    11622    13527    15381    19482    22580
Pilgrim Balanced Fund Class A Without Sales Charge    10000    11044    10286    12329    14350    16316    20666    23953
60% S&P 500 / 40% Lehman Aggregate                    10000    10219    10080    11955    13898    17210    21142    24577

                                          Average Annual Total Returns for the
                                               Periods Ended June 30, 1999
                                   ----------------------------------------------------
                                                      Since Inception   Since Inception
                                                     of Class A and C      of Class B
                                   1 Year   5 Year        4/19/93            5/31/95
                                   ------   ------   ----------------   ---------------
Including Sales Charge:
  Class A (1)                       9.24%   17.03%         14.04%                --
  Class B (2)                      10.23%      --             --              17.96%
  Class C (3)                      14.23%   17.65%         14.42%                --
Excluding Sales Charge:
  Class A                          15.90%   18.42%         15.13%                --
  Class B                          15.23%      --             --              18.25%
  Class C                          15.14%   17.65%         14.42%                --
60% S&P 500/40% Lehman Aggregate   14.92%   19.83%         15.30% (4)         19.12%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Since inception return from 4/30/93.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments.

Equity &
Income Funds

Pilgrim
Convertible
Fund                       PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Douglas G. Forsyth, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael Carroll, Investment Analyst; Michael Yee, Investment Analyst.

GOAL: Pilgrim Convertible Fund seeks maximum total return, consisting of capital
appreciation  and  current  income,   by  investing   primarily  in  convertible
securities.

MARKET OVERVIEW: Strength in the stock market and narrowing credit spreads continued to help convertible bonds in the second quarter. We viewed the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the convertible market. Technology-related issues were among the best performers during the quarter, especially in June.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class A shares, excluding sales charges, provided a total return of 6.62% compared to the First Boston Convertible Index, an unmanaged index representing the universe of convertible securities, which gained 7.53% for the same period.

PORTFOLIO SPECIFICS: Investor preference for value- oriented stocks and a sharp selloff among technology issues early in the quarter negatively impacted returns as the fund retained a significant weighting in technology issues throughout the period. Issue-specific disappointments, such as energy providers Williams Companies and Texas Utilities, also weighted on returns.

However, later in the quarter, as technology stocks rebounded, fund returns outdistanced those of the benchmark. Among the fund's top-performing holdings late in the quarter were Qualcomm, Analog Devices and LSI Logic. Other strong performers included Ericsson and Citrix. Select issues in the commercial/industrial and retail sectors also contributed to gains.

MARKET OUTLOOK: The fund retains its significant weighting in technology issues and we continue to see signs of promise within this sector, especially among telecommunications and telecom equipment providers as a result of increasing demand.

Our bottom-up approach also continues to uncover opportunities in other sectors such as retail where pockets of strength coexist with issuer-specific distinctions. Recently, issues such as Ann Taylor, Home Depot and CVS Corp. have delivered strong gains.

Convertibles remain an attractive asset class for risk-conscious investors who seek stock market participation with limited downside exposure.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                         4/19/93   6/93    6/94    6/95    6/96    6/97    6/98  6/30/99
                                                         -------   ----    ----    ----    ----    ----    ----  -------
Pilgrim Convertible Fund Class A With Sales Charge        10000   10308   10743   11744   14308   17368   21139   26189
Pilgrim Convertible Fund Class A Without Sales Charge     10000   10935   11396   12458   15178   18424   22425   27781
First Boston Convertible Index                            10000   10271   10437   12162   14081   16211   18477   20636

                                        Average Annual Total Returns for the
                                            Periods Ended June 30, 1999
                                 ---------------------------------------------------
                                                   Since Inception   Since Inception
                                                  of Class A and C      of Class B
                                 1 Year   5 Year       4/19/93            5/31/95
                                 ------   ------  ----------------   ---------------
Including Sales Charge:
  Class A (1)                    16.74%   18.10%       16.80%                --
  Class B (2)                    18.09%      --           --              21.92%
  Class C (3)                    22.02%   18.74%       17.14%                --
Excluding Sales Charge:
  Class A                        23.88%   19.51%       17.92%                --
  Class B                        23.09%      --           --              22.19%
  Class C                        23.02%   18.74%       17.14%                --
First Boston Convertible Index   11.68%   14.62%       12.47%(4)          14.84%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 4/30/93.

PRINCIPAL RISK FACTOR(S): Financial and market risks associated with equity investing, currency fluctuations, and economic and political risks associated with investing in a specialized regional Fund. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Pilgrim
Funds

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
The Pilgrim Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim MagnaCap Fund, Pilgrim LargeCap Leaders Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Value Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Bank & Thrift Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Asia-Pacific Equity Fund, Pilgrim Government Securities Income Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund as of June 30, 1999, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein, except as described below, for all funds except for the Pilgrim Bank and Thrift Fund, for which we audited the statements of changes in net assets for the year ended June 30, 1999, the six months ended June 30, 1998 and the year ended December 31, 1997, and the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund, and Pilgrim Convertible Fund for which we audited the related statements of operations, changes in net assets and financial highlights for the three-month period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to January 1, 1995 for the Pilgrim Bank & Thrift Fund, all periods ending prior to July 1, 1994 for the Pilgrim MagnaCap Fund and the Pilgrim Government Securities Fund, and for all periods ending prior to November 1, 1994 for the Pilgrim High Yield Fund, the financial highlights were audited by other auditors whose reports thereon dated January 19, 1995, July 22, 1994 and November 17, 1995, respectively, expressed unqualified opinions on those financial highlights. For all periods ending prior to April 1, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund, and Pilgrim Convertible Fund the statements of operations, changes in net assets, and financial highlights were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodians and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide as reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of June 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.


KPMG LLP

Los Angeles, California
August 20, 1999

U.S. Equity
Funds

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                   LargeCap       LargeCap
                                     MagnaCap       Leaders        Growth
                                       Fund          Fund           Fund
                                   ------------   -----------   ------------
ASSETS:
Investments in securities at
 market value*                     $460,543,922   $36,906,715   $ 97,870,110
Short-term investments at
 amortized cost                      37,058,000     1,274,000     12,441,000
Cash                                      5,915         9,709         11,662
Receivables:
 Fund shares sold                       703,714        40,743      4,154,475
 Dividends and interest                 631,514        30,041         37,922
 Due from affiliate                         --            270         26,893
 Investment securities sold           3,636,561       142,108         31,151
Prepaid expenses                         70,824        38,557          5,774
Deferred organization expenses              --         30,508            --
                                   ------------   -----------   ------------
  Total Assets                      502,650,450    38,472,651    114,578,987
                                   ------------   -----------   ------------
LIABILITIES:
Payable for investment securities
 purchased                                  --            --      11,406,913
Payable for fund shares redeemed        535,029        38,512        193,181
Payable to affiliate                      4,000           --             --
Payable to custodian                        --            --             --
Other accrued expenses and
 liabilities                            423,956        53,744         14,945
                                   ------------   -----------   ------------
  Total Liabilities                     962,985        92,256     11,615,039
                                   ------------   -----------   ------------
NET ASSETS                         $501,687,465   $38,380,395   $102,963,948
                                   ============   ===========   ============
NET ASSETS CONSIST OF:
 Paid-in capital                   $315,996,628   $28,318,038   $ 79,823,880
 Undistributed net investment
  income                                536,313           --             --
 Accumulated net realized gain
  (loss) on investments              49,186,476     3,402,717      7,616,785
 Net unrealized appreciation of
  investments                       135,968,048     6,659,640     15,523,283
                                   ------------   -----------   ------------
 Net Assets                        $501,687,465   $38,380,395   $102,963,948
                                   ============   ===========   ============
 *Cost of securities               $324,575,874   $30,247,075   $ 82,346,827

                                      MidCap         MidCap        SmallCap
                                      Value          Growth         Growth      Bank and Thrift
                                       Fund           Fund           Fund            Fund
                                    -----------   ------------   ------------   --------------
ASSETS:
Investments in securities at
 market value*                      $58,462,511   $278,493,200   $309,561,671     $738,225,191
Short-term investments at
 amortized cost                       2,025,000      3,347,000      5,561,000        2,321,000
Cash                                      9,469        210,301          5,657              --
Receivables:
 Fund shares sold                        70,867        765,570        427,935          527,312
 Dividends and interest                  21,297         52,011         45,140          982,334
 Due from affiliate                         --          68,153        268,220              --
 Investment securities sold                 --       4,447,146      4,195,380        6,700,505
Prepaid expenses                         36,294         19,574         32,211          113,752
Deferred organization expenses           30,508            --             --               --
                                    -----------   ------------   ------------     ------------
  Total Assets                       60,655,946    287,402,955    320,097,214      748,870,094
                                    -----------   ------------   ------------     ------------
LIABILITIES:
Payable for investment securities
 purchased                                  --       6,548,970      2,186,814          340,198
Payable for fund shares redeemed        177,869        589,320      1,133,965        2,225,170
Payable to affiliate                      1,000            --             --            10,000
Payable to custodian                        --             --             --            11,174
Other accrued expenses and
 liabilities                             81,337        129,280        203,713          658,597
                                    -----------   ------------   ------------     ------------
  Total Liabilities                     260,206      7,267,570      3,524,492        3,245,139
                                    -----------   ------------   ------------     ------------
NET ASSETS                          $60,395,740   $280,135,385   $316,572,722     $745,624,955
                                    ===========   ============   ============     ============
NET ASSETS CONSIST OF:
 Paid-in capital                    $51,181,658   $137,864,194   $147,496,284     $571,097,211
 Undistributed net investment
  income                                    --             --             --         3,311,373
 Accumulated net realized gain
  (loss) on investments                (523,251)    77,323,000     84,971,279       71,713,677
 Net unrealized appreciation of
  investments                         9,737,333     64,948,191     84,105,159       99,502,694
                                    -----------   ------------   ------------     ------------
 Net Assets                         $60,395,740   $280,135,385   $316,572,722     $745,624,955
                                    ===========   ============   ============     ============
 *Cost of securities                $48,725,178   $213,545,009   $225,456,512     $638,722,497

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  LargeCap      LargeCap     MidCap         MidCap       SmallCap
                                    MagnaCap       Leaders       Growth       Value         Growth        Growth     Bank and Thrift
                                      Fund          Fund          Fund        Fund           Fund          Fund           Fund
                                  ------------   -----------  -----------  -----------   ------------   ------------   ------------
CLASS A:
 Net Assets                       $368,508,478   $ 8,506,030  $30,107,581  $18,621,036   $ 66,586,012   $102,640,911   $402,895,482
 Shares authorized                  80,000,000    28,000,000    unlimited   28,000,000      unlimited      unlimited    100,000,000
 Par value                        $       1.00   $      0.10  $      0.00  $      0.00   $       0.00   $       0.00   $       0.10
 Shares outstanding                 20,825,734       490,358    1,071,853    1,189,967      3,120,150      5,380,592     16,526,476
 Net asset value and redemption
  price per share                 $      17.69   $     17.35  $     28.09  $     15.65   $      21.34   $      19.08   $      24.38
 Maximum offering price per
  share(1)                        $      18.77   $     18.40  $     29.80  $     16.60   $      22.64   $      20.24   $      25.87

CLASS B:
 Net Assets                       $116,227,171   $24,213,106  $49,057,385  $31,223,185   $ 49,334,533   $ 49,447,954   $342,729,473
 Shares authorized                  80,000,000    28,000,000    unlimited   28,000,000      unlimited      unlimited    100,000,000
 Par value                        $       1.00   $      0.10  $      0.00  $      0.00   $       0.00   $       0.00   $       0.10
 Shares outstanding                  6,696,203     1,432,476    1,742,728    2,052,618      1,959,417      2,055,763     14,154,855
 Net asset value and redemption
  price per share(2)              $      17.36   $     16.90  $     28.15  $     15.21   $      25.18   $      24.05   $      24.21
 Maximum offering price per
  share                           $      17.36   $     16.90  $     28.15  $     15.21   $      25.18   $      24.05   $      24.21

CLASS C:
 Net Assets                       $    601,079   $        31  $17,755,047  $    47,132   $144,831,672   $153,470,705            n/a
 Shares authorized                  80,000,000    28,000,000    unlimited   28,000,000      unlimited      unlimited            n/a
 Par value                        $       1.00   $      0.10  $      0.00  $      0.00   $       0.00   $       0.00            n/a
 Shares outstanding                     34,608             2      632,420        3,101      7,323,780      8,158,235            n/a
 Net asset value and redemption
  price per share(2)              $      17.37   $     16.92  $     28.07  $     15.20   $      19.78   $      18.81            n/a
 Maximum offering price per
  share                           $      17.37   $     16.92  $     28.07  $     15.20   $      19.78   $      18.81            n/a

CLASS M:
 Net Assets                       $ 16,350,737   $ 5,661,228          n/a  $10,504,387            n/a            n/a            n/a
 Shares authorized                  40,000,000    14,000,000          n/a   14,000,000            n/a            n/a            n/a
 Par value                        $       1.00   $      0.10          n/a  $      0.00            n/a            n/a            n/a
 Shares outstanding                    933,696       331,376          n/a      686,723            n/a            n/a            n/a
 Net asset value and redemption
  price per share                 $      17.51   $     17.08          n/a  $     15.30            n/a            n/a            n/a
 Maximum offering price per
  share(3)                        $      18.15   $     17.70          n/a  $     15.85            n/a            n/a            n/a

CLASS Q:
 Net Assets                                n/a           n/a  $ 6,043,935          n/a   $ 19,383,168   $ 11,013,152            n/a
 Shares authorized                         n/a           n/a    unlimited          n/a      unlimited      unlimited            n/a
 Par value                                 n/a           n/a  $      0.00          n/a   $       0.00   $       0.00            n/a
 Shares outstanding                        n/a           n/a      212,554          n/a        719,569        519,825            n/a
 Net asset value and redemption
  price per share(2)                       n/a           n/a  $     28.43          n/a   $      26.94   $      21.19            n/a
 Maximum offering price per
  share                                    n/a           n/a  $     28.43          n/a   $      26.94   $      21.19            n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

International
Equity Funds

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                Worldwide     International   International     Emerging     Asia-Pacific
                                                  Growth       Core Growth      SmallCap        Countries       Equity
                                                   Fund           Fund         Growth Fund       Fund           Fund
                                               ------------    -----------     ------------   ------------   ------------
ASSETS:
Investments in securities at market value*     $202,401,856    $43,435,908     $111,950,014   $176,341,560   $ 30,246,232
Short-term investments at amortized cost         14,758,000            --         5,360,000      7,384,000        951,000
Foreign Currency**                                      --             --         2,580,215            --         509,803
Cash                                                    --       1,307,535          225,008            --             --
Receivables:
 Fund shares sold                                 3,231,038      1,092,349        2,015,853      1,774,077        914,736
 Dividends and interest                             509,397        281,735          226,990        775,276         51,117
 Due from affiliate                                 283,144        210,661          104,837         63,772         15,223
 Investment securities sold                       3,029,806      2,611,095        2,462,444      2,495,161        226,252
Prepaid expenses                                     43,356         20,047           46,835         39,507         15,427
Deferred organization expenses                          --             --               --             --          30,508
                                               ------------    -----------     ------------   ------------   ------------
  Total Assets                                  224,256,597     48,959,330      124,972,196    188,873,353     32,960,298
                                               ------------    -----------     ------------   ------------   ------------
LIABILITIES:
Payable for investment securities purchased       2,673,655      2,074,806        6,793,906      2,785,288         72,051
Payable for fund shares redeemed                    152,807         25,916           64,802        637,237        103,077
Outstanding credit facility loan                        --         226,261              --             --             --
Payable to custodian                              1,027,471        798,448              --       1,954,963          4,649
Other accrued expenses and liabilities               99,880         65,367           57,131        311,666        219,984
                                               ------------    -----------     ------------   ------------   ------------
  Total Liabilities                               3,953,813      3,190,798        6,915,839      5,689,154        399,761
                                               ------------    -----------     ------------   ------------   ------------
NET ASSETS                                     $220,302,784    $45,768,532     $118,056,357   $183,184,199   $ 32,560,537
                                               ============    ===========     ============   ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                               $155,670,589    $39,235,943     $ 79,510,671   $234,859,979   $ 55,698,335
 Undistributed net investment income                     --         69,633               --             --             --
 Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions                                   31,948,126      1,365,716       11,055,060    (94,604,331)   (31,273,846)
 Net unrealized appreciation of investments
  and other assets, liabilities and forward
  contracts denominated in foreign
  currencies                                     32,684,069      5,097,240       27,490,626     42,928,551      8,136,048
                                               ------------    -----------     ------------   ------------   ------------
 Net Assets                                    $220,302,784    $45,768,532     $118,056,357   $183,184,199   $ 32,560,537
                                               ============    ===========     ============   ============   ============
 *Cost of securities                           $169,684,025    $38,311,857     $ 84,455,498   $133,342,211   $ 21,781,475
 **Cost of foreign currency                    $        --     $       --      $  2,580,215   $        --    $    771,104

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                              Worldwide     International   International      Emerging       Asia-Pacific
                                               Growth        Core Growth       SmallCap        Countries         Equity
                                                Fund            Fund         Growth Fund         Fund             Fund
                                             ------------    -----------     -----------      -----------      -----------
CLASS A:
 Net Assets                                  $ 66,244,600    $12,408,651     $37,490,363      $53,483,247      $14,417,490
 Shares authorized                              unlimited      unlimited       unlimited        unlimited       24,000,000
 Par value                                   $       0.00    $      0.00     $      0.00      $      0.00      $      1.00
 Shares outstanding                             2,809,668        656,006       1,575,287        3,194,053        1,995,972
 Net asset value and redemption price per
  share                                      $      23.58    $     18.92     $     23.80      $     16.74      $      7.22
 Maximum offering price per share(1)         $      25.02    $     20.07     $     25.25      $     17.77      $      7.66

CLASS B:
 Net Assets                                  $ 27,938,296    $12,034,346     $19,331,040      $26,341,616      $12,958,731
 Shares authorized                              unlimited      unlimited       unlimited        unlimited       24,000,000
 Par value                                   $       0.00    $      0.00     $      0.00      $      0.00      $      1.00
 Shares outstanding                             1,048,574        630,889         763,313        1,551,677        1,845,611
 Net asset value and redemption price per
  share(2)                                   $      26.64    $     19.08     $     25.33      $     16.98      $      7.02
 Maximum offering price per share            $      26.64    $     19.08     $     25.33      $     16.98      $      7.02

CLASS C:
 Net Assets                                  $111,250,155    $11,935,774     $18,354,420      $24,229,829              n/a
 Shares authorized                              unlimited      unlimited       unlimited        unlimited              n/a
 Par value                                   $       0.00    $      0.00     $      0.00      $      0.00              n/a
 Shares outstanding                             4,697,071        623,761         786,424        1,482,037              n/a
 Net asset value and redemption price per
  share(2)                                   $      23.69    $     19.14     $     23.34      $     16.35              n/a
 Maximum offering price per share            $      23.69    $     19.14     $     23.34      $     16.35              n/a

CLASS M:
 Net Assets                                           n/a            n/a             n/a              n/a      $ 5,184,316
 Shares authorized                                    n/a            n/a             n/a              n/a       12,000,000
 Par value                                            n/a            n/a             n/a              n/a      $      1.00
 Shares outstanding                                   n/a            n/a             n/a              n/a          733,316
 Net asset value and redemption price per
  share                                               n/a            n/a             n/a              n/a      $      7.07
 Maximum offering price per share(3)                  n/a            n/a             n/a              n/a      $      7.33

CLASS Q:
 Net Assets                                  $ 14,869,733    $ 9,389,761     $42,880,534      $79,129,507              n/a
 Shares authorized                              unlimited      unlimited       unlimited        unlimited              n/a
 Par value                                   $       0.00    $      0.00     $      0.00      $      0.00              n/a
 Shares outstanding                               548,246        478,250       1,704,613      $ 4,601,297              n/a
 Net asset value and redemption price per
  share(2)                                   $      27.12    $     19.63     $     25.16      $     17.20              n/a
 Maximum offering price per share            $      27.12    $     19.63     $     25.16      $     17.20              n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

Income
Funds

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                              Government       Strategic
                                                              Securities        Income         High Yield       High Yield
                                                              Income Fund        Fund             Fund            Fund II
                                                             ------------    ------------    -------------     ------------
ASSETS:
Investments in securities at market value*                   $ 33,733,730    $ 15,277,591    $ 404,811,521     $ 74,984,519
Short-term investments at amortized cost                        1,581,000       1,883,000        4,323,000        4,639,000
Cash                                                               15,348          49,096              --               --
Receivables:
 Fund shares sold                                                   6,979          74,489        1,399,665          179,845
 Interest                                                         344,116         179,633        9,406,275        1,168,007
 Due from affiliate                                                   --           53,233           41,984          134,231
 Investment securities sold                                        99,205         790,641        2,987,778        3,568,801
Prepaid expenses                                                   29,389           8,930           89,471            3,647
                                                             ------------    ------------    -------------     ------------
  Total Assets                                                 35,809,767      18,316,613      423,059,694       84,678,050
                                                             ------------    ------------    -------------     ------------
LIABILITIES:
Payable for investment securities purchased                       583,786       1,728,412        1,775,497        3,195,425
Payable for fund shares redeemed                                  918,806          46,602        1,269,071          304,419
Payable to affiliate                                                  350             --               --               --
Payable to custodian                                                  --              --         2,059,007            1,700
Other accrued expenses and liabilities                             64,005          11,275          152,159          652,307
                                                             ------------    ------------    -------------     ------------
  Total Liabilities                                             1,566,947       1,786,289        5,255,734        4,153,851
                                                             ------------    ------------    -------------     ------------
NET ASSETS                                                   $ 34,242,820    $ 16,530,324    $ 417,803,960     $ 80,524,199
                                                             ============    ============    =============     ============
NET ASSETS CONSIST OF:
 Paid-in capital                                             $ 41,473,586    $ 17,179,945    $ 468,338,082     $ 86,817,360
 Undistributed net investment income (loss)                           --          138,021              --          (193,920)
 Accumulated net realized loss on investments and foreign
  currency transactions                                        (6,627,609)       (444,975)     (41,190,494)      (4,358,980)
 Net unrealized depreciation of investments and other
  assets, liabilities and forward contracts denominated in
  foreign currencies                                             (603,157)       (342,667)      (9,343,628)      (1,740,261)
                                                             ------------    ------------    -------------     ------------
 Net Assets                                                  $ 34,242,820    $ 16,530,324    $ 417,803,960     $ 80,524,199
                                                             ============    ============    =============     ============
*Cost of securities                                          $ 34,336,887    $ 15,619,361    $ 414,155,149     $ 76,724,780

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                       Government        Strategic
                                                       Securities         Income         High Yield       High Yield
                                                      Income Fund          Fund             Fund           Fund II
                                                     ----------------   -------------   --------------   -------------
CLASS A:
 Net Assets                                           $   21,059,544     $ 2,735,522     $131,534,749     $16,795,079
 Shares authorized                                     1,000,000,000       unlimited       80,000,000       unlimited
 Par value                                            $         0.00     $      0.00     $       0.00     $      0.00
 Shares outstanding                                        1,705,530         217,280       22,169,655       1,451,200
 Net asset value and redemption price per share       $        12.35     $     12.59     $       5.93     $     11.57
 Maximum offering price per share(1)                  $        12.96     $     13.22     $       6.23     $     12.15

CLASS B:
 Net Assets                                           $   12,425,538     $ 5,657,942     $261,589,029     $41,882,346
 Shares authorized                                     1,000,000,000       unlimited       80,000,000       unlimited
 Par value                                            $         0.00     $      0.00     $       0.00     $      0.00
 Shares outstanding                                        1,009,878         458,971       44,172,526       3,618,337
 Net asset value and redemption price per share(2)    $        12.30     $     12.33     $       5.92     $     11.58
 Maximum offering price per share                     $        12.30     $     12.33     $       5.92     $     11.58

CLASS C:
 Net Assets                                           $        6,943     $ 7,965,435     $    551,266     $18,618,124
 Shares authorized                                     1,000,000,000       unlimited       80,000,000       unlimited
 Par value                                            $         0.00     $      0.00     $       0.00     $      0.00
 Shares outstanding                                              558         621,888           93,124       1,608,363
 Net asset value and redemption price per share(2)    $        12.43     $     12.81     $       5.92     $     11.58
 Maximum offering price per share                     $        12.43     $     12.81     $       5.92     $     11.58

CLASS M:
 Net Assets                                           $      750,795             n/a     $ 24,128,886             n/a
 Shares authorized                                     1,000,000,000             n/a       40,000,000             n/a
 Par value                                            $         0.00             n/a     $       0.00             n/a
 Shares outstanding                                           60,827             n/a        4,071,134             n/a
 Net asset value and redemption price per share       $        12.34             n/a     $       5.93             n/a
 Maximum offering price per share(3)                  $        12.76             n/a     $       6.13             n/a

CLASS Q:
 Net Assets                                                      n/a     $   171,425     $         30     $ 3,228,650
 Shares authorized                                               n/a       unlimited       80,000,000       unlimited
 Par value                                                       n/a     $      0.00     $       0.00     $      0.00
 Shares outstanding                                              n/a          14,299                5         278,622
 Net asset value and redemption price per share(2)               n/a     $     11.99     $       5.93     $     11.59
 Maximum offering price per share                                n/a     $     11.99     $       5.93     $     11.59

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

Equity &
Income Funds

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                     Balanced      Convertible
                                                       Fund           Fund
                                                   ------------   -------------
ASSETS:
Investments in securities at market value*         $ 35,015,316   $ 252,424,733
Short-term investments at amortized cost              3,938,000       5,886,000
Cash                                                    116,334         599,397
Receivables:
 Fund shares sold                                        71,661       1,533,006
 Dividends and interest                                 220,872         875,860
 Due from affiliate                                      76,465          61,411
 Investment securities sold                           2,671,478       3,754,519
Prepaid expenses                                          2,238          14,973
                                                   ------------   -------------
  Total Assets                                       42,112,364     265,149,899
                                                   ------------   -------------
LIABILITIES:
Payable for investment securities purchased           3,695,309       4,965,105
Payable for fund shares redeemed                         33,771         661,180
Distributions payable                                    56,354         366,252
Other accrued expenses and liabilities                   30,686         120,052
                                                   ------------   -------------
  Total Liabilities                                   3,816,120       6,112,589
                                                   ------------   -------------
NET ASSETS                                         $ 38,296,244   $ 259,037,310
                                                   ============   =============
NET ASSETS CONSIST OF:
 Paid-in capital                                   $ 29,576,001   $ 173,401,712
 Undistributed (overdistributed) net
  investment income                                     (16,013)        195,337
 Accumulated net realized gain on investments
  and foreign currency transactions                   6,602,814      35,557,539
 Net unrealized appreciation of investments and
  other assets, liabilities and forward contracts
  denominated in foreign currencies                   2,133,442      49,882,722
                                                   ------------   -------------
 Net Assets                                        $ 38,296,244   $ 259,037,310
                                                   ============   =============
*Cost of securities                                $ 32,880,976   $ 202,531,965

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                     Balanced      Convertible
                                                       Fund           Fund
                                                    -----------    ------------
CLASS A:
 Net Assets                                         $ 9,618,676    $ 73,132,777
 Shares authorized                                    unlimited      unlimited
 Par value                                          $      0.00    $       0.00
 Shares outstanding                                     500,291       3,142,135
 Net asset value and redemption price per share     $     19.23    $      23.27
 Maximum offering price per share(1)                $     20.40    $      24.69

CLASS B:
 Net Assets                                         $ 7,157,205    $ 68,091,068
 Shares authorized                                    unlimited      unlimited
 Par value                                          $      0.00    $       0.00
 Shares outstanding                                     347,552       2,687,557
 Net asset value and redemption price per share(2)  $     20.59    $      25.34
 Maximum offering price per share                   $     20.59    $      25.34

CLASS C:
 Net Assets                                         $21,330,586    $100,276,199
 Shares authorized                                    unlimited      unlimited
 Par value                                          $      0.00    $       0.00
 Shares outstanding                                   1,150,957       4,217,155
 Net asset value and redemption price per share(2)  $     18.53    $      23.78
 Maximum offering price per share                   $     18.53    $      23.78

CLASS Q:
 Net Assets                                         $   189,777    $ 17,537,266
 Shares authorized                                    unlimited      unlimited
 Par value                                          $      0.00    $       0.00
 Shares outstanding                                       9,967         778,944
 Net asset value and redemption price per share(2)  $     19.04    $      22.51
 Maximum offering price per share                   $     19.04    $      22.51

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

U.S. Equity
Funds

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                LargeCap
                                                MagnaCap        Leaders
                                                  Fund            Fund            LargeCap Growth Fund
                                               -----------     ----------      -------------------------
                                                  Year            Year        Three Months      Year
                                                 Ended            Ended          Ended          Ended
                                                June 30,        June 30,        June 30,      March 31,
                                                  1999            1999            1999          1999
                                               -----------     ----------      ----------    -----------
INVESTMENT INCOME:
 Dividends, net of foreign taxes               $ 6,371,740     $  420,051      $   61,448    $    88,826
 Interest                                        1,530,199        103,624          79,876         91,130
 Securities lending                                    --             --            5,339         48,659
 Redemption fee income                                 --             --              --             --
                                               -----------     ----------      ----------    -----------
  Total investment income                        7,901,939        523,675         146,663        228,615
                                               -----------     ----------      ----------    -----------
EXPENSES:
 Investment management fees                      3,200,909        300,494         115,161        178,627
 Distribution expenses                           2,076,209        232,891         124,911        142,925
 Transfer agent and registrar fees                 770,319        121,707           8,528         34,932
 Shareholder reporting                             131,020          9,502           4,240          5,111
 Miscellaneous                                     123,230            299          45,349         11,689
 Professional fees                                 116,384         11,056           4,050         18,724
 Custodian fees                                     84,590          6,859           2,154         21,063
 Registration and filing fees                       84,025         35,827             800         49,256
 Recordkeeping and pricing fees                     74,316          4,956           2,385            --
 Shareholder servicing fee                          55,048          6,755             761            --
 Directors'/trustees fees                           30,592          2,037             400            270
 Insurance                                          30,580          2,066              61            301
 Interest and credit facility fee                   10,258            --               25          1,336
 Accounting and administration fees                    200            --            7,025        114,863
 Organization expense                                  --          26,017             --             --
                                               -----------     ----------      ----------    -----------
  Total expenses                                 6,787,680        760,466         315,850        579,097
                                               -----------     ----------      ----------    -----------
 Less:
  Waived and reimbursed fees                           --          76,094           4,314        154,098
  Earnings credits                                   7,920            262           1,050            --
                                               -----------     ----------      ----------    -----------
  Net expenses                                   6,779,760        684,110         310,486        424,999
                                               -----------     ----------      ----------    -----------
  Net investment income (loss)                   1,122,179       (160,435)       (163,823)      (196,384)
                                               -----------     ----------      ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain from investments             49,186,475      3,547,281       2,418,689      5,409,155
 Net change in unrealized appreciation
  (depreciation) of investments                 17,754,811      1,974,289       6,320,924      9,499,395
                                               -----------     ----------      ----------    -----------
 Net gain (loss) from investments               66,941,286      5,521,570       8,739,613     14,908,550
                                               -----------     ----------      ----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $68,063,465     $5,361,135      $8,575,790    $14,712,166
                                               ===========     ==========      ==========    ===========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

   MidCap
    Value                                                                                 Bank and Thrift
    Fund                MidCap Growth Fund                SmallCap Growth Fund                 Fund
 ------------     -------------------------------     ------------------------------       -------------
    Year           Three Months         Year           Three Months         Year               Year
    Ended             Ended             Ended             Ended             Ended              Ended
  June 30,          June 30,          March 31,         June 30,          March 31,          June 30,
    1999              1999              1999              1999              1999               1999
 ------------     ------------       ------------     ------------      ------------       -------------
 $    596,484     $    153,517       $    600,518     $    105,554      $  1,186,130       $  18,005,073
      244,291           38,871            484,431           35,385           385,506           1,891,735
          --            52,785          1,036,944           97,226         1,291,855                 --
          --               --                 --               --                --              408,140
 ------------     ------------       ------------     ------------      ------------       -------------
      840,775          245,173          2,121,893          238,165         2,863,491          20,304,948
 ------------     ------------       ------------     ------------      ------------       -------------
      670,780          549,879          3,049,230          811,208         5,334,833           5,893,806
      482,600          536,357          2,075,413          562,935         2,534,830           4,768,559
      175,329           41,000            467,821           45,500           595,466           2,004,671
       19,516           20,874             23,813           23,840            22,868             244,610
       10,149          217,012             56,413          284,318            98,464             221,727
       25,164           24,933            231,642           40,738           287,926             246,464
       19,406           31,490             53,515           15,307            47,117             131,185
       48,630            5,688             48,494            2,280            87,994             228,625
       11,345            1,500                --             4,763               --              136,120
       12,029              814                --               608               --              110,083
        4,892            1,883             34,006            2,254            54,131              57,369
        5,711              484              5,414              561             7,095              59,455
        1,636              467             40,120              619           450,220              19,568
          --            36,302            851,750           40,382         1,061,281                 --
       26,017              --                 --               --                --                  --
 ------------     ------------       ------------     ------------      ------------       -------------
    1,513,204        1,468,683          6,937,631        1,835,313        10,582,225          14,122,242
 ------------     ------------       ------------     ------------      ------------       -------------
       21,944            1,010            301,613           29,487           518,164                 --
        5,668            1,490                --             1,164               --               12,426
 ------------     ------------       ------------     ------------      ------------       -------------
    1,485,592        1,466,183          6,636,018        1,804,662        10,064,061          14,109,816
 ------------     ------------       ------------     ------------      ------------       -------------
     (644,817)      (1,221,010)        (4,514,125)      (1,566,497)       (7,200,570)          6,195,132
 ------------     ------------       ------------     ------------      ------------       -------------
      426,848       37,699,336         47,761,620       67,438,450        86,043,833          86,792,727
   (1,161,622)     (14,395,996)         8,536,297      (18,557,187)      (93,770,559)       (179,566,903)
 ------------     ------------       ------------     ------------      ------------       -------------
     (734,774)      23,303,340         56,297,917       48,881,263        (7,726,726)        (92,774,176)
 ------------     ------------       ------------     ------------      ------------       -------------
 $ (1,379,591)    $ 22,082,330       $ 51,783,792     $ 47,314,766      $(14,927,296)      $ (86,579,044)
 ============     ============       ============     ============      ============       =============

International
Equity Funds

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                           International SmallCap
                                            Worldwide Growth Fund      International Core Growth Fund           Growth Fund
                                          --------------------------    ---------------------------      --------------------------
                                          Three Months       Year        Three Months       Year         Three Months       Year
                                             Ended           Ended          Ended           Ended           Ended          Ended
                                            June 30,       March 31,       June 30,       March 31,        June 30,      March 31,
                                              1999           1999            1999           1999             1999           1999
                                          -----------   ------------     ----------    ------------      -----------    -----------
INVESTMENT INCOME:
 Dividends, net of foreign taxes          $   727,739   $  1,324,136     $  483,902    $  1,034,114      $   307,757    $   746,291
                                          -----------   ------------     ----------    ------------      -----------    -----------
 Interest                                     194,543        326,825         20,557         362,746           50,065        472,518
 Securities lending                             8,286        190,621          1,684          41,295            1,407         52,931
                                          -----------   ------------     ----------    ------------      -----------    -----------
  Total investment income                     930,568      1,841,582        506,143       1,438,155          359,229      1,271,740
                                          -----------   ------------     ----------    ------------      -----------    -----------
EXPENSES:
 Investment management fees                   589,768      1,472,492        253,063       1,061,288          327,972      1,149,529
 Distribution expenses                        371,306      1,107,696         76,659         248,904          177,661        325,037
 Transfer agent and registrar fees             12,500        175,204         12,500          79,193           23,000         89,085
 Shareholder reporting                         55,123         15,667         12,874          20,270           11,040         14,023
 Miscellaneous                                 12,189         42,555         49,135          25,062            3,405         28,547
 Professional fees                             35,550         95,641         10,393          64,493           21,932         57,055
 Custodian fees                                26,557        198,979         15,000         239,497            3,961        200,220
 Registration and filing fees                   5,688         57,552          5,688          35,343            4,041         52,542
 Recordkeeping and pricing fees                   --             --             --              --             1,773            --
 Shareholder servicing fee                      1,590            --             414             --               378            --
 Directors'/trustees fees                         915          1,776            245             999            2,979          1,037
 Insurance                                        371          1,908            280           1,435              338          1,530
 Interest and credit facility fee                 275         14,192          5,397           3,782              216          1,894
 Accounting and administration fees            57,627        361,838          5,955         222,257            1,399        244,633
 Organization expense                             --             --             --              --               --             --
                                          -----------   ------------     ----------    ------------      -----------    -----------
  Total expenses                            1,169,459      3,545,500        447,603       2,002,523          580,095      2,165,132
                                          -----------   ------------     ----------    ------------      -----------    -----------
 Less:
  Waived and reimbursed fees                      --         242,660         11,093         253,811            3,405        168,199
  Earnings Credits                                --             --             --              --               --             --
                                          -----------   ------------     ----------    ------------      -----------    -----------
  Net expenses                              1,169,459      3,302,840        436,510       1,748,712          576,690      1,996,933
                                          -----------   ------------     ----------    ------------      -----------    -----------
  Net investment income (loss)               (238,891)    (1,461,258)        69,633        (310,557)        (217,461)      (725,193)
                                          -----------   ------------     ----------    ------------      -----------    -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                               5,142,968     34,678,990      4,193,951         793,552        5,411,890      8,536,211
  Foreign currency transactions              (317,798)      (229,650)      (280,912)     (1,322,452)         (79,978)      (310,687)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                              20,401,318     12,707,158      4,044,999      13,541,108       11,698,095     14,384,412
  Translation of other assets,
   liabilities and forward contracts
   denominated in foreign currencies          (33,762)       (93,137)       (26,811)        (28,814)          (3,890)       (26,496)
                                          -----------   ------------     ----------    ------------      -----------    -----------
 Net gain (loss) from investments and
  foreign currencies                       25,192,726     47,063,361      7,931,227      12,983,394       17,026,117     22,583,440
                                          -----------   ------------     ----------    ------------      -----------    -----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                             $24,953,835   $ 45,602,103     $8,000,860    $ 12,672,837      $16,808,656    $21,858,247
                                          ===========   ============     ==========    ============      ===========    ===========

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                    Asia-Pacific
    Emerging Countries Fund         Equity Fund
 ------------------------------     -----------
Three Months          Year              Year
   Ended             Ended             Ended
  June 30,         March 31,          June 30,
    1999              1999              1999
 -----------      -------------     -----------
 $ 1,060,721      $   4,191,769     $   379,008
      43,094            797,757         100,210
       9,087            356,077             --
 -----------      -------------     -----------
   1,112,902          5,345,603         479,218
 -----------      -------------     -----------
     716,000          3,476,180         303,920
     193,139            867,645         150,016
      12,500            251,494         182,320
      55,123             78,110           8,335
      82,534             64,151             --
      36,068            180,178          12,227
      59,724            940,358          71,279
       6,844             80,376          37,915
         --                 --            4,138
       1,353                --           11,834
       1,500             16,070           1,735
         535              3,720           2,205
         535             99,031           2,637
      46,621            549,474             --
         --                 --           26,017
 -----------      -------------     -----------
   1,212,476          6,606,787         814,578
 -----------      -------------     -----------
      69,001            816,718         249,734
         --                 --            2,271
 -----------      -------------     -----------
   1,143,475          5,790,069         562,573
 -----------      -------------     -----------
     (30,573)          (444,466)        (83,355)
 -----------      -------------     -----------
  11,704,157        (82,042,109)     (6,593,623)
    (465,273)        (1,781,198)        (76,798)
  51,197,149         10,604,952      20,552,312
     (70,798)           (87,082)       (328,725)
 -----------      -------------     -----------
  62,365,235        (73,305,437)     13,553,166
 -----------      -------------     -----------
 $62,334,662      $ (73,749,903)    $13,469,811
 ===========      =============     ===========

Income
Funds

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                            Government
                                            Securities                                  High Yield
                                            Income Fund      Strategic Income Fund         Fund            High Yield Fund II
                                            -----------      -----------------------   -------------   ----------------------------
                                               Year         Three Months     Year          Year        Three Months      Year
                                               Ended           Ended         Ended         Ended           Ended         Ended
                                             June 30,         June 30,     March 31,      June 30,       June 30,      March 31,
                                               1999             1999         1999          1999            1999           1999
                                            -----------     ----------    ----------   -------------   ------------   -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes            $        --     $   27,553    $  115,650   $         --    $        --    $     305,770
 Interest                                     2,829,050        424,413     1,715,145      37,453,697      2,470,108       7,924,233
                                            -----------     ----------    ----------   -------------   ------------   -------------
  Total investment income                     2,829,050        451,966     1,830,795      37,453,697      2,470,108       8,230,003
                                            -----------     ----------    ----------   -------------   ------------   -------------
EXPENSES:
 Investment management fees                     189,816         23,699       124,514       2,176,246        132,246         466,926
 Distribution expenses                          185,172         29,595        52,773       2,670,572        177,661         558,242
 Transfer agent and registrar fees              130,781          5,750        25,041         482,786         30,500          55,799
 Shareholder reporting                           12,647          4,040        27,433         105,753         11,040          97,053
 Miscellaneous                                   13,275         11,397        37,339           6,671         11,110          12,742
 Professional fees                               15,608          3,261         4,619          62,216         10,293          39,929
 Custodian fees                                  28,474          4,989        25,448          74,455          7,377          16,542
 Registration and filing fees                    40,037          8,670        43,712         130,996         12,627          44,673
 Recordkeeping and pricing fees                   6,966            281           --           70,688          1,334             --
 Shareholder servicing fee                        3,991            253           --           30,409            130             --
 Directors'/trustees fees                         1,863            101           328          19,268            410           1,154
 Insurance                                        1,927             38           384          16,857            180           1,068
 Interest and credit facility fee                    --             --           281          11,124            160           6,001
 Accounting and administration fees                  --          2,468       106,606             --          11,486         159,964
                                            -----------     ----------    ----------   -------------   ------------   -------------
  Total expenses                                630,557         94,542       448,478       5,858,041        406,554       1,460,093
                                            -----------     ----------    ----------   -------------   ------------   -------------
 Less:
  Waived and reimbursed fees                         --         31,139       232,922         441,770         54,363         318,323
  Earnings credits                                3,531             --            --          44,802            --              --
                                            -----------     ----------    ----------   -------------   ------------   -------------
  Net expenses                                  627,026         63,403       215,556       5,371,469        352,191       1,141,770
                                            -----------     ----------    ----------   -------------   ------------   -------------
  Net investment income                       2,202,024        388,563     1,615,239      32,082,228      2,117,917       7,088,233
                                            -----------     ----------    ----------   -------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                  (852,058)      (774,513)      656,976     (39,880,708)    (1,651,059)     (2,958,000)
  Foreign currency transactions                      --        314,909      (326,116)            --             --              --
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                  (887,365)       (71,507)     (431,343)     (9,008,796)     1,222,666      (2,908,667)
  Translation of other assets, liabilities
   and forward contracts denominated in
   foreign currencies                               --            (897)       58,948             --             --              --
                                            -----------     ----------    ----------   -------------   ------------   -------------
 Net loss from investments and foreign
  currencies                                 (1,739,423)      (532,008)      (41,535)    (48,889,504)      (428,393)     (5,866,667)
                                            -----------     ----------    ----------   -------------   ------------   -------------
  NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                               $   462,601     $ (143,445)   $1,573,704   $ (16,807,276)  $  1,689,524   $   1,221,566
                                            ===========     ==========    ==========   =============   ============   =============

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                     Balanced Fund                      Convertible Fund
                                                              ------------------------------      ------------------------------
                                                              Three Months         Year           Three Months         Year
                                                                 Ended             Ended            Ended              Ended
                                                                June 30,          March 31,         June 30,          March 31,
                                                                  1999             1999               1999              1999
                                                              ------------      ------------      ------------      ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                              $    120,239      $    339,694      $    972,036      $  3,782,442
 Interest                                                          226,383           922,564         1,296,134         5,736,177
 Securities lending                                                     --            17,017                --           105,947
                                                              ------------      ------------      ------------      ------------
  Total investment income                                          346,622         1,279,275         2,268,170         9,624,566
                                                              ------------      ------------      ------------      ------------
EXPENSES:
 Investment management fees                                         66,601           261,803           438,229         1,997,038
 Distribution expenses                                              77,941           282,974           465,121         1,505,314
 Transfer agent and registrar fees                                   3,300            54,903            45,500           276,626
 Shareholder reporting                                               4,240             2,382            22,592            66,319
 Miscellaneous                                                      40,778            22,064           125,083            43,212
 Professional fees                                                   4,080            10,621            54,493           157,249
 Custodian fees                                                      4,748            24,774            22,555            37,058
 Registration and filing fees                                          800            38,034             4,073            41,995
 Recordkeeping and pricing fees                                      1,836                --             4,085                --
 Shareholder servicing fee                                             300                --               564                --
 Directors'/trustees fees                                              230               608             1,153            12,587
 Insurance                                                              43               471               347             3,565
 Interest and credit facility fee                                       55               569               303            11,059
 Accounting and administration fees                                  5,259           143,676            31,449           628,160
                                                              ------------      ------------      ------------      ------------
  Total expenses                                                   210,211           842,879         1,215,547         4,780,182
                                                              ------------      ------------      ------------      ------------
 Less:
  Waived and reimbursed fees                                        12,611           132,033                --           318,025
  Earnings Credit                                                      327                --             2,258                --
                                                              ------------      ------------      ------------      ------------
  Net expenses                                                     197,273           710,846         1,213,289         4,462,157
                                                              ------------      ------------      ------------      ------------
  Net investment income                                            149,349           568,429         1,054,881         5,162,409
                                                              ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                                    4,451,834         3,902,620        13,167,798        25,488,999
  Foreign currency transactions                                     39,076          (139,042)               --           (33,135)
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                   (4,166,243)        1,149,796         3,899,895        19,262,546
  Translation of other assets, liabilities and forward
   contracts denominated in foreign currencies                        (899)           37,594           (10,046)             (119)
                                                              ------------      ------------      ------------      ------------
 Net gain from investments and foreign currencies                  323,768         4,950,968        17,057,647        44,718,291
                                                              ------------      ------------      ------------      ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                 $    473,117      $  5,519,397      $ 18,112,528      $ 49,880,700
                                                              ============      ============      ============      ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             MagnaCap Fund                     LargeCap Leaders Fund
                                                    --------------------------------      --------------------------------
                                                        Year                Year              Year              Year
                                                        Ended              Ended              Ended             Ended
                                                      June 30,            June 30,          June 30,          June 30,
                                                        1999                1998              1999              1998
                                                    -------------      -------------      -------------      -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                        $   1,122,179      $     626,120      $    (160,435)     $    (128,521)
Net realized gain from investments                     49,186,475         63,902,750          3,547,281          2,762,882
Net change in unrealized appreciation
 (depreciation) of investments                         17,754,811          7,551,908          1,974,289          1,905,453
                                                    -------------      -------------      -------------      -------------
Net increase (decrease) in net assets from
 operations                                            68,063,465         72,080,778          5,361,135          4,539,814
                                                    -------------      -------------      -------------      -------------
Distributions to shareholders:
From net investment income:
 Retail class                                            (714,666)        (1,297,767)                --                 --
 Advisory and institutional classes                           n/a                n/a                n/a                n/a
From net realized gains:
 Retail class                                         (45,964,037)       (40,859,675)          (706,104)        (3,428,660)
 Advisory and institutional classes                           n/a                n/a                n/a                n/a
                                                    -------------      -------------      -------------      -------------
Total distributions                                   (46,678,703)       (42,157,442)          (706,104)        (3,428,660)
                                                    -------------      -------------      -------------      -------------
Capital Share Transactions:
Net proceeds from sale of shares                      272,199,176        226,880,255         16,009,174         12,124,908
Shares resulting from dividend reinvestments           37,748,339         39,050,738            647,165          3,054,663
Cost of shares redeemed                              (270,865,970)      (189,163,043)       (11,675,377)       (14,837,322)
Redemption of Class I shares                                  n/a                n/a                n/a                n/a
                                                    -------------      -------------      -------------      -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                       39,081,545         76,767,950          4,980,962            342,249
                                                    -------------      -------------      -------------      -------------
Net increase (decrease) in net assets                  60,466,307        106,691,286          9,635,993          1,453,403
                                                    -------------      -------------      -------------      -------------
Net assets, beginning of period                       441,221,158        334,529,872         28,744,402         27,290,999
                                                    -------------      -------------      -------------      -------------
Net assets, end of period                           $ 501,687,465      $ 441,221,158      $  38,380,395      $  28,744,402
                                                    =============      =============      =============      =============
Undistributed (overdistributed) net investment
 income                                             $     536,313      $          --      $          --      $          --
                                                    =============      =============      =============      =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

               LargeCap Growth Fund                             MidCap Value Fund
---------------------------------------------------      --------------------------------
Three Months           Year                Year               Year               Year
    Ended              Ended              Ended              Ended              Ended
  June 30,           March 31,           March 31,          June 30,           June 30,
    1999               1999                1998               1999               1998
-------------      -------------      -------------      -------------      -------------
$    (163,823)     $    (196,384)     $     (27,991)     $    (644,817)     $    (673,722)
    2,418,689          5,409,155            459,203            426,848          5,591,383
    6,320,924          9,499,395          1,684,560         (1,161,622)         5,351,298
-------------      -------------      -------------      -------------      -------------
    8,575,790         14,712,166          2,115,772         (1,379,591)        10,268,959
-------------      -------------      -------------      -------------      -------------
           --                 --               (443)               n/a                n/a
           --           (262,973)            (5,019)        (5,331,934)        (2,077,958)
           --            (41,543)          (432,090)               n/a                n/a
-------------      -------------      -------------      -------------      -------------
           --           (304,516)          (437,552)        (5,331,934)        (2,077,958)
-------------      -------------      -------------      -------------      -------------
   52,500,065         35,925,823         11,514,888         13,030,899         48,268,290
           --            292,849            113,728          4,471,463          1,780,738
   (3,028,700)       (11,532,699)        (2,356,437)       (31,686,611)       (25,569,526)
   (6,420,194)                --                 --                n/a                n/a
-------------      -------------      -------------      -------------      -------------
   43,051,171         24,685,973          9,272,179        (14,184,249)        24,479,502
-------------      -------------      -------------      -------------      -------------
   51,626,961         39,093,623         10,950,399        (20,895,774)        32,670,503
-------------      -------------      -------------      -------------      -------------
   51,336,987         12,243,364          1,292,965         81,291,514         48,621,011
-------------      -------------      -------------      -------------      -------------
$ 102,963,948      $  51,336,987      $  12,243,364      $  60,395,740      $  81,291,514
=============      =============      =============      =============      =============
$          --      $    (225,010)     $     (28,626)     $          --      $          --
=============      =============      =============      =============      =============

U.S. Equity
Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 MidCap Growth Fund
                                    -----------------------------------------------
                                    Three Months         Year             Year
                                        Ended            Ended            Ended
                                      June 30,         March 31,        March 31,
                                        1999             1999             1998
                                    -------------    -------------    -------------
Increase (decrease) in net assets
  from operations:
Net investment income (loss)        $  (1,221,010)   $  (4,514,125)   $  (5,007,955)
Net realized gain from
  investments                          37,699,336       47,761,620       71,334,950
Net change in unrealized
  appreciation (depreciation) of
  investments                         (14,395,996)       8,536,297       91,335,002
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets from operations               22,082,330       51,783,792      157,661,997
                                    -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
  Retail class                                 --               --               --
  Advisory and institutional
    classes                                    --               --               --
From net realized gains:
  Retail class                                 --      (17,157,024)     (66,141,970)
  Advisory and institutional
    classes                                    --       (6,615,537)     (33,872,332)
From tax return of capital:
  Retail class                                 --               --               --
  Advisory and institutional
    classes                                    --               --               --
                                    -------------    -------------    -------------
Total distributions                            --      (23,772,561)    (100,014,302)
                                    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares       14,162,841      158,133,048      331,132,083
Shares resulting from dividend
  reinvestments                                --       12,306,426       91,914,967
Cost of shares redeemed               (21,991,325)    (249,866,820)    (426,974,305)
Redemption of Class I shares         (168,592,944)              --               --
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                 (176,421,428)     (79,427,346)      (3,927,255)
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets                             (154,339,098)     (51,416,115)      53,720,440
                                    -------------    -------------    -------------
Net assets, beginning of period       434,474,483      485,890,598      432,170,158
                                    -------------    -------------    -------------
Net assets, end of period           $ 280,135,385    $ 434,474,483    $ 485,890,598
                                    =============    =============    =============
Undistributed (overdistributed)
  net investment income             $          --    $ (21,862,409)   $ (17,348,284)
                                    =============    =============    =============

                                                    SmallCap Growth Fund
                                    -----------------------------------------------------
                                     Three Months           Year                Year
                                         Ended              Ended              Ended
                                       June 30,           March 31,           March 31,
                                         1999               1999                1998
                                    ---------------    ---------------    ---------------
Increase (decrease) in net assets
  from operations:
Net investment income (loss)        $    (1,566,497)   $    (7,200,570)   $    (8,756,479)
Net realized gain from
  investments                            67,438,450         86,043,833         52,691,131
Net change in unrealized
  appreciation (depreciation) of
  investments                           (18,557,187)       (93,770,559)       211,279,518
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets from operations                 47,314,766        (14,927,296)       255,214,170
                                    ---------------    ---------------    ---------------
Distributions to shareholders:
From net investment income:
  Retail class                                   --                 --                 --
  Advisory and institutional
    classes                                      --                 --                 --
From net realized gains:
  Retail class                                   --        (43,179,861)       (50,664,402)
  Advisory and institutional
    classes                                      --        (10,999,123)       (32,278,587)
From tax return of capital:
  Retail class                                   --                 --                 --
  Advisory and institutional
    classes                                      --                 --                 --
                                    ---------------    ---------------    ---------------
Total distributions                              --        (54,178,984)       (82,942,989)
                                    ---------------    ---------------    ---------------
Capital Share Transactions:
Net proceeds from sale of shares         17,931,971        972,155,767      2,244,359,148
Shares resulting from dividend
  reinvestments                                  --         42,870,637         70,967,518
Cost of shares redeemed                 (33,776,345)    (1,191,789,767)    (2,236,228,356)
Redemption of Class I shares           (221,318,827)                --                 --
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets resulting from capital
  share transactions                   (237,163,201)      (176,763,363)        79,098,310
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
  assets                               (189,848,435)      (245,869,643)       251,369,491
                                    ---------------    ---------------    ---------------
Net assets, beginning of period         506,421,157        752,290,800        500,921,309
                                    ---------------    ---------------    ---------------
Net assets, end of period           $   316,572,722    $   506,421,157    $   752,290,800
                                    ===============    ===============    ===============
Undistributed (overdistributed)
  net investment income             $            --    $   (36,692,610)   $   (29,492,040)
                                    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

              Bank and Thrift Fund
-----------------------------------------------
    Year           Six Months         Year
    Ended            Ended            Ended
  June 30,         June 30,       December 31,
    1999             1998            1997
-------------    -------------    -------------
$   6,195,132    $   2,306,539    $   4,408,320
   86,792,727        4,702,961       40,749,713
 (179,566,903)      25,621,214      117,597,499
-------------    -------------    -------------
  (86,579,044)      32,630,714      162,755,532
-------------    -------------    -------------
   (4,375,894)              --       (4,468,103)
          n/a              n/a              n/a
  (19,782,011)              --      (40,868,791)
          n/a              n/a              n/a
           --               --       (3,087,045)
          n/a              n/a              n/a
-------------    -------------    -------------
  (24,157,905)              --      (48,423,939)
-------------    -------------    -------------
  306,625,647      465,635,786      115,009,912
   15,433,927               --       20,808,444
 (374,806,089)     (48,502,831)     (43,147,277)
          n/a              n/a              n/a
-------------    -------------    -------------
  (52,746,515)     417,132,955       92,671,079
-------------    -------------    -------------
 (163,483,464)     449,763,669      207,002,672
-------------    -------------    -------------
  909,108,419      459,344,750      252,342,078
-------------    -------------    -------------
$ 745,624,955    $ 909,108,419    $ 459,344,750
=============    =============    =============
$   3,311,373    $   2,306,539               --
=============    =============    =============

International
Equity Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Worldwide Growth Fund
                                                  -----------------------------------------------
                                                   Three Months         Year              Year
                                                      Ended             Ended             Ended
                                                     June 30,         March 31,         March 31,
                                                       1999             1999              1998
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $    (238,891)   $  (1,461,258)   $  (1,375,278)
Net realized gain (loss) from investment and
 foreign currency transactions                        4,825,170       34,449,340       21,743,157
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies         20,367,556       12,614,021       16,567,799
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                          24,953,835       45,602,103       36,935,678
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                                --         (136,708)              --
 Advisory and institutional classes                          --         (337,084)              --
From net realized gains:
 Retail class                                                --      (20,785,812)     (17,323,546)
 Advisory and institutional classes                          --         (483,831)        (565,515)
                                                  -------------    -------------    -------------
Total distributions                                          --      (21,743,435)     (17,889,061)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     53,831,659      242,170,764      172,316,181
Shares resulting from dividend reinvestments                 --        5,494,245       15,508,099
Cost of shares redeemed                             (25,822,612)    (168,874,579)    (165,123,599)
Redemption of Class I shares                        (80,662,778)              --               --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (52,653,731)      78,790,430       22,700,681
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               (27,699,896)     102,649,098       41,747,298
                                                  -------------    -------------    -------------
Net assets, beginning of period                     248,002,680      145,353,582      103,606,284
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 220,302,784    $ 248,002,680    $ 145,353,582
                                                  =============    =============    =============
Undistributed (overdistributed) net investment
 income                                           $          --    $  (7,189,744)   $  (5,254,694)
                                                  =============    =============    =============

                                                          International Core Growth Fund
                                                  -----------------------------------------------
                                                  Three Months         Year             Year
                                                      Ended            Ended            Ended
                                                    June 30,         March 31,        March 31,
                                                      1999             1999             1998
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $      69,633    $    (310,557)   $    (105,124)
Net realized gain (loss) from investment and
 foreign currency transactions                        3,913,039         (528,900)        (798,230)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies          4,018,188       13,512,294        8,937,191
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                           8,000,860       12,672,837        8,033,837
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                                --         (205,129)              --
 Advisory and institutional classes                          --          (29,622)              --
From net realized gains:
 Retail class                                                --         (155,723)         (94,711)
 Advisory and institutional classes                          --          (13,021)      (1,082,268)
                                                  -------------    -------------    -------------
Total distributions                                          --         (403,495)      (1,176,979)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     35,644,077      173,884,589       82,647,911
Shares resulting from dividend reinvestments                 --          228,203        1,116,210
Cost of shares redeemed                             (47,242,674)     (82,311,581)     (37,114,176)
Redemption of Class I shares                       (112,851,333)              --               --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   (124,449,930)      91,801,211       46,649,945
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets              (116,449,070)     104,070,553       53,506,803
                                                  -------------    -------------    -------------
Net assets, beginning of period                     162,217,602       58,147,049        4,640,246
                                                  -------------    -------------    -------------
Net assets, end of period                         $  45,768,532    $ 162,217,602    $  58,147,049
                                                  =============    =============    =============
Undistributed (overdistributed) net investment
 income                                           $      69,633    $    (647,924)   $    (102,616)
                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

     International SmallCap Growth Fund                      Emerging Countries Fund
-----------------------------------------------    -----------------------------------------------
 Three Months        Year             Year         Three Months         Year             Year
    Ended            Ended            Ended           Ended             Ended           Ended
  June 30,          March 31,       March 31,        June 30,         March 31,        March 31,
    1999             1999             1998             1999             1999             1998
-------------    -------------    -------------    -------------    -------------    -------------
$    (217,461)   $    (725,193)   $    (535,283)   $     (30,573)   $    (444,466)   $    (106,300)
    5,331,912        8,225,524        8,493,580       11,238,884      (83,823,307)     (17,633,714)
   11,694,205       14,357,916       14,373,569       51,126,351       10,517,870       30,115,298
-------------    -------------    -------------    -------------    -------------    -------------
   16,808,656       21,858,247       22,331,866       62,334,662      (73,749,903)      12,375,284
-------------    -------------    -------------    -------------    -------------    -------------
           --               --               --               --         (105,494)              --
           --          (76,552)              --               --         (676,244)              --
           --       (2,163,953)      (1,578,053)              --         (685,405)      (7,232,528)
           --       (1,836,179)      (7,618,866)              --         (431,659)      (6,750,418)
-------------    -------------    -------------    -------------    -------------    -------------
           --       (4,076,684)      (9,196,919)              --       (1,898,802)     (13,982,946)
-------------    -------------    -------------    -------------    -------------    -------------
   48,190,262      194,823,908      143,928,187       38,136,033      234,887,012      187,435,315
           --        3,425,742        8,031,905               --        1,499,434       11,972,685
  (30,396,046)    (142,304,879)    (144,992,679)     (31,982,656)    (160,102,083)     (74,429,466)
  (73,163,306)              --               --     (167,510,018)              --               --
-------------    -------------    -------------    -------------    -------------    -------------
  (55,369,090)      55,944,771        6,967,413     (161,356,641)      76,284,363      124,978,534
-------------    -------------    -------------    -------------    -------------    -------------
  (38,560,434)      73,726,334       20,102,360      (99,021,979)         635,658      123,370,872
-------------    -------------    -------------    -------------    -------------    -------------
  156,616,791       82,890,457       62,788,097      282,206,178      281,570,520      158,199,648
-------------    -------------    -------------    -------------    -------------    -------------
$ 118,056,357    $ 156,616,791    $  82,890,457    $ 183,184,199    $ 282,206,178    $ 281,570,520
=============    =============    =============    =============    =============    =============
$          --    $  (1,982,021)   $  (1,180,276)   $          --    $  (2,164,624)   $    (938,420)
=============    =============    =============    =============    =============    =============

International
Equity Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Asia-Pacific Equity Fund
                                                 ------------------------------
                                                     Year             Year
                                                     Ended            Ended
                                                   June 30,         June 30,
                                                     1999             1998
                                                 -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $     (83,355)   $       6,895
Net realized loss from investment and
 foreign currency transactions                      (6,670,421)     (22,769,783)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies        20,223,587      (17,728,154)
                                                 -------------    -------------
Net increase (decrease) in net assets from
 operations                                         13,469,811      (40,491,042)
                                                 -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --               --
 Advisory and institutional classes                        n/a              n/a
From net realized gains:
 Retail class                                               --               --
 Advisory and institutional classes                        n/a              n/a
                                                 -------------    -------------
Total distributions                                         --               --
                                                 -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                   137,827,549       82,247,275
Shares resulting from dividend reinvestments                --               --
Cost of shares redeemed                           (143,882,119)     (90,420,188)
Redemption of Class I shares                               n/a              n/a
                                                 -------------    -------------
Net decrease in net assets resulting
 from capital share transactions                    (6,054,570)      (8,172,913)
                                                 -------------    -------------
Net increase (decrease) in net assets                7,415,241      (48,663,955)
                                                 -------------    -------------
Net assets, beginning of period                     25,145,296       73,809,251
                                                 -------------    -------------
Net assets, end of period                        $  32,560,537    $  25,145,296
                                                 =============    =============
Overdistributed net investment income            $          --    $    (182,809)
                                                 =============    =============

                 See Accompanying Notes to Financial Statements

Income
Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Government Securities Income Fund
                                                   ----------------------------
                                                       Year             Year
                                                      Ended            Ended
                                                     June 30,         June 30,
                                                       1999             1998
                                                   ------------    ------------
Increase (decrease) in net assets from
 operations:
Net investment income                              $  2,202,024    $  1,461,879
Net realized gain (loss) from investment and
 foreign currency transactions                         (852,058)        561,221
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies           (887,365)        100,378
                                                   ------------    ------------
Net increase (decrease) in net assets from
 operations                                             462,601       2,123,478
                                                   ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (2,211,069)     (1,733,850)
 Advisory and Institutional classes                         n/a             n/a
From net realized gains:
 Retail class                                                --              --
 Advisory and Institutional classes                         n/a             n/a
                                                   ------------    ------------
Total distributions                                  (2,211,069)     (1,733,850)
                                                   ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                     54,413,622       6,954,416
Net proceeds from shares issued in merger                   n/a             n/a
Shares resulting from dividend reinvestmests          1,167,365         740,194
Cost of shares redeemed                             (46,715,437)    (12,453,169)
Redemption of Class I shares                                n/a             n/a
                                                   ------------    ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                      8,865,550      (4,758,559)
                                                   ------------    ------------
Net increase (decrease) in net assets                 7,117,082      (4,368,931)
                                                   ------------    ------------
Net assets, beginning of period                      27,125,738      31,494,669
                                                   ------------    ------------
Net assets, end of period                          $ 34,242,820    $ 27,125,738
                                                   ============    ============
Undistributed net investment income                $         --    $         --
                                                   ============    ============

                                                             Strategic Income Fund
                                                  --------------------------------------------
                                                  Three Months        Year           Year
                                                     Ended            Ended          Ended
                                                    June 30,        March 31,       March 31,
                                                      1999           1999(1)         1998(1)
                                                  ------------    ------------    ------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $    388,563    $  1,615,239    $    894,810
Net realized gain (loss) from investment and
 foreign currency transactions                        (459,604)        330,860         520,891
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies           (72,404)       (372,395)        245,777
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets from
 operations                                           (143,445)      1,573,704       1,661,478
                                                  ------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                         (187,766)       (621,335)            n/a
 Advisory and Institutional classes                   (121,982)       (934,712)       (892,591)
From net realized gains:
 Retail class                                               --        (151,772)            n/a
 Advisory and Institutional classes                         --        (442,876)       (156,503)
                                                  ------------    ------------    ------------
Total distributions                                   (309,748)     (2,150,695)     (1,049,094)
                                                  ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                    24,148,535      30,254,792       4,978,031
Net proceeds from shares issued in merger                  n/a      10,271,727             n/a
Shares resulting from dividend reinvestmests           108,053       1,714,149       1,048,960
Cost of shares redeemed                            (25,920,629)    (20,857,342)     (6,745,829)
Redemption of Class I shares                       (17,917,765)            n/a             n/a
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   (19,581,806)     21,383,326        (718,838)
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets              (20,034,999)     20,806,335        (106,454)
                                                  ------------    ------------    ------------
Net assets, beginning of period                     36,565,323      15,758,988      15,865,442
                                                  ------------    ------------    ------------
Net assets, end of period                         $ 16,530,324    $ 36,565,323    $ 15,758,988
                                                  ============    ============    ============
Undistributed net investment income               $    138,021    $     59,206    $         14
                                                  ============    ============    ============

(1) Advisory and retail classes commenced operations on 7/24/98.

                 See Accompanying Notes to Financial Statements

Income
Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         High Yield Fund
                                                  ------------------------------
                                                       Year              Year
                                                       Ended            Ended
                                                     June 30,          June 30,
                                                       1999              1998
                                                  -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $  32,082,228    $  13,829,456
Net realized gain (loss) from investment and
 foreign currency transactions                      (39,880,708)       1,228,407
Net change in unrealized appreciation
 (depreciation) of investments and transaction
 of other assets, liabilities and forward
 contracts denominated in foreign currencies         (9,008,796)      (2,126,621)
                                                  -------------    -------------
Net increase (decrease) in net assets from
 operations                                         (16,807,276)      12,931,242
                                                  -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                       (33,382,295)     (13,082,949)
 Advisory and Institutional classes                          --               --
From net realized gains:
 Retail class                                                --               --
 Advisory and Institutional classes                          --               --
Tax return of capital
 Retail class                                          (604,370)              --
 Advisory and Institutional classes                          --               --
                                                  -------------    -------------
Total distributions                                 (33,986,665)     (13,082,949)
                                                  -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    338,787,788      266,689,070
Net proceeds from shares issued in merger                   n/a              n/a
Shares resulting from dividend reinvestments         15,394,375        6,023,875
Cost of shares redeemed                            (162,095,950)     (81,063,350)
Redemption of Class I shares                                n/a              n/a
                                                  -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    192,086,213      191,649,595
                                                  -------------    -------------
Net increase (decrease) in net assets               141,292,272      191,497,888
                                                  -------------    -------------
Net assets, beginning of period                     276,511,688       85,013,800
                                                  -------------    -------------
Net assets, end of period                         $ 417,803,960    $ 276,511,688
                                                  =============    =============
Undistributed (overdistributed) net
 investment income                                $          --    $   1,300,067
                                                  =============    =============

                                                                High Yield Fund II
                                                  -----------------------------------------------
                                                  Three Months         Year            Period
                                                     Ended            Ended             Ended
                                                    June 30,         March 31,        March 31,
                                                      1999             1999            1998(1)
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $   2,117,917    $   7,088,233    $     499,478
Net realized gain (loss) from investment and
 foreign currency transactions                       (1,651,059)      (2,958,000)         551,791
Net change in unrealized appreciation
 (depreciation) of investments and transaction
 of other assets, liabilities and forward
 contracts denominated in foreign currencies          1,222,666       (2,908,667)         310,375
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                           1,689,524        1,221,566        1,361,644
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (1,816,752)      (6,010,027)              --
 Advisory and Institutional classes                    (243,368)      (1,342,628)        (516,768)
From net realized gains:
 Retail class                                                --               --               --
 Advisory and Institutional classes                          --               --         (551,174)
Tax return of capital
 Retail class                                                --               --               --
 Advisory and Institutional classes                          --               --               --
                                                  -------------    -------------    -------------
Total distributions                                  (2,060,120)      (7,352,655)      (1,067,942)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                      5,060,774      103,808,906       10,731,762
Net proceeds from shares issued in merger                   n/a              n/a       16,364,513
Shares resulting from dividend reinvestments            636,667        3,545,605          237,690
Cost of shares redeemed                             (12,563,115)     (31,561,090)      (2,500,448)
Redemption of Class I shares                        (11,636,641)              --              n/a
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (18,502,315)      75,793,421       24,833,517
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               (18,872,911)      69,662,332       25,127,219
                                                  -------------    -------------    -------------
Net assets, beginning of period                      99,397,110       29,734,778        4,607,559
                                                  -------------    -------------    -------------
Net assets, end of period                         $  80,524,199    $  99,397,110    $  29,734,778
                                                  =============    =============    =============
Undistributed (overdistributed) net
 investment income                                $    (193,920)   $    (251,717)   $      12,705
                                                  =============    =============    =============

(1) Commenced operations on 3/27/98.

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Balanced Fund
                                                  --------------------------------------------
                                                  Three Months        Year           Year
                                                     Ended            Ended          Ended
                                                    June 30,        March 31,       March 31,
                                                      1999            1999           1998
                                                  ------------    ------------    ------------
Increase in net assets from operations:
Net investment income                             $    149,349    $    568,429    $    289,199
Net realized gain from investment and foreign
 currency transactions                               4,490,910       3,763,578       5,874,160
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies        (4,167,142)      1,187,390       3,137,422
                                                  ------------    ------------    ------------
Net increase in net assets from operations             473,117       5,519,397       9,300,781
                                                  ------------    ------------    ------------
Distributions to shareholders:
From net investment income:
 Retail class                                          (96,590)       (606,434)       (271,011)
 Advisory and institutional classes                       (798)        (29,342)        (21,242)
From net realized gains:
 Retail class                                               --      (5,988,621)     (1,994,836)
 Advisory and institutional classes                         --        (133,020)        (70,159)
                                                  ------------    ------------    ------------
Total distributions                                    (97,388)     (6,757,417)     (2,357,248)
                                                  ------------    ------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                     2,993,582      12,882,116      10,301,467
Shares resulting from dividend reinvestments            41,034       5,548,500       2,115,394
Cost of shares redeemed                             (2,512,012)    (12,665,619)    (11,292,750)
Redemption of Class I shares                               n/a             n/a             n/a
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                       522,604       5,764,997       1,124,111
                                                  ------------    ------------    ------------
Net increase (decrease) in net assets                  898,333       4,526,977       8,067,644
                                                  ------------    ------------    ------------
Net assets, beginning of period                     37,397,911      32,870,934      24,803,290
                                                  ------------    ------------    ------------
Net assets, end of period                         $ 38,296,244    $ 37,397,911    $ 32,870,934
                                                  ============    ============    ============
Undistributed (overdistributed) net
 investment income                                $    (16,013)   $    (67,974)   $       (627)
                                                  ============    ============    ============

                                                                 Convertible Fund
                                                  -----------------------------------------------
                                                  Three Months         Year             Year
                                                     Ended             Ended            Ended
                                                    June 30,         March 31,        March 31,
                                                      1999             1999             1998
                                                  -------------    -------------    -------------
Increase in net assets from operations:
Net investment income                             $   1,054,881    $   5,162,409    $   4,493,508
Net realized gain from investment and foreign
 currency transactions                               13,167,798       25,455,864        8,251,684
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies          3,889,849       19,262,427       35,936,585
                                                  -------------    -------------    -------------
Net increase in net assets from operations           18,112,528       49,880,700       48,681,777
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                          (742,927)      (2,822,214)      (2,637,986)
 Advisory and institutional classes                     (88,744)      (2,357,057)      (1,847,791)
From net realized gains:
 Retail class                                                --       (3,158,579)     (12,202,405)
 Advisory and institutional classes                          --         (915,964)      (2,579,514)
                                                  -------------    -------------    -------------
Total distributions                                    (831,671)      (9,253,814)     (19,267,696)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     28,114,039       83,841,725      111,877,548
Shares resulting from dividend reinvestments            465,422        6,950,787       15,169,089
Cost of shares redeemed                             (13,251,963)     (66,351,226)     (33,628,541)
Redemption of Class I shares                        (91,378,691)              --               --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (76,051,193)      24,441,286       93,418,096
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               (58,770,336)      65,068,172      122,832,177
                                                  -------------    -------------    -------------
Net assets, beginning of period                     317,807,646      252,739,474      129,907,297
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 259,037,310    $ 317,807,646    $ 252,739,474
                                                  =============    =============    =============
Undistributed (overdistributed) net
 investment income                                $     195,337    $     (27,873)   $     (11,011)
                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

U.S. EQUITY
FUNDS

PILGRIM
MAGNACAP
FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                    Class A
                                       -------------------------------------------------------------------
                                                               Year Ended June 30,
                                       -------------------------------------------------------------------
                                           1999         1998          1997          1996         1995(a)
                                       ------------ ------------- ------------- ------------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period    $  17.07     $    15.92    $    16.69    $    14.03    $    12.36
-------------------------------------   --------     ----------    ----------    ----------    ----------
Income from investment operations:
Net investment income (loss)               0.07           0.04          0.10          0.09          0.12
-------------------------------------   --------     ----------    ----------    ----------    ----------
Net realized and unrealized
  gains on investments                      2.37           3.02          4.16          2.87          2.29
-------------------------------------   --------     ----------    ----------    ----------    ----------
  Total from investment operations          2.44           3.06          4.26          2.96          2.41
-------------------------------------   --------     ----------    ----------    ----------    ----------
Less distributions from:
Net investment income                       0.04           0.06          0.12          0.06          0.14
-------------------------------------   --------     ----------    ----------    ----------    ----------
Net realized gains on investments           1.78           1.85          4.91          0.24          0.60
-------------------------------------   --------     ----------    ----------    ----------    ----------
Net asset value, end of period          $  17.69     $    17.07    $    15.92    $    16.69    $    14.03
=====================================   ========     ==========    ==========    ==========    ==========
TOTAL RETURN(c)                            15.93%        20.53%         30.82%        21.31%        20.61%
-------------------------------------   --------     ----------    ----------    ----------    ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)       $368,508     $  348,759    $  290,355    $  235,393    $  211,330
-------------------------------------   --------     ----------    ----------    ----------    ----------
Ratios to average net assets:
Expenses(d)                                1.35%          1.37%         1.46%         1.68%         1.59%
------------------------------------    --------     ----------    ----------    ----------    ----------
Net investment income(d)                   0.41%          0.29%         0.64%         0.54%         0.98%
-------------------------------------   --------     ----------    ----------    ----------    ----------
Portfolio turnover rate                      48%            53%           77%           15%            6%
-------------------------------------   --------     ----------    ----------    ----------    ----------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized.

--------------------------------------------------------------------------------

                               Class B                          Class C                          Class M
         ---------------------------------------------------- ------------ ----------------------------------------------------
             Year         Year         Year        July 17,     June 1,       Year         Year          Year        July 17,
            Ended        Ended         Ended      1995(b) to   1999(b) to     Ended        Ended         Ended      1995(b) to
           June 30,     June 30,     June 30,      June 30,     June 30,    June 30,     June 30,      June 30,      June 30,
             1999         1998         1997          1996         1999        1999         1998          1997          1996
         ------------ ------------ ------------- ------------ ------------ ----------- ------------- ------------- ------------
         $   16.86    $    15.81   $    16.59    $   14.22     $   16.69   $   16.95   $    15.87     $    16.63   $   14.22
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
             (0.04)        (0.04)          --         0.06            --       (0.01)          --           0.02        0.08
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------

              2.32          2.97         4.13         2.61          0.68        2.35         2.98           4.16        2.63
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
              2.28          2.93         4.13         2.67          0.68        2.34         2.98           4.18        2.71
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------


                --          0.03           --         0.06            --          --         0.05           0.03        0.06
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
              1.78          1.85         4.91         0.24            --        1.78         1.85           4.91        0.24
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
         $   17.36    $    16.86   $    15.81    $   16.59     $   17.37   $   17.51   $    16.95     $    15.87   $   16.63
         ===========  ============ ============  ==========    =========   =========== ============   ==========   ==========
             15.12%       19.76%        29.92%       18.98%         4.07%     15.41%       20.00%          30.26%      19.26%
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
         $ 116,227    $   77,787   $   37,427    $  10,509     $     601   $  16,351   $   14,675     $    6,748   $   1,961
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
              2.05%         2.07%        2.16%        2.38%         0.09%       1.80%        1.82%          1.91%       2.13%
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
             (0.29)%       (0.41)%      (0.04)%       0.07%         0.04%      (0.04)%      (0.16)%         0.22%       0.32%
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------
                48%           53%          77%          15%           48%         48%          53%            77%         15%
         -----------  ------------ ------------  ----------    ---------   ----------- ------------   ----------   ----------

U.S. EQUITY
FUNDS

PILGRIM
LARGECAP
LEADERS FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                Class A
                                         ---------------------------------------------------------
                                                                                        Ten Months
                                                    Year Ended June 30,                   Ended
                                         --------------------------------------------    June 30,
                                            1999           1998 (b)         1997         1996 (a)
                                         ------------   -------------   -------------   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $   14.70       $    14.17      $    11.77     $   10.00
-------------------------------------    -----------     ----------      ----------     ----------
Income from investment operations:
Net investment income (loss)                    --             0.01            0.06          0.07
-------------------------------------    -----------     ----------      ----------     ----------
Net realized and unrealized
  gains on investments                        3.00             2.30            2.63          1.87
-------------------------------------    -----------     ----------      ----------     ----------
  Total from investment operations            3.00             2.31            2.69          1.94
-------------------------------------    -----------     ----------      ----------     ----------
Less distributions from:
Net investment income                           --               --            0.05          0.08
-------------------------------------    -----------     ----------      ----------     ----------
Net realized gains on investments             0.35             1.78            0.24          0.09
-------------------------------------    -----------     ----------      ----------     ----------
Net asset value, end of period           $   17.35       $    14.70      $    14.17     $   11.77
=====================================    ===========     ==========      ==========     ==========
TOTAL RETURN(D)                              20.66%          17.71%           23.24%        19.56%
-------------------------------------    -----------     ----------      ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)        $   8,506       $    7,606      $    8,961     $   2,530
-------------------------------------    -----------     ----------      ----------     ----------
Ratios to average net assets:
Net expenses after expense
  reimbursement(e)                            1.75%            1.75%           1.75%         1.75%
------------------------------------     -----------     ----------      ----------     ----------
Gross expenses prior to expense
  reimbursement(e)                            1.98%            2.28%           2.33%         5.44%
------------------------------------     -----------     ----------      ----------     ----------
Net investment income (loss) after
  expense reimbursement(e)                   (0.04)%           0.03%           0.41%         0.65%
-------------------------------------    -----------     ----------      ----------     ----------
Portfolio turnover rate                         87%              78%             86%           59%
-------------------------------------    -----------     ----------      ----------     ----------

(a)  The Fund commenced operations on September 1, 1995.
(b) Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.
(c)  Commencement of offering shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e)  Annualized.

--------------------------------------------------------------------------------

                                      Class B                             Class C
               ------------------------------------------------------  -------------
                                                         Ten Months      (June 17,
                         Year Ended June 30,                Ended       1999(c) to
               ----------------------------------------   June 30,       June 30,
                   1999         1998 (b)      1997        1996 (a)         1999
               ------------ ------------- ------------- -------------  -------------
               $   14.44    $     14.04   $     11.71   $     10.00     $   16.54
               ----------   ------------- ------------- -------------   -----------
                   (0.09)         (0.10)        (0.02)         0.06            --
               ----------   ------------- ------------- -------------   -----------

                    2.90           2.28          2.59          1.81          0.38
               ----------   ------------- ------------- -------------   -----------
                    2.81           2.18          2.57          1.87          0.38
               ----------   ------------- ------------- -------------   -----------
                      --             --            --          0.07            --
               ----------   ------------- ------------- -------------   -----------
                    0.35           1.78          0.24          0.09            --
               ----------   ------------- ------------- -------------   -----------
               $   16.90    $     14.44   $     14.04   $     11.71     $   16.92
               ==========   ============= ============= =============   ===========
                   19.71%        16.91%         22.23%        18.85%         2.30%
               ----------   ------------- ------------- -------------   -----------
               $  24,213    $    15,605   $    13,611   $     1,424            --
               ----------   ------------- ------------- -------------   -----------

                    2.50%          2.50%         2.50%         2.50%           --
               ----------   ------------- ------------- -------------   -----------
                    2.73%          3.03%         3.08%         5.79%           --
               ----------   ------------- ------------- -------------   -----------
                   (0.79)%        (0.72)%       (0.35)%       (0.25)%          --
               ----------   ------------- ------------- -------------   -----------
                      87%            78%           86%           59%           87%
               ----------   ------------- ------------- -------------   -----------

                               Class M
               ----------------------------------------  Ten Months
                         Year Ended June 30,                Ended
               ----------------------------------------   June 30,
                   1999         1998 (b)      1997        1996 (a)
               ------------ ------------- ------------- -------------
               $    14.55   $     14.10   $     11.73   $    10.00
               ------------ ------------- ------------- -----------
                    (0.09)        (0.07)           --         0.06
               ------------ ------------- ------------- -----------
                     2.97          2.30          2.62         1.83
               ------------ ------------- ------------- -----------
                     2.88          2.23          2.62         1.89
               ------------ ------------- ------------- -----------
                       --            --          0.01         0.07
               ------------ ------------- ------------- -----------
                     0.35          1.78          0.24         0.09
               ------------ ------------- ------------- -----------
               $    17.08   $     14.55   $     14.10   $    11.73
               ============ ============= ============= ===========
                    20.04%       17.20%         22.58%       19.06%
               ------------ ------------- ------------- -----------
               $    5,661   $     5,533   $     4,719   $    1,240
               ------------ ------------- ------------- -----------
                     2.25%         2.25%         2.25%        2.25%
               ------------ ------------- ------------- -----------
                     2.48%         2.78%         2.83%        5.90%
               ------------ ------------- ------------- -----------
                    (0.54)%       (0.47)%       (0.10)%       0.06%
               ------------ ------------- ------------- -----------
                       87%           78%           86%          59%
               ------------ ------------- ------------- -----------

U.S. EQUITY
FUNDS

PILGRIM
LARGECAP
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                    Class A
                                                                 ---------------------------------------------
                                                                 Three Months       Year       July 21, 1997(a)
                                                                    Ended           Ended            to
                                                                   June 30,       March 31,       March 31,
                                                                   1999(b)          1999           1998
                                                                 --------------   -----------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $   24.94       $   15.73      $   12.50
-------------------------------------------------------------     -----------     -----------    -----------
Income from investment operations:
Net investment income (loss)                                          (0.02)          (0.08)         (0.03)
-------------------------------------------------------------     -----------     -----------    -----------
Net realized and unrealized gains on investments                       3.17            9.77           3.29
-------------------------------------------------------------     -----------     -----------    -----------
Total from investment operations                                       3.15            9.69           3.26
-------------------------------------------------------------     -----------     -----------    -----------
Less distributions from:
Net investment income                                                    --              --             --
-------------------------------------------------------------     -----------     -----------    -----------
Net realized gains on investments                                        --            0.48           0.03
-------------------------------------------------------------     -----------     -----------    -----------
Net asset value, end of period                                    $   28.09       $   24.94      $   15.73
=============================================================     ===========     ===========    ===========
TOTAL RETURN(C):                                                      12.63%          63.06%         62.35%
-------------------------------------------------------------     -----------     -----------    -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                                $  30,108       $  12,445      $   4,742
-------------------------------------------------------------     -----------     -----------    -----------
Ratios to average net assets:
Net expenses after expense reimbursement(d)                            1.43%           1.59%          1.60%
-------------------------------------------------------------     -----------     -----------    -----------
Gross expenses prior to expense reimbursement(d)                       1.45%           2.24%          4.70%
-------------------------------------------------------------     -----------     -----------    -----------
Net investment income (loss) after expense reimbursement(d)           (0.56)%         (0.65)%        (0.87)%
-------------------------------------------------------------     -----------     -----------    -----------
Portfolio turnover                                                       27%            253%           306%
-------------------------------------------------------------     -----------     -----------    -----------

(a)  The Fund commenced operations on July 21, 1997.
(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                                   Class B                                        Class C
                 -------------------------------------------   ------------------------------------------
                 Three Months       Year         July 21,      Three Months       Year         July 21,
                    Ended           Ended       1997(a) to        Ended           Ended       1997(a) to
                   June 30,       March 31,      March 31,       June 30,       March 31,     March 31,
                   1999(b)          1999           1998          1999(b)          1999          1998
                 --------------   -----------   ------------   --------------   -----------   -----------
                  $   25.04       $   15.64     $   12.50       $   24.97       $   15.63     $   12.50
                  -----------     -----------   -----------     -----------     -----------   -----------
                      (0.05)          (0.08)        (0.07)          (0.06)          (0.07)        (0.05)
                  -----------     -----------   -----------     -----------     -----------   -----------
                       3.16            9.71          3.24            3.16            9.65          3.24
                  -----------     -----------   -----------     -----------     -----------   -----------
                       3.11            9.63          3.17            3.10            9.58          3.19
                  -----------     -----------   -----------     -----------     -----------   -----------
                         --              --            --              --              --            --
                  -----------     -----------   -----------     -----------     -----------   -----------
                         --            0.23          0.03              --            0.24          0.06
                  -----------     -----------   -----------     -----------     -----------   -----------
                  $   28.15       $   25.04     $   15.64       $   28.07       $   24.97     $   15.63
                  ===========     ===========   ===========     ===========     ===========   ===========
                      12.42%          62.28%        61.08%          12.41%          61.97%        61.38%
                  -----------     -----------   -----------     -----------     -----------   -----------
                  $  49,057       $  20,039     $   3,187       $  17,755       $   8,004     $     960
                  -----------     -----------   -----------     -----------     -----------   -----------
                       2.08%           2.24%         2.25%           2.08%           2.25%         2.25%
                  -----------     -----------   -----------     -----------     -----------   -----------
                       2.10%           2.89%         4.78%           2.10%           2.90%         7.79%
                  -----------     -----------   -----------     -----------     -----------   -----------
                      (1.21)%         (1.28)%       (1.36)%         (1.21)%         (1.26)%       (1.49)%
                  -----------     -----------   -----------     -----------     -----------   -----------
                         27%            253%          306%            27%             253%          306%
                  -----------     -----------   -----------     -----------     -----------   -----------

U.S. EQUITY
FUNDS

PILGRIM
MIDCAP
VALUE FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                 Class A
                                         --------------------------------------------------------
                                                                                     Ten Months
                                                    Year Ended June 30,                Ended
                                         -----------------------------------------    June 30,
                                           1999           1998           1997         1996 (a)
                                         -----------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period     $   16.79     $    14.64     $    11.99     $   10.00
-------------------------------------    -----------   ------------   ------------   ----------
Income from investment operations:
Net investment income (loss)                 (0.09)         (0.07)         (0.02)         0.13
-------------------------------------    -----------   ------------   ------------   ----------
Net realized and unrealized gains
  (loss) on investments                       0.12           2.71           2.85          1.91
-------------------------------------    -----------   ------------   ------------   ----------
  Total from investment operations            0.03           2.64           2.83          2.04
-------------------------------------    -----------   ------------   ------------   ----------
Less distributions from:
Net investment income                           --             --           0.07          0.05
-------------------------------------    -----------   ------------   ------------   ----------
Net realized gains on investments             1.17           0.49           0.11            --
-------------------------------------    -----------   ------------   ------------   ----------
Net asset value, end of period           $   15.65     $    16.79     $    14.64     $   11.99
=====================================    ===========   ============   ============   ==========
TOTAL RETURN(C)                               0.95%         18.40%         23.89%        20.48%
-------------------------------------    -----------   ------------   ------------   ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)        $  18,621     $   27,485     $   16,985     $   2,389
-------------------------------------    -----------   ------------   ------------   ----------
Ratios to average net assets:
Net expenses after expense
  reimbursement(d)                            1.75%          1.75%          1.75%         1.75%
------------------------------------     -----------   ------------   ------------   ----------
Gross expenses prior to expense
  reimbursement(d)                            1.79%          1.78%          1.94%         4.91%
------------------------------------     -----------   ------------   ------------   ----------
Net investment income (loss) after
  expense reimbursement(d)                   (0.48)%        (0.53)%        (0.13)%        2.00%
-------------------------------------    -----------   ------------   ------------   ----------
Portfolio turnover rate                        109%           85%            86%           60%
-------------------------------------    -----------   ------------   ------------   ----------

(a)  The Fund commenced operations on September 1, 1995.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d)  Annualized.

--------------------------------------------------------------------------------

                          CLASS B                          CLASS C                        CLASS M
     -------------------------------------------------- ------------- ------------------------------------------------
                                            Ten Months    (June 2,                                         Ten Months
              Year Ended June 30,             Ended       1999 to             Year Ended June 30,             Ended
     -------------------------------------   June 30,     June 30,    ------------------------------------   June 30,
        1999         1998         1997       1996 (a)     1999)(b)       1999         1998        1997       1996 (a)
     ----------- ------------ ------------ ------------ ------------- ----------- ------------ ----------- -----------
     $   16.47   $    14.49   $    11.94   $   10.00     $   14.84    $   16.52   $    14.49   $   11.93   $  10.00
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
         (0.21)       (0.18)       (0.05)       0.07         (0.02)       (0.17)       (0.15)      (0.03)      0.06
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
          0.12         2.65         2.76        1.90          0.38         0.12         2.67        2.76       1.91
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
         (0.09)        2.47         2.71        1.97          0.36        (0.05)        2.52        2.73       1.97
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
            --           --         0.05        0.03            --           --           --        0.06       0.04
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
          1.17         0.49         0.11          --            --         1.17         0.49        0.11         --
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
     $   15.21   $    16.47   $    14.49   $   11.94     $   15.20    $   15.30   $    16.52       14.49      11.93
     =========== ============ ============ ==========    ===========  =========== ============ =========== =========
          0.21%      17.40%        22.95%      19.80%         2.43%        0.46%      17.76%       23.21%    19.82%
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
     $  31,223   $   40,575   $   23,258   $   2,123     $      47    $  10,504   $   13,232   $   8,378   $  1,731
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------

          2.50%        2.50%        2.50%       2.50%         2.50%        2.25%        2.25%       2.25%      2.25%
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------

          2.54%        2.53%        2.69%       5.32%         2.54%        2.29%        2.28%       2.44%      4.72%
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
         (1.23)%      (1.28)%      (0.90)%      1.27%        (1.23)%     (0.98)%       (1.03)%     (0.63)%     1.16%
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------
           109%         85%          86%         60%           109%         109%         85%         86%        60%
     ----------- ------------ ------------ ----------    -----------  ----------- ------------ ----------- ---------

U.S. EQUITY
FUNDS

PILGRIM
MIDCAP
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                        Class A
                                       --------------------------------------------------------------------------
                                        Three Months
                                           Ended                       Year Ended March 31,
                                          June 30,    -----------------------------------------------------------
                                          1999(a)        1999        1998        1997        1996        1995
                                       -------------- ----------- ----------- ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $   19.93     $   18.63   $   16.80   $   18.37   $   13.61   $   13.25
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Income from investment operations:
Net investment income (loss)               (0.06)        (0.50)      (0.14)      (0.17)      (0.18)      (0.10)
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Net realized and unrealized gains
  on investments                             1.47          3.17        6.50        0.57        4.94        0.46
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Total from investment operations             1.41          2.67        6.36        0.40        4.76        0.36
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Less distributions from:
Net investment income                         --            --          --          --          --          --
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Net realized gains on investments             --          1.37        4.53        1.97          --          --
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Net asset value, end of period          $   21.34     $   19.93   $   18.63   $   16.80   $   18.37   $   13.61
=====================================   ===========   =========== =========== =========== =========== ===========
TOTAL RETURN(C):                             7.07%       15.36%      41.81%        1.09%     35.07%        2.72%
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $  66,586     $  67,550   $  90,619   $  76,108   $  77,275   $  65,292
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Ratios to average net assets:
Net expenses after
expense reimbursement(d)                    1.49%         1.56%       1.57%       1.60%       1.58%       1.59%
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Gross expenses prior to
expense reimbursement(d)                    1.50%         1.64%       1.66%       1.56%       1.56%       1.63%
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Net investment income (loss) after
expense reimbursement(d)                   (1.20)%       (1.04)%     (1.33)%     (1.05)%     (0.91)%     (0.66)%
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------
Portfolio turnover                             55%          154%        200%        153%        114%        98%
-------------------------------------   -----------   ----------- ----------- ----------- ----------- -----------

(a) Effective May 24, 1999, Pilgrim Investment Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                                         Class B
            ------------------------------------------------------------------
             Three Months                                            May 31,
                Ended               Year Ended March 31,           1995(b) to
               June 30,    --------------------------------------   March 31,
               1999(a)         1999         1998         1997         1996
            -------------- ------------ ------------ ------------ ------------
             $    23.54    $    21.55   $    16.33   $    16.25   $    12.50
             ------------  ------------ ------------ ------------ ------------
                  (0.11)        (0.42)       (0.25)       (0.17)       (0.09)
             ------------  ------------ ------------ ------------ ------------
                   1.75          3.42         6.74         0.25         3.84
             ------------  ------------ ------------ ------------ ------------
                   1.64          3.00         6.49         0.08         3.75
             ------------  ------------ ------------ ------------ ------------
                     --            --           --           --           --
             ------------  ------------ ------------ ------------ ------------
                     --          1.01         1.27           --           --
             ------------  ------------ ------------ ------------ ------------
             $    25.18    $    23.54   $    21.55   $    16.33   $    16.25
             ============  ============ ============ ============ ============
                   6.97%       14.59%       40.84%        (0.49)%      30.00%
             ------------  ------------ ------------ ------------ ------------
             $   49,335    $   45,876   $   46,806   $   29,002   $   11,186
             ------------  ------------ ------------ ------------ ------------
                   2.14%         2.22%        2.22%        2.25%        2.22%
             ------------  ------------ ------------ ------------ ------------
                   2.14%         2.29%        2.21%        2.66%        3.39%
             ------------  ------------ ------------ ------------ ------------
                  (1.85)%       (1.69)%      (1.99)%      (1.69)%      (1.61)%
             ------------  ------------ ------------ ------------ ------------
                     55%          154%         200%         153%         114%
             ------------  ------------ ------------ ------------ ------------

                                                       Class C
             --------------------------------------------------------------------------------
              Three Months
                 Ended                       Year Ended March 31,
                June 30,     ----------------------------------------------------------------
                1999(a)          1999         1998         1997         1996         1995
             -------------   ------------ ------------ ------------ ------------ ------------
              $     18.49    $    17.15   $    16.48   $    18.06   $    13.45   $    13.18
              ------------   ------------ ------------ ------------ ------------ ------------
                   (0.09)         (0.61)       (0.28)       (0.32)       (0.27)       (0.17)
              ------------   ------------ ------------ ------------ ------------ ------------
                    1.38           2.97         6.26         0.62         4.88         0.44
              ------------   ------------ ------------ ------------ ------------ ------------
                    1.29           2.36         5.98         0.30         4.61         0.27
              ------------   ------------ ------------ ------------ ------------ ------------
                      --             --           --           --           --           --
              ------------   ------------ ------------ ------------ ------------ ------------
                      --           1.02         5.31         1.88           --           --
              ------------   ------------ ------------ ------------ ------------ ------------
              $    19.78     $    18.49   $    17.15   $    16.48   $    18.06   $    13.45
              ============   ============ ============ ============ ============ ============
                    6.98%         14.60%      40.95%         0.56%      34.28%         2.05%
              ------------   ------------ ------------ ------------ ------------ ------------
              $  144,832     $  141,685   $  166,849   $  157,501   $  177,461   $  143,390
              ------------   ------------ ------------ ------------ ------------ ------------
                    2.14%          2.23%        2.27%        2.14%        2.14%        2.24%
              ------------   ------------ ------------ ------------ ------------ ------------
                    2.14%          2.30%        2.33%        2.17%        2.14%        2.24%
              ------------   ------------ ------------ ------------ ------------ ------------
                   (1.85)%        (1.70)%      (2.01)%      (1.59)%      (1.47)%      (1.30)%
              ------------   ------------ ------------ ------------ ------------ ------------
                      55%           154%         200%         153%         114%         98%
              ------------   ------------ ------------ ------------ ------------ ------------

U.S. EQUITY
FUNDS

PILGRIM
SMALLCAP
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                   Class A
                                             -------------------------------------------------------------------------------
                                              Three Months
                                                 Ended                           Year Ended March 31,
                                                June 30,    ----------------------------------------------------------------
                                                1999(a)         1999         1998         1997         1996         1995
                                             -------------- ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $    16.72    $    19.75   $    15.15   $    17.93   $    13.06   $    12.10
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Income from investment operations:
Net investment income (loss)                      (0.06)        (0.85)       (0.08)       (0.22)       (0.20)       (0.16)
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Net realized and unrealized gains (loss)
  on investments                                    2.42          0.69         6.91        (0.66)        5.09         1.12
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Total from investment operations                    2.36         (0.16)        6.83        (0.88)        4.89         0.96
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Less distributions from:
Net investment income                                --            --           --           --           --           --
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Net realized gains on investments                    --          2.87         2.23         1.90         0.02           --
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Net asset value, end of period                $    19.08    $    16.72   $    19.75   $    15.15   $    17.93   $    13.06
===========================================   ============  ============ ============ ============ ============ ============
TOTAL RETURN(C):                                   14.11%         0.37%      46.32%        (6.26)%      37.48%        7.93%
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $  102,641    $   94,428   $  201,943   $  121,742   $  138,155   $  106,725
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Ratio to average net assets:
Net expenses after expense reimbursement(d)         1.70%         1.85%        1.89%        1.72%        1.74%        1.86%
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Gross expenses prior to expense
  reimbursement(d)                                  1.74%         1.95%        1.90%        1.72%        1.74%        1.84%
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Net investment income (loss) after expense
  reimbursement(d)                                 (1.46)%       (1.32)%      (1.85)%      (1.26)%      (1.20)%      (1.27)%
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------
Portfolio turnover                                    32%           90%          92%         113%         130%         100%
-------------------------------------------   ------------  ------------ ------------ ------------ ------------ ------------


(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(b)  Commencement of offering shares.
(c) The total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized Annualized

--------------------------------------------------------------------------------

                                 Class B
          ----------------------------------------------------
           Three Months                                            May 31,
              Ended               Year Ended March 31,            1995(b) to
             June 30,    -------------------------------------    March 31,
             1999(a)         1999         1998         1997          1996
          -------------  ------------ -----------  -----------   ------------
          $    21.12     $   22.53    $   15.51    $   16.69     $   12.50
          ------------   ------------ -----------  -----------   ------------
               (0.12)        (0.53)       (0.27)       (0.21)        (0.14)
          ------------   ------------ -----------  -----------   ------------
                3.05          0.33         7.29        (0.97)         4.33
          ------------   ------------ -----------  -----------   ------------
                2.93         (0.20)        7.02        (1.18)         4.19
          ------------   ------------ -----------  -----------   ------------
                  --            --           --           --            --
          ------------   ------------ -----------  -----------   ------------
                  --          1.21           --           --            --
          ------------   ------------ -----------  -----------   ------------
          $    24.05     $   21.12    $   22.53    $   15.51     $   16.69
          ============   ============ ===========  ===========   ============
               13.87%        (0.29)%      45.26%       (7.07)%      33.52%
          ------------   ------------ -----------  -----------   ------------
          $   49,448     $  45,140    $  55,215    $  28,030     $  13,626
          ------------   ------------ -----------  -----------   ------------
                2.35%         2.57%        2.62%        2.61%         2.58%
          ------------   ------------ -----------  -----------   ------------
                2.39%         2.66%        2.63%        2.73%         3.26%
          ------------   ------------ -----------  -----------   ------------
               (2.11)%       (2.03)%      (2.59)%      (2.13)%       (2.09)%
          ------------   ------------ -----------  -----------   ------------
                  32%           90%          92%         113%          130%
          ------------   ------------ -----------  -----------   ------------


                                            Class C
          --------------------------------------------------------------------------------
           Three Months
              Ended                            Year Ended March 31,
             June 30,    -----------------------------------------------------------------
             1999(a)         1999         1998         1997          1996         1995
          -------------- ------------ ------------ ------------  ------------ ------------
           $    16.51    $    18.62   $    14.69   $    17.62    $    12.96   $    12.07
           ------------  ------------ ------------ ------------  ------------ ------------
                (0.09)        (0.84)       (0.38)       (0.31)        (0.29)       (0.22)
           ------------  ------------ ------------ ------------  ------------ ------------
                 2.39          0.61         6.84        (0.63)         5.03         1.11
           ------------  ------------ ------------ ------------  ------------ ------------
                 2.30         (0.23)        6.46        (0.94)         4.74         0.89
           ------------  ------------ ------------ ------------  ------------ ------------
                   --            --           --           --            --           --
           ------------  ------------ ------------ ------------  ------------ ------------
                   --          1.88         2.53         1.99          0.08           --
           ------------  ------------ ------------ ------------  ------------ ------------
           $    18.81    $    16.51   $    18.62   $    14.69    $    17.62   $    12.96
           ============  ============ ============ ============  ============ ============
                13.93%        (0.24)%      45.40%       (6.81)%       37.18%        7.37%
           ------------  ------------ ------------ ------------  ------------ ------------
           $  153,471    $  144,597   $  225,025   $  182,907    $  207,332   $  157,292
           ------------  ------------ ------------ ------------  ------------ ------------
                 2.35%         2.51%        2.57%        2.35%         2.35%        2.44%
           ------------  ------------ ------------ ------------  ------------ ------------
                 2.39%         2.60%        2.59%        2.35%         2.35%        2.44%
           ------------  ------------ ------------ ------------  ------------ ------------
                (2.11)%       (1.97)%      (2.53)%      (1.89)%       (1.81)%      (1.85)%
           ------------  ------------ ------------ ------------  ------------ ------------
                   32%           90%          92%         113%          130%         100%
           ------------  ------------ ------------ ------------  ------------ ------------

U.S. EQUITY
FUNDS

PILGRIM
BANK AND
THRIFT FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                   Class A
                                                ------------------------------------------------------------------------------
                                                   Year       Six Months
                                                   Ended        Ended                    Year Ended December 31,
                                                  June 30,      June 30,   ---------------------------------------------------
                                                    1999        1998(c)        1997         1996       1995(a)        1994
                                                ------------- ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year              $    27.52    $   25.87    $   17.84    $   14.83    $   10.73    $    11.87
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Income (loss) from investment operations:
Net investment income                                0.29         0.11         0.34         0.32         0.31          0.26
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Net realized and unrealized gains
  (loss) on investments                              (2.70)        1.54        10.83         5.18         4.78         (0.53)
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Total from investment operations                     (2.41)        1.65        11.17         5.50         5.09         (0.27)
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Less distributions from:
Net investment income                                0.18           --         0.31         0.35         0.34          0.22
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Net realized gains on investments                    0.55           --         2.65         2.14         0.65          0.65
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Tax return of capital                                  --           --         0.18           --           --            --
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Net asset value, end of year                    $    24.38    $   27.52    $   25.87    $   17.84    $   14.83    $    10.73
==============================================  ============  ==========   ==========   ==========   ==========   ============
Closing market price, end of year                       --           --           --    $   15.75    $   12.88    $     9.13
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
TOTAL INVESTMENT RETURN AT MARKET VALUE(d)              --           --           --        43.48%      52.81%         (8.85)%
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(e)        (8.61)%       6.38%      64.86%       41.10%       49.69%         (1.89)%
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year ($millions)             $      403    $     549    $     383    $     252    $     210    $      152
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Ratio to average net assets:
Expenses(f)                                           1.39%        1.20%        1.10%        1.01%        1.05%         1.28%
---------------------------------------------   ------------  ----------   ----------   ----------   ----------   ------------
Net investment income(f)                              1.09%        0.94%        1.39%        1.94%        2.37%         2.13%
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------
Portfolio turnover rate                                 29%          2%           22%          21%          13%           14%
----------------------------------------------  ------------  ----------   ----------   ----------   ----------   ------------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering shares.
(c)  Effective June 30, 1998,  Bank and Thrift Fund changed its year end to June
     30.
(d) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.

--------------------------------------------------------------------------------

                             Class B
           ------------------------------------------
              Year         Six Months      October 20,
              Ended          Ended         1997(b) to
            June 30,        June 30,       December 31,
              1999          1998(c)           1997
           -------------   ------------   -------------
            $   27.40       $   25.85      $   25.25
            -----------     ---------      ---------
                 0.08            0.01           0.04
            -----------     ---------      ---------
                (2.66)           1.54           2.92
            -----------     ---------      ---------
                (2.58)           1.55           2.96
            -----------     ---------      ---------
                 0.06              --           0.04
            -----------     ---------      ---------
                 0.55              --           2.04
            -----------     ---------      ---------
                   --              --           0.28
            -----------     ---------      ---------
            $   24.21       $   27.40      $   25.85
            ===========     =========      =========
                   --              --             --
            -----------     ---------      ---------
                   --              --             --
            -----------     ---------      ---------
                (9.31)%          6.00%        11.88%
            -----------     ---------      ---------
            $     343       $     360      $      76
            -----------     ---------      ---------
                 2.14%           1.95%          1.89%
            -----------     ---------      ---------
                 0.34%           0.19%          0.99%
            -----------     ---------      ---------
                   29%             2%             22%
            -----------     ---------      ---------

(e) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(f)  Annualized.

INTERNATIONAL
EQUITY FUNDS

PILGRIM
WORLDWIDE
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                 Class A
                                               ---------------------------------------------------------------------------
                                                Three Months
                                                   Ended                          Year Ended March 31,
                                                  June 30,    ------------------------------------------------------------
                                                  1999(a)        1999         1998        1997        1996        1995
                                               -------------- ----------- ------------ ----------- ----------- -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $   21.39     $   19.33   $   16.88    $   16.57   $   14.29   $   14.94
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Income from investment operations:
Net investment income (loss)                           --         (0.02)       0.04        (0.16)      (0.07)      (0.05)
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Net realized and unrealized gains (loss)
on investments                                       2.19          5.78        5.33         2.20        2.86       (0.09)
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Total from investment operations                     2.19          5.76        5.37         2.04        2.79       (0.14)
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Less distributions from:
Net investment income                                  --          0.06          --           --        0.12        0.02
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Net realized gains on investments                      --          3.64        2.92         1.73        0.39        0.49
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Net asset value, end of period                  $   23.58     $   21.39   $   19.33    $   16.88   $   16.57   $   14.29
=============================================   ===========   =========== ===========  =========== =========== ===========
TOTAL RETURN(C):                                    10.24%        33.56%      34.55%       12.51%      19.79%      (0.90)%
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  66,245     $  49,134   $  38,647    $  24,022   $  23,481   $  22,208
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Ratios to average net assets:
Net expenses after expense reimbursement(d)          1.75%         1.86%       1.86%        1.85%       1.85%       1.85%
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------
Gross expenses prior to expense
  reimbursement(d)                                   1.75%         2.02%       2.21%        2.17%       2.17%       2.18%
--------------------------------------------    -----------   ----------- -----------  ----------- ----------- -----------
Net investment income (loss) after expense
  reimbursement(d)                                  (0.03)%       (0.62)%     (0.69)%      (0.93)%     (0.35)%     (0.42)%
--------------------------------------------    -----------   ----------- -----------  ----------- ----------- -----------
Portfolio turnover                                     57%          247%        202%         182%        132%        99%
---------------------------------------------   -----------   ----------- -----------  ----------- ----------- -----------

(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                                          Class B
             ------------------------------------------------------------------
              Three Months                                            May 31,
                 Ended               Year Ended March 31,           1995(b) to
                June 30,    --------------------------------------  March 31,
                1999(a)         1999         1998         1997         1996
             -------------- ------------ ------------ ------------ ------------
             $    24.21     $   20.10    $   16.02    $   14.34    $   12.50
             ------------   ------------ ------------ ------------ ------------
                  (0.03)        (0.08)       (0.17)       (0.14)       (0.05)
             ------------   ------------ ------------ ------------ ------------
                   2.46          6.25         5.44         1.82         1.89
             ------------   ------------ ------------ ------------ ------------
                   2.43          6.17         5.27         1.68         1.84
             ------------   ------------ ------------ ------------ ------------
                     --          0.01           --           --           --
             ------------   ------------ ------------ ------------ ------------
                     --          2.05         1.19           --           --
             ------------   ------------ ------------ ------------ ------------
             $    26.64     $   24.21    $   20.10    $   16.02    $   14.34
             ============   ============ ============ ============ ============
                  10.04%        32.74%       34.03%       11.72%       14.72%
             ------------   ------------ ------------ ------------ ------------
             $   27,938     $  18,556    $  10,083    $   5,942    $   1,972
             ------------   ------------ ------------ ------------ ------------
                   2.40%         2.51%        2.51%        2.50%        2.50%
             ------------   ------------ ------------ ------------ ------------
                   2.40%         2.67%        2.70%        4.81%        9.50%
             ------------   ------------ ------------ ------------ ------------
                  (0.68)%       (1.31)%      (1.37)%      (1.62)%      (1.28)%
             ------------   ------------ ------------ ------------ ------------
                     57%          247%         202%         182%         132%
             ------------   ------------ ------------ ------------ ------------


                                           Class C
          ------------------------------------------------------------------------------
           Three Month
              Ended                     Year Ended March 31,
             June 30,    ---------------------------------------------------------------
             1999(a)         1999         1998         1997         1996         1995
          ------------   ------------ ------------ ------------ ------------ -----------
          $    21.52     $   19.05    $   16.92    $   16.76    $   14.44    $   14.86
          ------------   ------------ ------------ ------------ ------------ -----------
               (0.04)        (0.20)       (0.19)       (0.28)       (0.21)       (0.15)
          ------------   ------------ ------------ ------------ ------------ -----------
                2.21          5.83         5.41         2.23         2.92        (0.08)
          ------------   ------------ ------------ ------------ ------------ -----------
                2.17          5.63         5.22         1.95         2.71        (0.23)
          ------------   ------------ ------------ ------------ ------------ -----------
                  --          0.01           --           --         0.01           --
          ------------   ------------ ------------ ------------ ------------ -----------
                  --          3.15         3.09         1.79         0.38         0.19
          ------------   ------------ ------------ ------------ ------------ -----------
          $    23.69     $   21.52    $   19.05    $   16.92    $   16.76    $   14.44
          ============   ============ ============ ============ ============ ===========
               10.08%        32.73%      33.72%       11.81%       18.95%        (1.49)%
          ------------   ------------ ------------ ------------ ------------ -----------
          $  111,250     $  98,470    $  84,292    $  70,345    $  71,155    $  71,201
          ------------   ------------ ------------ ------------ ------------ -----------
                2.40%         2.51%        2.51%        2.50%        2.50%        2.50%
          ------------   ------------ ------------ ------------ ------------ -----------
                2.40%         2.67%        2.77%        2.61%        2.57%        2.57%
          ------------   ------------ ------------ ------------ ------------ -----------
               (0.68)%       (1.28)%      (1.34)%      (1.57)%      (0.99)%      (1.06)%
          ------------   ------------ ------------ ------------ ------------ -----------
                  57%          247%         202%         182%         132%          99%
          ------------   ------------ ------------ ------------ ------------ -----------

INTERNATIONAL
EQUITY FUNDS

PILGRIM
INTERNATIONAL CORE
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                  Class A
                                         ----------------------------------------------------------
                                         Three Months                                 February 28,
                                            Ended           Year Ended March 31,       1997(a) to
                                           June 30,       -------------------------     March 31,
                                           1999(b)          1999          1998            1997
                                         --------------   -----------   -----------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period       $   17.71      $   17.01     $   12.73      $    12.50
-------------------------------------      ---------      -----------   -----------    ----------
Income from investment operations:
Net investment income (loss)                   0.04          (0.01)        (0.02)             --
-------------------------------------      ---------      -----------   -----------    ----------
Net realized and unrealized gains
on investments                                 1.17           1.02          4.56            0.23
-------------------------------------      ---------      -----------   -----------    ----------
Total from investment operations                1.21           1.01          4.54            0.23
-------------------------------------      ---------      -----------   -----------    ----------
Less distributions from:
Net investment income                            --           0.18            --              --
-------------------------------------      ---------      -----------   -----------    ----------
Net realized on investments gains                --           0.13          0.26              --
-------------------------------------      ---------      -----------   -----------    ----------
Net assest value, end of period            $   18.92      $   17.71     $   17.01      $    12.73
=====================================      =========      ===========   ===========    ==========
TOTAL RETURN(C):                                6.83%          5.90%       36.10%            1.76%
-------------------------------------      ---------      -----------   -----------    ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $  12,409      $  21,627     $  12,664      $        2
-------------------------------------      ---------      -----------   -----------    ----------
Ratios to average net assets:
Net expenses after expenses
  reimbursement(d)                              1.77%          1.89%         1.96%           1.95%
------------------------------------       ---------      -----------   -----------    ----------
Gross expenses prior to expense
  reimbursement(d)                              1.86%          2.13%         3.02%       4,579.78%
------------------------------------       ---------      -----------   -----------    ----------
Net investment income (loss)
  after expense reimbursement(d)                0.50%         (0.51)%       (0.45)%          0.00%
-------------------------------------      ---------      -----------   -----------    ----------
Portfolio turnover                                67%           214%          274%            76%
-------------------------------------      ---------      -----------   -----------    ----------

(a)  The fund commenced operations on February 28, 1997.
(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                              Class B                                              Class C
       ----------------------------------------------------- ----------------------------------------------------
        Three Months                           February 28,  Three Months                           February 28,
           Ended        Year Ended March 31,    1997(a) to       Ended       Year Ended March 31,    1997(a) to
          June 30,    -----------------------   March 31,       June 30,    -----------------------   March 31,
          1999(b)        1999        1998          1997         1999(b)        1999        1998         1997
       -------------- ----------- ----------- -------------- -------------- ----------- ----------- -------------
        $   17.89     $   17.10   $   12.68   $     12.50      $   17.94    $   17.16   $   12.68    $   12.50
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
               --         (0.16)      (0.11)           --             --        (0.05)      (0.07)          --
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
             1.19          1.05        4.66          0.18           1.20         0.94        4.55         0.18
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
             1.19          0.89        4.55          0.18           1.20         0.89        4.48         0.18
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
               --          0.03          --            --             --         0.11          --           --
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
               --          0.07        0.13            --             --           --          --           --
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
        $   19.08     $   17.89   $   17.10   $     12.68      $   19.14    $   17.94   $   17.16    $   12.68
        ===========   =========== =========== ===========      =========    =========== ===========  ===========
             6.65%         5.24%     35.31%          1.44%          6.69%        5.22%     35.25%         1.44%
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
        $  12,034     $  11,033   $   7,942   $         1      $  11,936    $  10,400   $   3,517    $      43
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------

             2.36%         2.53%       2.61%         2.59%          2.60%        2.55%       2.61%        2.41%
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
             2.45%         2.77%       3.04%    16,000.25%          3.01%        2.79%       5.10%      25.55%
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
            (0.09)%       (1.13)%     (1.32)%        0.00%          0.00%       (1.19)%     (1.27)%      (0.07)%
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------
               67%          214%        274%          76%            67%          214%        274%         76%
        -----------   ----------- ----------- -----------      ---------    ----------- -----------  -----------

INTERNATIONAL
EQUITY FUNDS

PILGRIM
INTERNATIONAL
SMALLCAP
GROWTH FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                 Class A
                                               ----------------------------------------------------------------------------
                                                Three Months                                                    August 31,
                                                   Ended                     Year Ended March 31,               1994(a) to
                                                  June 30,    -------------------------------------------------  March 31,
                                                  1999(c)         1999        1998         1997        1996        1995
                                               -------------- ------------ ----------- ------------ ----------- -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $   21.03     $   19.29    $   14.92   $   13.15    $   11.51   $   12.50
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Income from investment operations:
Net investment income (loss)                       (0.03)         0.02        (0.15)       0.04        (0.02)         --
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Net realized and unrealized gains (loss)
on investments                                      2.80          3.21         5.36        1.88         1.79       (0.98)
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Total from investment operations                     2.77          3.23         5.21        1.92         1.77       (0.98)
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Less distributions from:
Net investment income                                 --            --           --        0.01         0.13        0.01
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Net realized gains on investments                     --          1.49         0.84        0.14           --          --
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Net asset value, end of period                  $   23.80     $   21.03    $   19.29   $   14.92    $   13.15   $   11.51
=============================================   ===========   ===========  =========== ===========  =========== ===========
TOTAL RETURN(D):                                    13.17%       17.26%       36.31%      14.67%       15.46%       (7.85)%
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  37,490     $  25,336    $  11,183   $   5,569    $   1,056   $     610
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Ratio to average net assets:
Net expenses after expense reimbursement(e)          1.84%         1.94%        1.96%       1.95%        1.95%       1.95%
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------
Gross expenses prior to expense
  reimbursement(e)                                   1.86%         2.08%        2.75%       3.76%      10.06%        9.77%
--------------------------------------------    -----------   -----------  ----------- -----------  ----------- -----------
Net investment income (loss) after expense
  reimbursement(e)                                  (0.69)%       (0.82)%      (1.56)%     (1.05)%      (0.27)%     (0.07)%
--------------------------------------------    -----------   -----------  ----------- -----------  ----------- -----------
Portfolio turnover                                     44%          146%         198%        206%         141%        75%
---------------------------------------------   -----------   -----------  ----------- -----------  ----------- -----------

(a)  The Fund commenced operations on August 31, 1994.
(b)  Commencement of share offerings.
(c) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(e)  Annualized

--------------------------------------------------------------------------------

                                          Class B
             ------------------------------------------------------------------
              Three Months                                            May 31,
                 Ended               Year Ended March 31,           1995(b) to
                June 30,    --------------------------------------   March 31,
                1999(c)         1999         1998         1997         1996
             -------------- ------------ ------------ ------------ ------------
             $    22.43     $   20.16    $   15.89    $   13.96    $   12.50
             ------------   ------------ ------------ ------------ ------------
                  (0.07)        (0.20)       (0.15)       (0.15)       (0.02)
             ------------   ------------ ------------ ------------ ------------
                   2.97          3.46         5.56         2.09         1.48
             ------------   ------------ ------------ ------------ ------------
                   2.90          3.26         5.41         1.94         1.46
             ------------   ------------ ------------ ------------ ------------
                     --            --           --         0.01           --
             ------------   ------------ ------------ ------------ ------------
                     --          0.99         1.14           --           --
             ------------   ------------ ------------ ------------ ------------
             $    25.33     $   22.43    $   20.16    $   15.89    $   13.96
             ============   ============ ============ ============ ============
                  12.93%       16.55%       35.73%       13.96%       11.68%
             ------------   ------------ ------------ ------------ ------------
             $   19,331     $  16,158    $  12,033    $   5,080    $   1,487
             ------------   ------------ ------------ ------------ ------------
                   2.49%         2.59%        2.61%        2.60%        2.60%
             ------------   ------------ ------------ ------------ ------------
                   2.51%         2.73%        2.98%        4.89%      16.15%
             ------------   ------------ ------------ ------------ ------------
                  (1.34)%       (1.45)%      (2.20)%      (1.66)%      (0.64)%
             ------------   ------------ ------------ ------------ ------------
                     44%          146%         198%         206%         141%
             ------------   ------------ ------------ ------------ ------------


                                                 Class C
            --------------------------------------------------------------------------------
             Three Months                                                         August 31,
                Ended                       Year Ended March 31,                  1994(a) to
               June 30,      ---------------------------------------------------   March 31,
               1999(c)           1999         1998         1997         1996         1995
            -------------    ------------ ------------ ------------ ------------ ------------
            $    20.60       $   18.53    $   14.87    $   13.05    $   11.32    $    12.50
            ------------     ------------ ------------ ------------ ------------ ------------
                 (0.06)          (0.10)       (0.11)       (0.16)        0.01         (0.04)
            ------------     ------------ ------------ ------------ ------------ ------------
                  2.80            3.09         5.09         1.98         1.72         (1.12)
            ------------     ------------ ------------ ------------ ------------ ------------
                  2.74            2.99         4.98         1.82         1.73         (1.16)
            ------------     ------------ ------------ ------------ ------------ ------------
                    --              --           --           --           --          0.02
            ------------     ------------ ------------ ------------ ------------ ------------
                    --            0.92         1.32           --           --            --
            ------------     ------------ ------------ ------------ ------------ ------------
            $    23.34       $   20.60    $   18.53    $   14.87    $   13.05    $    11.32
            ============     ============ ============ ============ ============ ============
                 13.31%          16.55%      35.63%       13.98%       15.30%         (9.25)%
            ------------     ------------ ------------ ------------ ------------ ------------
            $   18,354       $  13,226    $   8,014    $   3,592    $     933    $       24
            ------------     ------------ ------------ ------------ ------------ ------------
                  2.49%           2.59%        2.61%        2.60%        2.60%         2.61%
            ------------     ------------ ------------ ------------ ------------ ------------
                  2.51%           2.73%        3.38%        3.95%      16.15%        75.37%
            ------------     ------------ ------------ ------------ ------------ ------------
                 (1.34)%         (1.45)%      (2.18)%      (1.67)%      (1.02)%       (0.76)%
            ------------     ------------ ------------ ------------ ------------ ------------
                    44%            146%         198%         206%         141%          75%
            ------------     ------------ ------------ ------------ ------------ ------------

INTERNATIONAL
EQUITY FUNDS

PILGRIM
EMERGING
COUNTRIES
FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                            Class A
                                             -------------------------------------------------------------------
                                              Three Months                                                         November 28
                                                 Ended                       Year Ended March 31,                  1994(a) to
                                                June 30,    ----------------------------------------------------    March 31,
                                                1999(c)         1999          1998         1997         1996          1995
                                             -------------- ------------- ------------ ------------ ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $    13.43         17.39    $   17.20    $    14.03   $    11.00    $    12.50
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Income from investment operations:
Net investment income (loss)                      (0.05)        (0.06)        0.03         (0.06)       (0.04)         0.04
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Net realized and unrealized gains (loss)
on investments                                     3.36         (3.81)        1.22          3.51         3.15         (1.54)
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Total from investment operations                    3.31         (3.87)        1.25          3.45         3.11         (1.50)
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Less distributions from:
Net investment income                                 --          0.02           --            --         0.02           --
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Net realized gains on investments                     --          0.07         1.06          0.28         0.06           --
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Net asset value, end of period                $    16.74    $    13.43    $   17.39    $    17.20   $    14.03    $    11.00
===========================================   ============  ============  ==========   ============ ============  ============
TOTAL RETURN(D):                                   24.65%       (22.23)%       8.06%       24.79%       28.43%        (11.98)%
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $   53,483    $   47,180    $  71,014    $   38,688   $    4,718    $    1,197
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Ratio to average net assets:
Net expenses after expense reimbursement(e)        2.13%         2.27%        2.26%         2.25%        2.25%         2.25%
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Gross expenses prior to expense
  reimbursement(e)                                  2.66%         2.56%        2.48%         3.08%        6.72%         6.15%
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Net investment income (loss) after expense
  reimbursement(e)                                 (1.30)%       (0.25)%       0.55%        (1.14)%      (0.35)%        1.09%
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------
Portfolio turnover                                    67%          213%         243%          176%         118%          61%
-------------------------------------------   ------------  ------------  ----------   ------------ ------------  ------------

(a)  The Fund commenced operations on November 28, 1994.
(b)  Commencement of offering shares.
(c) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(e)  Annualized

--------------------------------------------------------------------------------

                                         Class B
            ------------------------------------------------------------------
             Three Months                                            May 31,
                Ended                Year Ended March 31,          1995(b) to
               June 30,    --------------------------------------  March 31,
               1999(c)         1999         1998         1997         1996
            -------------- ------------ ------------ ------------ ------------
            $    13.64     $   17.64    $   17.29    $   14.02    $   12.50
            ------------   ------------ ------------ ------------ ------------
                 (0.07)        (0.22)       (0.07)       (0.11)       (0.04)
            ------------   ------------ ------------ ------------ ------------
                  3.41         (3.70)        1.26         3.47         1.56
            ------------   ------------ ------------ ------------ ------------
                  3.34         (3.92)        1.19         3.36         1.52
            ------------   ------------ ------------ ------------ ------------
                    --            --           --           --           --
            ------------   ------------ ------------ ------------ ------------
                    --          0.08         0.84         0.09           --
            ------------   ------------ ------------ ------------ ------------
            $    16.98     $   13.64    $   17.64    $   17.29    $   14.02
            ============   ============ ============ ============ ============
                 24.49%       (22.23)%       7.47%      24.00%       12.16%
            ------------   ------------ ------------ ------------ ------------
            $   26,342     $  22,338    $  38,796    $  24,558    $   3,557
            ------------   ------------ ------------ ------------ ------------
                  2.75%         2.91%        2.91%        2.90%        2.90%
            ------------   ------------ ------------ ------------ ------------
                  3.28%         3.20%        3.06%        3.66%        7.58%
            ------------   ------------ ------------ ------------ ------------
                 (1.92)%       (0.80)%      (0.20)%      (1.77)%      (1.05)%
            ------------   ------------ ------------ ------------ ------------
                    67%          213%         243%         176%         118%
            ------------   ------------ ------------ ------------ ------------

                                               Class C
            --------------------------------------------------------------------------------
             Three Months
                Ended                     Year Ended March 31,                  November 28,
               June 30,    --------------------------------------------------    1994(a) to
               1999(c)         1999         1998         1997         1996          1995
            -------------  ------------ ------------ ------------ -----------  -------------
            $    13.14     $   16.98    $   16.81    $   13.71    $   10.79    $    12.50
            ------------   ------------ ------------ ------------ -----------  ------------
                 (0.07)        (0.27)       (0.12)       (0.10)       (0.05)           --
            ------------   ------------ ------------ ------------ -----------  ------------
                  3.28         (3.49)        1.26         3.37         2.97         (1.70)
            ------------   ------------ ------------ ------------ -----------  ------------
                  3.21         (3.76)        1.14         3.27         2.92         (1.70)
            ------------   ------------ ------------ ------------ -----------  ------------
                    --            --           --           --           --          0.01
            ------------   ------------ ------------ ------------ -----------  ------------
                    --          0.08         0.97         0.17           --            --
            ------------   ------------ ------------ ------------ -----------  ------------
            $    16.35     $   13.14    $   16.98    $   16.81    $   13.71    $    10.79
            ============   ============ ============ ============ ===========  ============
                 24.43%       (22.21)%       7.47%      23.94%       27.30%        (13.64)%
            ------------   ------------ ------------ ------------ -----------  ------------
            $   24,230     $  19,246    $  36,986    $  29,376    $   4,345    $       59
            ------------   ------------ ------------ ------------ -----------  ------------
                  2.75%         2.90%        2.91%        2.90%        2.90%         2.90%
            ------------   ------------ ------------ ------------ -----------  ------------
                  3.28%         3.19%        3.09%        3.12%        6.23%       242.59%
            ------------   ------------ ------------ ------------ -----------  ------------
                 (1.92)%       (0.77)%      (0.26)%      (1.75)%      (1.06)%       (0.04)%
            ------------   ------------ ------------ ------------ -----------  ------------
                    67%          213%         243%         176%         118%           61%
            ------------   ------------ ------------ ------------ -----------  ------------

INTERNATIONAL
EQUITY FUNDS

PILGRIM
ASIA-PACIFIC
EQUITY FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                 Class A
                                         -------------------------------------------------------
                                                                                     Ten Months
                                                    Year Ended June 30,                Ended
                                         -----------------------------------------     June 30,
                                           1999          1998           1997           1996 (a)
                                         -----------   -----------   -------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period      $  4.46      $   10.93      $    10.35     $   10.00
-------------------------------------     -------      -----------    ----------     ----------
Income from investment operations:
Net investment income (loss)                  --           0.03            0.02          0.03
-------------------------------------     -------      -----------    ----------     ----------
Net realized and unrealized gain
  (loss) on investments                      2.76          (6.50)           0.58          0.34
-------------------------------------     -------      -----------    ----------     ----------
  Total from investment operations           2.76          (6.47)           0.60          0.37
-------------------------------------     -------      -----------    ----------     ----------
Less distributions from:
Net investment income                         --             --              --            --
-------------------------------------     -------      -----------    ----------     ----------
In excess of net investment income            --             --              --          0.02
-------------------------------------     -------      -----------    ----------     ----------
Tax return of capital                         --             --            0.02            --
-------------------------------------     -------      -----------    ----------     ----------
Net asset value, end of period            $  7.22      $    4.46      $    10.93     $   10.35
=====================================     =======      ===========    ==========     ==========
TOTAL RETURN (B)                            61.88%        (59.29)%          5.78%         3.76%
-------------------------------------     -------      -----------    ----------     ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)         $14,417      $  11,796      $   32,485     $  18,371
-------------------------------------     -------      -----------    ----------     ----------
Ratios to average net assets:
Net expenses after expense
  reimbursement (c)                          2.00%         2.00%            2.00%         2.00
-------------------------------------     -------      -----------    ----------     ----------
Gross expenses prior to expense
  reimbursement (c)                          2.98%         2.80%            2.54%         3.47
-------------------------------------     -------      -----------    ----------     ----------
Net investment income (loss) after
  expense reimbursement (c)                  0.01%         0.38%            0.00%         0.33
-------------------------------------     -------      -----------    ----------     ----------
Portfolio turnover rate                       111%           81%             38%           15%
-------------------------------------     -------      -----------    ----------     ----------

(a)  The Fund commenced operations on September 1, 1995.
(b) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(c)  Annualized.

--------------------------------------------------------------------------------

                              Class B                                                Class M
     --------------------------------------------------------  ---------------------------------------------------
                                                Ten Months                                             Ten Months
              Year Ended June 30,                 Ended                 Year Ended June 30,               Ended
     --------------------------------------      June 30,      -------------------------------------     June 30,
        1999         1998          1997          1996 (a)         1999        1998          1997         1996 (a)
     ----------- ------------- ------------ -----------------  ---------- ------------- ------------ -------------
     $   4.37    $    10.83    $    10.31    $      10.00      $   4.40   $    10.86    $    10.32    $    10.00
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
        (0.04)        (0.03)        (0.07)          (0.01)        (0.02)          --         (0.05)           --
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------

         2.69         (6.43)         0.59            0.32          2.69        (6.46)         0.59          0.33
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
         2.65         (6.46)         0.52            0.31          2.67        (6.46)         0.54          0.33
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
           --            --            --              --            --           --            --            --
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
           --            --            --              --            --           --            --          0.01
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
           --            --            --              --            --           --            --            --
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
     $   7.02    $     4.37    $    10.83    $      10.31      $   7.02   $     4.40    $    10.86    $    10.32
     ==========  ============  ============  ============      ========== ============  ============  ============
        60.64%       (59.65)%        5.04%           3.19%        60.68%      (59.48)%        5.26%         3.32%
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
     $ 12,959    $    9,084    $   30,169    $     17,789      $  5,184   $    4,265    $   11,155    $    6,476
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------

         2.75%         2.75%         2.75%           2.75%         2.50%       2.50%          2.50%         2.50%
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------

         3.87%         3.55%         3.29%           4.10%         3.48%       3.30%          3.04%         3.88%
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
        (0.74)%       (0.39)%       (0.79)%         (0.38)%       (0.49)%      (0.07)%       (0.55)%       (0.16)%
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------
          111%           81%           38%             15%          111%          81%           38%           15%
     ----------  ------------  ------------  ------------      ---------- ------------  ------------  ------------

INCOME
FUNDS

PILGRIM GOVERNMENT
SECURITIES
INCOME FUND

      FINANCIAL HIGHLIGHTS For a Share Outstanding Throughtout Each Period
--------------------------------------------------------------------------------

                                                                          Class A
                                             ----------------------------------------------------------------
                                                                    Year Ended June 30,
                                             ----------------------------------------------------------------
                                                1999         1998          1997         1996        1995(a)
                                             ----------- ------------- ------------- ----------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $  12.88    $    12.71    $    12.59    $  12.97    $    12.73
-------------------------------------------   --------    ----------    ----------    --------    ----------
Income (loss) from investment operations:
Net investment income                            0.76          0.64          0.69        0.75          0.84
-------------------------------------------   --------    ----------    ----------    --------    ----------
Net realized and unrealized gain (loss) on
  investments                                    (0.52)         0.30          0.20       (0.32)         0.24
-------------------------------------------   --------    ----------    ----------    --------    ----------
  Total from investment operations                0.24          0.94          0.89        0.43          1.08
-------------------------------------------   --------    ----------    ----------    --------    ----------
Less distributions from:
Net investment income                            0.77          0.77          0.73        0.75          0.84
-------------------------------------------   --------    ----------    ----------    --------    ----------
Tax return of capital                              --            --          0.04        0.06            --
-------------------------------------------   --------    ----------    ----------    --------    ----------
  Total distributions                             0.77          0.77          0.77       0.81           0.84
-------------------------------------------   --------    ----------    ----------    --------    ----------
Net asset value, end of period                $  12.35    $    12.88    $    12.71    $  12.59    $    12.97
===========================================   ========    ==========    ==========    ========    ==========
TOTAL RETURN(C)                                   1.89%         7.63%         7.33%       3.34%         8.96%
-------------------------------------------   --------    ----------    ----------    --------    ----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)             $ 21,060    $   23,682    $   29,900    $ 38,753    $   43,631
-------------------------------------------   --------    ----------    ----------    --------    ----------
Ratios to average net assets:
Net expenses after expense
  reimbursement (d)                               1.40%         1.50%         1.42%       1.51%         1.40%
-------------------------------------------   --------    ----------    ----------    --------    ----------
Gross expenses prior to expense
  reimbursement (d)                               1.40%         1.58%         1.42%       1.57%         1.54%
-------------------------------------------   --------    ----------    ----------    --------    ----------
Net investment income after
  expense reimbursement (d)                       6.05%         5.13%         5.78%       5.64%         6.37%
-------------------------------------------   --------    ----------    ----------    --------    ----------
Portfolio turnover rate                             58%          134%          172%        170%          299%
-------------------------------------------   --------    ----------    ----------    --------    ----------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(d)  Annualized.
(e)  Commencement of offering shares

--------------------------------------------------------------------------------

                           Class B                         Class C                         Class M
     ---------------------------------------------------  ----------  -------------------------------------------------
                                               July 17,    June 11,                                           July 17,
               Year Ended June 30,            1995(b) to  1999(b) to             Year Ended June 30,         1995(b) to
     ---------------------------------------   June 30,    June 30,   --------------------------------------  June 30,
        1999         1998          1997          1996        1999        1999         1998          1997        1996
     ----------- ------------- ------------- -----------  ----------  ----------- ------------- ------------ ----------
      $  12.84    $    12.68    $    12.59    $   12.95   $ 12.24      $  12.88    $    12.72    $   12.59    $  12.95
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          0.69          0.60          0.67         0.66      2.05          0.69          0.64         0.70        0.68
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
         (0.54)         0.24          0.11        (0.37)    (1.86)        (0.52)         0.23         0.14       (0.36)
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          0.15          0.84          0.78         0.29      0.19          0.17          0.87         0.84        0.32
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          0.69          0.68          0.69         0.65        --         (0.71)         0.70         0.70        0.68
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
            --          0.08          0.02           --        --            --          0.08           --          --
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
            --            --            --           --        --            --            --         0.01          --
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          0.69          0.68          0.69         0.65        --         (0.71)         0.71         0.71        0.68
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
      $  12.30    $    12.84    $    12.68    $   12.59   $ 12.43      $  12.34    $    12.88    $   12.72    $  12.59
      ========    ==========    ==========    =========   ========     ========    ==========    =========    ========
          1.09%         6.78%         6.38%        2.25%     1.55%         1.31%         7.02%        6.88%       2.52%
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
      $ 12,426    $    3,220    $    1,534    $      73   $     7      $    751    $      224    $      61    $     24
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          2.15%         2.25%         2.17%        2.26%     2.15%         1.90%         2.00%        1.92%       2.01%
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          2.15%         2.29%         2.17%        2.41%     2.15%         1.90%         2.05%        1.92%       2.16%
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
          5.30%         4.24%         4.92%        4.98%     5.30%         5.57%         4.29%        5.25%       5.73%
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------
            58%          134%          172%         170%       58%           58%          134%         172%        170%
      --------    ----------    ----------    ---------   --------     --------    ----------    ---------    --------

INCOME
FUNDS

PILGRIM
STRATEGIC
INCOME FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                           Class A
                                                                 --------------------------
                                                                                  July 27,
                                                                 Three Months      1998(a)
                                                                    Ended            to
                                                                   June 30,       March 31,
                                                                   1999(b)          1999
                                                                 --------------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $   12.89       $ 13.08
-------------------------------------------------------------     -----------     --------
Income from investment operations:
Net investment income                                                  0.26          0.53
-------------------------------------------------------------     -----------     --------
Net realized and unrealized gains (loss) on investments               (0.42)        (0.08)
-------------------------------------------------------------     -----------     --------
Total from investment operations                                      (0.16)         0.45
-------------------------------------------------------------     -----------     --------
Less distributions from:
Net investment income                                                  0.14          0.53
-------------------------------------------------------------     -----------     --------
Net realized gains on investments                                        --          0.11
-------------------------------------------------------------     -----------     --------
Net asset value, end of period                                    $   12.59       $ 12.89
=============================================================     ===========     ========
TOTAL RETURN(C):                                                      (1.23)%        5.60%
-------------------------------------------------------------     -----------     --------
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period, ($000)                                  $   2,736       $ 5,751
-------------------------------------------------------------     -----------     --------
Ratio to average net assets:
Net expenses, after expense reimbursement(d)                           0.90%         0.96%
-------------------------------------------------------------     -----------     --------
Gross expenses prior to expense reimbursement(d)                       1.56%         1.98%
-------------------------------------------------------------     -----------     --------
Net investment income (loss) after expense reimbursement(d)            5.88%         5.81%
-------------------------------------------------------------     -----------     --------
Portfolio turnover                                                       69%          274%
-------------------------------------------------------------     -----------     --------

(a)  The Fund commenced operations on July 27, 1998.
(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.
(c) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(d)  Annualized

--------------------------------------------------------------------------------

               Class B                        Class C
     ----------------------------   --------------------------
                       July 27,                      July 27,
     Three Months      1998(a)      Three Months      1998(a)
        Ended            to            Ended            to
       June 30,       March 31,       June 30,       March 31,
       1999(b)          1999          1999(b)          1999
     --------------   -----------   --------------   ---------
      $   12.61        $  12.78      $   13.10       $ 13.27
      -----------      --------      -----------     --------
           0.18            0.45           0.19          0.48
      -----------      --------      -----------     --------
          (0.33)          (0.05)         (0.35)        (0.06)
      -----------      --------      -----------     --------
          (0.15)           0.40          (0.16)         0.42
      -----------      --------      -----------     --------
           0.13            0.46           0.13          0.48
      -----------      --------      -----------     --------
             --            0.11             --          0.11
      -----------      --------      -----------     --------
      $   12.33        $  12.61      $   12.81       $ 13.10
      ===========      ========      ===========     ========
          (1.20)%          5.17%         (1.21)%        5.19%
      -----------      --------      -----------     --------
      $   5,658        $  6,637      $   7,965       $ 8,128
      -----------      --------      -----------     --------

           1.29%           1.37%          1.29%         1.36%
      -----------      --------      -----------     --------
           1.95%           2.42%          1.95%         2.41%
      -----------      --------      -----------     --------
           5.49%           5.35%          5.49%         5.36%
      -----------      --------      -----------     --------
             69%            274%           69%           274%
      -----------      --------      -----------     --------

INCOME
FUNDS

PILGRIM
HIGH
YIELD FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                        Class A
                                                    ----------------------------------------------------------------------------
                                                                                                           Eight
                                                                                                           Months       Year
                                                                     Year Ended June 30,                   Ended       Ended
                                                    --------------------------------------------------    June 30,   October 31,
                                                        1999          1998          1997         1996    1995(a)(c)     1994
                                                    ------------- ------------- ------------ ---------   ---------- ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $   6.94      $    6.80     $   6.36     $   6.15   $   5.95     $  6.47
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Income (loss) from investment operations:
Net investment income                                   0.58           0.61         0.61         0.59       0.35        0.54
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Net realized and unrealized gain (loss) on
  investments                                           (0.96)          0.16         0.43         0.16       0.21       (0.51)
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
  Total from investment operation                       (0.38)          0.77         1.04         0.75       0.56        0.03
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Less distributions from:
Net investment income                                    0.63           0.63         0.60         0.54       0.36        0.55
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
In excess of net
  investment income                                       --              --           --           --         --          --
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
  Total distributions                                    0.63           0.63         0.60         0.54       0.36        0.55
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Net asset value, end of period                       $   5.93      $    6.94     $   6.80     $   6.36   $   6.15     $  5.95
==================================================   ==========    =========     ========     ========   ========     =======
TOTAL RETURN(D)                                         (5.57)%        11.71%       17.14%       12.72%      9.77%       0.47%
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $131,535      $ 102,424     $ 35,940     $ 18,691   $ 15,950     $16,046
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Ratios to average net assets:
Gross expenses prior to expense reimbursement (e)        1.12%          1.17%        1.42%        2.19%      2.35%       2.07%
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Net expenses after expense reimbursement (e)             1.00%          1.00%        1.00%        1.00%      2.25%       2.00%
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Net investment income after
  expense reimbursement (e)                              9.32%          9.05%        9.54%        9.46%      8.84%       8.73%
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------
Portfolio turnover rate                                   184%           209%         394%         399%       166%        192%
--------------------------------------------------   ----------    ---------     --------     --------   --------     -------

(a) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)  Commencement of offering shares.
(c)  Effective  November 1, 1994,  High Yield Fund  changed its year end to June
     30.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e)  Annualized.

--------------------------------------------------------------------------------

                            Class B                          Class C                        Class M
     ----------------------------------------------------- ------------ ---------------------------------------------
                                                July 17,     May 27,                                        July 17,
               Year Ended June 30,             1995(b) to   1999(b) to          Year Ended June 30,          1995(b)
     ----------------------------------------   June 30,     June 30,   -----------------------------------  June 30,
         1999          1998          1997         1996         1999        1999        1998        1997        1996
     ------------- ------------- ------------ ------------ ------------ ---------- ------------ ----------- ---------
      $   6.92      $    6.78     $   6.36     $   6.20     $   5.91    $   6.92    $   6.78     $   6.36   $  6.20
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
          0.53           0.58         0.57         0.48         0.05        0.55        0.59         0.58      0.50
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
         (0.96)          0.14         0.41         0.14         0.01       (0.95)       0.14         0.41      0.14
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
         (0.43)          0.72         0.98         0.62         0.06       (0.40)       0.73         0.99      0.64
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
          0.57           0.58         0.56         0.46         0.05        0.59        0.59         0.57      0.48
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
      $   5.92      $    6.92     $   6.78     $   6.36     $   5.92    $   5.93    $   6.92     $   6.78   $  6.36
      ==========    =========     ========     ========     ========    ==========  ========     ========   ========
         (6.23)%       10.90%       16.04%       10.37%        0.34%       (5.85)%    11.16%        16.29%    10.69%
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
      $261,589      $ 154,303     $ 40,225     $  2,374     $    551    $ 24,129    $ 19,785     $  8,848   $ 1,243
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
          1.75%         1.75%        1.75%        1.75%        1.75%       1.50%       1.50%         1.50%     1.50%
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------

          1.87%         1.92%        2.17%        2.94%        1.87%       1.62%       1.67%         1.92%     2.69%
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
          8.57%         8.30%        8.64%        9.02%        8.57%       8.82%       8.55%         8.93%     9.41%
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------
           184%          209%         394%         339%         184%        184%        209%          394%      339%
      ----------    ---------     --------     --------     --------    ----------  --------     --------   --------

INCOME
FUNDS

PILGRIM
HIGH
YIELD FUND II

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                  Class A
                                                 ------------------------------------------
                                                 Three Months       Year        March 27,
                                                    Ended           Ended        1998 to
                                                   June 30,       March 31,     March 31,
                                                   1999(b)          1999         1998(a)
                                                 --------------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $  11.66        $  12.72     $  12.70
---------------------------------------------      --------        --------     ---------
Income from investment operations:
Net investment income (loss)                           0.28            1.12         0.01
---------------------------------------------      --------        --------     ---------
Net realized and unrealized gains (loss) on
investments                                           (0.09)          (1.00)        0.01
---------------------------------------------      --------        --------     ---------
Total from investment operations                       0.19            0.12         0.02
---------------------------------------------      --------        --------     ---------
Less distributions from:
Net investment income                                  0.28            1.18           --
---------------------------------------------      --------        --------     ---------
Net asset value, end of period                     $  11.57        $  11.66     $  12.72
=============================================      ========        ========     =========
TOTAL RETURN(C):                                       1.60%           1.13%        0.16%
---------------------------------------------      --------        --------     ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                 $ 16,795        $ 17,327     $  4,690
---------------------------------------------      --------        --------     ---------
Ratios to average net assets:
Net expenses after expense reimbursement(d)            1.10%           1.12%        1.06%
---------------------------------------------      --------        --------     ---------
Gross expenses prior to expense
   reimbursement(d)                                    1.37%           1.53%        1.06%
--------------------------------------------       --------        --------     ---------
Net investment income (loss) after
   expense reimbursement(d)                            9.68%           9.44%        7.22%
---------------------------------------------      --------        --------     ---------
Portfolio turnover                                       44%            242%         484%
---------------------------------------------      --------        --------     ---------

(a)  The Fund commenced operations on March 27, 1998.
(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                      Class B                                      Class C
     ------------------------------------------   ------------------------------------------
     Three Months       Year        March 27,     Three Months       Year        March 27,
        Ended           Ended        1998 to         Ended           Ended        1998 to
       June 30,       March 31,     March 31,       June 30,       March 31,     March 31,
       1999(b)          1999         1998(a)        1999(b)          1999         1998(a)
     --------------   -----------   -----------   --------------   -----------   -----------
       $  11.66        $  12.71     $  12.69        $  11.66        $  12.71     $  12.69
       --------        --------     ---------       --------        --------     ---------
           0.27            1.04         0.01            0.27            1.04         0.01
       --------        --------     ---------       --------        --------     ---------
          (0.09)          (0.99)        0.01           (0.09)          (0.99)        0.01
       --------        --------     ---------       --------        --------     ---------
           0.18            0.05         0.02            0.18            0.05         0.02
       --------        --------     ---------       --------        --------     ---------
           0.26            1.10           --            0.26            1.10           --
       --------        --------     ---------       --------        --------     ---------
       $  11.58        $  11.66     $  12.71        $  11.58        $  11.66     $  12.71
       ========        ========     =========       ========        ========     =========
           1.53%           0.55%        0.16%           1.53%           0.55%        0.16%
       --------        --------     ---------       --------        --------     ---------
       $ 41,882        $ 42,960     $  8,892        $ 18,618        $ 21,290     $  4,815
       --------        --------     ---------       --------        --------     ---------
           1.75%           1.77%        1.69%           1.75%           1.77%        1.66%
       --------        --------     ---------       --------        --------     ---------
           2.02%           2.18%        1.69%           2.02%           2.18%        1.66%
       --------        --------     ---------       --------        --------     ---------
           9.03%           8.84%        6.61%           9.03%           8.79%        6.91%
       --------        --------     ---------       --------        --------     ---------
             44%            242%         484%            44%             242%         484%
       --------        --------     ---------       --------        --------     ---------

EQUITY &
INCOME FUNDS

PILGRIM
BALANCED
FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                               Class A
                                           -------------------------------------------------------------------------------
                                            Three Months
                                               Ended                           Year Ended March 31,
                                              June 30,    ----------------------------------------------------------------
                                              1999(b)         1999         1998         1997         1996         1995
                                           -------------- ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $   19.03     $   19.53    $   15.54    $   16.16    $   13.74    $   13.52
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income                             0.10          0.36         0.26         0.32         0.34         0.21
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Net realized and unrealized gains
on investments                                    0.17          2.58         5.70         0.84         2.42         0.22
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Total from investment operations                  0.27          2.94         5.96         1.16         2.76         0.43
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Less distributions from:
Net investment income                             0.07          0.43         0.27         0.32         0.34         0.21
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Net realized gains on investments                   --          3.01         1.70         1.46           --           --
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Net asset value, end of period               $   19.23     $   19.03    $   19.53    $   15.54    $   16.16    $   13.74
=========================================    =========     =========    =========    =========    =========    =========
TOTAL RETURN(C):                                  1.42%        17.10%       39.34%        6.74%       20.16%        3.22%
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)     $   9,619     $   9,519    $   6,675    $   4,898    $   5,902    $   4,980
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Ratio to average net assets:
Net expenses after expense
  reimbursement(d)                                1.49%         1.59%        1.61%        1.60%        1.60%        1.60%
----------------------------------------     ---------     ---------    ---------    ---------    ---------    ---------
Gross expenses prior to expense
  reimbursement(d)                                1.75%         1.97%        2.56%        3.00%        3.30%        2.78%
----------------------------------------     ---------     ---------    ---------    ---------    ---------    ---------
Net investment income (loss) after
  expense reimbursement(d)                        2.06%         2.08%        3.58%        1.87%        2.16%        1.44%
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------
Portfolio turnover                                  63%          165%         260%         213%         197%         110%
-----------------------------------------    ---------     ---------    ---------    ---------    ---------    ---------

(a)  Commencement of offering of shares.
(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                                  Class B
     ------------------------------------------------------------------
      Three Months                                            May 31,
         Ended                Year Ended March 31,          1995(a) to
        June 30,    --------------------------------------   March 31,
        1999(b)         1999         1998         1997         1996
     -------------- ------------ ------------ ------------ ------------
      $    20.38    $   20.07    $   14.88    $   14.18    $   12.50
      ----------    ----------   ----------   ----------   ----------
            0.07         0.28         0.15         0.17         0.12
      ----------    ----------   ----------   ----------   ----------
            0.18         2.74         5.58         0.70         1.68
      ----------    ----------   ----------   ----------   ----------
            0.25         3.02         5.73         0.87         1.80
      ----------    ----------   ----------   ----------   ----------
            0.04         0.31         0.15         0.17         0.12
      ----------    ----------   ----------   ----------   ----------
              --         2.40         0.39           --           --
      ----------    ----------   ----------   ----------   ----------
      $    20.59    $   20.38    $   20.07    $   14.88    $   14.18
      ==========    ==========   ==========   ==========   ==========
            1.24%       16.49%       38.79%        6.10%       14.45%
      ----------    ----------   ----------   ----------   ----------
      $    7,157    $   6,048    $   4,254    $   2,133    $     673
      ----------    ----------   ----------   ----------   ----------

            2.14%        2.24%        2.26%        2.25%        2.25%
      ----------    ----------   ----------   ----------   ----------
            2.40%        2.62%        2.71%        6.44%       13.05%
      ----------    ----------   ----------   ----------   ----------
            1.41%        1.43%        2.99%        1.25%        1.38%
      ----------    ----------   ----------   ----------   ----------
              63%         165%         260%         213%         197%
      ----------    ----------   ----------   ----------   ----------


                                    Class C
     -----------------------------------------------------------------------------
      Three Months
         Ended                            Year Ended March 31,
        June 30,    --------------------------------------------------------------
        1999(b)         1999         1998         1997         1996         1995
     -------------- ------------ ------------ ------------ ------------ ----------
      $    18.35    $   19.90    $   15.59    $   16.20    $   13.76    $   13.54
      ----------    ----------   ----------   ----------   ----------   ----------
            0.06         0.26         0.15         0.21         0.24         0.11
      ----------    ----------   ----------   ----------   ----------   ----------
            0.16         2.52         5.71         0.85         2.44         0.22
      ----------    ----------   ----------   ----------   ----------   ----------
            0.22         2.78         5.86         1.06         2.68         0.33
      ----------    ----------   ----------   ----------   ----------   ----------
            0.04         0.28         0.15         0.21         0.24         0.11
      ----------    ----------   ----------   ----------   ----------   ----------
              --         4.05         1.40         1.46           --           --
      ----------    ----------   ----------   ----------   ----------   ----------
      $    18.53    $   18.35    $   19.90    $   15.59    $   16.20    $   13.76
      ==========    ==========   ==========   ==========   ==========   ==========
            1.21%       16.34%      38.35%         6.05%      19.58%         2.47%
      ----------    ----------   ----------   ----------   ----------   ----------
      $   21,331    $  21,655    $  20,784    $  16,990    $  16,586    $  16,470
      ----------    ----------   ----------   ----------   ----------   ----------
            2.14%        2.23%        2.26%        2.25%        2.25%        2.25%
      ----------    ----------   ----------   ----------   ----------   ----------
            2.40%        2.61%        2.68%        2.83%        3.01%        2.60%
      ----------    ----------   ----------   ----------   ----------   ----------
            1.41%        1.43%        2.93%        1.23%        1.53%        0.83%
      ----------    ----------   ----------   ----------   ----------   ----------
              63%         165%         260%         213%         197%         110%
      ----------    ----------   ----------   ----------   ----------   ----------

EQUITY &
INCOME FUNDS

PILGRIM
CONVERTIBLE
FUND

       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                   Class A
                                               -------------------------------------------------------------------------------
                                                Three Months
                                                   Ended                           Year Ended March 31,
                                                  June 30,    ----------------------------------------------------------------
                                                  1999(a)         1999         1998         1997         1996         1995
                                               -------------- ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    21.92    $   19.12    $   16.59    $   15.68    $   12.86    $    14.16
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Income from investment operations:
Net investment income (loss)                         0.10         0.40         0.44         0.47         0.48          0.49
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Net realized and unrealized gains (loss)
on investments                                       1.35         3.17         4.49         1.64         2.82         (0.89)
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Total from investment operations                      1.45         3.57         4.93         2.11         3.30         (0.40)
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Less distributions from:
Net investment income                                0.10         0.41         0.44         0.48         0.48          0.49
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Net realized gains on investments                      --         0.36         1.96         0.72           --          0.41
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Net asset value, end of period                  $    23.27    $   21.92    $   19.12    $   16.59    $   15.68    $    12.86
=============================================   ==========    ==========   ==========   ==========   ==========   ============
TOTAL RETURN(C):                                      6.62%      19.17%       31.04%       13.73%       26.00%         (2.64)%
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $   73,133    $  65,742    $  47,290    $  32,082    $  31,712    $   31,150
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Ratio to average net assets:
Net expenses after expense reimbursement(d)          1.45%        1.53%        1.57%        1.60%        1.60%         1.60%
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------
Gross expenses prior to expense
  reimbursement(d)                                    2.10%        1.65%        1.74%        1.75%        1.76%         1.76%
--------------------------------------------    ----------    ----------   ----------   ----------   ----------   ------------
Net investment income (loss) after expense
  reimbursement(d)                                    1.82%        2.08%        5.64%        2.83%        3.29%         3.71%
--------------------------------------------    ----------    ----------   ----------   ----------   ----------   ------------
Portfolio turnover                                      28%         138%         160%         167%         145%          126%
---------------------------------------------   ----------    ----------   ----------   ----------   ----------   ------------

(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.
(b)  Commencement of offering shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)  Annualized

--------------------------------------------------------------------------------

                                      Class B
         ------------------------------------------------------------------
          Three Months                                           May 31,
             Ended                 Year Ended March 31,        1995(b) to
            June 30,    --------------------------------------  March 31,
            1999(a)         1999         1998         1997         1996
         -------------- ------------ ------------ ------------ ------------
         $    23.86     $   20.56    $   16.60    $   14.96    $   12.50
         ----------     ----------   ----------   ----------   ----------
               0.07          0.29         0.32         0.31         0.24
         ----------     ----------   ----------   ----------   ----------
               1.47          3.47         4.65         1.64         2.46
         ----------     ----------   ----------   ----------   ----------
               1.54          3.76         4.97         1.95         2.70
         ----------     ----------   ----------   ----------   ----------
               0.06          0.27         0.32         0.31         0.24
         ----------     ----------   ----------   ----------   ----------
                 --          0.19         0.69           --           --
         ----------     ----------   ----------   ----------   ----------
         $    25.34     $   23.86    $   20.56    $   16.60    $   14.96
         ==========     ==========   ==========   ==========   ==========
               6.47%       18.52%       30.51%       13.01%       21.72%
         ----------     ----------   ----------   ----------   ----------
         $   68,091     $  58,736    $  36,725    $  12,740    $   2,125
         ----------     ----------   ----------   ----------   ----------
               2.10%         2.18%        2.22%        2.25%        2.25%
         ----------     ----------   ----------   ----------   ----------
               2.10%         2.30%        2.33%        3.19%        7.08%
         ----------     ----------   ----------   ----------   ----------
               1.17%         1.44%        5.04%        2.29%        2.59%
         ----------     ----------   ----------   ----------   ----------
                 28%          138%         160%         167%         145%
         ----------     ----------   ----------   ----------   ----------


                                          Class C
         ------------------------------------------------------------------------------

          Three Months
             Ended                     Year Ended March 31,
            June 30,    ---------------------------------------------------------------
            1999(a)         1999         1998         1997         1996         1995
         -------------- ------------ ------------ ------------ ------------ -----------
         $    22.40     $   19.55    $   17.05    $   15.89    $   13.03    $   14.28
         ----------     ----------   ----------   ----------   ----------   -----------
               0.07          0.28         0.34         0.37         0.40         0.41
         ----------     ----------   ----------   ----------   ----------   -----------
               1.37          3.25         4.60         1.66         2.86        (0.89)
         ----------     ----------   ----------   ----------   ----------   -----------
               1.44          3.53         4.94         2.03         3.26        (0.48)
         ----------     ----------   ----------   ----------   ----------   -----------
               0.06          0.25         0.34         0.37         0.40         0.41
         ----------     ----------   ----------   ----------   ----------   -----------
                 --          0.43         2.10         0.50           --         0.36
         ----------     ----------   ----------   ----------   ----------   -----------
         $    23.78     $   22.40    $   19.55    $   17.05    $   15.89    $   13.03
         ==========     ==========   ==========   ==========   ==========   ===========
               6.45%        18.45%      30.22%       12.91%       25.24%        (3.26)%
         ----------     ----------   ----------   ----------   ----------   -----------
         $  100,276     $  95,998    $  81,561    $  62,143    $  58,997    $  61,792
         ----------     ----------   ----------   ----------   ----------   -----------
               2.10%         2.18%        2.22%        2.25%        2.25%        2.25%
         ----------     ----------   ----------   ----------   ----------   -----------
               2.10%         2.30%        2.31%        2.29%        2.28%        2.29%
         ----------     ----------   ----------   ----------   ----------   -----------
               1.17%         1.44%        4.99%        2.18%        2.64%        3.05%
         ----------     ----------   ----------   ----------   ----------   -----------
                 28%          138%         160%         167%         145%         126%
         ----------     ----------   ----------   ----------   ----------   -----------

Pilgrim
Funds

                NOTES TO FINANCIAL STATEMENTS as of June 30, 1999
--------------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION

ORGANIZATION. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAF") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF, formerly Nicholas-Applegate Mutual Funds, is a Delaware business trust organized in 1992 with eleven separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund. In a transaction that closed on May 21, 1999, Pilgrim Investments, Inc. became the Investment Manager and Pilgrim Securities, Inc. became the Distributor of the Funds in PMF. While Pilgrim Investments, Inc. manages all the portfolios of PMF, Nicholas-Applegate Capital Management acts as sub-advisor to all the PMF portfolios with the exception of Strategic Income Fund, High Yield Fund II and Balanced Fund. During the current period, each PMF Fund listed above changed its year-end from March 31 to June 30.

Bank and Thrift Fund was organized as a Maryland Corporation in 1986. PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices (Pilgrim High Yield Fund is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1)  Market  value  of   investment   securities,   other  assets  and
               liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.


     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
     and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D.   FOREIGN  CURRENCY  TRANSACTIONS.  Certain  funds  may  enter  into  foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at June 30, 1999.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

Annually                Semi-Annually        Quarterly            Monthly
--------                -------------        ---------            -------
LargeCap Leaders        MagnaCap             Balanced             Strategic
LargeCap Growth                              Convertible           Income
MidCap Value                                                      Government
MidCap Growth                                                      Securities
SmallCap Growth                                                    Income
Bank and Thrift                                                   High Yield
International Core                                                High
 Growth                                                            Yield II
Worldwide Growth
Asia-Pacific Equity
International
 SmallCap Growth
Emerging Countries

     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
     reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 1999 have been increased (decreased) through reclassification as follows:

                                                               Net unrealized
                                                                appreciation
                                                             (depreciation) of
                               Undistrib-      Accumulated      investments
                                  uted         net realized      and other
                                 (over-       gains (losses) assets, liabilities
                               distributed)   on investments     and forward
                                  net          and foreign       contracts
                Paid-in        investment       currency       denominated in
                capital          income       transactions   foreign currencies
              ------------    ------------    ------------      ------------
MagnaCap      $         --    $    128,800    $   (128,800)     $         --
LargeCap
  Leaders          (24,248)        160,435        (136,187)               --
LargeCap
  Growth         1,557,648         388,833              --        (1,946,481)
MidCap
  Value         (1,258,553)        644,817         613,736                --
MidCap
  Growth        18,371,070      23,083,419              --       (41,454,489)
SmallCap
  Growth        22,887,326      38,259,107              --       (61,146,433)
Bank and
  Thrift           814,404        (814,404)             --                --
Worldwide
  Growth        22,111,341       7,428,635              --       (29,539,976)
International
  Core
  Growth        20,779,296         647,924              --       (21,427,220)
International
  SmallCap
  Growth        17,179,005       2,199,482              --       (19,378,487)
Emerging
  Countries     51,900,118       2,195,197              --       (54,095,315)
Asia-Pacific
  Equity          (342,963)        266,164          76,799                --
Government
  Securities
  Income            (9,045)          9,045              --                --
Strategic
  Income            25,791              --              --           (25,791)
High Yield      (8,393,875)        604,370       7,789,505                --
High Yield II      411,403              --              --          (411,403)
Convertible     19,649,976              --              --       (19,649,976)

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 1999:

                          Amount        Expiration Dates
                        -----------     ----------------
International Core
   Growth               $ 2,108,292           2005
Emerging Countries       76,846,244           2005
Asia-Pacific Equity      29,974,147       2005 to 2006
Government Securities
   Income                 6,224,461       1999 to 2006
High Yield                9,719,347       2001 to 2002
High Yield II             2,988,771           2007

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
     seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. DEFERRED ORGANIZATION EXPENSES. Expenses incurred in connection with the organization and registration of the Funds under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

J.   RECLASSIFICATION.   Certain  prior  period  amounts  in  the   accompanying
     financial statements have been reclassified to conform with current period presentation.

K. SECURITIES LENDING. Through May 21, 1999, each Fund in PMF had the option to temporarily loan securities, up to 30% of its total assets, to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralized the loans with cash, letters of credit or U.S. Government securities.

L. REDEMPTION FEES. During the year ended June 30, 1999, Bank and Thrift Fund's prospectus allowed that, until October 17, 1998, a 2% redemption fee would be imposed on redemptions or exchanges of Class A shares acquired prior to October 17, 1997. Such redemption fee was payable to the Fund and is reflected as redemption fee income in the accompanying financial statements.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended, or three-months ended in the case of the Funds in PMF, June 30, 1999, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                       Purchases         Sales
                                      ------------    ------------
MagnaCap Fund                         $203,216,812    $235,055,190
LargeCap Leaders Fund                   28,463,250      24,757,854
LargeCap Growth Fund                    59,240,108      14,049,122
MidCap Value Fund                       68,021,335      81,154,513
MidCap Growth                          190,599,012     226,978,963
SmallCap Growth Fund                   126,366,698     117,938,952
Bank and Thrift Fund                   228,835,550     228,696,333
Worldwide Growth Fund                  129,408,670     194,489,617
International Core Growth Fund          70,202,039      79,137,314
International SmallCap Growth Fund      57,437,839      51,402,894
Emerging Countries Fund                156,543,654     213,241,407
Asia-Pacific Equity Fund                24,522,890      29,844,404
Government Securities Income Fund       38,505,865      20,237,293
Strategic Income Fund                   17,876,374      16,440,609
High Yield Fund                        818,461,416     599,893,081
High Yield Fund II                      40,141,518      48,439,924
Balanced Fund                           22,463,593      23,173,663
Convertible Fund                        76,202,144      64,279,220

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At June 30, 1999, Bank and Thrift Fund has the following holding in affiliated companies:

                  Acquisition   Shares                   Market        % of
                     Date        Held        Cost        Value      Net Assets
                  -----------   ------    ----------   ----------   ----------
American           February     430,000   $4,914,375   $3,628,125     0.49%
  Safety          13, 1998 to
  Insurance        November
  Group, Ltd.       6, 1998
21st Century       November     177,000    1,330,875    1,216,875     0.16%
  Holding           5, 1998
  Company
International      November     375,000    3,281,089    2,683,594     0.36%
  Aircraft        5, 1997 to
  Investors        April 15,
                     1999
Surety Capital      October     527,700    2,155,380      989,437     0.13%
  Corp.           20, 1997 to
                   November
                   27, 1998

There was no dividend income from affiliates during the year ended June 30, 1999.

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
NOTE 5 -- INVESTMENT MANAGEMENT FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries and Asia-Pacific Equity -- 1.25%; for LargeCap Leaders, MidCap Value, SmallCap Growth, Worldwide Growth, International Core Growth and International SmallCap Growth -- 1.00%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75%; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45%; for MagnaCap -- 1.00% for the first $30 million, 0.75% from $30 million to $250 million, 0.625% from $250 million to $500 million and 0.50% of assets over $500 million; for Bank and Thrift -- 1.00% for the first $30 million, 0.75% from $30 million to $125 million and 0.70% of assets over $125 million; for Government Securities Income, 0.50% for the first $50 million, 0.45% from $500 million to $1.0 billion and 0.40% for assets over $1.0 billion.

For the period from April 1, 1999 to May 21, 1999, the PMF Funds paid Nicholas-Applegate Capital Management, as Investment Advisor, the same fees as listed above.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                           Class A    Class B    Class C    Class M     Class Q
                          ---------  ---------  ---------  ---------   ---------
MagnaCap Fund               0.30%      1.00%      1.00%      0.75%        N/A
LargeCap Leaders Fund       0.25%      1.00%      1.00%      0.75%        N/A
LargeCap Growth Fund        0.35%      1.00%      1.00%       N/A        0.25%
MidCap Value Fund           0.25%      1.00%      1.00%      0.75%        N/A
MidCap Growth               0.35%      1.00%      1.00%       N/A        0.25%
SmallCap Growth Fund        0.35%      1.00%      1.00%       N/A        0.25%
Bank and Thrift Fund        0.25%      1.00%       N/A        N/A         N/A
Worldwide Growth Fund       0.35%      1.00%      1.00%       N/A        0.25%
International Core
  Growth Fund               0.35%      1.00%      1.00%       N/A        0.25%
International SmallCap
  Growth Fund               0.35%      1.00%      1.00%       N/A        0.25%
Emerging Countries Fund     0.35%      1.00%      1.00%       N/A        0.25%
Asia-Pacific Equity Fund    0.25%      1.00%       N/A       0.75%        N/A
Government Securities
  Income Fund               0.25%      1.00%      1.00%      0.75%        N/A
Strategic Income Fund       0.35%      0.75%      0.75%       N/A        0.25%
High Yield Fund             0.25%      1.00%      1.00%      0.75%       0.25%
High Yield Fund II          0.35%      1.00%      1.00%       N/A        0.25%
Balanced Fund               0.35%      1.00%      1.00%       N/A        0.25%
Convertible Fund            0.35%      1.00%      1.00%       N/A        0.25%

For the period from April 1, 1999 to May 21, 1999, the PMF Funds paid Nicholas-Applegate Securities, as distributor of the Funds, the same fees as listed above.

For the year ended June 30, 1999 (for the three-months ended June 30, 1999 for PMF Funds) the Funds paid the following distribution fees by class to the Distributor.

                              Class A      Class B      Class C      Class M      Class Q
                            ----------   ----------    --------     --------     -------
MagnaCap                    $1,023,574   $  940,480    $    151     $112,004     $   n/a
LargeCap Leaders                18,140      168,756          --       45,995         n/a
LargeCap Growth                 16,385       74,952      30,173          n/a       3,401
MidCap Value                    53,106      342,900          28       86,566         n/a
MidCap Growth                   57,410      116,241     352,113          n/a      10,593
SmallCap Growth                 82,578      114,383     359,500          n/a       6,474
Bank and Thrift              1,151,468    3,617,091         n/a          n/a         n/a
Worldwide Growth                49,462       54,880     259,213          n/a       7,751
International Core Growth       15,728       28,044      26,291          n/a       6,596
International SmallCap
  Growth                        40,010       45,143      57,211          n/a      35,297
Emerging Countries              42,322       58,402      52,603          n/a      39,812
Asia-Pacific Equity             27,724       92,494         n/a       29,798         n/a
Government Securities
  Income                        64,135      114,647         194        6,196         n/a
Strategic Income                 3,488       11,304      14,669          n/a         134

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                 Class A     Class B     Class C    Class M    Class Q
                --------   ----------   --------   --------   --------
High Yield      $299,650   $2,198,732   $    156   $172,034   $    n/a
High Yield II     17,029      110,446     47,179        n/a      3,007
Balanced           8,383       16,071     53,367        n/a        120
Convertible       59,903      155,368    241,580        n/a      8,270

For the periods ended June 30, 1999, the Distributor has retained $871,391 as sales charges from the proceeds of Class A Shares sold, $146,773 from the proceeds of Class B Shares redeemed, $14,263 from the proceeds of Class C Shares sold, and $42,420 from the proceeds of Class M Shares sold.

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended June 30, 1999 are shown in the accompanying Statements of Operations.

At June 30, 1999, the Funds owed the following service fees:

MagnaCap                         $ 4,000
LargeCap Leaders                   2,000
LargeCap Growth                      481
MidCap Value                       1,000
MidCap Growth                        500
SmallCap Growth                      304
Bank and Thrift                   10,000
Worldwide Growth                   1,313
International Core Growth            250
International SmallCap Growth        189
Emerging Countries                 1,147
Asia-Pacific Equity                1,000
Government Securities Income         350
Strategic Income                     150
High Yield                         3,000
High Yield II                         65
Balanced                             150
Convertible                          282

NOTE 8 -- EXPENSE WAIVERS

The Investment Advisor has voluntarily agreed to limit other expenses, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                    Class A     Class B     Class C     Class M
                                    -------     -------     -------     -------
LargeCap Leaders                     1.50%       1.50%       1.50%       1.50%
LargeCap Growth                      1.60%       2.25%       2.25%         --
MidCap Value                         1.50%       1.50%       1.50%       1.50%
MidCap Growth                        1.60%       2.25%       2.25%         --
SmallCap Growth                      1.95%       2.60%       2.60%         --
Worldwide Growth                     1.85%       2.50%       2.50%         --
International Core
  Growth                             1.95%       2.60%       2.60%         --
International
  SmallCap Growth                    1.95%       2.60%       2.60%         --
Emerging Countries                   2.25%       2.90%       2.90%         --
Asia-Pacific Equity                  1.75%       1.75%       1.75%       1.75%
Government
  Securities Income                    (1)         (1)         (1)         (1)
Strategic Income                     0.95%       1.35%       1.35%         --
High Yield                           0.75%       0.75%       0.75%       0.75%
High Yield II                        1.10%       1.75%       1.75%         --
Balanced                             1.60%       2.25%       2.25%         --
Convertible                          1.60%       2.25%       2.25%         --

----------
(1) The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and certain distribution fees which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitation cannot be changed without shareholder approval.

Amounts receivable from the Investment Advisor at June 30, 1999 for expense waivers are included in Receivables due from affiliate in the accompanying Statements of Assets and Liabilities.

NOTE 9 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on May 1, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. The average amount outstanding on the credit facility and the average interest rate charged were $194,746 and 5.3845%, respectively, for the year ended June 30,
1999. As of June 30, 1999, International Core Growth Fund had $226,261 outstanding under the credit facility.

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                         Class A Shares                   Class B Shares
                                 ------------------------------    ------------------------------
                                        Year Ended June 30,               Year Ended June 30,
                                 ------------------------------    ------------------------------
                                     1999             1998             1999             1998
                                 -------------    -------------    -------------    -------------
MAGNACAP FUND
 (NUMBER OF SHARES)
Shares sold                         13,502,711       11,183,759        2,873,334        2,344,628
Shares issued as reinvestments
 of dividends                        1,828,625        1,790,521          516,048          380,983
Shares redeemed                    (14,934,578)     (10,784,171)      (1,307,942)        (478,018)
                                 -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                           396,758        2,190,109        2,081,440        2,247,593
                                 =============    =============    =============    =============
MAGNACAP FUND ($)
Shares sold                      $ 222,180,950    $ 185,038,585    $  46,072,779    $  39,179,921
Shares issued as reinvestments
 of dividends                       28,388,968       29,653,374        7,888,183        5,144,613
Shares redeemed                   (246,413,983)    (179,526,800)     (20,667,305)      (7,887,759)
                                 -------------    -------------    -------------    -------------
Net increase in shares
 outstanding                     $   4,155,935    $  33,165,159    $  33,293,657    $  36,436,775
                                 =============    =============    =============    =============

                                      Class C Shares       Class M Shares
                                       ------------   --------------------------
                                      June 1, 1999     Year Ended June 30,
                                            to       --------------------------
                                      June 30, 1999     1999           1998
                                       -----------   -----------    -----------
MAGNACAP FUND
 (NUMBER OF SHARES)
Shares sold                                 34,608       210,689        472,559
Shares issued as reinvestments
 of dividends                                   --        95,725         74,569
Shares redeemed                                 --      (238,673)      (106,454)
                                       -----------   -----------    -----------
Net increase in shares
 outstanding                                34,608        67,741        440,674
                                       ===========   ===========    ===========
MAGNACAP FUND ($)
Shares sold                            $   588,611   $ 3,356,295    $ 7,770,216
Shares issued as reinvestments
 of dividends                                   --     1,471,188      1,144,284
Shares redeemed                                 --    (3,784,141)    (1,748,484)
                                       -----------   -----------    -----------
Net increase in shares
 outstanding                           $   588,611   $ 1,043,342    $ 7,166,016
                                       ===========   ===========    ===========


                                       Class A Shares                  Class B Shares
                                ----------------------------    ----------------------------
                                    Year Ended June 30,              Year Ended June 30,
                                ----------------------------    ----------------------------
                                    1999            1998            1999            1998
                                ------------    ------------    ------------    ------------
LARGECAP LEADERS FUND
 (NUMBER OF SHARES)
Shares sold                          251,465         570,993         735,637         202,935
Shares issued as reinvestment
 of dividends                          9,173          79,791          24,514         115,112
Shares redeemed                     (287,552)       (756,854)       (408,748)       (206,334)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (26,914)       (115,070)        351,403         111,713
                                ============    ============    ============    ============
LARGECAP LEADERS FUND ($)
Shares sold                     $  3,946,541    $  8,310,728    $ 11,541,367    $  2,865,690
Shares issued as reinvestment
 of dividends                        146,637         937,280         384,368       1,501,054
Shares redeemed                   (4,313,891)    (10,980,774)     (6,043,904)     (2,915,958)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding             $   (220,713)   $ (1,732,766)   $  5,881,831    $  1,450,786
                                ============    ============    ============    ============

                                     Class C Shares        Class M Shares
                                       -----------   --------------------------
                                      June 17, 1999      Year Ended June 30,
                                           to        --------------------------
                                      June 30, 1999     1999           1998
                                       -----------   -----------    -----------
LARGECAP LEADERS FUND
 (NUMBER OF SHARES)
Shares sold                                      2        32,969         65,704
Shares issued as reinvestment
 of dividends                                   --         7,380         46,941
Shares redeemed                                 --       (89,184)       (66,998)
                                       -----------   -----------    -----------
Net increase (decrease) in
 shares outstanding                              2       (48,835)        45,647
                                       ===========   ===========    ===========
LARGECAP LEADERS FUND ($)
Shares sold                            $        30   $   521,236    $   948,490
Shares issued as reinvestment
 of dividends                                   --       116,160        616,329
Shares redeemed                                 --    (1,317,582)      (940,590)
                                       -----------   -----------    -----------
Net increase (decrease) in
 shares outstanding                    $        30   $  (680,186)   $   624,229
                                       ===========   ===========    ===========

                                                    Class A Shares                                 Class B Shares
                                     --------------------------------------------    --------------------------------------------
                                        3 Months          Year         July 21,       3 Months          Year          July 21,
                                          Ended          Ended         1997 to          Ended           Ended         1997 to
                                        June 30,       March 31,      March 31,       June 30,        March 31,      March 31,
                                          1999            1999           1998           1999            1999            1998
                                     ------------    ------------    ------------    ------------    ------------    ------------
LARGECAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                               601,704         387,443         314,594       1,006,149         722,166         239,436
Shares issued as reinvestments
 of dividends                                  --           9,412              65              --           4,145             224
Shares redeemed                           (28,795)       (199,495)        (13,075)        (63,827)       (129,658)        (35,907)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding        572,909         197,360         301,584         942,322         596,653         203,753
                                     ============    ============    ============    ============    ============    ============
LARGECAP GROWTH FUND ($)
Shares sold                          $ 16,107,475    $  7,119,334    $  4,334,894    $ 27,013,724    $ 13,914,112    $  3,275,198
Shares issued as reinvestments
 of dividends                                  --         159,721             871              --          70,921           3,000
Shares redeemed                          (769,089)     (3,328,040)       (177,917)     (1,716,619)     (2,523,553)       (493,670)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding   $ 15,338,386    $  3,951,015    $  4,157,848    $ 25,297,105    $ 11,461,480    $  2,784,528
                                     ============    ============    ============    ============    ============    ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                            Class C Shares                            Class Q Shares
                                             -----------------------------------------    -----------------------------------------
                                              3 Months         Year         July 21,       3 Months         Year           Year
                                               Ended          Ended         1997 to         Ended           Ended          Ended
                                              June 30,       March 31,      March 31,      June 30,       March 31,      March 31,
                                                1999           1999           1998           1999           1999            1998
                                             -----------    -----------    -----------    -----------    -----------    -----------
LARGECAP GROWTH FUND (NUMBER OF SHARES)
Shares sold                                      322,341        293,854         65,178         27,961        176,779         51,175
Shares issued as reinvestments of dividends           --          1,216             55             --          1,139             11
Shares redeemed                                  (10,496)       (35,900)        (3,829)        (9,901)       (34,429)          (181)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase in shares outstanding               311,845        259,170         61,404         18,060        143,489         51,005
                                             ===========    ===========    ===========    ===========    ===========    ===========
LARGECAP GROWTH FUND ($)
Shares sold                                  $ 8,625,780    $ 5,792,910    $   890,031    $   753,086    $ 3,396,063    $   714,785
Shares issued as reinvestments of dividends           --         20,875            742             --         19,518            153
Shares redeemed                                 (279,527)      (642,955)       (53,621)      (263,465)      (600,590)        (2,705)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase in shares outstanding           $ 8,346,253    $ 5,170,830    $   837,152    $   489,621    $ 2,814,991    $   712,233
                                             ===========    ===========    ===========    ===========    ===========    ===========

                                      Class A Shares                   Class B Shares
                                ----------------------------    ----------------------------
                                    Year Ended June 30,              Year Ended June 30,
                                ----------------------------    ----------------------------
                                    1999           1998             1999            1998
                                ------------    ------------    ------------    ------------
MIDCAP VALUE FUND
 (NUMBER OF SHARES)
Shares sold                          289,831       1,472,596         418,549       1,195,501
Shares issued as reinvestment
 of dividends                         97,756          36,205         163,266          66,968
Shares redeemed                     (834,562)     (1,031,906)       (992,708)       (404,459)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 (446,975)        476,895        (410,893)        858,010
                                ============    ============    ============    ============
MIDCAP VALUE FUND ($)
Shares sold                     $  4,389,745    $ 24,410,597    $  6,191,601    $ 18,867,187
Shares issued as reinvestment
 of dividends                      1,381,287         546,336       2,251,448         894,798
Shares redeemed                  (12,572,823)    (17,333,221)    (14,198,024)     (6,378,858)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding             $ (6,801,791)   $  7,623,712    $ (5,754,975)   $ 13,383,127
                                ============    ============    ============    ============

                                    Class C Shares         Class M Shares
                                      -----------    --------------------------
                                     June 2, 1999        Year Ended June 30,
                                          to         --------------------------
                                     June 30, 1999      1999           1998
                                      -----------    -----------    -----------
MIDCAP VALUE FUND
 (NUMBER OF SHARES)
Shares sold                                 3,437        162,221        317,196
Shares issued as reinvestment
 of dividends                                  --         60,558         22,792
Shares redeemed                              (336)      (336,945)      (117,161)
                                      -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding                         3,101       (114,166)       222,827
                                      ===========    ===========    ===========
MIDCAP VALUE FUND ($)
Shares sold                           $    51,058    $ 2,398,495    $ 4,990,506
Shares issued as reinvestment
 of dividends                                  --        838,728        339,604
Shares redeemed                            (5,064)    (4,910,700)    (1,857,447)
                                      -----------    -----------    -----------
Net increase (decrease) in
 shares outstanding                   $    45,994     (1,673,477)   $ 3,472,663
                                      ===========    ===========    ===========

                                                 Class A Shares
                                 -----------------------------------------------
                                                              Year
                                    3 Months                  Ended
                                     Ended                   March 31,
                                    June 30,      ------------------------------
                                     1999             1999             1998
                                 -------------    -------------    -------------
MIDCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                            170,704        5,215,189       12,405,504
Shares issued as reinvestments
 of dividends                               --          130,197        1,012,862
Shares redeemed                       (440,581)      (6,820,248)     (13,082,835)
                                 -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                   (269,877)      (1,474,862)         335,531
                                 =============    =============    =============
MIDCAP GROWTH FUND ($)
Shares sold                      $   3,480,826    $  93,222,436    $ 224,326,301
Shares issued as reinvestments
 of dividends                               --        2,271,935       16,459,004
Shares redeemed                     (9,018,100)    (120,721,071)    (237,096,577)
                                 -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding              $  (5,537,274)   $ (25,226,700)   $   3,688,728
                                 =============    =============    =============

                                                   Class B Shares
                                    --------------------------------------------
                                                              Year
                                      3 Months                Ended
                                       Ended                 March 31,
                                      June 30,      ----------------------------
                                       1999             1999            1998
                                    ------------    ------------    ------------
MIDCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                              124,529         549,516       1,072,549
Shares issued as reinvestments
 of dividends                                 --          69,791         123,360
Shares redeemed                         (113,758)       (842,979)       (799,428)
                                    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                       10,771        (223,672)        396,481
                                    ============    ============    ============
MIDCAP GROWTH FUND ($)
Shares sold                         $  3,003,625    $ 11,154,074    $ 20,188,443
Shares issued as reinvestments
 of dividends                                 --       1,444,672       2,326,535
Shares redeemed                       (2,758,710)    (16,826,911)    (15,026,369)
                                    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                 $    244,915    $ (4,228,165)   $  7,488,609
                                    ============    ============    ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------


                                                 Class C Shares                                Class Q Shares
                                 --------------------------------------------    --------------------------------------------
                                                            Year                                            Year
                                   3 Months                Ended                   3 Months                Ended
                                    Ended                 March 31,                 Ended                 March 31,
                                   June 30,      ----------------------------      June 30,      ----------------------------
                                     1999            1999            1998            1999            1999            1998
                                 ------------    ------------    ------------    ------------    ------------    ------------
MIDCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                           127,317       1,185,161       1,750,377         201,861         194,537         170,070
Shares issued as reinvestments
 of dividends                              --         121,764       2,641,098              --          37,715          55,785
Shares redeemed                      (465,369)     (3,371,242)     (4,220,870)        (52,773)       (185,074)       (430,179)
                                 ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  (338,052)     (2,064,317)        170,605         149,088          47,178        (204,324)
                                 ============    ============    ============    ============    ============    ============
MIDCAP GROWTH FUND ($)
Shares sold                      $  2,416,875    $ 19,063,447    $ 29,917,347    $  5,261,515    $  4,134,744    $  3,584,125
Shares issued as reinvestments
 of dividends                              --       1,981,095      39,590,055              --         828,224       1,134,102
Shares redeemed                    (8,876,675)    (52,212,207)    (72,773,773)     (1,337,840)     (3,718,156)     (8,868,353)
                                 ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $ (6,459,800)   $(31,167,665)   $ (3,266,371)   $  3,923,675    $  1,244,812    $ (4,150,126)
                                 ============    ============    ============    ============    ============    ============

                                                       Class A Shares
                                     -----------------------------------------------------
                                                                       Year
                                         3 Months                     Ended
                                          Ended                      March 31,
                                         June 30,       ----------------------------------
                                          1999               1999               1998
                                     ---------------    ---------------    ---------------
SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                  384,655         44,256,415        104,820,578
Shares issued as reinvestments
 of dividends                                     --            919,060            830,976
Shares redeemed                             (652,027)       (49,753,506)      (103,463,758)
                                     ---------------    ---------------    ---------------
Net increase in shares outstanding          (267,372)        (4,578,031)         2,187,796
                                     ===============    ===============    ===============
SMALLCAP GROWTH FUND ($)
Shares sold                          $     6,777,887    $   815,912,790    $ 1,931,764,538
Shares issued as reinvestments
 of dividends                                     --         14,800,215         15,132,144
Shares redeemed                          (11,423,224)      (917,280,292)    (1,921,657,761)
                                     ---------------    ---------------    ---------------
Net increase (decrease) in
 shares outstanding                  $    (4,645,337)   $   (86,567,287)   $    25,238,921
                                     ===============    ===============    ===============

                                                   Class B Shares
                                     --------------------------------------------
                                                                 Year
                                        3 Months                Ended
                                         Ended                 March 31,
                                        June 30,     ----------------------------
                                         1999            1999            1998
                                     ------------    ------------    ------------
SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                62,154       1,030,266       1,553,380
Shares issued as reinvestments
 of dividends                                  --         121,247              --
Shares redeemed                          (144,208)     (1,464,484)       (909,702)
                                     ------------    ------------    ------------
Net increase in shares outstanding        (82,054)       (312,971)        643,678
                                     ============    ============    ============
SMALLCAP GROWTH FUND ($)
Shares sold                          $  1,379,964    $ 19,580,720    $ 30,441,105
Shares issued as reinvestments
 of dividends                                  --       2,371,732              --
Shares redeemed                        (3,209,533)    (28,084,966)    (17,600,099)
                                     ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  $  1,829,569    $ (6,132,514)   $ 12,841,006
                                     ============    ============    ============

                                                     Class C Shares
                                     -----------------------------------------------
                                                                  Year
                                        3 Months                 Ended
                                         Ended                  March 31,
                                        June 30,      ------------------------------
                                         1999             1999             1998
                                     -------------    -------------    -------------
SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                 82,725        1,806,596        4,136,702
Shares issued as reinvestments
 of dividends                                   --          926,112        1,443,201
Shares redeemed                           (680,850)      (6,061,729)      (5,945,903)
                                     -------------    -------------    -------------
Net increase in shares outstanding        (598,125)      (3,329,021)        (366,000)
                                     =============    =============    =============
SMALLCAP GROWTH FUND ($)
Shares sold                          $   1,433,335    $  29,105,010    $  72,644,552
Shares issued as reinvestments
 of dividends                                   --       14,800,873       24,837,499
Shares redeemed                        (11,755,815)     (93,185,013)    (104,107,897)
                                     -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                  $ (10,322,480)   $ (49,279,130)   $  (6,625,846)
                                     =============    =============    =============

                                                    Class Q Shares
                                     --------------------------------------------
                                                                Year
                                        3 Months               Ended
                                         Ended                March 31,
                                        June 30,     ----------------------------
                                         1999            1999           1998
                                     ------------    ------------    ------------
SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                               421,173         793,286       1,102,868
Shares issued as reinvestments
 of dividends                                  --          18,226             997
Shares redeemed                          (392,013)       (970,001)       (531,507)
                                     ------------    ------------    ------------
Net increase in shares outstanding         29,160        (158,489)        572,358
                                     ============    ============    ============
SMALLCAP GROWTH FUND ($)
Shares sold                          $  8,340,785    $ 12,725,287    $ 20,108,210
Shares issued as reinvestments
 of dividends                                  --         292,442          17,715
Shares redeemed                        (7,387,773)    (15,962,787)     (9,776,365)
                                     ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                  $    953,012    $ (2,945,058)   $ 10,349,560
                                     ============    ============    ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                    Class B Shares
                                -----------------------------------------------   -----------------------------------------------
                                    Year           Six Months         Year            Year           Six Months         Year
                                    Ended            Ended            Ended           Ended            Ended            Ended
                                  June 30,          June 30,       December 31,     June 30,         June 30,        December 31,
                                    1999             1998             1997            1999             1998             1997
                                -------------    -------------    -------------   -------------    -------------    -------------
BANK AND THRIFT FUND
 (NUMBER OF SHARES)
Shares sold                         6,842,658        6,598,183        1,562,472       5,775,191       10,545,101        2,911,186
Shares issued as reinvestment
 of dividends                         387,793               --          705,087         277,033               --          111,936
Shares redeemed                   (10,663,118)      (1,439,132)      (1,608,708)     (5,028,917)        (370,014)         (66,661)
                                -------------    -------------    -------------   -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                (3,432,667)       5,159,051          658,851       1,023,307       10,175,087        2,956,461
                                =============    =============    =============   =============    =============    =============
BANK AND THRIFT FUND ($)
Shares sold                     $ 167,184,964    $ 179,351,328    $  40,159,509   $ 139,440,683    $ 286,284,458    $  74,850,403
Shares issued as reinvestment
 of dividends                       9,012,306               --       17,958,557       6,421,621               --        2,849,887
Shares redeemed                  (257,239,846)     (38,524,439)     (41,390,698)   (117,566,243)      (9,978,392)      (1,756,579)
                                -------------    -------------    -------------   -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding             $ (81,042,576)   $ 140,826,889    $  16,727,368   $  28,296,061    $ 276,306,066    $  75,943,711
                                =============    =============    =============   =============    =============    =============

                                                     Class A Shares                                   Class B Shares
                                     -----------------------------------------------   --------------------------------------------
                                                                 Year                                             Year
                                        3 Months                 Ended                   3 Months                Ended
                                         Ended                  March 31,                 Ended                 March 31,
                                        June 30,      ------------------------------     June 30,      ----------------------------
                                         1999             1999             1998            1999            1999            1998
                                     -------------    -------------    -------------   ------------    ------------    ------------
WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                              1,172,285        5,575,910        5,937,921        353,077         544,757         292,727
Shares issued as reinvestments
 of dividends                                   86           96,384          213,726             --          39,170          25,906
Shares redeemed                           (660,100)      (5,374,372)      (5,575,601)       (70,889)       (319,228)       (187,737)
                                     -------------    -------------    -------------   ------------    ------------    ------------
Net increase in shares outstanding         512,271          297,922          576,046        282,188         264,699         130,896
                                     =============    =============    =============   ============    ============    ============
WORLDWIDE GROWTH FUND ($)
Shares sold                          $  26,425,907    $ 110,310,826    $ 108,061,899   $  9,019,106    $ 11,616,885    $  5,360,286
Shares issued as reinvestments
 of dividends                                   --        1,739,418        3,565,008             --         799,305         449,135
Shares redeemed                         14,957,153     (107,031,318)    (102,391,906)    (1,811,055)     (6,778,733)     (3,334,259)
                                     -------------    -------------    -------------   ------------    ------------    ------------
Net increase in shares outstanding   $  11,468,754    $   5,018,926    $   9,235,001   $  7,208,051    $  5,637,457    $  2,475,162
                                     =============    =============    =============   ============    ============    ============


                                                    Class C Shares                                  Class Q Shares
                                     --------------------------------------------    --------------------------------------------
                                                                Year                                            Year
                                        3 Months               Ended                   3 Months                Ended
                                         Ended                March 31,                  Ended                March 31,
                                        June 30,     ----------------------------      June 30,      ----------------------------
                                         1999            1999            1998            1999            1999            1998
                                     ------------    ------------    ------------    ------------    ------------    ------------
WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                               316,937       1,258,419         435,836         430,631         350,299          88,591
Shares issued as reinvestments
 of dividends                                  --         117,737         663,935              --           4,352           1,377
Shares redeemed                          (195,915)     (1,224,596)       (833,591)       (180,058)        (89,828)        (99,927)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding        121,022         151,560         266,180         250,573         264,823          (9,959)
                                     ============    ============    ============    ============    ============    ============
WORLDWIDE GROWTH FUND ($)
Shares sold                          $  7,199,228    $ 23,846,842    $  7,995,043    $ 11,187,418    $  7,773,616    $  1,508,613
Shares issued as reinvestments
 of dividends                                  --       2,145,255      10,934,587              --          89,521          23,268
Shares redeemed                        (4,443,951)    (22,854,997)    (15,192,388)     (4,610,453)     (1,884,358)     (1,693,395)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding   $  2,755,277    $  3,137,100    $  3,737,242    $  6,576,965    $  5,978,779    $   (161,514)
                                     ============    ============    ============    ============    ============    ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                     Class A Shares                                Class B Shares
                                     --------------------------------------------    --------------------------------------------
                                                                Year                                            Year
                                       3 Months                Ended                   3 Months                Ended
                                         Ended                March 31,                  Ended                March 31,
                                       June 30,      ----------------------------      June 30,      ----------------------------
                                         1999            1999            1998            1999            1999            1998
                                     ------------    ------------    ------------    ------------    ------------    ------------
INTERNATIONAL CORE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                             1,699,541       4,111,884       2,435,374          47,812         317,938         500,774
Shares issued as reinvestments
 of dividends                                  --           5,819           3,344              --           2,484           2,781
Shares redeemed                        (2,264,636)     (3,641,067)     (1,694,382)        (33,706)       (168,120)        (39,156)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding       (565,095)        476,636         744,336          14,106         152,302         464,399
                                     ============    ============    ============    ============    ============    ============
INTERNATIONAL CORE GROWTH FUND ($)
Shares sold                          $ 30,866,314    $ 72,899,494    $ 38,637,232    $    888,899    $  5,553,372    $  7,549,895
Shares issued as reinvestments
 of dividends                                  --         109,877          47,981              --          47,437          40,158
Shares redeemed                       (41,080,307)    (65,603,216)    (27,349,807)       (610,199)     (2,893,130)       (593,538)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding   $(10,213,993)   $  7,406,155    $ 11,335,406    $    278,700    $  2,707,679    $  6,996,515
                                     ============    ============    ============    ============    ============    ============


                                                    Class C Shares                                 Class Q Shares
                                     --------------------------------------------    --------------------------------------------
                                                               Year                                             Year
                                       3 Months               Ended                    3 Months                Ended
                                        Ended                March 31,                  Ended                 March 31
                                       June 30,      ----------------------------      June 30,      ----------------------------
                                         1999            1999            1998            1999            1999            1998
                                     ------------    ------------    ------------    ------------    ------------    ------------
INTERNATIONAL CORE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                               113,784         455,651         224,635          93,649         581,442         115,512
Shares issued as reinvestments
 of dividends                                  --           1,471              --              --           1,463              --
Shares redeemed                           (69,740)        (82,349)        (23,087)       (228,977)        (67,954)        (16,966)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding         44,044         374,773         201,548        (135,328)        514,951          98,546
                                     ============    ============    ============    ============    ============    ============
INTERNATIONAL CORE GROWTH FUND ($)
Shares sold                          $  2,117,597    $  7,964,267    $  3,488,506    $  1,771,267    $ 10,297,873    $  1,808,824
Shares issued as reinvestments
 of dividends                                  --          28,148              --              --          31,169              --
Shares redeemed                        (1,298,517)     (1,412,367)       (347,719)     (4,253,651)     (1,185,061)       (265,176)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase in shares outstanding   $    819,080    $  6,580,048    $  3,140,787    $ (2,482,384)   $  9,143,981    $  1,543,648
                                     ============    ============    ============    ============    ============    ============


                                                         Class A Shares
                                         -----------------------------------------------
                                                                      Year
                                            3 Months                 Ended
                                             Ended                  March 31,
                                            June 30,      ------------------------------
                                             1999             1999             1998
                                         -------------    -------------    -------------
INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                  1,367,921        4,953,991        6,608,889
Shares issued as reinvestments
 of dividends                                       --           41,096           24,582
Shares redeemed                               (997,179)      (4,370,199)      (6,427,019)
                                         -------------    -------------    -------------
Net increase in shares outstanding             370,742          624,888          206,452
                                         =============    =============    =============
INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                              $  30,182,958    $ 101,529,799    $ 109,494,069
Shares issued as reinvestments
 of dividends                                       --          811,876          383,230
Shares redeemed                            (22,024,759)     (90,418,518)    (107,699,737)
                                         -------------    -------------    -------------
Net increase in shares outstanding       $   8,158,199    $  11,923,157    $   2,177,562
                                         =============    =============    =============

                                                        Class B Shares
                                         --------------------------------------------
                                                                     Year
                                           3 Months                 Ended
                                             Ended                 March 31,
                                           June 30,      ----------------------------
                                             1999            1999            1998
                                         ------------    ------------    ------------
INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                    98,528         574,326         463,887
Shares issued as reinvestments
 of dividends                                      --          21,611          31,709
Shares redeemed                               (55,682)       (472,298)       (218,409)
                                         ------------    ------------    ------------
Net increase in shares outstanding             42,846         123,639         277,187
                                         ============    ============    ============
INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                              $  2,333,350    $ 12,177,504    $  8,303,957
Shares issued as reinvestments
 of dividends                                      --         452,596         517,182
Shares redeemed                            (1,302,925)     (9,959,007)     (3,838,911)
                                         ------------    ------------    ------------
Net increase in shares outstanding       $  1,030,425    $  2,671,093    $  4,982,228
                                         ============    ============    ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                       Class C Shares                              Class Q Shares
                                        ------------------------------------------   ------------------------------------------
                                                                   Year                                         Year
                                           3 Months               Ended                3 Months                Ended
                                            Ended                March 31,              Ended                March 31,
                                           June 30,    ---------------------------     June 30,     ---------------------------
                                            1999           1999           1998           1999           1999           1998
                                        ------------   ------------   ------------   ------------   ------------   ------------
INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                  146,271        660,257        440,799        529,877      1,567,046        458,377
Shares issued as reinvestments
 of dividends                                     --         13,435         23,528             --         12,918             --
Shares redeemed                              (34,123)      (464,252)      (273,436)      (269,090)      (563,058)        (2,123)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding           112,148        209,440        190,891        260,787      1,016,906        456,254
                                        ============   ============   ============   ============   ============   ============
INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                             $  3,168,229   $ 12,933,840   $  7,326,296   $ 12,505,725   $ 32,536,160   $  8,543,873
Shares issued as reinvestments
 of dividends                                     --        258,146        352,544             --        249,737             --
Shares redeemed                             (740,072)    (9,055,952)    (4,516,362)    (6,328,290)   (11,408,948)       (34,256)
                                        ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding      $  2,428,157   $  4,136,034   $  3,162,478   $  6,177,435   $ 21,376,949   $  8,509,617
                                        ============   ============   ============   ============   ============   ============


                                                  Class A Shares                               Class B Shares
                                    ------------------------------------------   ------------------------------------------
                                                              Year                                        Year
                                      3 Months               Ended                 3 Months              Ended
                                       Ended                March 31,               Ended               March 31,
                                      June 30,     ---------------------------     June 30,     ---------------------------
                                       1999           1999            1998           1999           1999          1998
                                    ------------   ------------   ------------   ------------   ------------   ------------
EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                            1,064,600      3,262,352      3,249,713         82,535        382,174      1,214,038
Shares issued as reinvestments
 of dividends                                 --         17,479        149,478             --          7,286        101,517
Shares redeemed                       (1,382,928)    (3,852,081)    (1,564,308)      (168,473)      (951,609)      (535,990)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding      (318,328)      (572,250)     1,834,883        (85,938)      (562,149)       779,565
                                    ============   ============   ============   ============   ============   ============
EMERGING COUNTRIES FUND ($)
Shares sold                         $ 16,015,629   $ 45,426,994   $ 56,508,617   $  1,322,669   $  5,698,657   $ 22,259,145
Shares issued as reinvestments
 of dividends                                 --        277,913      2,308,126             --        118,138      1,591,405
Shares redeeme                       (20,693,691)   (51,942,286)   (27,275,872)    (2,572,889)   (12,756,398)    (9,195,436)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding                 $ (4,678,062)  $ (6,237,379)  $ 31,540,871   $ (1,250,220)  $ (6,939,603)  $ 14,655,114
                                    ============   ============   ============   ============   ============   ============


                                                  Class C Shares                              Class Q Shares
                                    ------------------------------------------   ------------------------------------------
                                                              Year                                         Year
                                      3 Months               Ended                3 Months                Ended
                                        Ended               March 31,               Ended                March 31,
                                       June 30,    ---------------------------     June 30,     ---------------------------
                                        1999           1999           1998           1999           1999           1998
                                    ------------   ------------   ------------   ------------   ------------   ------------
EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                              116,572        521,678      1,150,487      1,208,239      4,616,946      2,910,075
Shares issued as reinvestments
 of dividends                                 --          5,264        139,493             --         36,438          9,663
Shares redeemed                          (99,525)    (1,239,995)      (859,084)      (459,541)    (3,431,547)      (814,722)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding        17,047       (713,053)       430,896        748,698      1,221,837      2,105,016
                                    ============   ============   ============   ============   ============   ============
EMERGING COUNTRIES FUND ($)
Shares sold                         $  1,744,612   $  7,326,720   $ 20,756,465   $ 19,053,123   $ 65,385,070   $ 51,065,387
Shares issued as reinvestments
 of dividends                                 --         82,205      2,109,145             --        593,577        151,971
Shares redeeme                        (1,481,896)   (16,381,157)   (13,967,608)    (7,234,180)   (45,346,860)   (13,654,662)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding                 $    262,716   $ (8,972,232)  $  8,898,002   $(11,818,943)  $ 20,631,787   $ 37,562,696
                                    ============   ============   ============   ============   ============   ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                           Class A Shares                  Class B Shares                  Class M Shares
                                    -----------------------------   -----------------------------   -----------------------------
                                         Year Ended June 30,             Year Ended June 30,             Year Ended June 30,
                                    -----------------------------   -----------------------------   -----------------------------
                                        1999            1998            1999            1998            1999            1998
                                    -------------   -------------   -------------   -------------   -------------   -------------
ASIA-PACIFIC EQUITY FUND
 (NUMBER OF SHARES)
Shares sold                            25,333,718      11,941,838       2,652,841         760,416         692,204       1,111,797
Shares issued as reinvestment of
 dividends                                     --              --              --              --              --              --
Shares redeemed                       (25,985,521)    (12,266,159)     (2,886,015)     (1,467,592)       (927,629)     (1,169,806)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net decrease in shares outstanding       (651,803)       (324,321)       (233,174)       (707,176)       (235,425)        (58,009)
                                    =============   =============   =============   =============   =============   =============
ASIA-PACIFIC EQUITY FUND ($)
Shares sold                         $ 120,602,739   $  70,165,316   $  13,490,585   $   5,448,555   $   3,734,225   $   6,633,404
Shares issued as reinvestment of
 dividends                                     --              --              --              --              --              --
Shares redeemed                      (124,586,962)    (72,683,235)    (14,427,377)    (10,287,190)     (4,867,780)     (7,449,763)
                                    -------------   -------------   -------------   -------------   -------------   -------------
Net decrease in shares outstanding  $  (3,984,223)  $  (2,517,919)  $    (936,792)  $  (4,838,635)  $  (1,133,555)  $    (816,359)
                                    =============   =============   =============   =============   =============   =============


                                    Class A Shares               Class B Shares         Class C Shares         Class M Shares
                             ---------------------------   ---------------------------   ------------   ---------------------------
                                 Year Ended June 30,           Year Ended June 30,       June 11, 1999       Year Ended June 30,
                             ---------------------------   ---------------------------        to        ---------------------------
                                 1999           1998           1999          1998        June 30, 1999      1999           1998
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
GOVERNMENT SECURITIES
 INCOME FUND
 (NUMBER OF SHARES)
Shares sold                     1,780,718        247,597      2,303,127        250,027         34,375        136,108         42,995
Shares issued as
 reinvestment of dividends         63,214         54,444         26,259          3,560             --          2,551            592
Shares redeemed                (1,977,689)      (815,395)    (1,570,331)      (123,763)       (33,817)       (95,188)       (30,971)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding              (133,757)      (513,354)       759,055        129,824            558         43,471         12,616
                             ============   ============   ============   ============   ============   ============   ============
GOVERNMENT SECURITIES
 INCOME FUND ($)
Shares sold                  $ 22,807,064   $  3,180,560   $ 29,433,691   $  3,221,905   $    421,428   $  1,751,439   $    551,951
Shares issued as
 reinvestment of dividends        802,923        697,317        332,080         35,275             --         32,362          7,602
Shares redeemed               (25,148,449)   (10,465,540)   (19,941,959)    (1,590,074)      (414,258)    (1,210,771)      (397,555)
                             ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease)
 in shares outstanding       $ (1,538,462)  $ (6,587,663)  $  9,823,812   $  1,667,106   $      7,170   $    573,030   $    161,998
                             ============   ============   ============   ============   ============   ============   ============


                                                  Class A Shares                Class B Shares
                                            ---------------------------   ---------------------------
                                               3 Months        Year         3 Months         Year
                                                Ended         Ended          Ended          Ended
                                               June 30,      March 31,      June 30,       March 31,
                                                1999          1999(1)         1999          1999(1)
                                            ------------   ------------   ------------   ------------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                    1,744,498        646,153         65,960        595,169
Shares issued in merger                               --        175,454             --        259,694
Shares issued as reinvestment of dividends         1,712          5,664          3,737         12,860
Shares redeemed                               (1,797,320)      (381,014)      (137,015)      (341,358)
                                            ------------   ------------   ------------   ------------
Net increase in shares outstanding               (51,110)       446,257        (67,318)       526,365
                                            ============   ============   ============   ============
STRATEGIC INCOME FUND ($)
Shares sold                                 $ 22,358,564   $  8,383,952   $    827,887   $  7,617,290
Shares issued in merger                               --      2,260,055             --      3,265,737
Shares issued as reinvestment of dividends        21,991         73,691         47,004        163,532
Shares redeemed                              (23,052,137)    (4,961,848)    (1,710,716)    (4,353,363)
                                            ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                $   (671,582)  $  5,755,850   $   (835,825)  $  6,693,196
                                            ============   ============   ============   ============

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                 Class C Shares              Class Q Shares
                                            -------------------------   -------------------------
                                              3 Months       Year        3 Months        Year
                                               Ended         Ended        Ended         Ended
                                              June 30,      March 31,    June 30,      March 31,
                                               1999         1999(1)        1999         1999(1)
                                            -----------   -----------   -----------   -----------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                      72,888       533,457           816         1,004
Shares issued in merger                              --       342,089            --        23,390
Shares issued as reinvestment of dividends        2,829         7,510           168         1,220
Shares redeemed                                 (77,064)     (262,520)      (12,262)          (36)
                                            -----------   -----------   -----------   -----------
Net increase in shares outstanding               (1,347)      620,536       (11,278)       25,578
                                            ===========   ===========   ===========   ===========
STRATEGIC INCOME FUND ($)
Shares sold                                 $   952,054   $ 7,079,809   $    10,030   $    12,500
Shares issued in merger                              --     4,459,907            --       286,028
Shares issued as reinvestment of dividends       37,021        99,886         2,037        15,045
Shares redeemed                              (1,006,028)   (3,482,921)     (151,748)         (399)
                                            -----------   -----------   -----------   -----------
Net increase (decrease) in shares
 outstanding                                $   (16,953)  $ 8,156,681   $  (139,681)  $   313,174
                                            ===========   ===========   ===========   ===========

----------
(1) Classes commenced operations on 7/27/98.

                              Class A Shares                  Class B Shares           Class C Shares        Class M Shares
                       -----------------------------   -----------------------------   -------------  -----------------------------
                            Year Ended June 30,             Year Ended June 30,         May 27, 1999       Year Ended June 30,
                       -----------------------------   -----------------------------         to       -----------------------------
                           1999            1998            1999            1998        June 30, 1999      1999            1998
                       -------------   -------------   -------------   -------------   -------------  -------------   -------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold               23,077,399      17,205,462      28,533,861      18,361,132          93,124      2,189,902       2,577,308
Shares issued as
 reinvestment of
 dividends                 1,012,788         401,106       1,285,173         368,963              --        196,691          95,635
Shares redeemed          (16,689,544)     (8,125,142)     (7,951,333)     (2,356,559)             --     (1,173,862)     (1,118,663)
                       -------------   -------------   -------------   -------------   -------------  -------------   -------------
Net increase in
 shares outstanding        7,400,643       9,481,426      21,867.701      16,373,535          93,124      1,212,731       1,554,280
                       =============   =============   =============   =============   =============  =============   =============
HIGH YIELD FUND ($)
Shares sold            $ 146,786,361   $ 120,395,431   $ 177,876,596   $ 128,294,665   $     549,513  $  13,575,288   $  17,998,974
Shares issued as
 reinvestment of
 dividends                 6,265,752       2,792,483       7,911,056       2,566,895              58      1,217,509         664,497
Shares redeemed         (106,793,532)    (56,782,132)    (48,182,705)    (16,455,583)             --     (7,119,713)     (7,825,635)
                       -------------   -------------   -------------   -------------   -------------  -------------   -------------
Net increase in
 shares outstanding    $  46,258,581   $  66,405,782   $ 137,604,947   $ 114,405,977   $     549,571  $   7,673,084   $  10,837,836
                       =============   =============   =============   =============   =============  =============   =============

                                                                  Class Q Shares
                                                                   -----------
                                                                  June 17, 1999
                                                                       to
                                                                  June 30, 1999
                                                                   -----------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                                                                 30
Shares issued as reinvestment of dividends                                  --
Shares redeemed                                                             --
                                                                   -----------
Net increase in shares outstanding                                          30
                                                                   ===========
HIGH YIELD FUND ($)
Shares sold                                                        $         5
Shares issued as reinvestment of dividends                                  --
Shares redeemed                                                             --
                                                                   -----------
Net increase in shares outstanding                                 $         5
                                                                   ===========

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                               Class B Shares
                                    ------------------------------------------   ------------------------------------------
                                      3 Months         Year         March 27,      3 Months         Year        March 27,
                                       Ended           Ended         1998 to        Ended           Ended        1998 to
                                      June 30,       March 31,      March 31,      June 30,       March 31,     March 31,
                                        1999           1999           1998           1999           1999          1998
                                    ------------   ------------   ------------   ------------   ------------   ------------
HIGH YIELD FUND II
 (NUMBER OF SHARES)
Shares sold                              126,155      2,218,475        173,791        191,304      3,516,788         89,467
Shares issued in merger                       --             --        326,993             --             --        612,536
Shares issued as reinvestments
 of dividends                             13,470         68,528             --         20,903         90,997             --
Shares redeemed                         (175,029)    (1,169,064)      (132,119)      (279,006)      (622,273)        (2,379)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in
 shares outstanding                      (35,404)     1,117,939        368,665        (66,799)     2,985,512        699,624
                                    ============   ============   ============   ============   ============   ============
HIGH YIELD FUND II ($)
Shares sold                         $  1,487,541   $ 27,084,111   $  2,188,791   $  2,244,780   $ 42,704,286   $  1,136,299
Shares issued in merger                       --             --      4,153,263             --             --      7,772,553
Shares issued as reinvestments
 of dividends                            158,555        807,769             --        246,357      1,044,170             --
Shares redeemed                       (2,045,836)   (14,038,415)    (1,658,997)    (3,269,300)    (7,281,798)       (30,039)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding  $   (399,740)  $ 13,853,465   $  4,683,057   $   (778,163)  $ 36,466,658   $  8,878,813
                                    ============   ============   ============   ============   ============   ============

                                                           Class C Shares                               Class Q Shares
                                             ------------------------------------------   ------------------------------------------
                                               3 Months         Year         March 27,      3 Months         Year        March 27,
                                                Ended          Ended         1998 to         Ended           Ended        1998 to
                                               June 30,       March 31,      March 31,      June 30,       March 31,     March 31,
                                                 1999           1999           1998           1999           1999          1998
                                             ------------   ------------   ------------   ------------   ------------   ------------
HIGH YIELD FUND II
 (NUMBER OF SHARES)
Shares sold                                        91,597      1,848,332         71,467         21,272        668,988          2,205
Shares issued in merger                                --             --        307,307             --             --             --
Shares issued as reinvestments of dividends        11,731         67,635             --          7,915         23,106         42,382
Shares redeemed                                  (310,405)      (468,704)            (7)      (307,466)      (179,780)            --
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                                     (207,077)     1,447,263        378,767       (278,279)       512,314         44,587
                                             ============   ============   ============   ============   ============   ============
HIGH YIELD FUND II ($)
Shares sold                                  $  1,078,810   $ 22,778,726   $    907,549   $    249,643   $  7,770,126   $     28,000
Shares issued in merger                                --             --      3,900,531             --             --             --
Shares issued as reinvestments of dividends       138,399        775,897             --         93,356        271,659             --
Shares redeemed                                (3,633,914)    (5,466,380)           (91)    (3,614,065)    (2,101,039)            --
                                             ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding           $ (2,416,705)  $ 18,088,243   $  4,807,989   $ (3,271,066)  $  5,940,746   $     28,000
                                             ============   ============   ============   ============   ============   ============

                                                         Class A Shares                            Class B Shares
                                             ---------------------------------------   ---------------------------------------
                                                                     Year                                     Year
                                              3 Months              Ended               3 Months              Ended
                                                Ended              March 31,             Ended               March 31,
                                               June 30,    -------------------------     June 30,    -------------------------
                                                1999          1999          1998          1999          1999          1998
                                             -----------   -----------   -----------   -----------   -----------   -----------
BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                       69,501       371,709       305,352        62,785       128,292       101,305
Shares issued as reinvestments of dividends        1,015        68,457        29,098           554        29,941         4,600
Shares redeemed                                  (70,425)     (281,697)     (307,910)      (12,468)      (73,515)      (37,270)
                                             -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares outstanding                    91       158,469        26,540        50,871        84,718        68,635
                                             ===========   ===========   ===========   ===========   ===========   ===========
BALANCED FUND ($)
Shares sold                                  $ 1,354,890   $ 7,068,981   $ 5,582,957   $ 1,288,434   $ 2,447,844   $ 1,865,891
Shares issued as reinvestments of dividends       19,370     1,216,578       526,715        11,321       566,865        85,892
Shares redeemed                               (1,361,704)   (5,289,069)   (5,615,525)     (256,849)   (1,364,447)     (681,006)
                                             -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in
 shares outstanding                          $    12,556   $ 2,996,490   $   494,147   $ 1,042,906   $ 1,650,262   $ 1,270,777
                                             ===========   ===========   ===========   ===========   ===========   ===========

Pilgrim
Funds

          NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                             Class C Shares                         Class Q Shares
                                               -----------------------------------------   ---------------------------------
                                                                        Year                                  Year
                                                3 Months               Ended               3 Months          Ended
                                                 Ended                March 31,             Ended           March 31,
                                                June 30,     ---------------------------   June 30,    ---------------------
                                                  1999           1999           1998         1999        1999        1998
                                               ----------    ------------   ------------   ---------   ---------    --------
BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                        17,557        184,748        145,671       1,351       1,105        3,525
Shares issued as reinvestments of dividends           519        210,474         76,757          42       1,173          128
Shares redeemed                                   (47,391)      (259,419)      (267,567)       (781)     (1,882)        (106)
                                               ----------    ------------   ------------   ---------   ---------    --------
Net increase in shares outstanding                (29,315)       135,803        (45,139)        612         396        3,547
                                               ==========    ============   ============   =========   =========    ========
BALANCED FUND ($)
Shares sold                                    $  324,318    $ 3,201,753    $ 2,671,793    $ 25,940    $ 19,907     $ 67,581
Shares issued as reinvestments of dividends         9,545      3,603,550      1,410,891         798      20,611        3,310
Shares redeemed                                  (878,533)    (4,681,019)    (4,877,213)    (14,926)    (34,726)      (9,440)
                                               ----------    ------------   ------------   ---------   ---------    --------
Net increase (decrease) in shares
 outstanding                                   $ (544,670)   $ 2,124,284    $  (794,529)   $ 11,812    $  5,792     $ 61,451
                                               ==========    ============   ============   =========   =========    ========

                                                  Class A Shares                             Class B Shares
                                    ------------------------------------------   ------------------------------------------
                                                              Year                                       Year
                                      3 Months               Ended                 3 Months              Ended
                                       Ended                March 31,               Ended               March 31,
                                      June 30,     ---------------------------     June 30,     ---------------------------
                                       1999            1999           1998           1999           1999           1998
                                    ------------   ------------   ------------   ------------   ------------   ------------
CONVERTIBLE FUND
 (NUMBER OF SHARES)
Shares sold                              240,854      1,235,038        709,278        377,405      1,107,458      1,126,063
Shares issued as reinvestments
 of dividends                              8,766         84,764        154,229          4,334         36,617         50,922
Shares redeemed                         (106,071)      (795,095)      (323,387)      (155,682)      (468,699)      (158,706)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding       143,549        524,707        540,120        226,057        675,376      1,018,279
                                    ============   ============   ============   ============   ============   ============
CONVERTIBLE FUND ($)
Shares sold                         $  5,446,752   $ 22,826,352   $ 12,820,279   $  9,316,686   $ 22,988,795   $ 21,634,970
Shares issued as reinvestments
 of dividends                            201,806      1,677,136      2,762,320        108,485        774,835        972,857
Shares redeemed                       (2,398,688)   (14,627,285)    (5,890,494)    (3,833,777)    (9,912,927)    (3,026,200)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                        $  3,249,870   $  9,876,203   $  9,692,105   $  5,591,394   $ 13,850,703   $ 19,581,627
                                    ============   ============   ============   ============   ============   ============


                                                   Class C Shares                              Class Q Shares
                                    ------------------------------------------   ------------------------------------------
                                                             Year                                          Year
                                      3 Months              Ended                 3 Months                Ended
                                        Ended              March 31,                Ended                March 31,
                                      June 30,     ---------------------------     June 30,     ---------------------------
                                        1999           1999           1998           1999           1999           1998
                                    ------------   ------------   ------------   ------------   ------------   ------------
CONVERTIBLE FUND
 (NUMBER OF SHARES)
Shares sold                              204,264         84,820        791,856        393,267        423,276        111,297
Shares issued as reinvestments
 of dividends                              3,236        110,911        407,608          3,568         16,065         28,400
Shares redeemed                         (276,138)      (881,082)      (672,422)       (29,839)      (410,737)       (59,172)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding       (68,638)       114,649        527,042        366,996         28,604         80,525
                                    ============   ============   ============   ============   ============   ============
CONVERTIBLE FUND ($)
Shares sold                         $  4,732,365   $ 17,299,957   $ 14,822,064   $  8,618,236   $  8,043,910   $  1,905,912
Shares issued as reinvestments
 of dividends                             75,700      2,256,244      7,387,102         79,431        304,178        490,423
Shares redeemed                       (6,363,756)   (17,113,435)   (12,484,704)      (655,742)    (7,680,884)    (1,019,145)
                                    ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in shares
 outstanding                        $ (1,555,691)  $  2,442,766   $  9,724,462   $  8,041,925   $    667,204   $  1,377,190
                                    ============   ============   ============   ============   ============   ============

Pilgrim
Funds

                NOTES TO FINANCIAL STATEMENTS as of June 30, 1999
--------------------------------------------------------------------------------
NOTE 11 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the year ended June 30, 1999, (three months ended June 30, 1999 for the funds in PMF) the Funds received the following earnings credits:

MagnaCap Fund                           $ 7,920
LargeCap Leaders Fund                       262
LargeCap Growth Fund                      1,050
MidCap Value Fund                         5,668
MidCap Growth Fund                        1,490
SmallCap Growth Fund                      1,164
Bank and Thrift Fund                     12,426
Worldwide Growth Fund                       --
International Core Growth Fund              --
International SmallCap Growth Fund          --
Emerging Countries Fund                     --
Asia-Pacific Equity Fund                  2,271
Government Securites Income Fund          3,531
Strategic Income Fund                       --
High Yield Fund                          44,802
High Yield Fund II                          --
Balanced Fund                               327
Convertible                               2,258

NOTE 12 -- SUBSEQUENT EVENTS

On July 27, 1999 Pilgrim Investments, Inc. notified Cramer, Rosenthal, McGlynn, LLC ("CRM") of its intention to terminate CRM as sub-advisor to the Pilgrim
MidCap Value Fund, effective September 30, 1999. Beginning October 1, 1999, Pilgrim Investments, Inc. will advise the Fund directly.

Subsequent to June 30, 1999, the following funds declared dividends from net investment income of:

                           Per Share Amount      Payable Date       Record Date
                           ----------------     --------------     -------------
MagnaCap Fund
Class A                         $0.0510         August 4, 1999     July 30, 1999
Class M                         $0.0138         August 4, 1999     July 30, 1999
High Yield Fund
Class A                         $0.0500           July 6, 1999     June 30, 1999
Class B                         $0.0460           July 6, 1999     June 30, 1999
Class C                         $0.0500           July 6, 1999     June 30, 1999
Class M                         $0.0480           July 6, 1999     June 30, 1999
Class Q                         $0.0512           July 6, 1999     June 30, 1999
Class A                         $0.0500         August 4, 1999     July 30, 1999
Class B                         $0.0460         August 4, 1999     July 30, 1999
Class C                         $0.0470         August 4, 1999     July 30, 1999
Class M                         $0.0470         August 4, 1999     July 30, 1999
Class Q                         $0.0510         August 4, 1999     July 30, 1999
Government Securities Income Fund
Class A                         $0.0645           July 6, 1999     June 30, 1999
Class B                         $0.0570           July 6, 1999     June 30, 1999
Class C                         $0.0620           July 6, 1999     June 30, 1999
Class M                         $0.0600           July 6, 1999     June 30, 1999
Class A                         $0.0645         August 4, 1999     July 30, 1999
Class B                         $0.0570         August 4, 1999     July 30, 1999
Class C                         $0.0580         August 4, 1999     July 30, 1999
Class M                         $0.0590         August 4, 1999     July 30, 1999
Strategic Income Fund
Class A                         $0.0593           July 6, 1999     June 30, 1999
Class B                         $0.0541           July 6, 1999     June 30, 1999
Class C                         $0.0541           July 6, 1999     June 30, 1999
Class Q                         $0.0594           July 6, 1999     June 30, 1999
Class A                         $0.0673         August 4, 1999     July 30, 1999
Class B                         $0.0634         August 4, 1999     July 30, 1999
Class C                         $0.0634         August 4, 1999     July 30, 1999
Class Q                         $0.0682         August 4, 1999     July 30, 1999
High Yield Fund II (*)
Class A                         $0.0925           July 1, 1999         Daily
Class B                         $0.0862           July 1, 1999         Daily
Class C                         $0.0862           July 1, 1999         Daily
Class Q                         $0.0935           July 1, 1999         Daily
Class A                         $0.0908         August 2, 1999         Daily
Class B                         $0.0854         August 2, 1999         Daily
Class C                         $0.0854         August 2, 1999         Daily
Class Q                         $0.0926         August 2, 1999         Daily

----------
(*) Per Share Amount Indicates Monthly Cumulative Income.

U.S. Equity
Funds

Pilgrim
MagnaCap
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       -----------
COMMON STOCKS: 90.2%

                   AUTOMOTIVE: 0.9%
      85,000       Harley Davidson, Inc.           $ 4,621,875
                                                   -----------
                   BANKS: 4.0%
      20,000       Bank Of America Corp.             1,466,250
      65,000       Chase Manhattan Corp.             5,630,625
     119,200       Comerica, Inc.                    7,084,950
      15,000       First Union Corp.                   705,000
     150,000       Unionbancal Corp.                 5,418,750
                                                   -----------
                                                    20,305,575
                                                   -----------
                   BASIC MATERIALS: 2.4%
      80,000       Nucor Corp.                       3,795,000
     165,100       Praxair, Inc.                     8,079,581
                                                   -----------
                                                    11,874,581
                                                   -----------
                   BEVERAGES: 1.5%
     200,000       Pepsico, Inc.                     7,737,500
                                                   -----------
                   CAPITAL GOODS: 0.7%
      75,000       Parker Hannifin Corp.             3,431,250
                                                   -----------
                   CHEMICALS: 1.6%
     120,000       Dupont                            8,197,500
                                                   -----------
                   COMMUNICATIONS: 6.0%
      80,000       ALLTEL Corp.                      5,720,000
     120,000       AT&T Corp.                        6,697,500
      50,000 (a)   MCI Worldcom, Inc.                4,312,500
      40,000       Nokia Corp. ADR Class A           3,662,500
     140,000 (a)   Tellabs, Inc.                     9,458,750
                                                   -----------
                                                    29,851,250
                                                   -----------
                   COMPUTERS HARDWARE: 1.5%
      50,000 (a)   Cisco Systems                     3,225,000
     175,000       Compaq Computer                   4,145,313
                                                   -----------
                                                     7,370,313
                                                   -----------
                   COMPUTER SOFTWARE & SERVICE: 5.1%
     224,000       Automatic Data Processing       $ 9,856,000
      80,000 (a)   Computer Sciences                 5,535,000
      97,900       Equifax                           3,493,806
      97,000 (a)   Sun Microsystems                  6,680,875
                                                   -----------
                                                    25,565,681
                                                   -----------
                   ELECTRICAL EQUIPMENT: 1.5%
      65,000       General Electric                  7,345,000
                                                   -----------
                   ELECTRONICS: 1.9%
      55,000       Emerson Electric Co.              3,458,125
     102,000       Intel Corp.                       6,069,000
                                                   -----------
                                                     9,527,125
                                                   -----------
                   ENERGY: 2.2%
     108,700       Elf Aquitane ADR                  7,996,244
      69,700       Halliburton Co.                   3,153,925
                                                   -----------
                                                    11,150,169
                                                   -----------
                   FINANCIAL: 3.1%
      47,750       American Int'l Group              5,589,734
      67,500       Citigroup, Inc.                   3,206,250
      60,000       FNMA                              4,102,500
      50,000       FHLMC                             2,900,000
                                                   -----------
                                                    15,798,484
                                                   -----------
                   FOODS: 3.3%
      70,000       Campbell Soup Co.                 3,246,250
     130,000       H. J. Heinz Co.                   6,516,250
      30,000       Kellogg Co.                         990,000
     250,000       Sara Lee                          5,671,875
                                                   -----------
                                                    16,424,375
                                                   -----------
                   HEALTH CARE: 3.1%
     192,000       Abbott Laboratories               8,736,000
     160,000       Hillenbrand Industries            6,920,000
                                                   -----------
                                                    15,656,000
                                                   -----------
                   HOME PRODUCTS: 1.6%
     170,000       Newell Rubbermaid                 7,905,000
                                                   -----------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MagnaCap
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   INDUSTRIAL EQUIPMENT: 0.7%
      40,000       Illinois Tool Works             $  3,280,000
                                                   ------------
                   INSURANCE: 4.2%
     240,000       AFLAC, Inc.                       11,490,000
     135,000       Allstate Corp.                     4,843,125
      65,000       American General Corp.             4,899,375
                                                   ------------
                                                     21,232,500
                                                   ------------
                   INSURANCE BROKERAGE: 0.9%
      58,800       Marsh & Mclennan                   4,439,400
                                                   ------------
                   INTEGRATED OIL: 3.2%
      98,000       Atlantic Richfield                 8,189,125
      82,000       Chevron Corp.                      7,805,375
                                                   ------------
                                                     15,994,500
                                                   ------------
                   MACHINERY & EQUIPMENT: 0.8%
     120,000       Dover Corp.                        4,200,000
                                                   ------------
                   MANUFACTURING: 2.9%
      80,000       Alliedsignal, Inc.                 5,040,000
      83,000       Honeywell, Inc.                    9,617,625
                                                   ------------
                                                     14,657,625
                                                   ------------
                   MARINE: 1.0%
     105,000       Carnival Corp.                     5,092,500
                                                   ------------
                   MEDICAL PRODUCTS: 2.4%
     137,000       Baxter Int'l                       8,305,625
     122,000       Becton Dickinson & Co.             3,660,000
                                                   ------------
                                                     11,965,625
                                                   ------------
                   OFFICE EQUIPMENT & SERVICES: 6.3%
     146,500       Avery-Dennison Corp.               8,844,937
      85,000       Hewlett Packard                    8,542,500
      72,500       Pitney Bowes                       4,658,125
     157,000       Xerox Corp.                        9,272,813
                                                   ------------
                                                     31,318,375
                                                   ------------
                   OIL WELL EQUIPMENT & SERVICE: 1.3%
     104,000       Schlumberger Ltd.                  6,623,500
                                                   ------------
                   PHARMACEUTICALS: 5.9%
     142,000       Bristol-Myers Squibb Co.        $ 10,002,125
     107,000       Johnson & Johnson                 10,486,000
      45,000       Merck & Co.                        3,330,000
     110,000       Schering-Plough Corp.              5,830,000
                                                   ------------
                                                     29,648,125
                                                   ------------
                   PUBLISHING: 1.1%
     155,000       New York Times                     5,705,938
                                                   ------------
                   RESTAURANT: 3.8%
     290,000       McDonalds Corp.                   11,980,625
     125,000 (a)   Tricon Global Restaurant           6,765,625
                                                   ------------
                                                     18,746,250
                                                   ------------
                   RETAIL: 5.4%
      54,000 (a)   Costco Companies, Inc.             4,323,375
      15,000 (a)   Dayton Hudson                        975,000
     117,000       Home Depot, Inc.                   7,539,187
     120,000       Lowe's Companies                   6,802,500
     154,000       Wal-Mart Stores, Inc.              7,430,500
                                                   ------------
                                                     27,070,562
                                                   ------------
                   SUPERMARKET: 1.0%
     102,000       Albertson's, Inc.                  5,259,375
                                                   ------------
                   TEXTILE: 0.7%
      80,000       V. F. Corp.                        3,420,000
                                                   ------------
                   THRIFTS: 3.0%
     231,300       Charter One Financial, Inc.        6,433,031
      45,000       Golden West Financial Corp.        4,410,000
     120,000       Washington Mutual, Inc.            4,245,000
                                                   ------------
                                                     15,088,031
                                                   ------------
                   TOBACCO PRODUCTS: 1.1%
     140,000       Philip Morris Companies, Inc.      5,626,250
                                                   ------------

U.S. Equity
Funds

Pilgrim
MagnaCap
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   Utilities: 4.1%
      85,000       Bell Atlantic Corp.             $  5,556,875
     110,000       Duke Power Co.                     5,981,250
      90,500       SBC Communications                 5,249,000
     140,000       Southern Co.                       3,710,000
                                                   ------------
                                                     20,497,125
                                                   ------------
                   Total Common Stocks
                   (Cost $319,743,381)              452,627,359
                                                   ------------
LIMITED PARTNERSHIP: 1.6%

                   SECURITIES RELATED BUSINESS: 1.6%
     245,000       Alliance Capital Management        7,916,563
                                                   ------------
                   Total Limited Partnership
                   (Cost $4,832,493)                  7,916,563
                                                   ------------
RIGHTS: 0.0%
      70,000 (a)   Chevron Corp. -- Rights                  --
                                                   ------------
                   Total Long-Term Investments
                   (Cost $324,575,874)              460,543,922
                                                   ------------

Principal
Amount                                                Value
------------                                       ------------
SHORT-TERM INVESTMENTS: 7.4%

                   COMMERCIAL PAPER: 7.4%
 $24,830,000       Gillette Commerical Paper,
                   5.65%, due 07/01/99             $ 24,830,000
  12,228,000       Marsh & McLellan Commerical
                   Paper, 5.65%, due 07/01/99        12,228,000
                                                   ------------
                    Total Short-Term Investments
                    (Cost $37,058,000)               37,058,000
                                                   ------------
                   Total Investments
                   in Securities
                   (Cost $361,633,874)*    99.2%    497,601,922
                   Other Assets and
                   Liabilities, Net         0.8%      4,085,543
                                          ------   ------------
                    Net Assets            100.0%   $501,687,465
                                          ======   ============
(a) Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $140,432,179
                   Gross Unrealized Depreciation     (4,464,131)
                                                   ------------
                   Net Unrealized Appreciation     $135,968,048
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Leaders Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 96.2%

                   AUTOMOTIVE: 2.6%
       6,000       DaimlerChrysler                 $    533,250
       8,600       Ford Motor Co.                       485,363
                                                   ------------
                                                      1,018,613
                                                   ------------
                   BANKS: 1.5%
       6,800       Chase Manhattan Corp.                589,050
                                                   ------------
                   BEVERAGES: 4.2%
       7,300       Anheuser Busch Company               517,844
       8,000       Coca-Cola                            500,000
      15,100       Pepsico, Inc.                        584,181
                                                   ------------
                                                      1,602,025
                                                   ------------
                   BROADCASTING: 1.5%
      15,200       Comcast Corp.                        584,250
                                                   ------------
                   CHEMICALS: 1.4%
       7,700       Dupont                               526,006
                                                   ------------
                   COMMUNICATIONS: 6.1%
      10,543       AT&T Corp.                           588,431
       8,900       Lucent Technologies                  600,194
       5,900 (a)   MCI Worldcom, Inc.                   508,875
       7,000       Nokia Corp. ADR Class A              640,938
                                                   ------------
                                                      2,338,438
                                                   ------------
                   COMPUTERS: 9.3%
      10,400 (a)   Cisco Systems                        670,800
      24,300       Compaq Computer                      575,606
      15,800 (a)   Dell Computer Corp.                  584,600
       5,700       Hewlett Packard                      572,850
       9,500       Intel Corp.                          565,250
       4,600       International Business Machines      594,550
                                                   ------------
                                                      3,563,656
                                                   ------------
                   COMPUTER SOFTWARE & SERVICES: 4.5%
       4,300 (a)   America Online, Inc.                 475,150
       7,200 (a)   Microsoft Corp.                      649,350
       8,800 (a)   Sun Microsystems                     606,100
                                                   ------------
                                                      1,730,600
                                                   ------------
                   CONSUMER DURABLES: 1.5%
       5,400       Sony Corp. ADR                  $    596,025
                                                   ------------
                   CONSUMER PRODUCTS: 5.3%
       5,250       Colgate-Palmolive Company            518,438
      10,700       Gillette                             438,700
       6,400       Procter & Gamble                     571,200
      13,482       Unilever PLC ADR                     502,204
                                                   ------------
                                                      2,030,542
                                                   ------------
                   DEFENSE: 1.4%
      14,100       Lockheed Martin Corp.                525,225
                                                   ------------
                   DIVERSIFIED CONGLOMERATE: 1.5%
       6,000       Tyco International, Ltd.             568,500
                                                   ------------
                   DRUGSTORES: 1.4%
      18,300       Walgreen Co.                         537,563
                                                   ------------
                   ELECTRICAL EQUIPMENT: 1.5%
       5,200       General Electric                     587,600
                                                   ------------
                   ENERGY: 1.3%
       9,100       Duke Power Co.                       494,813
                                                   ------------
                   ENTERTAINMENT: 1.6%
       8,100       Time Warner, Inc.                    595,350
                                                   ------------
                   FINANCIAL: 7.4%
       4,300       American Express                     559,537
       4,900       American Int'l Group                 573,606
      13,050       Citigroup, Inc.                      619,875
       9,400       FHLMC                                545,200
       7,800       FNMA                                 533,325
                                                   ------------
                                                      2,831,543
                                                   ------------
                   FOODS: 1.3%
      22,100       Sara Lee                             501,394
                                                   ------------
                   FOOD STORES: 1.5%
      11,500 (a)   Safeway, Inc.                        569,250
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Leaders Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   INSURANCE: 1.3%
      13,900
                   Allstate Corp.                  $    498,663
                                                   ------------
                   MARINE: 1.5%
      11,900       Carnival Corp.                       577,150
                                                   ------------
                   MEDICAL: 2.6%
      11,100       Abbott Laboratories                  505,050
       6,800       Novartis AG ADR                      496,465
                                                   ------------
                                                      1,001,515
                                                   ------------
                   METALS & MINERALS: 1.4%
       8,800       Alcoa, Inc.                          544,500
                                                   ------------
                   NATURAL GAS PIPELINE: 1.4%
       6,700       Enron                                547,725
                                                   ------------
                   OIL & GAS: 4.2%
       5,800       Chevron Corp.                        552,087
       6,600       Exxon Corp.                          509,025
       9,400       Royal Dutch Petroleum Company        566,350
                                                   ------------
                                                      1,627,462
                                                   ------------
                   OIL WELL EQUIPMENT & SERVICE: 1.5%
       9,200       Schlumberger, Ltd.                   585,925
                                                   ------------
                   PHARMACEUTICALS: 7.7%
       8,100       Bristol-Myers Squibb Co.             570,543
       6,300       Johnson & Johnson                    617,400
       8,100       Merck & Co.                          599,400
       5,400       Pfizer                               592,650
       8,500       Warner Lambert Co.                   589,687
                                                   ------------
                                                      2,969,680
                                                   ------------
                   PUBLISHING: 1.5%
       7,900       Gannett Co.                          563,863
                                                   ------------
                   Restaurant: 1.4%
      12,600       McDonalds Corp.                      520,538
                                                   ------------
                   RETAIL: 7.6%
       7,100 (a)   Costco Companies, Inc.          $    568,444
       9,300       Home Depot, Inc.                     599,268
      11,400       Sears, Roebuck and Company           508,013
      12,300       The Gap, Inc.                        619,613
      12,500       Wal-Mart Stores, Inc.                603,125
                                                   ------------
                                                      2,898,463
                                                   ------------
                   TOBACCO PRODUCTS: 1.3%
      12,700       Philip Morris Companies, Inc.        510,381
                                                   ------------
                   TRANSPORATION: 1.6%
      11,000 (a)   FDX Corp.                            596,750
                                                   ------------
                   UTILITIES: 4.4%
       9,220       Bell Atlantic Corp.                  602,757
       9,600       SBC Communications                   556,800
      19,400       Southern Co.                         514,100
                                                   ------------
                                                      1,673,657
                                                   ------------
                   Total Common Stocks
                   (Cost $30,247,075)                36,906,715
                                                   ------------
                   Total Long-Term Investments
                   (Cost $30,247,075)                36,906,715
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Leaders Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                Value
------------                                       ------------
SHORT-TERM INVESTMENTS: 3.3%

                   REPURCHASE AGREEMENT: 3.3%
 $1,274,000        State Street Bank & Trust
                   Repurchase Agreement, 4.70% due
                   07/01/99 (Collateralized by
                   $1,265,000 U.S. Treasury Notes,
                   6.375%, due 09/30/01, Market
                   Value $1,300,863)               $  1,274,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $1,274,000)                  1,274,000
                                                   ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES
                   (COST $31,521,075)*     99.5%     38,180,715
                   OTHER ASSETS AND
                   LIABILITIES, NET         0.5%        199,680
                                         ------    ------------
                   NET ASSETS             100.0%   $ 38,380,395
                                         ======    ============

(a) Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $31,521,540. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $  7,526,934
                   Gross Unrealized Depreciation       (867,759)
                                                   ------------
                   Net Unrealized Appreciation     $  6,659,175
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 95.0%

                   AEROSPACE: 2.7%
      38,400       United Technologies             $  2,752,800
                                                   ------------
                   AIRLINES: 2.3%
      77,300       Southwest Airlines                 2,405,963
                                                   ------------
                   APPAREL: 2.7%
      43,300       Nike, Inc. Class B                 2,741,431
                                                   ------------
                   BIOTECHNOLOGY: 2.9%
      48,400 (a)   Amgen, Inc.                        2,946,350
                                                   ------------
                   BROADCASTING: 11.8%
      73,312 (a)   AT&T Corp. Liberty Media           2,694,215
      78,200       Comcast Corp.                      3,005,813
     107,900 (a)   Infinity Broadcasting Corp.        3,210,024
      44,500       Time Warner, Inc.                  3,270,750
                                                   ------------
                                                    112,180,802
                                                   ------------
                   COMPUTERS: 6.4%
      51,200 (a)   Cisco Systems                      3,302,400
      48,100 (a)   Sun Microsystems                   3,312,888
                                                   ------------
                                                      6,615,288
                                                   ------------
                   COMPUTER SOFTWARE & SERVICE: 9.4%
      46,600 (a)   Computer Sciences                  3,224,137
      36,300 (a)   Microsoft Corp.                    3,273,806
      86,100 (a)   Oracle Corporation                 3,196,463
                                                   ------------
                                                      9,694,406
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 2.3%
      50,600 (a)   Forest Laboratories                2,340,250
                                                   ------------
                   FINANCIAL: 5.2%
      24,159       American Int'l Group               2,828,113
      35,000 (a)   Goldman Sachs Group                2,528,750
                                                   ------------
                                                      5,356,863
                                                   ------------
                   GAMING: 2.8%
      59,900 (a)   MGM Grand Inc.                     2,935,100
                                                   ------------
                   INDUSTRIAL: 3.0%
     125,900 (a)   Republic Services, Inc.         $  3,116,025
                                                   ------------
                   INSURANCE: 2.9%
      30,300       Cigna Corp.                        2,972,600
                                                   ------------
                   INTERNET SOFTWARE: 3.0%
      57,300 (a)   At Home Corp.                      3,090,619
                                                   ------------
                   MANUFACTURING: 2.9%
      32,000       Tyco International Ltd.            3,032,000
                                                   ------------
                   OIL & GAS SERVICES: 3.1%
      71,500       Halliburton Co.                    3,235,375
                                                   ------------
                   OIL WELL EQUIPMENT & SERVICES: 3.0%
      85,600       Weatherford Int'l                  3,135,100
                                                   ------------
                   PAPER & RELATED PRODUCTS: 2.2%
      44,400       Int'l Paper                        2,242,200
                                                   ------------
                   PIPELINES: 2.6%
      62,700       Williams Cos., Inc.                2,668,669
                                                   ------------
                   RETAIL: 4.4%
      16,900       Home Depot, Inc.                   1,088,994
      70,500       Wal-Mart Stores Inc.               3,401,625
                                                   ------------
                                                      4,490,619
                                                   ------------
                   TELECOMMUNICATIONS EQUIPMENT: 9.5%
      47,925       Lucent Technologies                3,231,942
      33,900       Motorola, Inc.                     3,212,025
      36,200       Nokia Corp. ADR Class A            3,314,563
                                                   ------------
                                                      9,758,530
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   TELECOMMUNICATIONS: 9.9%
      33,500       ALLTEL Corp.                    $  2,395,250
      45,339       AT&T Corp.                         2,530,482
      26,700 (a)   MCI Worldcom, Inc.                 2,302,875
      51,300 (a)   Sprint Corp.                       2,930,513
                                                   ------------
                                                     10,159,120
                                                   ------------
                   Total Common Stocks
                   (Cost $82,346,827)                97,870,110
                                                   ------------
                   Total Long-Term Investments
                   (Cost $82,346,827)                97,870,110
                                                   ------------

Principal
Amount                                                Value
-------------                                      ------------
SHORT-TERM INVESTMENTS: 12.1%

                   REPURCHASE AGREEMENT: 12.1%
 $12,441,000       State Street Bank & Trust
                   Repurchase
                   Agreement, 4.70% due 07/01/99
                   (Collateralized by $12,050,000
                   U.S. Treasury Notes, 6.875%,
                   due
                   05/15/06, Market Value
                   $12,690,156)                    $ 12,441,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $12,441,000)                12,441,000
                                                   ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES
                   (COST $94,787,827)*    107.1%    110,311,110
                   OTHER ASSETS AND
                   LIABILITIES, NET        (7.1)%    (7,347,162)
                                         ------    ------------
                    NET ASSETS            100.0%   $102,963,948
                                         ======    ============

(a) Non-income producing security
ADR--American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 15,706,315
                   Gross Unrealized Depreciation       (183,032)
                                                   ------------
                   Net Unrealized Appreciation     $ 15,523,283
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Value Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 95.2%

                   ADVERTISING: 2.9%
      52,600 (a)   Snyder Communications           $  1,722,650
                                                   ------------
                   AUTO PARTS: 1.9%
      31,200       Snap-On Inc.                       1,129,050
                                                   ------------
                   BANKS: 1.5%
      71,000       Sovereign Bancorp, Inc.              860,875
       2,200       Unionbancal Corp.                     79,475
                                                   ------------
                                                        940,350
                                                   ------------
                   BUSINESS SERVICES: 1.1%
      48,800 (a)   Modis Professional Services, Inc.    671,000
                                                   ------------
                   COMMUNICATION EQUIPMENT: 3.5%
      50,800 (a)   Loral Space & Communications         914,400
      24,900 (a)   L-3 Communications                 1,202,981
                                                   ------------
                                                      2,117,381
                                                   ------------
                   COMMUNICATIONS: 2.7%
      66,000       Cincinnati Bell, Inc.              1,645,875
                                                   ------------
                   COMPUTER HARDWARE: 4.1%
     102,900 (a)   Quantum Corp.                      2,482,462
                                                   ------------
                   COMPUTER SERVICES: 2.4%
      40,600 (a)   Sterling Commerce, Inc.            1,481,900
                                                   ------------
                   CONSUMER DURABLES: 1.4%
      21,000       Fortune Brands, Inc.                 868,875
                                                   ------------
                   ELECTRICAL EQUIPMENT: 2.1%
      46,500       Applied Power, Inc. Class A        1,270,031
                                                   ------------
                   ENTERTAINMENT: 2.5%
     140,000       Loews Cineplex Entertainment       1,522,500
                                                   ------------
                   FINANCIAL: 6.4%
      40,000       CIT Group, Inc.                 $  1,155,000
      71,000       Comdisco, Inc.                     1,819,375
      16,715       Finova Group, Inc.                   879,627
                                                   ------------
                                                      3,854,002
                                                   ------------
                   HEALTH CARE: 3.2%
      23,100       Wellpoint Health Network           1,960,613
                                                   ------------
                   HOTELS: 2.3%
      45,600       Starwood Hotels & Resorts          1,393,650
                                                   ------------
                   INDUSTRIAL: 4.8%
     160,075 (a)   Safety-Kleen Corp.                 2,901,359
                                                   ------------
                   INSURANCE: 2.4%
      23,900       Allamerica Financial Corp.         1,453,419
                                                   ------------
                   INSURANCE COMPANIES: 3.7%
      32,900       Choicepoint, Inc.                  2,208,412
                                                   ------------
                   MEDIA & ENTERTAINMENT: 2.9%
      50,600 (a)   King World Productions, Inc.       1,761,513
                                                   ------------
                   MEDICAL SERVICES: 5.0%
     108,900 (a)   Healthsouth Corp.                  1,626,694
     108,200       Omnicare, Inc.                     1,366,025
                                                   ------------
                                                      2,992,719
                                                   ------------
                   NATURAL GAS: 2.4%
      23,200       Columbia Energy Group              1,454,350
                                                   ------------
                   PHARMACEUTICALS: 2.5%
      89,142       Bergen Brunswig Corp.              1,537,699
                                                   ------------
                   OFFICE PRODUCTS & SERVICES: 3.4%
      92,700 (a)   United Stationers, Inc.            2,039,400
                                                   ------------
                   OIL & GAS: 2.1%
     133,180 (a)   Ocean Energy, Inc.                 1,281,858
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Value Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
                   POLLUTION CONTROL: 2.4%
      58,100 (a)   Republic Services, Inc.         $  1,437,975
                                                   ------------
                   PROFESSIONAL SERVICES: 2.9%
      90,000 (a)   Convergys Corp.                    1,732,500
                                                   ------------
                   PUBLISHING: 2.3%
     150,300 (a)   Hollinger Canadian Publishing      1,367,730
                                                   ------------
                   RETAIL: 3.8%
     140,200       Kmart                              2,304,538
                                                   ------------
                   RETAIL CLOTHING: 2.3%
      73,200       Polo Ralph Lauren Corp.            1,390,800
                                                   ------------
                   TECHNOLOGY: 7.6%
      75,000       Comsat Corp.                       2,437,500
      50,400       General Instrument Corp.           2,142,000
                                                   ------------
                                                      4,579,500
                                                   ------------
                   TRUCKING & LEASING: 1.8%
      40,900       Ryder                              1,063,400
                                                   ------------
                   UTILITIES: 4.9%
      41,800       Montana Power Co.                  2,946,900
                                                   ------------
                   Total Common Stocks
                   (Cost $47,910,468)                57,514,411
                                                   ------------
MUTUAL FUNDS: 1.6%

                   INVESTMENT COMPANIES: 1.6%
      99,800       John Hancock Bank & Thrift
                   Opportunity Fund                     948,100
                                                   ------------
                   Total Mutual Funds
                   (Cost $814,710)                      948,100
                                                   ------------
                   Total Long-Term Investments
                   (Cost $48,725,178)                58,462,511
                                                   ------------

Principal
Amount                                                Value
-------------                                      ------------
SHORT-TERM INVESTMENTS: 3.4%

                   REPURCHASE AGREEMENT: 3.4%
 $2,025,000        State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $2,010,000 U.S. Treasury Notes,
                   6.375% due 09/30/01, Market
                   Value $2,066,984)               $  2,025,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $2,025,000)                  2,025,000
                                                   ------------
   4,562,412       TOTAL INVESTMENTS
                   (COST $50,750,178)*    100.2%     60,487,511
                   OTHER ASSETS AND
                   LIABILITIES, NET        (0.2%)       (91,771)
                                         ------    ------------
                   NET ASSETS             100.0%   $ 60,395,740
                                         ======    ============
(a) Non-incomeeeee producing security

* Cost for federal income tax purposes is $50,843,057. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 11,180,372
                   Gross Unrealized Depreciation     (1,535,918)
                                                   ------------
                   Net Unrealized Appreciation     $  9,644,454
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 99.4%

                   ADVERTISING: 1.5%
      14,500 (a)   Doubleclick, Inc.               $  1,330,375
      36,200       Omnicom Group                      2,896,000
                                                   ------------
                                                      4,226,375
                                                   ------------
                   AIRLINES: 0.7%
      66,400       Southwest Airlines                 2,066,700
                                                   ------------
                   BIOTECHNOLOGY: 2.0%
      29,000 (a)   Biogen, Inc.                       1,865,063
      39,200 (a)   Genzyme Corp. --
                   General Division                   1,901,200
      13,900 (a)   Immunex Corp.                      1,771,381
                                                   ------------
                                                      5,537,644
                                                   ------------
                   BROADCASTING: 5.4%
           1 (a)   Clear Channel Communications              11
      90,600 (a)   Cox Communications, Inc.
                   Class A                            3,335,213
      33,100 (a)   Hispanic Broadcasting Corp.        2,511,462
      38,300 (a)   Univision Communications
                   Class A                            2,527,800
     115,800 (a)   USA Networks, Inc.                 4,646,475
      59,400 (a)   Westwood One, Inc.                 2,119,838
                                                   ------------
                                                     15,140,799
                                                   ------------
                   CHEMICALS -- SPECIALTY: 0.8%
      72,400 (a)   Cytec Industries                   2,307,750
                                                   ------------
                   CIRCUITS: 1.5%
      43,500 (a)   Analog Devices                     2,183,156
      27,700 (a)   Sanmina Corp.                      2,101,738
                                                   ------------
                                                      4,284,894
                                                   ------------
                   COMPUTERS: 5.8%
      41,800 (a)   ASM Lithography Holding N.V.       2,481,875
      27,700 (a)   Comverse Technology, Inc.          2,091,350
      50,100 (a)   Extreme Networks, Inc.             2,908,931
      54,200 (a)   Network Appliance, Inc.            3,028,425
      23,100 (a)   Rambus, Inc.                       2,129,531
      40,200 (a)   Verisign, Inc.                     3,467,250
                                                   ------------
                                                     16,107,362
                                                   ------------
                   COMPUTER SERVICES: 1.3%
      53,200 (a)   Computer Sciences               $  3,680,775
                                                   ------------
                   COMPUTER SOFTWARE: 5.4%
      73,500 (a)   BMC Software                       3,969,000
      56,700 (a)   New Era Of Networks, Inc.          2,491,256
     163,000 (a)   Novell, Inc.                       4,319,500
      47,150 (a)   Veritas Software Corp.             4,476,303
                                                   ------------
                                                     15,256,059
                                                   ------------

                   CONTAINERS - METAL/GLASS: 1.3%
     111,000 (a)   Owens-Illinois, Inc.               3,628,313
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 2.2%
      27,600       Allergan, Inc.                     3,063,600
      65,400 (a)   Forest Laboratories, Inc. Class A  3,024,750
                                                   ------------
                                                      6,088,350
                                                   ------------
                   ELECTRIC: 2.3%
      67,200 (a)   AES Corp.                          3,906,000
      34,900       Montana Power Co.                  2,460,450
                                                   ------------
                                                      6,366,450
                                                   ------------
                   ELECTRONICS: 10.9%
      31,100 (a)   Applied Micro Circuits             2,557,975
     129,800 (a)   Conexant Systems, Inc.             7,536,512
      96,800 (a)   LSI Logic Corp.                    4,464,900
      38,500 (a)   PMC-Sierra, Inc.                   2,269,094
      38,200 (a)   Teradyne, Inc.                     2,740,850
      23,200 (a)   Uniphase Corp.                     3,851,200
      40,100 (a)   Vitesse Semiconductor Corp.        2,704,244
      74,100 (a)   Xilinx, Inc.                       4,242,225
                                                   ------------
                                                     30,367,000
                                                   ------------
                   FIBER OPTICS: 1.8%
      96,900 (a)   Ciena Corp.                        2,925,169
      56,800 (a)   Metromedia Fiber Network
                   Class A                            2,041,250
                                                   ------------
                                                      4,966,419
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   FINANCIAL SERVICES: 5.0%
      45,000       Capital One Financial Corp.     $  2,505,937
      33,900       Charles Schwab Corp.               3,724,763
      34,800       Donaldson, Lufkin & Jenrette       2,096,700
      47,600 (a)   E*trade Group, Inc.                1,901,025
      74,450 (a)   Fiserv, Inc.                       2,331,216
      56,000 (a)   TD Waterhouse Group                1,403,500
                                                   ------------
                                                     13,963,141
                                                   ------------
                   HEALTH CARE: 0.7%
      24,300 (a)   Wellpoint Health Network           2,062,463
                                                   ------------
                   INTERNET SOFTWARE: 7.1%
      52,800 (a)   At Home Corp. Series A             2,847,900
      22,500 (a)   CMGI, Inc.                         2,566,406
      24,400 (a)   Exodus Communications              2,926,475
      48,600 (a)   Network Solutions, Inc.            3,845,475
      46,600 (a)   Northpoint Communications          1,700,900
      33,700 (a)   Realnetworks, Inc.                 2,321,087
      32,200 (a)   Rythms Netconnections, Inc.        1,879,675
      23,800 (a)   Vignette Corp.                     1,785,000
                                                   ------------
                                                     19,872,918
                                                   ------------
                   MEDICAL -- DRUGS: 1.4%
      57,100 (a)   Medimmune, Inc.                    3,868,525
                                                   -------------
                   MEDICAL INFORMATION SYSTEM: 0.7%
      67,000       IMS Health, Inc.                   2,093,750
                                                   ------------
                   MEDICAL PRODUCTS: 2.3%
       7,017 (a)   Genzyme Surgical Products             30,920
      28,800 (a)   Minimed, Inc.                      2,215,800
      51,900 (a)   Visx, Inc.                         4,109,831
                                                   ------------
                                                      6,356,551
                                                   ------------
                   METAL -- ALUMINUM: 0.7%
      33,300       Reynolds Metals Co.                1,964,700
                                                   ------------
                   OFFICE SUPPLIES & FORMS: 0.7%
      32,500       Avery-Dennison Corp.               1,962,188
                                                   ------------
                   OIL & GAS: 8.0%
      70,800       Apache Corp.                    $  2,761,200
      59,500       Burlington Resources, Inc.         2,573,375
     175,500       Ensco International, Inc.          3,499,031
     158,500 (a)   Global Industries, Ltd.            2,030,781
     157,900 (a)   Global Marine, Inc.                2,437,581
     119,800 (a)   Rowan Companies                    2,208,813
     102,300 (a)   Smith International, Inc.          4,443,656
      69,900 (a)   Weatherford International, Inc.    2,560,087
                                                   ------------
                                                     22,514,524
                                                   ------------
                   OPTICAL SUPPLIES: 1.6%
      57,900       Bausch & Lomb, Inc.                4,429,350
                                                   ------------
                   OTHER COMMERCIAL SERVICES: 0.9%
      60,500 (a)   Concord EFS, Inc.                  2,559,906
                                                   ------------
                   PACKAGING & CONTAINERS: 1.1%
     147,700 (a)   Smurfit-Stone Container Corp.      3,037,081
                                                   ------------
                   PRINTER & RELATED PRODUCTS: 0.9%
      36,600 (a)   Lexmark International Group, Inc.  2,417,888
                                                   ------------
                   RECREATIONAL PRODUCTS: 1.0%
      51,000       Harley Davidson, Inc.              2,773,125
                                                   ------------
                   RETAIL: 13.6%
      66,600 (a)   Abercrombie & Fitch Co.
                   Class A                            3,196,800
      55,800 (a)   American Eagle Outfitters          2,538,900
      73,400 (a)   Bed Bath & Beyond, Inc.            2,825,900
      59,700 (a)   Best Buy Company, Inc.             4,029,750
      54,400       Circuit City Stores                5,059,200
      27,100 (a)   Etoys, Inc.                        1,104,325
      56,175       Intimate Brands, Inc.              2,661,290
      26,200 (a)   Kohls Corp.                        2,022,313
     162,200 (a)   Pacific Sunwear of California      3,953,625
      17,200 (a)   Priceline.com, Inc.                1,987,675
     163,250 (a)   Staples, Inc.                      5,050,547
     101,900 (a)   Starbucks Corp.                    3,827,619
                                                   ------------
                                                     38,257,944
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
                   STEEL -- PRODUCERS: 0.7%
      86,300       AK Steel Holding Corp.          $  1,941,750
                                                   ------------
                   TELECOMMUNICATIONS: 10.1%
      60,500 (a)   American Tower Corp. Class A       1,452,000
      63,100 (a)   Crown Castle International Corp.   1,313,269
      65,700 (a)   General Instrument Corp.           2,792,250
      41,700 (a)   Global Telesystems Group, Inc.     3,377,700
      36,600 (a)   RF Micro Devices, Inc.             2,731,275
      60,100 (a)   Sprint Corp. -- PCS Group          3,433,212
      80,700 (a)   Time Warner Telecom Class A        2,340,300
     161,600 (a)   Voicestream Wireless Corp.         4,595,500
     130,400 (a)   Winstar Communications, Inc.       6,357,000
                                                   ------------
                                                     28,392,506
                                                   ------------
                   Total Common Stocks
                   (Cost $213,545,009)              278,493,200
                                                   ------------
                   Total Long-Term Investments
                   (Cost $213,545,009)              278,493,200
                                                   ------------

Principal
Amount                                                Value
------------                                       ------------
SHORT-TERM INVESTMENTS: 1.2%

                   REPURCHASE AGREEMENT: 1.2%
  $3,347,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $3,320,000 U.S. Treasury Notes,
                   6.375% due 09/30/01, Market
                   Value $3,414,122)               $  3,347,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $3,347,000)                  3,347,000
                                                   ------------
                   TOTAL INVESTMENTS (COST
                   $216,892,009)*          100.6%   281,840,200
                   OTHER ASSETS AND
                   LIABILITIES, NET         (0.6)%   (1,704,815)
                                          ------   ------------
                   NET ASSETS              100.0%  $280,135,385
                                          ======   ============

(a) Non-income producing security

  * Cost for federal income tax purposes is $217,660,681
    Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 69,334,971
                   Gross Unrealized Depreciation     (5,155,452)
                                                   ------------
                   Net Unrealized Appreciation     $ 64,179,519
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
-----------                                        ------------
COMMON STOCKS: 97.8%

                   ADVERTISING: 0.5%
      11,800 (a)   Abacus Direct Corp.             $  1,079,700
      30,700 (a)   Getty Images, Inc.                   579,462
                                                   ------------
                                                      1,659,162
                                                   ------------
                   AEROSPACE/DEFENSE: 0.8%
      11,500 (a)   Aeroflex, Inc.                       227,125
      24,400 (a)   Kellstrom Industries, Inc.           445,300
      36,400 (a)   L-3 Communications Holdings, Inc.  1,758,575
                                                   ------------
                                                      2,431,000
                                                   ------------
                   AIRLINES: 0.4%
      10,600 (a)   Mesaba Holdings, Inc.                135,150
      18,600 (a)   Midwest Express Holdings             632,400
      25,000 (a)   Skywest, Inc.                        623,437
                                                   ------------
                                                      1,390,987
                                                   ------------
                   AUCTION HOUSE/ART DEALER: 0.3%
      27,800       Sotheby's Holdings, Inc. Class A   1,059,875
                                                   ------------
                   AUDIO/VIDEO PRODUCTS: 0.3%
      22,700 (a)   Polycom, Inc.                        885,300
                                                   ------------
                   BANKS: 0.5%
      30,800       Peoples Heritage Financial Group     579,425
      33,174       Provident Bankshares Corp.           771,290
       6,300       Western Bancorp                      274,050
                                                   ------------
                                                      1,624,765
                                                   ------------
                   BIOTECHNOLOGY: 0.9%
      37,300 (a)   IDEC Pharmaceuticals Corp.         2,874,431
                                                   ------------
                   BROADCASTING: 2.4%
      27,000 (a)   Citadel Communications Corp.    $    977,063
      18,200 (a)   Cumulus Media, Inc. Class A          398,125
      37,500 (a)   Emmis Communications Corp.
                   Class A                            1,851,562
      32,600 (a)   Entercom Communications Corp.      1,393,650
      27,500 (a)   Pegasus Communications Corp.       1,084,531
       5,300 (a)   Radio One, Inc.                      246,450
      39,196 (a)   Saga Communications, Inc. Class A    730,026
      27,900 (a)   SBS Broadcasting S.A.                899,775
                                                   ------------
                                                      7,581,182
                                                   ------------
                   BUILDING & CONSTRUCTION PRODUCTS - MISC: 0.4%
      11,000       Elcor Corp.                          480,562
      36,300 (a)   Dal-Tile International, Inc.         412,913
       9,400 (a)   Simpson Manufacturing Co., Inc.      446,500
                                                   ------------
                                                      1,339,975
                                                   ------------

                   BUILDING - MOBILE HOMES/
                     MANUFACTURED HOMES: 0.2%
      23,700       Winnebago Industries, Inc.           533,250
                                                   ------------
                   CHEMICALS: 0.4%
      18,300       MacDermid, Inc.                      850,950
      15,200       Spartech Corp.                       480,700
                                                   ------------
                                                      1,331,650
                                                   ------------
                   CIRCUITS: 0.7%
      30,000 (a)   Power Integrations, Inc.           2,193,750
                                                   ------------
                   COMMERCIAL SERVICES: 3.9%
       2,300 (a)   Career Education Corp.                77,769
      71,100 (a)   Century Business Services, Inc.    1,030,950
      11,800 (a)   Forrester Research, Inc.             295,000
      15,500       Hooper Holmes, Inc.                  315,812
      18,700 (a)   International Telecommunications
                   Data Systems                         299,200
      39,700 (a)   Korn-Ferry Int'l                     674,900
      35,000 (a)   Lason, Inc.                        1,736,875
      14,200 (a)   National Equipment Services          170,400
      34,500 (a)   NCO Group, Inc.                    1,311,000
       2,200 (a)   Newgen Results Corp.                  26,400
      18,200 (a)   Nielsen Media Research, Inc.         532,350

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
      59,410 (a)   NOVA Corp.                      $  1,485,250
      45,400 (a)   Novacare Employee Services           124,850
      18,300 (a)   On Assignment, Inc.                  478,087
       6,300 (a)   Personnel Group Of America, Inc.      63,000
      26,100 (a)   Prepaid Legal Services, Inc.         709,594
      18,300 (a)   Probusiness Services, Inc.           656,513
      13,200 (a)   Profit Recovery Group Int'l          624,525
      13,700 (a)   Quanta Services, Inc.                602,800
       9,600       Select Appointments Holdings
                   ADR                                  230,400
       9,200       Service Corp. Int'l                  177,100
      38,800 (a)   USWeb Corp.                          860,875
                                                   ------------
                                                     12,483,650
                                                   ------------
                   COMPUTERS: 6.9%
      32,000 (a)   Affiliated Computer Services, Inc.
                   Class A                            1,620,000
      56,050 (a)   Apex PC Solutions, Inc.            1,149,025
      20,800 (a)   Comverse Technology, Inc.          1,570,400
      33,500 (a)   Electronics For Imaging            1,721,062
      19,300 (a)   Extreme Networks, Inc.             1,120,606
      12,300       Factset Research Systems, Inc.       696,487
       5,700 (a)   Globix Corp.                         251,869
      28,850       Henry (Jack) & Associates          1,132,363
       6,400 (a)   International Integration, Inc.      144,000
       6,000 (a)   IXL Enterprises, Inc.                161,250
      37,400 (a)   Mentor Graphics Corp.                479,188
      41,200 (a)   Network Appliance, Inc.            2,302,050
      18,600 (a)   Rambus, Inc.                       1,714,688
       2,500 (a)   Redback Networks, Inc.               313,906
      48,700 (a)   S3, Inc.                             442,866
      28,500 (a)   Sandisk Corp.                      1,282,500
      41,900 (a)   Sequent Computer Systems, Inc.       743,725
      32,400 (a)   Sykes Enterprises, Inc.            1,081,350
      90,700 (a)   Whittman-Hart, Inc.                2,879,725
      34,500 (a)   Xircom, Inc.                       1,037,156
                                                   ------------
                                                     21,844,216
                                                   ------------
                   COMPUTER SOFTWARE: 8.1%
      39,000 (a)   Acclaim Entertainment, Inc.          248,625
      22,500 (a)   Advantage Learning Systems, Inc.     497,812
      29,800 (a)   AVT Corp.                          1,128,675
      20,500 (a)   BindView Development Corp.           486,875
      17,700 (a)   Business Objects S.A. ADR            646,050
      26,200 (a)   Clarify, Inc.                   $  1,080,750
       9,000 (a)   Concur Technologies, Inc.            253,125
       7,300 (a)   Exchange Applications, Inc.          297,475
      35,400 (a)   Fundtech, Ltd.                       918,188
      46,900 (a)   Harbinger Corp.                      586,250
      62,600 (a)   ISS Group, Inc.                    2,363,150
      46,200 (a)   Legato Systems, Inc.               2,668,050
      36,800 (a)   Macromedia, Inc.                   1,297,200
     110,200 (a)   Mercury Interactive Corp.          3,898,325
      13,500 (a)   National Instruments Corp.           545,062
      15,600 (a)   New ERA Of Networks, Inc.            685,425
       4,800 (a)   Onyx Software Corp.                  103,800
      38,600 (a)   Peregrine Systems, Inc.              991,538
      60,400 (a)   Pinnacle Systems, Inc.             2,030,950
       7,100 (a)   Razorfish, Inc.                      263,144
      53,300       Reynolds & Reynolds Class A        1,242,556
       8,400 (a)   Serena Software, Inc.                112,875
      36,200 (a)   Symantec Corp.                       923,100
      27,000 (a)   TSI International Software, Ltd.     766,125
      12,600 (a)   Verity, Inc.                         682,762
      25,600 (a)   Visual Networks, Inc.                819,200
                                                   ------------
                                                     25,537,087
                                                   ------------
                   CONSULTING SERVICES: 0.2%
      27,000 (a)   Superior Consultant Holdings Corp.   666,562
                                                   ------------
                   CONSUMER PRODUCTS: 0.3%
      22,000 (a)   The Scotts Co.                     1,047,750
                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.8%
      56,800 (a)   Brightpoint, Inc.                    344,350
      33,000 (a)   CDW Computer Centers, Inc.         1,452,000
      34,125 (a)   Insight Enterprises, Inc.            844,594
                                                   ------------
                                                      2,640,944
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 5.1%
      11,600 (a)   Advance Paradigm, Inc.               707,600
      28,400 (a)   Alkermes, Inc.                       656,750
      28,100       Alpharma, Inc.                       999,306
      18,200 (a)   Andrx Corp.                        1,403,675
      50,133       Bindley Western Industries, Inc.   1,156,200
      65,300 (a)   Biomatrix, Inc.                    1,412,112
       4,600 (a)   ChiRex, Inc.                         147,775

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
      27,900 (a)   Gilead Sciences, Inc.           $  1,457,775
      58,700       Jones Medical Industries, Inc.     2,311,313
      59,450 (a)   Medicis Pharmaceutical Class A     1,508,544
      39,000 (a)   Medimmune, Inc.                    2,642,250
      31,600 (a)   NBTY, Inc.                           205,400
      27,700 (a)   Nexstar Pharmaceuticals, Inc.        552,269
      20,900 (a)   Priority Healthcare Corp.            721,050
      19,500 (a)   Trimeris, Inc.                       282,750
                                                   ------------
                                                     16,164,769
                                                   ------------
                   ELECTRONIC COMPONENTS & SEMICONDUCTORS: 12.8%
      34,400 (a)   Alpha Industries, Inc.             1,638,300
      42,100 (a)   American Xtal Technology, Inc.     1,002,506
      38,800 (a)   Applied Micro Circuits Corp.       3,191,300
      23,000 (a)   Burr-Brown Corp.                     842,375
      30,800 (a)   C-Cube Microsystems, Inc.            975,975
      41,000 (a)   Credence Systems Corp.             1,522,125
       9,000       CTS Corp.                            630,000
      38,300 (a)   Cymer, Inc.                          957,500
      63,000 (a)   Cypress Semiconductor Corp.        1,039,500
      27,800 (a)   DII Group, Inc.                    1,037,287
      14,700 (a)   Electro Scientific Industries, Inc.  614,184
      49,700 (a)   Flextronics International, Ltd.    2,758,350
      11,800 (a)   Genesis Microchip, Inc.              278,775
       2,700 (a)   Globespan, Inc.                      107,325
       9,300 (a)   HI/FN, Inc.                          707,962
      38,200 (a)   Kulicke & Soffa Industries         1,024,237
      33,300 (a)   LAM Research Corp.                 1,554,694
      20,000 (a)   Micrel, Inc.                       1,480,000
      25,700 (a)   Microchip Technology, Inc.         1,217,537
      22,700 (a)   MIPS Technologies, Inc.            1,088,181
      14,000 (a)   Moog, Inc. Class A                   481,250
      19,200 (a)   Novellus Systems, Inc.             1,310,400
      26,400       Optical Coating Laboratory, Inc.   2,207,700
      41,000 (a)   PMC-Sierra, Inc.                   2,416,438
      29,100 (a)   Qlogic Corp.                       3,841,200
      31,000 (a)   SDL, Inc.                          1,582,938
      53,150 (a)   SLI, Inc.                          1,435,050
      33,300 (a)   Transwitch Corp.                   1,577,588
       9,000 (a)   TriQuint Semiconductor, Inc.         511,313
         200 (a)   Triumph Group, Inc.                    5,100
       8,000 (a)   Uniphase Corp.                     1,328,000
                                                   ------------
                                                     40,365,090
                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.9%
      49,250 (a)   Dycom Industries, Inc.          $  2,758,000
                                                   ------------
                   ENTERTAINMENT: 1.4%
       9,700 (a)   Championship Auto Racing Teams       290,394
      28,100 (a)   Cinar Corp. Class B                  688,450
      13,000 (a)   Image Entertainment, Inc.             84,500
      17,000 (a)   Macrovision Corp.                  1,272,875
      23,400 (a)   SFX Entertainment, Inc.            1,497,600
      42,100 (a)   Sunterra Corp.                       586,769
                                                   ------------
                                                      4,420,588
                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.3%
      19,600 (a)   Casella Waste Systems, Inc. Class A  509,600
      33,445 (a)   Tetra Tech, Inc.                     551,843
                                                   ------------
                                                      1,061,443
                                                   ------------
                   FINANCIAL SERVICES: 2.9%
      16,000 (a)   Affiliated Managers Group            483,000
      19,200       American Capital Strategies          350,400
       9,600 (a)   Coinstar, Inc.                       275,400
       2,400 (a)   E-Loan, Inc.                          92,550
      18,000 (a)   First Sierra Financial, Inc.         450,000
      29,100 (a)   Hambrecht & Quist, Inc.            1,080,337
      55,800       Metris Cos., Inc.                  2,273,850
      36,500 (a)   National Discount Brokers
                   Group, Inc.                        2,117,000
       9,400       SEI Investments Co.                  829,550
      16,600       Southwest Securities Group, Inc.   1,191,050
                                                   ------------
                                                      9,143,137
                                                   ------------
                   FOOD & BEVERAGES: 0.7%
      12,900 (a)   Canandaigua Brands, Inc. Class A     676,444
      27,100 (a)   Hain Food Group, Inc.                558,937
      23,700 (a)   Merkert American Corp.               225,150
      28,100       Michael Foods, Inc.                  660,350
                                                   ------------
                                                      2,120,881
                                                   ------------
                   FOOTWEAR & RELATED APPAREL: 0.7%
      45,000       K-Swiss, Inc.                      2,092,500
      18,000 (a)   Skechers U.S.A., Inc.                189,000
                                                   ------------
                                                      2,281,500
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
----------                                            -----------
                 HEALTH CARE: 1.5%
    97,100 (a)   Apria Healthcare Group               $ 1,650,700
    16,000 (a)   Mede America Corp.                       604,000
    30,600 (a)   MedQuist, Inc.                         1,338,750
     6,200 (a)   Novoste Corp.                            130,200
    18,100 (a)   Perclose, Inc.                           869,931
                                                      -----------
                                                        4,593,581
                                                      -----------
                 HOME BUILDING: 0.9%
    20,100 (a)   Crossmann Communities, Inc.              584,156
    26,500       M/I Schottenstein Homes, Inc.            488,594
    23,500       MDC Holdings, Inc.                       505,250
    23,550 (a)   National RV Holdings, Inc.               571,087
    18,500       Ryland Group, Inc.                       549,219
                                                      -----------
                                                        2,698,306
                                                      -----------
                 HOSPITALS: 0.1%
    15,400 (a)   Province Healthcare Co.                  300,300
                                                      -----------
                 INTERNET: 7.2%
    14,800 (a)   24/7 Media, Inc.                         569,800
    26,800 (a)   AboveNet Communications, Inc.          1,082,050
     4,700 (a)   AppliedTheory Corp.                       59,925
    12,600 (a)   AppNet Systems, Inc.                     169,312
     5,800 (a)   BackWeb Technologies, Ltd.               158,775
    19,400 (a)   Cdnow, Inc.                              341,925
    49,800 (a)   Concentric Network Corp.               1,979,550
     8,200 (a)   EarthWeb, Inc.                           305,450
    32,600 (a)   Exodus Communications, Inc.            3,909,962
    22,500 (a)   F5 Networks, Inc.                        922,500
     5,700 (a)   Fatbrain.com, Inc.                        95,475
    19,500 (a)   Flycast Communications Corp.             372,937
    11,600 (a)   GoTo.com, Inc.                           324,800
     4,500 (a)   High Speed Access Corp.                  115,312
    16,200 (a)   iMALL, Inc.                              309,825
    27,700 (a)   Infospace.com, Inc.                    1,301,900
    22,800 (a)   InterVU, Inc.                            873,525
    11,200 (a)   Lycos, Inc.                            1,029,000
     9,000 (a)   Mail.com, Inc.                           169,312
    16,000 (a)   MapQuest.com, Inc.                       261,000
     9,900 (a)   NetObjects, Inc.                          79,819
    20,300 (a)   Netopia, Inc.                            461,825
     3,100 (a)   PCOrder.com, Inc.                        128,844
     6,300 (a)   Persistence Software, Inc.           $    85,838
     9,700 (a)   Proxicom, Inc.                           249,169
    13,700 (a)   RoweCom, Inc.                            208,925
     2,300 (a)   Scient Corp.                             109,394
    73,000 (a)   Security First Technologies Co.        3,294,125
    10,800 (a)   Software.com, Inc.                       250,425
    18,600 (a)   Sportsline USA, Inc.                     667,275
     7,200 (a)   Stamps.com, Inc.                         126,000
     1,700 (a)   StarMedia Network, Inc.                  109,013
    27,772 (a)   UBID, Inc.                               888,715
     8,100 (a)   USinternetworking, Inc.                  340,200
    19,000 (a)   Verio, Inc.                            1,320,500
     2,600 (a)   VerticalNet, Inc.                        272,675
                                                      -----------
                                                       22,945,077
                                                      -----------
                 LEISURE/GAMING: 0.5%
    20,500 (a)   American Classic Voyages Co.             492,000
    52,700 (a)   Family Golf Centers, Inc.                405,131
    45,000 (a)   Williams Industries, Inc.                765,000
                                                      -----------
                                                        1,662,131
                                                      -----------
                 MACHINERY: 1.6%
    83,765 (a)   Motivepower Industires, Inc.           1,486,829
    26,700 (a)   PRI Automation, Inc.                     967,875
    22,500 (a)   SpeedFam-IPEC, Inc.                      361,406
    72,100 (a)   Terex Corp.                            2,194,544
                                                      -----------
                                                        5,010,654
                                                      -----------
                 MEDICAL PRODUCTS & SERVICES: 2.4%
    18,600 (a)   Cytyc Corp.                              362,700
    17,900 (a)   Hanger Orthopedic Group, Inc.            253,956
    14,200 (a)   Laser Vision Centers, Inc.               894,600
    47,200 (a)   Minimed, Inc.                          3,631,450
    33,900 (a)   Molecular Devices Corp.                1,271,250
     5,800 (a)   Optimal Robotics Corp.                    57,638
    18,000 (a)   ResMed, Inc.                             597,375
    13,600 (a)   Xomed Surgical Products, Inc.            662,150
                                                      -----------
                                                        7,731,119
                                                      -----------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
----------                                              ----------
                 MEDICAL SYSTEMS: 1.2%
    18,000 (a)   Cerner Corp.                           $  377,437
    27,200 (a)   Infocure Corp.                          1,439,900
    41,050 (a)   LCA-Vision, Inc.                          382,278
    10,800 (a)   Mediconsult.com, Inc.                     112,725
    27,500 (a)   TLC The Laser Center, Inc.              1,320,000
                                                        ----------
                                                         3,632,340
                                                        ----------
                 METAL FABRICATION/HARDWARE: 0.5%
    26,500 (a)   Mueller Industries, Inc.                  899,344
    42,200 (a)   Transportation Technologies
                 Industries, Inc.                          559,150
                                                        ----------
                                                         1,458,494
                                                        ----------
                 NETWORKING PRODUCTS: 1.6%
    73,700 (a)   Ancor Communications, Inc.              2,386,037
    18,700 (a)   Black Box Corp.                           937,338
    19,319 (a)   Cisco Systems, Inc.                     1,246,068
    10,800 (a)   MMC Networks, Inc.                        483,300
                                                        ----------
                                                         5,052,743
                                                        ----------
                 OIL & GAS SERVICES: 2.9%
     9,100 (a)   Atwood Oceanics, Inc.                     284,375
    35,400 (a)   Barrett Resources Corp.                 1,358,475
    37,100 (a)   BJ Services Co.                         1,092,131
    27,100 (a)   CAL Dive International, Inc.              809,612
    12,000 (a)   Dril-Quip                                 275,250
    67,600 (a)   Global Industries, Ltd.                   866,125
    34,400 (a)   Marine Drilling Cos., Inc.                470,850
    18,600 (a)   Nabors Industries, Inc.                   454,537
     4,437 (a)   Pool Energy Services Co.                   90,127
    78,900 (a)   Pride International, Inc.                 833,381
    20,900 (a)   Smith International, Inc.                 907,844
    10,500 (a)   Stone Energy Corp.                        444,937
    49,400 (a)   Tuboscope, Inc.                           676,162
    19,500 (a)   Unit Corp.                                158,438
    18,600 (a)   UTI Energy Corp.                          308,063
    21,000 (a)   Varco International, Inc.                 229,688
                                                        ----------
                                                         9,259,995
                                                        ----------
                 PIPELINES: 0.1%
    22,700       Western Gas Resources, Inc.               363,200
                                                        ----------
                 PRINTING -- COMMERCIAL: 1.2%
    40,500 (a)   Consolidated Graphics, Inc.            $2,025,000
   112,200 (a)   Mail-Well, Inc.                         1,816,238
                                                        ----------
                                                         3,841,238
                                                        ----------
                 PUBLISHING: 0.5%
    27,700 (a)   Big Flower Holdings, Inc.                 882,938
    26,800 (a)   Playboy Enterprises, Inc. Class B         711,875
                                                        ----------
                                                         1,594,813
                                                        ----------
                 REAL ESTATE INVESTMENT TRUSTS: 0.5%
    27,500       Golf Trust Of America, Inc.               672,031
    42,825       Kilroy Realty Corp.                     1,043,859
                                                        ----------
                                                         1,715,890
                                                        ----------
                 RECREATIONAL CENTERS: 0.2%
    24,600 (a)   Bally Total Fitness Holdings              698,025
                                                        ----------
                 RETAIL: 9.1%
    38,481 (a)   99 Cents Only Stores                    1,921,645
    56,200 (a)   Ames Department Stores, Inc.            2,564,125
    45,200 (a)   Ann Taylor Stores Corp.                 2,034,000
    28,800 (a)   Bebe Stores, Inc.                         979,200
    19,200 (a)   Cheap Tickets, Inc.                       700,800
    39,400 (a)   Creative Computers, Inc.                  315,200
     1,800 (a)   Cutter & Buck, Inc.                        30,375
    32,700 (a)   Dave & Buster's, Inc.                     948,300
    41,250       Ethan Allen Interiors, Inc.             1,557,187
    37,900 (a)   Foodmaker, Inc.                         1,075,412
    27,500 (a)   Genesco, Inc.                             400,469
    53,000 (a)   Hollywood Entertainment Corp.           1,036,812
    18,500       Kenneth Cole Productions, Inc.
                 Class A                                   515,687
    30,000 (a)   Linens 'n Things, Inc.                  1,312,500
    46,000 (a)   Men's Wearhouse, Inc.                   1,173,000
    64,500 (a)   Micro Warehouse, Inc.                   1,152,938
    42,800 (a)   Musicland Stores Corp.                    379,850
    32,400 (a)   O'Reilly Automotive, Inc.               1,632,150
    29,850 (a)   Pacific Sunwear Of California             727,594

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                              Market
Shares                                                        Value
---------------                                            ------------
         48,700 (a)   Petsmart, Inc.                       $    499,175
         36,000       Pier 1 Imports, Inc.                      405,000
         13,950 (a)   Quicksilver, Inc.                         363,572
         13,500 (a)   ShopKo Stores, Inc.                       489,375
         23,500 (a)   Sonic Automotive, Inc.                    323,125
         51,750 (a)   Sonic Corp.                             1,688,344
         54,160 (a)   Sunglass Hut Int'l, Inc.                  930,875
         23,200 (a)   The Timberland Co. Class A              1,579,050
         74,400 (a)   Trans World Entertainment                 837,000
         17,600 (a)   Whitehall Jewellers, Inc.                 469,700
         18,600 (a)   Williams-Sonoma, Inc.                     647,513
                                                           ------------
                                                             28,689,973
                                                           ------------
                      SAVINGS & LOANS: 0.9%
         19,050       First Washington Bancorp, Inc.            382,191
         25,925       MAF Bancorp, Inc.                         628,681
         45,000 (a)   NetB@nk, Inc.                           1,710,000
                                                           ------------
                                                              2,720,872
                                                           ------------
                      SEISMIC DATA COLLECTOR: 0.2%
          1,195 (a)   Eagle Geophysical, Inc.                       896
         18,600 (a)   Seitel, Inc.                              301,088
         18,500 (a)   Veritas DGC, Inc.                         338,781
                                                           ------------
                                                                640,765
                                                           ------------
                      STEEL PIPE & TUBING: 0.0%
          5,112 (a)   Maverick Tube Corp.                        71,249
                                                           ------------
                      TELECOMMUNICATIONS: 10.0%
         47,000 (a)   American Tower Corp. Class A            1,128,000
         18,000 (a)   Antec Corp.                               577,125
          8,100 (a)   AudioCodes, Ltd.                          218,700
         14,800 (a)   Aware, Inc.                               682,650
         30,000 (a)   CapRock Communications Corp.            1,215,000
          3,400 (a)   Copper Mountain Networks, Inc.            262,650
          4,900 (a)   Digital Microwave Corp.                    62,475
         36,300 (a)   DSP Communications, Inc.                1,048,163
          6,900 (a)   Echostar Communications Corp.
                      Class A                                 1,058,719
         27,900 (a)   Gilat Satellite Networks, Ltd.          1,464,750
         79,400 (a)   GST Telecommunications, Inc.            1,047,087
         27,600 (a)   Hyperion Telecommunications, Inc.
                      Class A                                   519,225
         18,100 (a)   ICG Communications, Inc.             $    386,888
         14,200 (a)   Intermedia Communications, Inc.           426,000
         38,450 (a)   International Network Services          1,552,419
         21,400 (a)   Metromedia Fiber Network, Inc.            769,063
          9,000 (a)   Orckit Communications, Ltd.               222,750
         45,000 (a)   PairGain Technologies, Inc.               517,500
         34,800 (a)   Pinnacle Holdings, Inc.                   852,600
         48,200 (a)   Powerwave Technologies, Inc.            1,554,450
         36,200 (a)   Proxim, Inc.                            2,099,600
         37,900 (a)   RF Micro Devices, Inc.                  2,828,287
         56,300 (a)   TALK.com, Inc.                            633,375
         28,600 (a)   Terayon Corp.                           1,598,025
         27,200 (a)   Tut Systems, Inc.                       1,331,100
         22,500 (a)   US LEC Corp. Class A                      506,250
         51,400 (a)   Viatel, Inc.                            2,884,825
         42,400 (a)   VoiceStream Wireless Corp.              1,205,750
         29,100 (a)   Western Wireless Corp. Class A            785,700
         44,300 (a)   Winstar Communications, Inc.            2,159,625
                                                           ------------
                                                             31,598,751
                                                           ------------
                      TOYS/GAMES/HOBBIES: 0.5%
         48,700 (a)   Action Performance Co., Inc.            1,607,100
                                                           ------------
                      TRANSPORTATION: 1.4%
         15,900 (a)   Atlas Air, Inc.                           512,775
         38,000       Expeditors International, Inc.          1,035,500
         13,900 (a)   Forward Air Corp.                         390,938
         25,400 (a)   Swift Transportation Co., Inc.            558,800
         12,400       USFreightways Corp.                       574,275
         28,687       Varlen Corp.                            1,161,823
                                                           ------------
                                                              4,234,111
                                                           ------------
                      Total Common Stocks
                      (Cost $225,456,512)                   309,561,671
                                                           ------------
WARRANTS: 0.0%
                      MOTION PICTURES & SERVICES: 0.0%
          1,687 (a)   Iwerks Entertainment, Inc.                     --
                                                           ------------
                      Total Warrants (Cost $0)                       --
                                                           ------------
                      Total Long-Term Investments
                      (Cost $225,456,512)                   309,561,671
                                                           ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                              Value
------------                                    -------------
SHORT-TERM INVESTMENTS: 1.8%

              REPURCHASE AGREEMENT: 1.8%
 $5,561,000   State Street Bank & Trust
              Repurchase Agreement, 4.70%
              due 07/01/99 (Collateralized
              by
              $5,520,000 U.S. Treasury
              Notes,
              6.375% Due 09/30/2001,
              Market Value $5,676,492)          $   5,561,000
              Total Short-Term Investments
              (Cost $5,561,000)                     5,561,000
                                                -------------
              TOTAL INVESTMENTS IN
              SECURITIES (COST
              $231,017,512)*           99.6%      315,122,671
              OTHER ASSETS AND
              LIABILITIES, NET          0.4%        1,450,051
                                      ------    -------------
               NET ASSETS             100.0%    $ 316,572,722
                                      ======    =============
(a) Non-income producing security
ADR -- American Depository Receipt

* Cost for federal income tax purposes is $231,226,894. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation     $  96,254,942
              Gross Unrealized Depreciation       (12,359,165)
                                                -------------
              Net Unrealized Appreciation       $  83,895,777
                                                =============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
Bank and
Thrift Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                     Market
Shares                          Industry/Issuer                 Value
------------            ----------------------------------   ------------
COMMON STOCKS: 99.0%

                        AUTOMOTIVE: 1.0%
     413,000 (a)        Keystone Automotive Industries,
                        Inc.                                 $  7,175,875
                                                             ------------
                        BANKS: 58.2%
     173,500            Alabama National Bancorp (AL)           4,337,500
     276,057            Associated Bancorp (WI)                11,456,366
      14,500            BancFirst Corp. (OK)                      496,625
     196,800            BancWest Corp. (HI)                     7,306,200
     149,700            Bank Of The Ozarks (AR)                 2,713,313
     721,000            BankBoston Corp. (MA)                  36,861,125
     176,000            Banknorth Group, Inc. (VT)              5,808,000
      98,500            Bay Bancshares, Inc. (TX)               1,526,750
      49,000 (a)        BNCCorp., Inc. (ND)                       441,000
      66,134 (a)        BOK Financial Corp. (OK)                1,669,884
     280,675            BSB Bancorp, Inc. (NY)                  7,578,225
     110,000            Chittenden Corp. (VT)                   3,437,500
     108,600            CNBT Bankshares, Inc. (TX)              1,384,650
     290,000            Colonial BancGroup, Inc. (AL)           4,041,875
     101,500            Columbia Bancorp (MD)                   1,344,875
     558,500            Comerica, Inc. (MI)                    33,195,844
     126,428            Commerce Bancshares, Inc.
                        (MO)                                    5,088,727
     211,500            Community Bank Systems, Inc.
                        (NY)                                    5,366,813
     337,474            Community First Bankshares,
                        Inc. (ND)                               8,057,192
     245,500            Compass Bancshares, Inc. (AL)           6,689,875
      64,500            Cowlitz Bancorp (WA)                      427,312
     150,000            Financial Institutions (NY)             2,250,000
     327,700            First American Corp. (TN)              13,620,031
      24,000            First Merchants Corp. (IN)                570,000
       2,236            First National Bank Anchorge
                        (AK)                                    2,306,434
     301,955            First Security Corp. (UT)               8,228,274
     460,187            First Union Corp. (NC)                 21,628,789
     125,000            First United Bancshares (AR)            2,328,125
     255,908            Fleet Financial Group, Inc.
                        (MA)                                   11,355,918
     184,320            Greater Bay Bancorp (CA)                6,128,640
      38,500 (a)        Hamilton Bancorp (FL)                     924,000
     313,250            Hudson United Bancorp (NJ)              9,593,281
     179,623            Independent Bank Corp. (MI)             3,120,950
     525,800            KeyCorp. (OH)                        $ 16,891,325
     200,000            Lamar Capital Corp. (MS)                1,900,000
      19,300            National City Bancorp (MN)                402,887
     385,700            National City Corp. (OH)               25,263,350
      85,634            North Dallas Bank & Trust Co.
                        (TX)                                    2,911,556
     305,600            North Fork Bancorp (NY)                 6,513,100
      75,300            North Valley Bancorp (CA)                 941,250
     953,000            Pacific Century Finl Corp. (HI)        20,549,063
     829,000            Peoples Heritage Financial
                        Group (ME)                             15,595,562
     373,000            Prime Bancshares, Inc. (TX)             6,667,375
     240,000            Prosperity Bancshares, Inc. (TX)        3,510,000
     190,400            Regions Financial Corp. (AL)            7,318,500
      57,000 (a)        Six Rivers National Bank (CA)             769,500
     200,000            Southwest Bancorp (OK)                  4,500,000
     484,687            Sterling Bancshares, Inc. (TX)          6,482,688
     140,300            Summit Bancorp (NJ)                     5,866,293
     248,400            Summit Bancshares, Inc (TX)             4,315,950
     527,700 (a)(b)     Surety Capital Corp. (TX)                 989,437
     225,000 (a)        UCBH Holdings, Inc. (CA)                4,035,937
     453,900            Union Planters Corp. (TN)              20,283,656
   1,106,800            UnionBanCal Corp. (CA)                 39,983,150
     143,110 (a)        United Security Bancorp (WA)            1,860,430
     209,400            USBancorp, Inc. (PA)                    3,298,050
     135,350            West Coast Bancorp (OR)                 2,368,625
                                                             ------------
                                                              434,501,777
                                                             ------------
                        BUSINESS SERVICES: 0.4%
     244,500 (a)        CFI Proservices                         2,750,625
                                                             ------------
                        CONSTRUCTION: 0.3%
     342,500 (a)        Schuff Steel Co.                        2,033,594
                                                             ------------
                        FINANCE: 5.3%
     375,000 (a)(b)     International Aircraft Investors        2,683,594
     215,000            Liberty Financial Co., Inc.             6,261,875
     440,000            Sea Containers, Ltd.                   14,767,500
      34,000 (a)        Ugly Duckling Corp.                       246,500
   2,500,000 (a)        Unicapital Corp.                       15,781,250
                                                             ------------
                                                               39,740,719
                                                             ------------
                        HOME BUILDING: 1.4%
     614,075            D.R. Horton, Inc.                      10,208,997
                                                             ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
Bank and
Thrift Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                          Market
Shares                      Industry/Issuer               Value
------------          ------------------------------   ------------
                      INSURANCE: 2.7%
     177,000 (a)(b)   21st Century Holding Co.         $  1,216,875
     430,000 (a)(b)   American Safety Insurance
                      Group                               3,628,125
   1,151,000          ARM Financial Group, Inc.
                      Class A                             9,783,500
     756,500          Reliance Group Holdings             5,626,469
                                                       ------------
                                                         20,254,969
                                                       ------------
                      PRINTING: 1.6%
     955,160 (a)      Applied Graphics
                      Technologies                       12,058,895
                                                       ------------
                      RETAIL: 2.8%
     323,106 (a)      Consolidated Stores Corp.           8,723,862
     395,000 (a)      Michael's Stores, Inc.             12,096,875
                                                       ------------
                                                         20,820,737
                                                       ------------
                      SECURITIES RELATED BUSINESS: 4.5%
     741,900          Alliance Capital Management        23,972,644
     573,400          Freedom Securities Corp.            9,819,475
                                                       ------------
                                                         33,792,119
                                                       ------------
                      THRIFTS: 20.8%
     245,000          Astoria Financial Corp. (NY)       10,764,688
   1,746,340          Charter One Financial, Inc.
                      (OH)                               48,570,081
   1,261,238          Commercial Federal Corp.
                      (NE)                               29,244,945
      80,100          First Mutual Savings Bank
                      (WA)                                  961,200
     253,300          Golden West Financial Corp.
                      (CA)                               24,823,400
     149,400          Interwest Bancorp (WA)              3,735,000
      63,655          Laurel Capital Group, Inc.
                      (PA)                                1,022,458
     457,500 (a)      Seacoast Financial Services
                      Corp. (MA)                          5,204,062
      42,500          Timberland Bancorp (WA)               499,375
     849,800          Washington Mutual, Inc. (WA)       30,061,675
                                                       ------------
                                                        154,886,884
                                                       ------------
                      Total Common Stocks
                      (Cost $638,722,497)               738,225,191
                                                       ------------


Principal
Amount                                                   Value
------------                                         -------------
SHORT-TERM INVESTMENTS: 0.3%

                  REPURCHASE AGREEMENTS: 0.3%
 $2,321,000       State Street Bank & Trust
                  Repurchase Agreement, 4.70%
                  due 07/01/99 (Collateralized by
                  $2,305,000 U.S. Treasury Notes,
                  6.375% Market Value
                  $2,370,347,
                  Due 09/30/2001)                    $   2,321,000
                                                     -------------
                  Total Short-Term Investments
                  (Cost $2,321,000)                      2,321,000
                                                     -------------
                  TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $641,043,497)            99.3%       740,546,191
                  OTHER ASSETS AND
                  LIABILITIES, NET          0.7%         5,078,764
                                          ------     -------------
                  NET ASSETS              100.0%     $ 745,624,955
                                          ======     =============
(a) Non-income producing security
(b) Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.
ADR -- American Depository Receipt
Cost for federal income tax purposes is $641,047,122.
Net unrealized appreciation consists of:

             Gross Unrealized Appreciation           $ 159,276,901
             Gross Unrealized Depreciation             (59,777,832)
                                                     -------------
             Net Unrealized Appreciation             $  99,499,069
                                                     =============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                           Market
Shares                                                     Value
------------                                             ----------
COMMON STOCKS: 91.8%

                   AUSTRALIA: 0.7%
                   COMMERCIAL BANKS -- PACIFIC RIM: 0.4%
      29,200       Commonwealth Bank of Australia        $  464,018
      53,200       Suncorp-Metway, Ltd.                     316,367
                                                         ----------
                                                            780,385
                                                         ----------
                   DIVERSIFIED MINERALS: 0.3%
      64,500       Broken Hill Proprietary                  745,822
                                                         ----------
                   TOTAL AUSTRALIA                        1,526,207
                                                         ----------
                   BELGIUM: 0.8%
                   CELLULAR TELECOMMUNICATION: 0.2%
       7,400 (a)   Mobistar S.A.                            366,016
                                                         ----------
                   DIVERSIFIED FINANCIAL SERVICES: 0.3%
      19,200       Fortis                                   602,442
                                                         ----------
                   PHOTO -- EQUIPMENT/SUPPLIES : 0.3%
      36,700 (a)   AGFA Gevaert N.V.                        738,576
                                                         ----------
                   TOTAL BELGIUM                          1,707,034
                                                         ----------
                   BRAZIL: 1.4%
                   MONEY-CENTER BANKS: 0.4%
      74,400       Banco Santander Central                  774,321
                                                         ----------
                   PAPER & RELATED PRODUCTS: 0.4%
      37,700       Aracruz Celulose S.A. ADR                829,400
                                                         ----------
                   STEEL -- SPECIALTY: 0.3%
  29,397,000       Cia Siderurgica Nacional                 769,011
                                                         ----------
                   TELEPHONE -- LOCAL: 0.3%
      41,300       Tele Norte Leste Participacoes
                   ADR                                      766,631
                                                         ----------
                   TOTAL BRAZIL                           3,139,363
                                                         ----------
                   CANADA: 2.8%
                   CABLE TV: 0.1%
      19,800 (a)   Rogers Communications Class B            318,529
                                                         ----------
                   COMPUTER GRAPHICS: 0.2%
      28,400 (a)   ATI Technologies, Inc.                $  460,744
                                                         ----------
                   MEDICAL -- BIOMEDICAL/GENE: 1.5%
      53,400 (a)   Amgen, Inc.                            3,250,725
                                                         ----------
                   MEDICAL LASER SYSTEMS: 0.6%
      27,300 (a)   The Laser Center                       1,310,400
                                                         ----------
                   TELECOMMUNICATION EQUIPMENT: 0.4%
       9,500       Nortel Networks                          824,719
                                                         ----------
                   TOTAL CANADA                           6,165,117
                                                         ----------
                   FINLAND: 3.7%
                   PAPER & RELATED PRODUCTS: 0.3%
      69,200       Stora Enso OYJ-R Shares                  741,594
                                                         ----------
                   TELECOMMUNICATION EQUIPMENT: 3.0%
      71,200       Nokia Corp. ADR                        6,519,250
                                                         ----------
                   TELEPHONE -- INTEGRATED: 0.4%
      39,900       Sonera Group OYJ                         871,637
                                                         ----------
                   TOTAL FINLAND                          8,132,481
                                                         ----------
                   FRANCE: 4.1%
                   BUILDING PRODUCTS: 0.3%
       7,100       Lafarge                                  674,553
                                                         ----------
                   COMPUTER SERVICES: 0.7%
       9,200       Cap Gemini S.A.                        1,444,773
                                                         ----------
                   DIVERSIFIED OPERATIONS/COMMERCIAL
                   SERVICES: 0.4%
      10,600       Vivendi (EX -- Generale des Eaux)        857,984
                                                         ----------
                   MONEY-CENTER BANKS: 0.3%
       9,000       Banque Nationale de Paris                749,343
                                                         ----------
                   OIL COMPANY -- INTEGRATED: 0.9%
       4,300       Elf Aquitaine                            630,522
      10,900 (a)   Total Fina S.A.                        1,405,111
                                                         ----------
                                                          2,035,633
                                                         ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                    Market
Shares                                              Value
------------                                      ----------
                   OIL FIELD SERVICES: 0.2%
      10,300       Coflexip ADR                   $  448,050
                                                  ----------
                   RETAIL -- BUILDING PRODUCTS: 0.6%
       5,700       Castorama Dubois
                   Investissements SCA             1,350,920
                                                  ----------
                   TELEVISION: 0.7%
       6,100       TV Francaise                    1,420,578
                                                  ----------
                   TOTAL FRANCE                    8,981,834
                                                  ----------
                   GERMANY: 2.4%
                   AUTO -- CARS/LIGHT TRUCKS: 0.4%
       9,840       DaimlerChrysler AG                858,826
                                                  ----------
                   ELECTRIC UTILITIES: 0.4%
      16,300       Veba AG                           960,750
                                                  ----------
                   MACHINERY -- GENERAL INDUSTRY: 0.9%
      12,800       Mannesmann AG                   1,912,515
                                                  ----------
                   MEDICAL PRODUCTS: 0.5%
      18,000       Fresenius Medical Care          1,049,822
                                                  ----------
                   TELEPHONE -- INTEGRATED: 0.2%
      10,600       Deutsche Telekom AG               445,103
                                                  ----------
                   TOTAL GERMANY                   5,227,016
                                                  ----------
                   GREECE 0.3%
                   BUILDING PRODUCTS -- CEMENT/AGGREGATE: 0.3%
       7,000       Titan Cement Co.                  643,831
                                                  ----------
                   TOTAL GREECE                      643,831
                                                  ----------
                   HONG KONG: 0.9%
                   DIVERSIFIED OPERATIONS: 0.2%
     203,000       Beijing Enterprises               418,627
                                                  ----------
                   REAL ESTATE DEVELOPMENT: 0.7%
     289,700       New World Development             868,125
      67,000       Sun Hung Kai Properties           610,959
                                                  ----------
                                                   1,479,084
                                                  ----------
                   TOTAL HONG KONG                 1,897,711
                                                  ----------
                   HUNGARY: 0.3%
                   TELEPHONE -- INTEGRATED: 0.3%
      21,100       Matav RT ADR                   $  580,250
                                                  ----------
                   TOTAL HUNGARY                     580,250
                                                  ----------
                   INDIA: 0.0%
                   ELECTRIC -- INTEGRATED: 0.0%
         600       BSES Ltd.                           2,063
                                                  ----------
                   TOTAL INDIA                         2,063
                                                  ----------
                   INDONESIA: 0.6%
                   TELECOMMUNICATION SERVICES: 0.4%
   1,427,220       PT Telekomunikasi                 833,413
                                                  ----------
     258,000 (a)   PT Hanjaya Mandala Sampo          595,095
                                                  ----------
                   TOTAL INDONESIA                 1,428,508
                                                  ----------
                   IRELAND: 0.4%
                   BUILDING & CONSTRUCTION PROJECT --
                   MISCELLANEOUS: 0.4%
      49,500       CRH PLC                           877,325
                                                  ----------
                   TOTAL IRELAND                     877,325
                                                  ----------
                   ITALY: 1.5%
                   COMMERCIAL BANKS -- EUROPE: 0.4%
      21,500       Banca Popolare Di Bresci          920,527
                                                  ----------
                   LIFE/HEALTH INSURANCE: 0.4%
      65,900       Alleanza Assicurazioni SpA        757,159
                                                  ----------
                   PUBLISHING -- PERIODICALS: 0.4%
     661,800       Seat-Pagine Gialle SpA            903,586
                                                  ----------
                   TELEVISION: 0.3%
      76,600       Mediaset SpA                      680,398
                                                  ----------
                   TOTAL ITALY                     3,261,670
                                                  ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                 Value
------------                                        -----------
                   JAPAN: 9.1%
                   AUDIO/VIDEO PRODUCTS: 0.4%
       7,800       Sony Corp.                       $   840,649
                                                    -----------
                   AUTO -- CARS/LIGHT TRUCKS: 0.4%
      20,000       Honda Motor Co., Ltd.                847,339
                                                    -----------
                   CELLULAR TELECOMMUNICATION: 0.4%
         730       NITT Mobile Communications           988,727
                                                    -----------
                   CHEMICALS -- DIVERSIFIED: 0.4%
      29,000       Shin-etsu Chemical Co.               969,980
                                                    -----------
                   COMPUTERS -- INTEGRATED SYSTEMS: 0.6%
      64,200       Fujitsu, Ltd.                      1,291,052
                                                    -----------
                   COMPUTER SOFTWARE: 0.3%
       9,920       Fuji Soft ABC, Inc.                  589,867
                                                    -----------
                   COSMETICS & TOILETRIES: 0.5%
      42,000       Kao Corp.                          1,179,337
                                                    -----------
                   DISTRIBUTION/WHOLESALE: 1.2%
      82,000       Mitsui & Co., Ltd.                   571,565
      10,000       Softbank Corp.                     2,024,198
                                                    -----------
                                                      2,595,763
                                                    -----------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTORS: 0.5%
      15,000       Tokyo Electron Ltd.                1,017,054
                                                    -----------
                   ELECTRONIC MEASURE INSTRUMENT: 0.4%
       8,300       Advantest Corp.                      911,674
                                                    -----------
                   FINANCE -- CONSUMER LOANS: 1.2%
       2,520       Shohkoh Fund & Co., Ltd.           1,806,467
       7,600       Takefuji Corporation                 785,200
                                                    -----------
                                                      2,591,667
                                                    -----------
                   FORESTRY: 0.4%
     168,000       Rengo Company Ltd.                   865,772
                                                    -----------
                   MACHINERY -- CONSTRUCTION & MINING: 0.3%
     106,000       Komatsu                              676,698
                                                    -----------
                   OPTICAL SUPPLIES: 0.3%
      10,000       Hoya Corp.                       $   564,067
                                                    -----------
                   REAL ESTATE DEVELOPMENT: 0.3%
      75,000       Mitsui Fudosan Co., Ltd.             607,012
                                                    -----------
                   RETAIL -- MISCELLANEOUS/DIVERSIFIED: 0.9%
       8,300       Ryohin Keikaku Co., Ltd.           2,087,253
                                                    -----------
                   STEEL -- PRODUCERS: 0.3%
     302,000       Nippon Steel Corp.                   700,847
                                                    -----------
                   TELECOMMUNICATION EQUIPMENT: 0.3%
      10,000       Matsushita Communication
                   Industrial Co., Ltd.                 714,374
                                                    -----------
                   TOTAL JAPAN                       20,039,132
                                                    -----------
                   MEXICO: 0.6%
                   BROADCAST SERVICE/PROGRAM: 0.3%
      16,800 (a)   Grupo Televisa S.A. GDR              752,850
                                                    -----------
                   BUILDING PRODUCT -- CEMENT/AGGREGATE: 0.3%
     109,606       Cemex S.A. -- CPO                    540,467
       3,800       Cemex S.A.                            37,567
                                                    -----------
                                                        578,034
                                                    -----------
                   TOTAL MEXICO                       1,330,884
                                                    -----------
                   NETHERLANDS: 3.1%
                   COMPUTERS -- INTEGRATED SYSTEMS: 1.2%
      18,900 (a)   ASM Lithography Holding N.V.       1,122,188
      17,200 (a)   Equant N.V.                        1,618,950
                                                    -----------
                                                      2,741,138
                                                    -----------
                   DIVERSIFIED FINANCIAL SERVICES: 0.1%
       2,800       Fortis (NL) N.V.                      86,414
                                                    -----------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 0.7%
      20,600       STMicroelectronics N.V.            1,429,125
                                                    -----------
                   MONEY-CENTER BANKS: 0.3%
      13,300       ING Groep N.V.                       719,512
                                                    -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                        Market
Shares                                                  Value
------------                                          ----------
                   OIL COMPANY -- INTEGRATED: 0.3%
      10,700       Royal Dutch Petroleum Co.          $  644,675
                                                      ----------
                   TELECOMMUNICATION SERVICES: 0.5%
      22,000 (a)   United Pan-Europe
                   Communications                      1,192,437
                                                      ----------
                   TOTAL NETHERLANDS                   6,813,301
                                                      ----------
                   NEW ZEALAND: 0.1%
                   PAPER & RELATED PRODUCTS: 0.1%
     454,200       Fletcher Challenge Paper              338,815
                                                      ----------
                   TOTAL NEW ZEALAND                     338,815
                                                      ----------
                   SINGAPORE: 0.6%
                   MONEY-CENTER BANKS: 0.2%
      61,000       Overseas-Chinese Bank                 508,721
                                                      ----------
                   PAPER & RELATED PRODUCTS: 0.2%
      50,200 (a)   Asia Pulp 7 Paper ADR                 483,175
                                                      ----------
                   REAL ESTATE DEVELOPMENT: 0.2%
      72,000       City Developments, Ltd.               460,915
                                                      ----------
                   TOTAL SINGAPORE                     1,452,811
                                                      ----------
                   SOUTH KOREA: 0.7%
                   STEEL -- PRODUCERS: 0.3%
      23,100       Pohang Iron & Steel Co. ADR           776,738
                                                      ----------
                   TELECOMMUNICATION SERVICES: 0.4%
      22,000 (a)   Korea Telecom ADR                     880,000
                                                      ----------
                   TOTAL SOUTH KOREA                   1,656,738
                                                      ----------
                   SPAIN: 0.0%
                   PAPER & RELATED PRODUCTS: 0.0%
         165 (a)   Telefonica S.A. ADR                    24,234
                                                      ----------
                   TOTAL SPAIN                            24,234
                                                      ----------
                   SWEDEN: 0.4%
                   PAPER & RELATED PRODUCTS: 0.4%
      32,400       Svenska Cellulosa Ab-b S              839,551
                                                      ----------
                   TOTAL SWEDEN                          839,551
                                                      ----------
                   SWITZERLAND: 1.1%
                   COMMERCIAL BANKS -- EUROPE: 0.3%
         250       Julius Baer Holding AG Class B     $  711,738
                                                      ----------
                   MONEY-CENTER BANKS: 0.4%
        2,600      United Bank Switzerland AG            775,296
                                                      ----------
                   TELEPHONE -- INTEGRATED: 0.4%
       2,300       Swisscom AG                           864,689
                                                      ----------
                   TOTAL SWITZERLAND                   2,351,723
                                                      ----------
                   TAIWAN: 0.6%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 0.6%
      36,700 (a)   Taiwan Semiconductor ADR            1,247,800
                                                      ----------
                   TOTAL TAIWAN                        1,247,800
                                                      ----------
                   THAILAND: 0.4%
                   COMMERCIAL BANKS -- PACIFIC RIM: 0.3%
     187,200 (a)   Thai Farmers Bank Public              578,028
                                                      ----------
                   FINANCIAL: 0.1%
     167,200 (a)   Siam Commercial Bank                  237,757
                                                      ----------
                   TOTAL THAILAND                        815,785
                                                      ----------
                   UNITED STATES: 48.7%
                   AREOSPACE/DEFENSE -- EQUIPMENT: 1.7%
      51,200       United Technologies                 3,670,400
                                                      ----------
                   AIRLINES: 1.3%
      94,900       Southwest Airlines                  2,953,763
                                                      ----------
                   ATHLETIC FOOTWEAR: 1.1%
      39,000       Nike, Inc. Class B                  2,469,188
                                                      ----------
                   BROADCAST SERVICE/PROGRAM: 1.7%
     103,240 (a)   AT&T Corp. Liberty Media            3,794,070
                                                      ----------
                   CABLE TV: 1.6%
      88,600       Comcast Corp. Class B               3,405,563
                                                      ----------
                   CASINO HOTELS: 1.9%
      86,300 (a)   MGM Grand, Inc.                     4,228,700
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                          Market
Shares                                                    Value
------------                                           ------------
                   CELLULAR TELECOMMUNICATION: 1.5%
      56,700 (a)   Sprint Corp. -- PCS Group           $  3,238,988
                                                       ------------
                   COMPUTERS -- MICRO.: 1.4%
      43,300 (a)   Sun Microsystems, Inc.                 2,982,288
                                                       ------------
                   COMPUTER SERVICES: 2.4%
      35,400 (a)   At Home Corp. Series A                 1,909,388
      50,000 (a)   Computer Sciences                      3,459,375
                                                       ------------
                                                          5,368,763
                                                       ------------
                   COMPUTER SOFTWARE: 2.7%
      27,200 (a)   Microsoft Corp.                        2,453,100
      93,600 (a)   Oracle Corp.                           3,474,900
                                                       ------------
                                                          5,928,000
                                                       ------------
                   DIVERSIFIED MANUFACTURING OPERATIONS: 1.9%
      45,100       Tyco International, Ltd.               4,273,225
                                                       ------------
                   ELECTRONIC COMPONENTS -- MISCELLANEOUS: 0.2%
       9,500 (a)   Flextronics International, Ltd.          527,250
                                                       ------------
                   FINANCE -- INVESTMENT BANKER/BROKER: 1.8%
      53,600 (a)   Goldman Sachs Group                    3,872,600
                                                       ------------
                   MEDICAL DRUGS: 1.1%
      50,600 (a)   Forest Laboratories Class A            2,340,250
                                                       ------------
                   MULTI-LINE INSURANCE: 3.1%
      28,592       American International Group           3,347,051
      39,100       Cigna Corp.                            3,479,900
                                                       ------------
                                                          6,826,951
                                                       ------------
                   MULTIMEDIA: 1.7%
      51,500       Time Warner, Inc.                      3,785,250
                                                       ------------
                   NETWORKING PRODUCTS: 1.9%
      65,200 (a)   Cisco Systems, Inc.                    4,205,400
                                                       ------------
                   NON-HAZARDOUS WASTE DISPOSAL: 1.9%
     166,200 (a)   Republic Services, Inc.                4,113,450
                                                       ------------
                   OIL COMPANY -- EXPLORATION &
                   PRODUCTION: 0.3%
      28,100 (a)   Tailsman Energy, Inc.               $    746,406
                                                       ------------
                   OIL FIELD MACHINERY & EQUIPMENT: 1.5%
      92,600 (a)   Weatherford International, Inc.        3,391,475
                                                       ------------
                   OIL FIELD SERVICES: 1.9%
      73,100       Halliburton Co.                        3,307,775
      13,600       Schlumberger Ltd.                        866,150
                                                       ------------
                                                          4,173,925
                                                       ------------
                   PAPER & RELATED PRODUCTS: 1.5%
      67,300       International Paper Co.                3,398,650
                                                       ------------
                   PIPELINES: 1.3%
      70,000       Williams Cos., Inc.                    2,979,375
                                                       ------------
                   RADIO: 1.5%
     113,000 (a)   Infinity Broadcasting Corp.
                   Class A                                3,361,750
                                                       ------------
                   RETAIL -- DISCOUNT: 1.5%
      67,200       Wal-Mart Stores, Inc.                  3,242,400
                                                       ------------
                   TELECOMMUNICATION EQUIPMENT: 1.9%
      61,875       Lucent Technologies                    4,172,695
                                                       ------------
                   TELECOMMUNICATION SERVICES: 0.4%
      10,600 (a)   Global Telesystems Group, Inc.           858,600
                                                       ------------
                   TELEPHONE -- INTEGRATED: 1.3%
      52,026       AT&T Corp.                             2,903,701
                                                       ------------
                   TELEPHONE -- LOCAL: 1.6%
      48,900       Alltel Corp.                           3,496,350
                                                       ------------
                   TELEPHONE -- LONG DISTANCE: 1.4%
      35,600 (a)   MCI Worldcom, Inc.                     3,070,500
                                                       ------------
                   WIRELESS EQUIPMENT: 1.7%
      38,500       Motorola, Inc.                         3,647,875
                                                       ------------
                   TOTAL UNITED STATES                  107,427,801
                                                       ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                       Market
Shares                                                 Value
------------                                        ------------
                   UNITED KINGDOM: 6.3%
                   AUTO/TRUCK PARTS & EQUIPMENT: 0.3%
      34,500       GKN PLC                          $    590,630
                                                    ------------
                   BUILDING & CONSTRUCTION -- MISCELLANEOUS: 0.7%
     153,200       Barratt Developments PLC              859,756
     103,300       Blue Circle                           687,601
                                                    ------------
                                                       1,547,357
                                                    ------------
                   CABLE TV: 0.2%
     108,000 (a)   Telewest Communications PLC           481,811
                                                    ------------
                   CELLULAR TELECOMMUNICATION: 0.4%
      43,908       Vodafone Group PLC                    867,976
                                                    ------------
                   DIVERSIFIED MANUFACTURING OPERATIONS: 0.7%
      68,500       General Electric Company              693,253
     196,400       Morgan Crucible                       837,481
                                                    ------------
                                                       1,530,734
                                                    ------------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTORS: 0.3%
      20,160 (a)   ARM Holdings PLC ADR                  703,080
                                                    ------------
                   INVESTMENT COMPANIES -- RESOURCES: 0.3%
      12,100 (a)   Anglo American PLC                    565,472
                                                    ------------
                   MEDICAL -- DRUGS: 0.2%
      37,300       Smithkline Beecham PLC                484,216
                                                    ------------
                   MONEY-CENTER BANKS: 1.6%
      58,000       Bank Of Tokyo-Mitsubishi         $    825,321
      39,800       Barclays PLC                        1,160,076
      19,000       HSBC Holdings PLC                     693,028
      56,800       Standard Chartered PLC                931,211
                                                    ------------
                                                       3,609,636
                                                    ------------
                   OIL COMPANY -- INTREGRATED: 0.4%
      23,800       BP Amoco PLC                          426,208
      67,900       Shell Transportation                  508,964
                                                    ------------
                                                         935,172
                                                    ------------
                   RETAIL -- CONSUMER ELECTRONICS: 0.2%
      17,800       Dixons Group PLC                      333,352
                                                    ------------
                   TELECOMMUNICATION SERVICES: 0.3%
      34,700 (a)   Colt Telecom Group PLC                728,618
                                                    ------------
                   TELEPHONE -- INTEGRATED: 0.3%
      40,200       British Telecom PLC                   671,736
                                                    ------------
                   TOBACCO: 0.4%
      97,500       British American Tobacco PLC          909,898
                                                    ------------
                   TOTAL UNITED KINGDOM               13,959,688
                                                    ------------
                   VENEZUELA: 0.2%
                   ELECTRIC GENERATION: 0.2%
      20,400       La Electricidad de Carac ADR          399,271
                                                    ------------
                   TOTAL VENEZUELA                       399,271
                                                    ------------
                   Total Common Stocks
                   (Cost $169,684,025)               202,267,944
                                                    ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                 Value
-----------                                         ------------
WARRANTS: 0.1%
                  SINGAPORE: 0.0%
                  Principal Amount Paper &
                  Related Products: 0.0%
     10,040 (a)   Asia Pulp And Paper Warrants      $     26,355
                                                    ------------
                  Total Singapore                         26,355
                                                    ------------
                  THAILAND: 0.1%
                  Financial: 0.1%
    167,200 (a)   Siam Commercial Bank Warrants          107,557
                                                    ------------
                  Total Thailand                         107,557
                                                    ------------
                  Total Warrants (Cost $0)               133,912
                                                    ------------
                  Total Long-Term Investments
                  (Cost $169,684,025)                202,401,856
                                                    ------------
SHORT-TERM INVESTMENTS: 6.7%

                  REPURCHASE AGREEMENT: 6.7%
$14,758,000       State Street Bank & Trust
                  Repurchase Agreement,
                  4.700% due 07/01/1999
                  (Collateralized by $11,610,000
                  U.S. Treasury Bonds, 8.875%
                  due 08/15/17 Market Value
                  $15,058,216)                      $ 14,758,000
                                                    ------------
                  Total Short-Term Investments
                  (Cost $14,758,000)                  14,758,000
                                                    ------------
                  Total Investments
                  (Cost $184,442,025)*     98.6%     217,159,856
                  Other Assets and
                  Liabilities, Net          1.4%       3,142,928
                                         ------     ------------
                  Net Assets              100.0%    $220,302,784
                                         ======     ============

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is $184,667,391. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation     $ 34,476,431
                  Gross Unrealized Depreciation       (1,943,966)
                                                    ------------
                  Net Unrealized Appreciation       $ 32,532,465
                                                    ============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                           Market
Shares                                                     Value
------------                                             ----------
COMMON STOCKS: 94.9%
                   AUSTRALIA: 0.7%
                   OTHER PRODUCTION/MANUFACTURING: 0.7%
      26,700       Broken Hill Proprietary Co., Ltd.     $  308,735
                                                         ----------
                   BELGIUM: 0.7%
                   INSURANCE: 0.7%
       9,900       Fortis                                   310,634
                                                         ----------
                   BRAZIL: 2.1%
                   OTHER PRODUCTION/MANUFACTURING: 0.7%
      14,400       Aracruz Celulose S.A. ADR                316,800
                                                         ----------
                   STEEL: 0.8%
  13,768,000       CIA Siderurgica Nacional                 351,209
                                                         ----------
                   TELEPHONE: 0.7%
      16,200       Tele Norte Leste Participacoes
                   ADR                                      300,712
                                                         ----------
                   TOTAL BRAZIL                             968,721
                                                         ----------
                   CANADA: 3.9%
                   CABLE TV: 0.5%
      13,100 (a)   Rogers Communications Class B            210,744
                                                         ----------
                   COMPUTER SERVICES: 0.7%
      19,700 (a)   ATI Technologies, Inc.                   319,601
                                                         ----------
                   OIL WELL EQUIPMENT & SERVICE: 0.8%
      14,900 (a)   Tailsman Energy, Inc.                    395,781
                                                         ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 1.9%
      17,900 (a)   TLC The Laser Center, Inc.               859,200
                                                         ----------
                   TOTAL CANADA                           1,785,326
                                                         ----------
                   FINLAND: 4.4%
                   COMMUNICATIONS: 2.2%
      11,000       Nokia Corp. ADR                        1,007,187
                                                         ----------
                   PAPER RELATED PRODUCTS: 1.0%
      41,300       Stora Enso OYJ Class R                   442,599
                                                         ----------
                   TELELCOMMUNICATION SERVICES: 1.2%
      25,000       Sonera Group OYJ                      $  546,139
                                                         ----------
                   TOTAL FINLAND                          1,995,925
                                                         ----------
                   FRANCE: 8.7%
                   BUILDING PRODUCTS: 0.7%
       3,400       Lafarge S.A.                             323,025
                                                         ----------
                   COMPUTER SOFTWARE & SERVICE: 1.5%
       4,300       Cap Gemini S.A.                          675,274
                                                         ----------
                   ENERGY: 1.3%
       4,600 (a)   Total Fina S.A.                          592,983
                                                         ----------
                   ENTERTAINMENT/BROADCASTING: 1.5%
       2,900       Societe Television Francaise             675,357
                                                         ----------
                   HOME PRODUCTS: 1.1%
       2,200       Castorama Dubois                         521,408
                                                         ----------
                   OIL COMPANY -- INTEGRATED: 0.6%
       1,900       Elf Aquitaine S.A.                       278,603
                                                         ----------
                   OIL WELL EQUIPMENT & SERVICE: 0.5%
       4,900       Coflexip S.A. ADR                        213,150
                                                         ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.5%
       1,800       Sidel S.A.                               218,682
                                                         ----------
                   UTILITIES: 1.0%
       5,700       Vivendi                                  461,369
                                                         ----------
                   TOTAL FRANCE                           3,959,851
                                                         ----------
                   GERMANY: 6.3%
                   AUTOMOTIVE: 1.1%
       5,700       DaimlerChrysler AG                       497,491
                                                         ----------
                   ELECTRIC -- UTILITY: 1.0%
       7,900       Veba AG                                  465,640
                                                         ----------
                   INDUSTRIAL EQUIPMENT: 1.8%
       5,600       Mannesmann AG                            836,725
                                                         ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   MEDICAL: 1.2%
       9,600       Fresenius Medical Care AG          $  559,905
                                                      ----------
                   PHOTO-EQUIPMENT/SUPPLIES: 0.8%
      17,300 (a)   Agfa Gevaert N.V.                     348,157
                                                      ----------
                   TELEPHONE: 0.4%
       4,600       Deutsche Telekom AG                   193,158
                                                      ----------
                   TOTAL GERMANY                       2,901,076
                                                      ----------
                   GREECE: 0.6%
                   OTHER PRODUCTION/MANUFACTURING: 0.6%
       2,900       Titan Cement Co. S.A.                 266,730
                                                      ----------
                   HONG KONG: 2.4%
                   FINANCIAL: 0.8%
      10,100       HSBC Holdings PLC                     368,399
                                                      ----------
                   PROPERTIES: 1.6%
     138,100       New World Development Co. Ltd.        413,835
      37,000       Sun Hung Kai Properties Ltd.          337,396
                                                      ----------
                                                         751,231
                                                      ----------
                   TOTAL HONG KONG                     1,119,630
                                                      ----------
                   HUNGARY: 0.5%
                   TELEPHONE: 0.5%
       8,700       Matav RT ADR                          239,250
                                                      ----------
                   INDONESIA: 2.2%
                   COMMUNICATIONS: 1.3%
     991,440       PT Telekomunikasi Indonesia           578,943
                                                      ----------
                   TOBACCO PRODUCTS: 0.9%
     178,000 (a)   PT Hanjaya Mandala Sampoerna          410,569
                                                      ----------
                   TOTAL INDONESIA                       989,512
                                                      ----------
                   IRELAND: 0.9%
                   INDUSTRIAL ENGINEERING/CONSTRUCTION: 0.9%
      22,900       CRH PLC                               405,874
                                                      ----------
                   ITALY: 3.3%
                   BANKS: 0.9%
      10,000       BIPOP SPA                          $  428,152
                                                      ----------
                   BROADCASTING: 0.8%
      39,800       Mediaset SPA                          353,523
                                                      ----------
                   INSURANCE BROKERAGE: 0.7%
      27,900       Alleanza Assicurazioni SPA            320,557
                                                      ----------
                   PUBLISHING: 0.9%
     301,305       Seat-Pagine Gialle SPA                411,386
                                                      ----------
                   TOTAL ITALY                         1,513,618
                                                      ----------
                   JAPAN: 21.3%
                   AUTOMOBILES: 0.7%
       8,000       Honda Motor Co., Ltd.                 338,935
                                                      ----------
                   CHEMICALS: 1.0%
      13,000       Shin-Etsu Chemical Co., Ltd.          434,818
                                                      ----------
                   COMPUTER SERVICES: 1.5%
      33,200       Fujitsu, Ltd.                         667,647
                                                      ----------
                   CONSTRUCTION MACHINERY: 0.7%
      53,000       Komatsu, Ltd.                         338,349
                                                      ----------
                   CONSUMER DURABLES: 0.8%
       3,600       Sony Corp.                            387,992
                                                      ----------
                   CONSUMER ELECTRICALS: 0.7%
       6,000       Hoya Corp.                            338,440
                                                      ----------
                   FINANCIAL: 0.7%
       3,000       Takefuji Corp.                        309,948
                                                      ----------
                   MONEY CENTER BANKS: 0.7%
      22,000       Bank Of Tokyo-Mitsubishi, Ltd.        313,053
                                                      ----------
                   OTHER FINANCIAL SERVICES: 1.8%
       1,170       Shohkoh Fund & Co., Ltd.              838,717
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   OTHER PRODUCTION/MANUFACTURING: 2.1%
     23,000        Kao Corp.                          $  645,827
     63,000        Rengo Co., Ltd.                       324,664
                                                      ----------
                                                         970,491
                                                      ----------
                   OTHER RETAIL TRADE: 2.5%
     35,000        Mitsui Fudosan Co., Ltd.              283,272
      3,400        Ryohin Keikaku Co., Ltd.              855,019
                                                      ----------
                                                       1,138,291
                                                      ----------
                   PHOTO-EQUIPMENT/SUPPLIES: 0.8%
     25,000        Olympus Optical Co., Ltd.             369,369
                                                      ----------
                   PUBLISHING: 2.2%
      4,900        Softbank Corp.                        991,857
                                                      ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS:
                   2.0%
      4,500        Advantest Corp.                       494,281
      6,000        Tokyo Electron, Ltd.                  406,822
                                                      ----------
                                                         901,103
                                                      ----------
                   SOFTWARE: 0.6%
      4,400        Fuji Soft ABC, Inc.                   261,634
                                                      ----------
                   STEEL: 0.7%
    138,000        Nippon Steel Corp.                    320,254
                                                      ----------
                   TELECOMMUNICATION SERVICES: 1.0%
        340        NITT Mobile
                   Communications Network,
                   Inc.                                  460,503
                                                      ----------
                   WHOLESALE DISTRIBUTION:
                   0.8%
     50,000        Mitsui & Co., Ltd.                    348,516
                                                      ----------
                   TOTAL JAPAN                         9,729,917
                                                      ----------
                   MEXICO: 1.3%
                   BROADCASTING: 0.7%
      7,000 (a)    Grupo Televisa S.A. GDR               313,688
                                                      ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.6%
     57,009        Cemex S.A.                            281,111
                                                      ----------
                   TOTAL MEXICO                          594,799
                                                      ----------
                   NETHERLANDS: 7.5%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 1.7%
      11,200       STMicroelectronics N.V.            $  777,000
                                                      ----------
                   MONEY-CENTER BANKS: 0.9%
       7,500       ING Groep N.V.                        405,740
                                                      ----------
                   OIL & GAS: 1.0%
       7,700       Royal Dutch Petroleum Co.             463,925
                                                      ----------
                   TELECOMMUNICATION SERVICES: 3.9%
       9,300 (a)   ASM Lithography Holdings N.V.         552,187
       6,700 (a)   Equant N.V.                           630,637
      11,000 (a)   United Pan-Europe
                   Communications N.V.                   596,218
                                                      ----------
                                                       1,779,042
                                                      ----------
                   TOTAL NETHERLANDS                   3,425,707
                                                      ----------
                   NEW ZEALAND: 0.6%
                   PAPER & PAPER PRODUCTS: 0.6%
     353,300       Fletcher Challenge Paper              263,548
                                                      ----------
                   SINGAPORE: 2.2%
                   DEFENSE: 0.4%
     187,800       Singapore Technology
                   Engineering, Ltd.                     212,870
                                                      ----------
                   FINANCIAL: 0.8%
      44,000       Overseas-Chinese Banking Corp.        366,947
                                                      ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.5%
      22,700 (a)   Asia Pulp & Paper ADR                 218,488
                                                      ----------
                   PROPERTIES: 0.5%
      38,200       City Developments, Ltd.               244,541
                                                      ----------
                   TOTAL SINGAPORE                     1,042,846
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                    Value
------------                                            ----------
                   SOUTH AFRICA: 0.8%
                   INVESTMENT COMPANIES: 0.8%
       8,100 (a)   Anglo American PLC                   $  378,539
                                                        ----------
                   SOUTH KOREA: 1.3%
                   MINES & MINERALS: 0.6%
       8,500       Pohang Iron & Steel Co. Ltd. ADR        285,813
                                                        ----------
                   TELECOMMUNICATION SERVICES: 0.7%
       7,600 (a)   Korea Telecom Corp. ADR                 304,000
                                                        ----------
                   TOTAL SOUTH KOREA                       589,813
                                                        ----------
                   SPAIN: 1.0%
                   COMMUNICATIONS: 0.1%
         204 (a)   Telefonica S.A.                          30,014
                                                        ----------
                   MONEY-CENTER BANKS: 0.9%
      39,800       Banco Santander Central Hispano
                   S.A.                                    414,220
                                                        ----------
                   TOTAL SPAIN                             444,234
                                                        ----------
                   SWEDEN: 1.1%
                   PRODUCTION/MANUFACTURING: 1.1%
      18,600       Svenska Cellulosa AB                    481,965
                                                        ----------
                   SWITZERLAND: 2.7%
                   MONEY-CENTER BANKS: 1.7%
         150       Julius Baer Holding AG Class B          427,043
       1,200       UBS AG                                  357,829
                                                        ----------
                                                           784,872
                                                        ----------
                   TELEPHONE: 1.0%
       1,200       Swisscom AG                             451,142
                                                        ----------
                   TOTAL SWITZERLAND                     1,236,014
                                                        ----------
                   TAIWAN: 1.0%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 1.0%
      14,000 (a)   Taiwan Semiconductor ADR                476,000
                                                        ----------
                   THAILAND: 0.6%
                   FINANCIAL: 0.6%
      90,000 (a)   Thai Farmers Bank Public Co.,
                   Ltd.                                 $  277,898
                                                        ----------
                   UNITED KINGDOM: 13.9%
                   AUTOMOTIVE EQUIPMENT: 0.9%
      23,900       GKN PLC                                 409,161
                                                        ----------
                   CABLE TV: 0.7%
      74,600 (a)   Telewest Communications PLC             332,807
                                                        ----------
                   COMPUTER SYSTEMS/SOFTWARE: 0.7%
      10,400 (a)   Eidos PLC                               341,826
                                                        ----------
                   CONSUMER ELECTRICALS: 0.4%
       8,990       Dixons Group PLC                        168,362
                                                        ----------
                   DRUGS/PHARMACEUTICALS: 0.6%
      21,800       Smithkline Beecham PLC                  283,000
                                                        ----------
                   INDUSTRIAL ENGINEERING/CONSTRUCTION: 0.9%
      71,200       Barratt Developments PLC                399,573
                                                        ----------
                   INTEGRATED OIL COMPANIES: 0.4%
      11,100       BP Amoco PLC                            198,778
                                                        ----------
                   MONEY-CENTER BANKS: 1.1%
      17,800       Barclays PLC                            518,828
                                                        ----------
                   OIL & GAS: 0.8%
      48,600       Shell Transport & Trading Co.           364,295
                                                        ----------
                   PRODUCTION/MANUFACTURING: 1.6%
      43,000       Blue Circle Industries PLC              286,223
      78,400       Morgan Crucible Co. PLC                 334,310
      26,300       Standard Chartered PLC                  431,177
                                                        ----------
                                                         1,051,710
                                                        ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 1.3%
      27,700 (a)   ARM Holdings PLC                     $  318,327
      27,400       General Electric Co. PLC                277,301
                                                        ----------
                                                           595,628
                                                        ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                            Market
Shares                                                      Value
---------------                                          -----------
                      TELECOMMUNICATION SERVICES: 1.6%
         19,214       Vodafone Group PLC                     379,824
         16,900 (a)   Colt Telecom Group PLC                 354,860
                                                         -----------
                                                             734,684
                                                         -----------
                      TELEPHONE: 0.9%
         23,500       British Telecom PLC                    392,681
                                                         -----------
                      TOBACCO PRODUCTS: 1.3%
         63,800       British American Tobacco               595,400
                                                         -----------
                      TOTAL UNITED KINGDOM                 6,386,733
                                                         -----------
                      UNITED STATES: 2.9%
                      OIL WELL EQUIPMENT & SERVICE: 0.9%
          6,200       Schlumberger, Ltd.                     394,863
                                                         -----------
                      PRODUCTION/MANUFACTURING: 0.8%
          6,400 (a)   Flextronics Int'l., Ltd.               355,200
                                                         -----------
                      TELECOMMUNICATION SERVICES: 1.2%
          7,100 (a)   Global Telesystems Group, Inc.         575,100
                                                         -----------
                      TOTAL UNITED STATES                  1,325,163
                                                         -----------
                      Total Common Stocks
                      (Cost $38,311,857)                  43,418,058
                                                         -----------
 WARRANTS: 0.0%
                      SINGAPORE: 0.0%
                      PAPER AND RELATED PRODUCTS: 0.0%
          6,800 (a)   Asia Pulp & Paper Warrants         $    17,850
                                                         -----------
                      Total Warrants (Cost $0)                17,850
                                                         -----------
                      Total Long-Term Investments
                      (Cost $38,311,857)                  43,435,908
                                                         -----------

                      TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $38,311,857)*            94.9%      43,435,908
                      OTHER ASSETS AND
                      LIABILITIES, NET          5.1%       2,332,624
                                             ------      -----------
                      NET ASSETS              100.0%     $45,768,532
                                             ======      ===========

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is $38,446,332. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation      $ 6,160,725
                      Gross Unrealized Depreciation       (1,171,149)
                                                         -----------
                      Net Unrealized Appreciation        $ 4,989,576
                                                         ===========

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
------------                                            -----------
COMMON STOCKS: 93.1%
                   AUSTRALIA: 2.7%
                   COMPUTER SOFTWARE: 0.7%
     369,000 (a)   Solution 6 Holdings, Ltd.            $   853,359
                                                        -----------
                   DIVERSIFIED MANUFACTURERS OPERATIONS: 0.4%
     131,400       Pacifica Group, Ltd.                     538,300
                                                        -----------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.8%
     136,400       Woodside Petroleum, Ltd.                 921,992
                                                        -----------
                   TELECOMMUNICATION SERVICES: 0.8%
     308,800 (a)   AAPT, Ltd.                               958,986
                                                        -----------
                   TOTAL AUSTRALIA                        3,272,637
                                                        -----------
                   BELGIUM: 1.0%
                   CELLULAR TELECOMMUNICATIONS: 0.4%
       8,600 (a)   Mobistar SA                              425,370
                                                        -----------
                   TELECOMMUNICATION SERVICES: 0.6%
       6,200       Telinfo NV                               700,211
                                                        -----------
                   TOTAL BELGIUM                          1,125,581
                                                        -----------
                   BRAZIL: 0.3%
                   TELEPHONE -- LOCAL: 0.3%
      28,862 (a)   Telec Do Rio Janeiro                     318,330
                                                        -----------
                   CANADA: 2.7%
                   COMMUNICATIONS SOFTWARE: 1.0%
      61,100 (a)   Research In Motion                     1,228,151
                                                        -----------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.8%
     181,000 (a)   Encal Energy, Ltd.                       892,626
                                                        -----------
                   OTHER PRODUCTION/MANUFACTURING: 0.9%
      24,600 (a)   Celestica, Inc.                        1,065,763
                                                        -----------
                   TOTAL CANADA                           3,186,540
                                                        -----------
                   DENMARK: 0.6%
                   OTHER COMMERCIAL SERVICES: 0.6%
      13,700 (a)   ISS Int'l Service System Class B     $   730,844
                                                        -----------
                   FINLAND: 9.3%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.5%
      45,000 (a)   Perlos OYJ                               658,458
                                                        -----------
                   FRANCE: 9.3%
                   ADVERTISING SALES: 0.9%
       4,984       Havas Advertising                      1,072,861
                                                        -----------
                   APPAREL MANUFACTURERS: 0.9%
      10,700       Hermes Int'l                           1,068,953
                                                        -----------
                   BUILDING & CONSTRUCTION --
                   MISCELLANEOUS: 1.0%
       4,400       Bouygues                               1,162,059
                                                        -----------
                   ENGINEERING/RESEARCH &
                   DEVELOPMENT SERVICES: 1.1%
       5,200       Altran Technologies SA                 1,371,735
                                                        -----------
      21,300 (a)   Infogrames Entertainment               1,371,787
                                                        -----------
                   MACHINERY: 1.2%
      38,500 (a)   Neopost SA                               892,627
       4,600       Sidel                                    558,854
                                                        -----------
                                                          1,451,481
                                                        -----------
                   METAL PROCESSORS & FABRICA: 1.0%
      27,000       Pechiney SA-A SHS                      1,159,627
                                                        -----------
                   OIL-FIELD SERVICES: 0.6%
      17,700       Coflexip ADR                             769,950
                                                        -----------
                   RETAIL -- BUILDING PRODUCTS: 0.7%
       3,300       Castorama Dubois Investisse              782,111
                                                        -----------
                   RETAIL -- MAJOR DEPARTMENT STORE: 0.7%
       6,000       Galeries Lafayette                       793,240
                                                        -----------
                   TOTAL FRANCE                          11,003,804
                                                        -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                    Market
Shares                                               Value
------------                                      -----------
                   GERMANY: 13.4%
                   APPLICATIONS SOFTWARE: 0.6%
       4,300 (a)   Ixos Software AG               $   735,535
                                                  -----------
                   AUDIO/VIDEO PRODUCTS: 0.6%
      10,000 (a)   Edel Music AG                      752,229
                                                  -----------
                   BROADCAST SERVICE/PROGRAM: 4.5%
       2,000       EM.TV & Merchandising AG         2,905,869
      32,800 (a)   Kinowelt Medien AG               2,450,410
                                                  -----------
                                                    5,356,279
                                                  -----------
                   BUILDING PRODUCT -- CEMENT: 0.4%
       6,100       Heideleberger Zement AG            493,431
                                                  -----------
                   CABLE TV: 1.3%
      34,000 (a)   Primacom AG                      1,559,071
                                                  -----------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTOR: 1.2%
      17,400       Aixtron                          1,434,386
                                                  -----------
                   FINANCE: 1.1%
      16,300 (a)   Consors Discount-Broker AG       1,242,929
                                                  -----------
                   FOOD BAKING: 1.9%
      54,080       Kamps AG                         2,173,343
                                                  -----------
                   RETAIL -- VISION SERVICE CENTER: 1.3%
      40,500       Fielmann AG                      1,477,356
                                                  -----------
                   TELECOMMUNICATION SERVICES: 0.5%
      17,600 (a)   Telegate AG                        602,113
                                                  -----------
                   TOTAL GERMANY                   15,826,672
                                                  -----------
                   GREECE: 0.4%
                   BUILDING PRODUCT -- CEMENT: 0.4%
       5,100       Titan Cement Co.                   469,077
                                                  -----------
                   COMPUTER SERVICES: 0.0%
       2,100       Intrasoft S.A.                      56,513
                                                  -----------
                   TOTAL GREECE                       525,590
                                                  -----------
                   HONG KONG: 4.2%
                   BANKS: 0.8%
     237,000       Dah Sing Financial             $   902,645
                                                  -----------
                   COMPUTERS -- MICRO: 1.1%
   1,350,000       Legend Holdings, Ltd.            1,296,287
                                                  -----------
                   ELECTRONIC COMPONENTS: 1.1%
     315,000       Johnson Electric Holdings        1,299,187
                                                  -----------
                   PAINT & RELATED PRODUCTS: 0.7%
     966,000       China Merchants Holdings
                   Int'l                              846,637
                                                  -----------
                   RETAIL -- JEWELRY: 0.5%
     883,700       Dickson Concepts Int'l             626,439
                                                  -----------
                   TOTAL HONG KONG                  4,971,195
                                                  -----------
                   INDIA: 0.9%
                   COMPUTER SOFTWARE: 0.9%
      13,200       Infosys Technologies ADR         1,103,454
                                                  -----------
                   INDONESIA: 1.0%
                   BANKS: 0.5%
   8,878,500 (a)   PT Lippo Bank TBK                  259,226
   5,327,000 (a)   PT Bank Universal                  291,624
                                                  -----------
                                                      550,850
                                                  -----------
                   BUILDING -- RESIDENTIAL/COMMERCIAL: 0.5%
   3,661,500 (a)   PT Jaya Real Property              574,615
                                                  -----------
                   TOTAL INDONESIA                  1,125,465
                                                  -----------
                   ITALY: 1.1%
                   MOTORCYCLE/MOTOR SCOOTER: 0.4%
     166,100 (a)   Ducati Motor Holding SPA           434,741
                                                  -----------
                   PUBLISHING: 0.7%
     100,600       Class Editori SPA                  803,390
                                                  -----------
                   TOTAL ITALY                      1,238,131
                                                  -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   JAPAN: 26.5%
                   APPAREL MANUFACTURERS: 1.4%
      22,000       World Co., Ltd.                    $ 1,598,877
                                                      -----------
                   AUDIO/VIDEO PRODUCTS: 1.0%
      20,300       Sony Chemicals Corp.                 1,151,761
                                                      -----------
                   AUTO -- CARS/LIGHT TRUCKS: 0.9%
     144,000       Fuji Heavy Industries, Ltd.          1,110,757
                                                      -----------
                   COMMERCIAL SERVICES: 3.3%
       2,900       Bellsystem 24, Inc.                  1,184,333
      10,200       Benesse Corp.                        1,107,734
       8,300       Nichii Gakkan Co.                      904,819
      21,000       Toyo Information Systems               690,259
                                                      -----------
                                                        3,887,145
                                                      -----------
                   COMPUTERS -- MICRO: 0.9%
      46,200       Japan Business Computer Co.          1,102,680
                                                      -----------
                   COMPUTER SOFTWARE: 3.1%
      20,600       Nippon System Development            1,224,925
      15,000       Trans Cosmos                         1,090,143
       8,200       Trend Micro, Inc.                    1,381,509
                                                      -----------
                                                        3,696,577
                                                      -----------
                   COSMETICS & TOILETRIES: 1.2%
       8,000       Fancl Corporation                    1,453,524
                                                      -----------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.7%
      12,300       Tokyo Seimitsu Co., Ltd.               783,194
                                                      -----------
                   ELECTRONIC CONNECTORS: 0.6%
       7,100       Hirose Electric Co., Ltd.              736,474
                                                      -----------
                   ELECTRONIC PARTS DISTRIBUTION: 0.6%
      15,000       Kuroda Electric Co., Ltd.              755,668
                                                      -----------
                   FINANCE: 1.8%
      17,240       Aiful Corp.                          2,110,062
                                                      -----------
                   MACHINERY: 1.8%
     106,000       Hitachi Construction Machine       $   766,866
       8,600       Nidec Corp.                          1,293,356
                                                      -----------
                                                        2,060,222
                                                      -----------
                   MEDICAL: 0.8%
      64,000       Kuraya Corp.                           946,112
                                                      -----------
                   RETAIL -- APPAREL/SHOE: 1.0%
      11,000       Fast Retailing Co., Ltd.             1,180,989
                                                      -----------
                   RETAIL -- CONSUMER ELECTRONIC 1.9%
      67,700       Kojima Co., Ltd.                     2,253,219
                                                      -----------
       6,500       Otsuka Kagu, Ltd.                    1,175,620
                                                      -----------
                   RETAIL -- MISCELLANEOUS/DIVERSIFIED: 2.7%
      47,600       Homac Corp.                          1,198,992
       8,100       Ryohin Keikaku Co., Ltd.             2,036,958
                                                      -----------
                                                        3,235,950
                                                      -----------
                   TELECOMMUNICATION EQUIPMENT: 1.7%
       6,600       Hikari Tsushin, Inc.                 2,038,568
                                                      -----------
                   TOTAL JAPAN                         31,277,399
                                                      -----------
                   MEXICO: 1.7%
                   FINANCE: 0.7%
     551,000 (a)   Grupo Financiero                       807,197
                                                      -----------
                   MUSIC/CLUBS: 1.0%
     168,784 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class L            492,735
     202,138 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class B            658,772
                                                      -----------
                                                        1,151,507
                                                      -----------
                   TOTAL MEXICO                         1,958,704
                                                      -----------
                   NETHERLANDS: 2.7%
                   HUMAN RESOURCES: 0.7%
      32,700       Unique International NV                796,904
                                                      -----------
                   MUSIC/CLUBS: 0.4%
      17,300       Endemol Entertainment Holdings         508,955
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   STEEL -- PRODUCERS: 0.5%
      50,300       Ispat Int'l NV                     $  556,444
                                                      ----------
                   TELECOMMUNICATION SERVICES: 1.1%
      23,900 (a)   United Pan-Europe
                   Communications                      1,295,420
                                                      ----------
                   TOTAL NETHERLANDS                   3,157,723
                                                      ----------
                   NEW ZEALAND: 0.7%
                   CASINO HOTELS: 0.4%
     218,900       Sky City, Ltd.                        466,710
                                                      ----------
                   DIVERSIFIED OPERATIONS: 0.3%
   1,129,200 (a)   Brierley Investments, Ltd.            316,624
                                                      ----------
                   TOTAL ZEALAND                         783,334
                                                      ----------
                   NORWAY: 1.6%
                   RECYCLING: 0.7%
      23,100       Tomra Systems ASA                     868,846
                                                      ----------
                   RETAIL -- CONSUMER ELECTRONIC: 0.9%
      81,900       Elkjop ASA                          1,092,728
                                                      ----------
                   TOTAL NORWAY                        1,961,574
                                                      ----------
                   PORTUGAL: 0.2%
                   RETAIL -- RESTAURANTS: 0.2%
       4,130       Ibersol SGPS SA                       276,624
                                                      ----------
                   SINGAPORE: 3.6%
                   ELECTRONIC COMPONENTS -- MISCELLANEOUS: 1.5%
     310,000       JIT Holdings, Ltd.                    564,398
     155,000       Venture Manufacturing, Ltd.         1,192,518
                                                      ----------
                                                       1,756,916
                                                      ----------
                   PAPER & RELATED PRODUCTS: 0.5%
      58,300 (a)   Asia Pulp 7 Paper ADR                 561,137
                                                      ----------
                   TELECOMMUNICATION EQUIPMENT: 1.6%
     424,900       Datacraft Asia, Ltd.                1,852,564
                                                      ----------
                   TOTAL SINGAPORE                     4,170,617
                                                      ----------
                   SPAIN: 1.9%
                   ADVERTISING SALES: 0.5%
      30,000 (a)   Telefonica Publicidad E
                   Informacion S.A.                   $  598,176
                                                      ----------
                   BEVERAGES -- WINES/SPIRITS: 0.7%
      25,600 (a)   Baron De Ley S.A.                     881,076
                                                      ----------
                   INVESTMENT COMPANIES: 0.7%
      60,500 (a)   NH Hoteles S.A.                       774,290
                                                      ----------
                   TOTAL SPAIN                         2,253,542
                                                      ----------
                   SWEDEN: 1.5%
                   MEDICAL: 0.4%
      72,100 (a)   Orticus AB Class B                    399,128

                   TELEVISION: 1.1%
      61,900 (a)   Modern Times Group Class B          1,345,137
                                                      ----------
                   TOTAL SWEDEN                        1,744,265
                                                      ----------
                   SWITZERLAND: 2.1%
                   BANKS: 0.6%
         260       Julius Baer Holding AG Class B        740,208
                                                      ----------
                   ELECTRONIC PARTS DISTRIBUTION: 0.7%
         220 (a)   Kudelski SA-Bearer                    784,679
                                                      ----------
                   MEDICAL: 0.8%
       3,120 (a)   Synthes-Stratec                       990,508
                                                      ----------
                   TOTAL SWITZERLAND                   2,515,395
                                                      ----------
                   THAILAND: 0.5%
                   BANKS: 0.5%
     196,400 (a)   Thai Farmers Bank
                   Public Co., Ltd.                      606,436
                                                      ----------
                   UNITED STATES: 2.9%
                   COMPUTER SOFTWARE: 0.8%
      24,800 (a)   Business Objects SA ADR               905,200
                                                      ----------
                   MEDICAL: 0.7%
      17,000 (a)   The Laser Center                      816,000
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                         Market
Shares                                                   Value
------------                                          ------------
                   OIL-FIELD SERVICES: 0.7%
      54,700 (a)   Petroleum Geo-Services ADR         $    813,663
                                                      ------------
                   TELECOMMUNICATION SERVICES: 0.7%
      11,100 (a)   Global Telesystems Group, Inc.          899,100
                                                      ------------
                   TOTAL UNITED STATES                   3,433,963
                                                      ------------
                   UNITED KINGDOM: 8.5%
                   BUILDING -- RESIDENTIAL/COMMERCIAL: 1.1%
     414,300       Beaser Group PLC                      1,299,674
                                                      ------------
                   BUILDING PRODUCTS -- WOOD: 0.7%
      74,100       Travis Perkins PLC                      803,077
                                                      ------------
                   DIVERSIFIED OPERATIONS: 1.5%
     207,600       Morgan Crucible Co. PLC                 885,240
     110,500       BBA Group PLC                           846,574
                                                      ------------
                                                         1,731,814
                                                      ------------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.7%
      22,500 (a)   Arm Holdings PLC                        258,569
      18,000 (a)   Arm Holdings PLC ADR                    627,750
                                                      ------------
                                                           886,319
                                                      ------------
                   ENTERTAINMENT SOFTWARE: 0.8%
      29,000 (a)   Eidos PLC                               953,170
                                                      ------------
                   MEDICAL: 0.9%
      78,074 (a)   Powderject Pharmaceuticals PLC        1,027,683
                                                      ------------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.4%
      74,100       Enterprise Oil PLC                      480,094
                                                      ------------
                   PUBLISHING: 0.8%
     134,200 (a)   Future Network PLC                      893,811
                                                      ------------
                   RADIO: 0.8%
      69,100       Capital Radio PLC                       914,460
                                                      ------------
                   RETAIL APPAREL/SHOE: 0.1%
      42,100       New Look Group PLC                 $    136,051
                                                      ------------
                   RETAIL -- CONSUMER ELECTRONIC: 0.2%
      15,600       Dixons Group PLC                        292,151
                                                      ------------
                   TRANSPORTATION -- SERVICES: 0.5%
      42,100       Go Ahead Group PLC                      544,205
                                                      ------------
                   TOTAL UNITED KINGDOM                  9,962,509
                                                      ------------
                   VENEZUELA: 0.6%
                   ELECTRIC-GENERATION: 0.4%
      24,000       La Electricidad De Carac ADR            469,730
                                                      ------------
                   STEEL -- PRODUCERS: 0.2%
   4,866,113       Siderurgica Venez Sivensa
                   Class A                                 208,691
                                                      ------------
                   TOTAL VENEZUELA                         678,421
                                                      ------------
                   Total Common Stock
                   (Cost $82,455,498)                  109,867,207
                                                      ------------
CORPORATE BONDS: 1.7%
                   TAIWAN: 0.8%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.8%
     900,000 (a)   ASE Test, Ltd.                          903,960
                                                      ------------
                   UNITED STATES: 0.9%
                   ELECTRONIC COMPONENTS: 0.9%
   1,100,000 (a)   Natsteel Electronics, Ltd.            1,135,750
                                                      ------------
                   Total Corporate Bonds
                   (Cost $2,000,000)                     2,039,710
                                                      ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                       Market
Shares                                                 Value
------------                                        ------------
WARRANTS AND RIGHTS: 0.0%

                   FRANCE: 0.0%
                   Building & Construction --
                   Miscellaneous: 0.0%
         400       Bouygues Rights                  $     12,489
                   INDONESIA: 0.0%
                   Banks: 0.0%
  19,177,200 (a)   PT Lippo Bank Rights                        0
                                                    ------------
                   SINGAPORE: 0.0%
                   Paper & Related Products: 0.0%
      11,660 (a)   Aisa Pulp And Paper Warrants           30,608
                                                    ------------
                   Total Warrants (Cost $0)               43,097
                                                    ------------
                   Total Long-Term Investments
                   (Cost $84,455,498)                111,950,014
                                                    ------------

 Principal
  Amount                                               Value
------------                                        ------------
SHORT-TERM INVESTMENTS: 4.6%

                   REPURCHASE AGREEMENT: 4.6%
  $5,360,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized
                   by
                   $5,005,000 U.S. Treasury
                   Bonds,
                   6.875% Market Value
                   $5,467,963, Due 08/15/25)        $  5,360,000
                                                    ------------
                   Total Short-Term Investments
                   (Cost $5,360,000)                   5,360,000
                                                    ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES
                   (COST $89,815,498)*     99.4%     117,310,014
                   OTHER ASSETS AND
                   LIABILITIES, NET         0.6%         746,343
                                          -----     ------------
                   NET ASSETS             100.0%    $118,056,357
                                          =====     ============
(a) Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $89,889,999. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $ 30,989,391
                   Gross Unrealized Depreciation      (3,569,376)
                                                    ------------
                   Net Unrealized Appreciation      $ 27,420,015
                                                    ============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
COMMON STOCK: 96.0%

                   ARGENTINA: 0.9%
                   CONSTRUCTION: 0.1%
      54,140       Corcemar SA                        $   256,117
                                                      -----------
                   INTEGRATED OIL COMPANIES: 0.8%
     262,400       Perez Companc SA-B                   1,509,004
                                                      -----------
                   TOTAL ARGENTINA                      1,765,121
                                                      -----------
                   BRAZIL: 8.5%
                   BANKS: 1.5%
  31,897,000       Banco Estado de Sao Paolo            1,362,117
      62,940       Unibanco Sponsored GDR               1,514,494
                                                      -----------
                                                        2,876,611
                                                      -----------
                   ELECTRICAL EQUIPMENT: 0.9%
  80,353,900       Centrais Eletricas Bras              1,622,531
                                                      -----------
                   INTEGRATED OIL COMPANIES: 1.0%
  11,837,400       Petroleo Brasileiro S.A.             1,841,225
                                                      -----------
                   PAPER & RELATED PRODUCTS: 1.0%
      80,400       Aracruz Celulose SA ADR              1,768,800
                                                      -----------
                   STEEL: 0.5%
  32,122,000       Cia Siderurgica Nacional               840,296
                                                      -----------
                   TELECOMMUNICATION SERVICES: 2.6%
      21,800       Tele Centro Sul Participacoes
                   ADR                                  1,209,900
     104,600       Tele Norte Leste Participacoes       1,941,638
      73,300 (a)   Telesp Participacoes S.A. ADR        1,676,737
          48 (a)   Tele Centro Oeste Celular
                   Participacoes S.A. ADR                     189
                                                      -----------
                                                        4,828,464
                                                      -----------
                   UTILITIES: 1.0%
  40,098,842 (a)   Eletropaulo Metropolitan             1,791,747
                                                      -----------
                   TOTAL BRAZIL                        15,569,674
                                                      -----------
                   COLOMBIA: 0.1%
                   BANKS: 0.1%
     269,200       Bancolombia S.A.                   $   202,735
                                                      -----------
                   CZECH REPUBLIC: 2.3%
                   BANKS: 1.2%
     350,900 (a)   Komercni Banka AS GDR                2,206,319
                                                      -----------
                   TELECOMMUNICATIONS: 0.4%
      48,900 (a)   Spt Telecom GDR                        792,180
                                                      -----------
                   TELECOMMUNICATION SERVICES: 0.7%
      36,480 (a)   Ceske Radiokomunikace GDR            1,258,560
                                                      -----------
                   TOTAL CZECH REPUBLIC                 4,257,059
                                                      -----------
                   EGYPT: 1.2%
                   BREWERY: 0.5%
      33,500 (a)   Al-Ahram Beverages GDR                 933,501
                                                      -----------
                   RECREATION: 0.1%
      42,843 (a)   OPTD/Egypt                             249,935
                                                      -----------
                   TELECOMMUNICATIONS: 0.6%
      50,300 (a)   Mobinil-Egyptian Mobile              1,079,868
                                                      -----------
                   TOTAL EGYPT                          2,263,304
                                                      -----------
                   GREECE: 3.9%
                   BANKS: 1.9%
      21,800       Alpha Credit Bank                    1,403,552
      13,800       Commercial Bank Of Greece              985,871
      17,960       National Bank Of Greece S.A.         1,173,409
                                                      -----------
                                                        3,562,832
                                                      -----------
                   CONSTRUCTION: 1.3%
      26,200       Titan Cement Co.                     2,409,768
                                                      -----------
                   FOOD: 0.1%
       6,455       Chipita                                168,284
                                                      -----------
                   HOSPITALS: 0.1%
       5,780       Athens Medical Care S.A.               143,904
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   TELECOMMUNICATIONS EQUIPMENT: 0.5%
      13,220       Intracom S.A.                      $   851,145
                                                      -----------
                   TOTAL GREECE                         7,135,933
                                                      -----------
                   HONG KONG: 1.1%
                   TELECOMMUNICATIONS: 1.1%
     743,400 (a)   China Telecom Ltd.                   2,064,814
                                                      -----------
                   HUNGARY: 2.4%
                   DRUGS/PHARMACEUTICALS: 1.1%
      45,900       Gedeon Richter Common                1,992,313
                                                      -----------
                   INTEGRATED OIL COMPANIES: 0.6%
      47,400       Mol Magyar Olaj-Es Gazipari          1,141,815
                                                      -----------
                   TELECOMMUNICATIONS: 0.7%
      42,550       Matav Rt ADR                         1,170,125
                                                      -----------
                   TOTAL HUNGARY                        4,304,253
                                                      -----------
                   INDIA: 6.5%
                   AUTOMOBILES: 0.2%
      12,000       Punjab Tractors, Ltd.                  366,528
                                                      -----------
                   BANKS: 0.0%
         100       Oriental Bank Of Commerce                   82
                                                      -----------
                   DIVERSIFIED OPERATIONS: 2.1%
      71,400 (a)   Hindustan Lever, Ltd.                3,917,289
                                                      -----------
                   SOFTWARE: 4.2%
      47,900       Infosys Technologies, Ltd.           4,004,199
      76,750       NIIT, Ltd.                           3,596,851
                                                      -----------
                                                        7,601,050
                                                      -----------
                   TOTAL INDIA                         11,884,949
                                                      -----------
                   INDONESIA: 2.5%
                   OIL & GAS: 0.6%
      92,700 (a)   Gulf Indonesia Resources, Ltd.       1,066,050
                                                      -----------
                   PAPER & RELATED PRODUCTS: 0.6%
   2,224,500 (a)   PT Indah Kiat Pulp & Paper           1,039,182
                                                      -----------
                   TELECOMMUNICATIONS: 0.6%
   1,779,300       PT Telekomunikasi                  $ 1,039,007
                                                      -----------
                   TOBACCO PRODUCTS: 0.7%
     512,000       PT Gudang Garam                      1,397,723
                                                      -----------
                   Total Indonesia                      4,541,962
                                                      -----------
                   ISRAEL: 1.5%
                   BANKS: 0.7%
     475,900       Bank Hapoalim, Ltd.                  1,220,719
                                                      -----------
                   TELECOMMUNICATION SERVICES: 0.8%
     379,100 (a)   Bezeq Israel: Telecommunication
                   Corp.                                1,526,365
                                                      -----------
                   TOTAL ISRAEL                         2,747,084
                                                      -----------
                   MEXICO: 13.5%
                   BEVERAGES: 0.5%
      45,900 (a)   Coca-Cola Femsa S.A. ADR               889,312
                                                      -----------
                   BROADCASTING: 2.4%
       5,000 (a)   Grupo Televisa S.A.                    111,996
      94,100 (a)   Grupo Televisa S.A. GDR              4,216,856
                                                      -----------
                                                        4,328,852
                                                      -----------
                   CONSTRUCTION: 1.7%
     626,522       Cemex S.A.                           3,089,379
                                                      -----------
                   DIVERSIFIED OPERATIONS: 1.5%
     585,100 (a)   Grupo Carso S.A.                     2,714,317
                                                      -----------
                   ENTERTAINMENT: 2.7%
     476,000 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class L          1,389,597
   1,098,430 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class B          3,579,809
                                                      -----------
                                                        4,969,406
                                                      -----------
                   PAPER & RELATED PRODUCTS: 1.0%
     432,000       Kimberly-Clark de Mexico S.A.
                   Class A                              1,779,363
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
-------------                                         -----------
                    TELECOMMUNICATION SERVICES: 3.7%
      375,900 (a)   Grupo Carso Global Telecom
                    S.A.                              $ 2,382,296
       55,500       Telefonos De Mexico                 4,485,094
                                                      -----------
                                                        6,867,390
                                                      -----------
                    TOTAL MEXICO                       24,638,019
                                                      -----------
                    PAKISTAN: 0.0%
                    OIL & GAS: 0.0%
        1,098       Pakistan State Oil Co., Ltd.            1,970
                                                      -----------
                    PERU: 0.3%
                    CONSTRUCTION: 0.0%
        3,302       Cementos Lima S.A.                     51,035
            1       Cementos Lima ADR                           8
                                                      -----------
                                                           51,043
                                                      -----------
                    MACHINERY: 0.3%
      715,985       Ferreyros S.A.                        470,591
                                                      -----------
                    TOTAL PERU                            521,634
                                                      -----------
                    PHILIPPINES: 1.4%
                    BANKS: 0.7%
      145,180       Bank of Philippine Islands            518,909
       77,400       Metropolitan Bank & Trust             772,983
                                                      -----------
                                                        1,291,892
                                                      -----------
                    CONSTRUCTION: 0.5%
    3,586,000 (a)   Benpres Holdings Corp.                848,200
                                                      -----------
                    REAL ESTATE DEVELOPMENT: 0.2%
    1,818,600       SM Prime Holdings, Inc.               411,037
                                                      -----------
                    TOTAL PHILIPPINES                   2,551,129
                                                      -----------
                    POLAND: 1.8%
                    ELECTRIC PRODUCTS: 0.8%
      110,300       Elektrim S.A.                       1,559,060
                                                      -----------
                    SOFTWARE: 0.5%
       23,800       Softbank S.A. GDR                     825,008
                                                      -----------
                    TELECOMMUNICATIONS: 0.5%
      132,700       Telekomunikacja Polska GDR        $   930,134
                                                      -----------
                    TOTAL POLAND                        3,314,202
                                                      -----------
                    PORTUGAL: 0.0%
                    RESTAURANTS: 0.0%
          782       Ibersol SGPS S.A.                      52,378
                                                      -----------
                    RUSSIA: 2.4%
                    INTEGRATED OIL COMPANIES: 1.8%
       81,300       Lukoil Holding ADR                  3,219,480
                                                      -----------
                    OIL & GAS: 0.6%
      137,000       Surgutneftegaz ADR                  1,087,095
                                                      -----------
                    TOTAL RUSSIA                        4,306,575
                                                      -----------
                    SINGAPORE: 5.2%
                    ELECTRIC PRODUCTS: 1.1%
      253,700       Venture Manufacturing, Ltd.         1,951,882
                                                      -----------
                    PAPER & RELATED PRODUCTS: 0.5%
       89,800 (a)   Asia Pulp & Paper ADR                 864,325
                                                      -----------
                    REAL ESTATE DEVELOPMENT: 1.4%
      845,000 (a)   Allgreen Properties                   913,138
    1,324,000       Wing Tai Holdings                   1,749,574
                                                      -----------
                                                        2,662,712
                                                      -----------
                    TELECOMMUNICATIONS EQUIPMENT: 2.2%
      929,100       Datacraft Asia, Ltd.                4,050,876
                                                      -----------
                    TOTAL SINGAPORE                     9,529,795
                                                      -----------
                    SOUTH AFRICA: 5.1%
                    BREWERY: 0.4%
       94,847       South African Breweries PLC           823,629
                                                      -----------
                    COMPUTERS: 0.7%
      278,417 (a)   Dimension Data Holdings, Ltd.       1,231,923
                                                      -----------
                    DIVERSIFIED MINERALS: 1.4%
      748,400 (a)   Billiton PLC                        2,610,258
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   INVESTMENT COMPANIES: 1.7%
      34,700 (c)   Anglo American PLC                 $ 1,621,643
      32,700       Investec Group, Ltd.                 1,371,024
                                                      -----------
                                                        2,992,667
                                                      -----------
                   JEWELRY: 0.9%
      72,000       De Beers Centenary Link              1,725,351
                                                      -----------
                   Total South Africa                   9,383,828
                                                      -----------
                   SOUTH KOREA: 15.4%
                   BANKS: 2.8%
      50,700       Hana Bank                              744,622
      34,280 (a)   Housing & Commercial Bank
                   Korea                                1,080,968
     131,890       Shinhan Bank                         1,481,270
      83,200 (a)   Shinhan Bank GDR                     1,851,200
                                                      -----------
                                                        5,158,060
                                                      -----------
                   CHEMICALS: 0.7%
      49,380       LG Chemical                          1,343,819
                                                      -----------
                   ELECTRICAL EQUIPMENT: 0.9%
      58,800       LG Electronics                       1,625,572
                                                      -----------
                   ELECTRIC PRODUCTS: 5.0%
     159,230 (a)   Samsung Corp.                        3,741,733
      48,721       Samsung Electronics Co.              5,345,630
                                                      -----------
                                                        9,087,363
                                                      -----------
                   STEEL: 1.6%
      86,800       Pohang Iron & Steel Co. ADR          2,918,650
                                                      -----------
                   TELECOMMUNICATION SERVICES: 2.0%
      53,300 (a)   Korea Telecom Corp. ADR              2,132,000
      21,590       Korea Telecom Corp.                  1,432,494
                                                      -----------
                                                        3,564,494
                                                      -----------
                   UTILITIES: 2.4%
      73,300       Korea Electric Power Corp.           3,045,987
      68,000       Korea Electric Power Corp. ADR       1,394,000
                                                      -----------
                                                        4,439,987
                                                      -----------
                   TOTAL SOUTH KOREA                   28,137,945
                                                      -----------
                   SRI LANKA: 0.3%
                   DIVERSIFIED OPERATIONS: 0.3%
     237,600       John Keels Holdings, Ltd.          $   518,038
                                                      -----------
                   TAIWAN: 7.3%
                   COMPUTERS: 1.9%
     890,000       Compal Electronics                   3,499,381
                                                      -----------
                   ELECTRIC PRODUCTS: 1.6%
     267,000 (a)   Asustek Computer, Inc.               3,008,916
                                                      -----------
                   INSURANCE: 0.7%
     371,000       Cathay Life Insurance                1,332,384
                                                      -----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 3.1%
     259,000 (a)   Hon Hai Precision Industry           2,341,424
      94,900 (a)   Taiwan Semiconductor ADR             3,226,600
                                                      -----------
                                                        5,568,024
                                                      -----------
                   TOTAL TAIWAN                        13,408,705
                                                      -----------
                   THAILAND: 6.0%
                   BANKS: 6.0%
   1,495,000 (a)   Bangkok Bank                         5,588,028
     603,900 (a)   Siam Commercial Bank                   858,742
   1,494,700 (a)   Thai Farmers Bank Public             4,615,271
                                                      -----------
                                                       11,062,041
                                                      -----------
                   TURKEY: 2.2%
                   BANKS: 1.2%
  63,448,000       Akbank TAS                             931,792
  91,891,800       Yapi Ve Kredi Bankasi                1,327,948
                                                      -----------
                                                        2,259,740
                                                      -----------
                   FOOD: 0.5%
     779,300       Migros Turk TAS                        969,256
                                                      -----------
                   INSURANCE: 0.5%
  31,137,200       Aksigorta                              866,746
                                                      -----------
                   TOTAL TURKEY                         4,095,742
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                       Market
Shares                                                 Value
------------                                        ------------
                   U.S.A.: 2.0%
                   BROADCASTING: 1.1%
      77,100 (a)   MIH, Ltd.                        $  2,043,150
                                                    ------------
                   METAL: 0.9%
      88,600       Freeport-McMoran Copper
                   Class B                             1,589,263
                                                    ------------
                   TOTAL U.S.A.                        3,632,413
                                                    ------------
                   UNITED KINGDOM: 0.8%
                   BANKS: 0.8%
      37,200 (a)   HSBC Holdings PLC                   1,356,877
                                                    ------------
                   TOTAL UNITED KINGDOM                1,356,877
                                                    ------------
                   VENEZUELA: 1.4%
                   UTILITIES: 1.4%
     128,150       La Electricidad De Carac ADR        2,508,165
                                                    ------------
                   Total Common Stock
                   (Cost $133,162,446)               175,756,344
                                                    ------------
PREFERRED STOCK: 0.1%
                   COLOMBIA: 0.1%
                   BANKS: 0.1%
     114,000       Bancolombia S.A.                      149,593
                                                    ------------
                   (Cost $179,765)


Number of
Warrants                                               Value
-----------                                         ------------
WARRANTS: 0.2%
                   SINGAPORE: 0.0%
                   PAPER & RELATED PRODUCTS: 0.0%
      17,960 (a)   Asia Pulp & Paper Warrants       $     47,145
                                                    ------------
                   THAILAND: 0.2%
                   BANKS: 0.2%
     603,900 (a)   Siam Commercial Bank Warrants         388,478
                                                    ------------
                   Total Warrants (Cost $0)              435,623
                                                    ------------
                   Total Long-Term Investments
                   (Cost $133,342,211)               176,341,560
                                                    ------------

 Principal
  Amount                                               Value
------------                                        ------------
SHORT-TERM INVESTMENTS: 4.0%

                   REPURCHASE AGREEMENT: 4.0%
  $7,384,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $6,895,000 U.S. Treasury Bonds,
                   6.875% Market Value
                   $7,532,787, Due 08/15/25)        $  7,384,000
                                                    ------------
                   Total Short-Term Investments
                   (Cost $7,384,000)                   7,384,000
                                                    ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES
                   (COST $140,726,211)*    100.3%    183,725,560
                   OTHER ASSETS AND
                   LIABILITIES, NET         (0.3%)      (541,361)
                                          ------    ------------
                   NET ASSETS              100.0%   $183,184,199
                                          ======    ============

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is $141,337,902 Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $ 45,142,788
                   Gross Unrealized Depreciation      (2,755,130)
                                                    ------------
                   Net Unrealized Appreciation      $ 42,387,658
                                                    ============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Asia-Pacific
Equity Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                       Market
Shares                                                 Value
------------                                         ----------
COMMON STOCKS: 90.9%

                   CHINA: 3.5%
                   CHEMICALS: 1.2%
   1,700,000       Shanghai Petrochemical            $  400,969
                                                     ----------
                   MINES & MINERALS: 0.5%
     450,000       Yanzhou Coal Mining Co.              160,948
                                                     ----------
                   SHIPPING: 1.2%
   1,650,000 (a)   China Shipping Development           380,670
                                                     ----------
                   STEEL: 0.6%
   1,250,000       Angang New Steel                     186,887
                                                     ----------
                   TOTAL CHINA                        1,129,474
                                                     ----------
                   HONG KONG: 29.4%
                   BANKS: 1.2%
     150,000 (a)   Bank Of East Asia                    379,896
                                                     ----------
                   COMMUNICATION: 2.1%
     250,000 (a)   China Telecom                        694,382
                                                     ----------
                   DIVERSIFIED HOLDING COMPANY: 3.5%
     148,000 (a)   First Pacific Co.                    125,897
     120,000       Dah Sing Financial                   457,035
   1,100,000 (a)   Guangdong Investments                231,096
     650,000       JCG Holdings, Ltd.                   309,975
                                                     ----------
                                                      1,124,003
                                                     ----------
                   FINANCIAL: 0.2%
      70,000 (a)   Pacific Century Insurance
                   Holdings                              56,659
                                                     ----------
                   INFRASTRUCTURE: 0.8%
     140,000 (a)   New World Infrastructure             263,446
                                                     ----------
                   MULTI-INDUSTRY: 5.5%
     150,000       Citic Pacific, Ltd.                  478,495
     145,000       Hutchison Whampoa, Ltd.            1,312,881
                                                     ----------
                                                      1,791,376
                                                     ----------
                   PROPERTIES: 7.0%
     170,000       Cheung Kong Holdings, Ltd.        $1,511,851
      86,000       Sun Hung Kai Properties, Ltd.        784,217
                                                     ----------
                                                      2,296,068
                                                     ----------
                   TELECOMMUNICATIONS: 4.0%
     500,000       Hong Kong Telecommunications,
                   Ltd.                               1,298,542
                                                     ----------
                   TRANSPORTATION: 3.7%
     200,000 (a)   Cathay Pacific Airlines              306,752
     450,000 (a)   China Merchants Holdings             394,396
     600,000 (a)   Cosco Pacific                        498,795
                                                     ----------
                                                      1,199,943
                                                     ----------
                   UTILITIES: 1.4%
      95,000       CLP Holdings, Ltd.                   461,611
                                                     ----------
                   TOTAL HONG KONG                    9,565,926
                                                     ----------
                   INDONESIA: 2.9%
                   COMMUNICATIONS: 1.4%
      60,000       PT Indosat                           115,620
     602,120       PT Telekomunikasi                    351,603
                                                     ----------
                                                        467,223
                                                     ----------
                   MERCHANDISING: 0.7%
   1,700,000 (a)   PT Matahari Putra Prima              223,358
                                                     ----------
                   TOBACCO PRODUCTS: 0.8%
      90,000       PT Gudang Garam                      245,693
                                                     ----------
                   TOTAL INDONESIA                      936,274
                                                     ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Asia-Pacific
Equity Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   PHILIPPINES: 3.3%
                   BANKS: 0.7%
      60,000       Bank of Philippine Island          $  214,455
                                                      ----------
                   BEVERAGES & TOBACCO: 0.5%
      82,500       San Miguel Corp. Class B              179,960
                                                      ----------
                   COMMUNICATIONS: 0.8%
       9,000       Philippine Long Distance
                   Telephone Co. ADR                     271,125
                                                      ----------
                   REAL ESTATE: 0.9%
   1,250,000       SM Prime Holdings, Inc.               282,523
                                                      ----------
                   UTILITIES: 0.4%
      34,000       Manila Electric Co. Class B           122,418
                                                      ----------
                   TOTAL PHILIPPINES                   1,070,481
                                                      ----------
                   SINGAPORE: 14.6%
                   AEROSPACE: 0.9%
     250,000       Singapore Technologies
                   Engineering, Ltd.                     283,373
                                                      ----------
                   BANKS: 5.3%
      60,000       Development Bank Singapore            732,954
      90,000       Overseas-Chinese Bank                 750,573
      35,000       United Overseas Bank                  244,612
                                                      ----------
                                                       1,728,139
                                                      ----------
                   ELECTRONICS COMPONENTS/INSTRUMENTS: 1.2%
      40,000       Natsteel Electronics, Ltd.            175,016
      28,000       Venture Manufacturing                 215,423
                                                      ----------
                                                         390,439
                                                      ----------
                   PROPERTIES: 1.8%
      90,000       City Developments, Ltd.               576,144
                                                      ----------
                   PUBLISHING: 1.5%
      30,000       Singapore Press Holdings, Ltd.        510,953
                                                      ----------
                   TELECOMMUNICATIONS: 1.6%
     300,000       Singapore Telecommunication           514,477
                                                      ----------
                   TRANSPORTATION: 2.3%
      80,000       Singapore Airlines, Ltd.           $  761,144
                                                      ----------
                   TOTAL SINGAPORE                     4,764,669
                                                      ----------
                   SOUTH KOREA: 18.7%
                   APPLIANCES & HOUSEHOLD DURABLES: 3.7%
      11,024       Samsung Electronics Co.             1,209,545
                                                      ----------
                   BANKS: 3.8%
      19,000       Housing & Commercial Bank             599,136
      18,000       Kookmin Bank                          365,443
      24,000       Shinhan Bank                          269,546
                                                      ----------
                                                       1,234,125
                                                      ----------
                   CHEMICALS: 1.7%
      20,000       L.G. Chemical, Ltd.                   544,276
                                                      ----------
                   COMMUNICATIONS: 1.0%
       8,100 (a)   Korea Telecom Corp. ADR               324,000
                                                      ----------
                   FINANCIAL: 0.6%
       3,660       Samsung Securities                    196,043
                                                      ----------
                   STEEL: 2.9%
       8,000       Pohang Iron & Steel                   961,071
                                                      ----------
                   UTILITIES: 5.0%
      39,000       Korea Electric Power                1,620,648
                                                      ----------
                   TOTAL SOUTH KOREA                   6,089,708
                                                      ----------
                   TAIWAN: 12.1%
                   COMPUTER SERVICES: 1.4%
      19,890       Synnex Technology                     449,514
                                                      ----------
                   DATA PROCESSING & REPRODUCTION: 0.9%
      25,000       Acer Inc. GDR                         312,500
                                                      ----------

International
Equity Funds

Pilgrim
Asia-Pacific
Equity Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                            Market
Shares                                                      Value
------------                                             -----------
                   ELECTRONIC COMPONENTS/INSTRUMENT: 7.5%
      84,700       Asustek Computer, Inc. GDR            $ 1,221,797
      36,000       Taiwan Semiconductor ADR                1,224,000
                                                         -----------
                                                           2,445,797
                                                         -----------
                   FOOD & HOUSEHOLD PRODUCTS: 0.6%
      20,730       President Enterprises                     186,570
                                                         -----------
                   STEEL: 1.7%
      35,385       China Steel Corp. GDR                     547,585
                                                         -----------
                   TOTAL TAIWAN                            3,941,966
                                                         -----------
                   THAILAND: 6.4%
                   BANKS: 3.2%
     274,000 (a)   Siam Commercial Bank                      389,626
     206,200       Thai Farmers Bank Public Co.              636,696
                                                         -----------
                                                           1,026,322
                                                         -----------
                   BUILDING MATERIALS: 0.7%
       7,000 (a)   Siam Cement Public Co.                    212,351
                                                         -----------
                   COMMUNICATIONS: 1.2%
      30,000       Advanced IFO Services                     406,284
                                                         -----------
                   ENERGY SOURCE: 0.9%
      40,000       PTT Exploration & Production              305,525
                                                         -----------
                   UTILITIES: 0.4%
      70,000       Electricity Generating Public Co.         133,668
                                                         -----------
                   TOTAL THAILAND                          2,084,150
                                                         -----------
                   Total Common Stocks
                   (Cost $21,365,725)                     29,582,648
                                                         -----------

Principal                                                  Market
Amount                                                      Value
------------                                             -----------
WARRANTS: 0.5%

                   THAILAND: 0.5%
                   BANKS: 0.5%
     274,000 (a)   Siam Commercial Bank Warrants         $   176,259
                                                         -----------
                   Total Warrants (Cost $0)                  176,259
                                                         -----------
CONVERTIBLE BONDS: 1.5%

                   TAIWAN 1.5%
                   CHEMICALS: 0.8%
    $210,000       Nan Ya Plastic Corp., 1.75%, due
                   07/19/01                                  252,525
                                                         -----------
                   ELECTRONIC COMPONENTS/INSTRUMENTS: 0.7%
     160,000       United Microelectronics, 0.25%,
                   due 05/16/04                              234,800
                                                         -----------
                   Total Convertible Bonds
                   (Cost $415,750)                           487,325
                                                         -----------
                   Total Long-Term Investments
                   (Cost $21,781,475)                     30,246,232
                                                         -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Asia-Pacific
Equity Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                      Value
-----------                                              -----------
SHORT-TERM INVESTMENTS: 2.9%

                   REPURCHASE AGREEMENT: 2.9%
   $951,000        State Street Bank & Trust
                   Repurchase
                   Agreement, 4.70% due 07/01/99
                   (Collateralized by $945,000 U.S.
                   Treasury Notes, 6.375% due
                   09/30/01, Market Value
                   $971,791)                             $   951,000
                                                         -----------
                   Total Short-Term Investments
                   (Cost $951,000)                           951,000
                                                         -----------
                   TOTAL INVESTMENTS
                   (COST $22,732,475)*      95.8%         31,197,232
                   OTHER ASSETS AND
                   LIABILITIES, NET          4.2%          1,363,305
                                           ------        -----------
                   NET ASSETS              100.0%        $32,560,537
                                           ======        ===========

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is $23,386,060. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation         $ 8,308,719
                   Gross Unrealized Depreciation            (497,547)
                                                         -----------
                   Net Unrealized Appreciation           $ 7,811,172
                                                         ===========

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim Government
Securities
Income Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
Principal                                                            Market
Amount                                   Rate        Maturity        Value
-------------                         -----------   -----------    ------------
U.S. GOVERNMENT SECURITIES: 98.5%

              U.S. GOVERNMENT AGENCY NOTES: 9.4%
   $3,205,000 FHLMC                      7.010%       2007         $  3,208,493
                                                                   ------------
                                                                      3,208,493
                                                                   ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION: 4.5%
      179,598 FHLMC                      8.500%       2017              189,258
      185,701 FHLMC                      9.000%     2006-2021           193,386
      629,888 FHLMC                      9.500%     2005-2014           663,877
       60,442 FHLMC                      9.905%       2020               64,467
      379,388 FHLMC                     12.250%       2015              428,234
                                                                   ------------
                                                                      1,539,222
                                                                   ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION: 48.6%
    1,000,000 FNMA                       5.640%       2008              932,350
    5,801,775 FNMA                       6.500%     2018-2028         5,642,381
    2,470,073 FNMA                       7.500%       2028            2,496,306
      302,915 FNMA                       8.000%       2023              311,285
      508,924 FNMA                       8.500%     2017-2021           534,164
      110,663 FNMA                       9.000%       2017              117,129
      298,701 FNMA                       9.250%     2009-2016           316,073
      100,937 FNMA                       9.750%       2008              108,201
      844,745 FNMA                      10.000%     2007-2020           903,195
      956,757 FNMA                      10.500%       2021            1,052,134
      422,743 FNMA                      11.000%       2017              459,789
    1,459,134 FNMA                      11.250%       2016            1,626,085
      609,683 FNMA                      11.500%       2019              673,821
       67,599 FNMA                      12.000%       2007               73,574
       90,528 FNMA                      12.500%       2007               99,435
      496,561 FNMA                      13.000%       2012              563,441
      627,664 FNMA                      13.500%     2007-2017           723,784
                                                                   ------------
                                                                     16,633,147
                                                                   ------------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 27.5%
    4,461,974 GNMA                       6.500%       2026            4,325,497
      937,628 GNMA                       7.000%     2016-2017           929,539
      557,909 GNMA                       7.500%       2023              563,811
      848,483 GNMA                       8.000%     2023-2024           876,990
      881,440 GNMA                       9.000%     2013-2022           938,661
      355,498 GNMA                       9.250%     2016-2021           377,391
      973,120 GNMA                       9.500%     2016-2019         1,041,119
      262,692 GNMA                      11.250%       2011              291,231
       73,473 GNMA                      13.000%       2014               83,896
                                                                   ------------
                                                                      9,428,135
                                                                   ------------
              U.S. TREASURY SECURITIES: 8.5%
   $1,100,000 U.S. Treasury Bonds        4.750%     2004-2008      $  1,036,453
    1,000,000 U.S. Treasury Bonds        4.875%       2001              989,840
    1,000,000 U.S. Treasury Bonds        5.250%       2029              898,440
                                                                   ------------
                                                                      2,924,733
                                                                   ------------

                                                                     33,733,730
                                                                   ------------

                                                                     33,733,730
                                                                   ------------

Principal
Amount                                                                Value
--------------                                                     ------------
SHORT-TERM INVESTMENTS: 4.6%

                REPURCHASE AGREEMENTS: 4.6%
  $ 1,581,000   State Street Bank & Trust Repurchase
                Agreement, 4.70% due 07/01/99
                (Collateralized by $1,570,000 U.S.
                Treasury Notes, 6.375% due 09/30/01,
                Market Value $1,614,510)                           $  1,581,000
                                                                   ------------
                Total Short-Term Investments
                (Cost $1,581,000)                                     1,581,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                (COST $35,917,887)*                    103.1%        35,314,730
                OTHER ASSETS AND
                LIABILITIES, NET                        (3.1)%       (1,071,910)
                                                      --------     ------------
                NET ASSETS                             100.0%      $ 34,242,820
                                                      ========     ============

* Cost for federal income tax purposes is $35,936,637. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                      $     95,841
                Gross Unrealized Depreciation                          (717,748)
                                                                   ------------
                Net Unrealized Depreciation                        $   (621,907)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                  Value
-------------                                            -----------
CORPORATE BONDS: 43.0%

                    AEROSPACE/DEFENSE: 1.0%
     $230,000       Rockwell Int'l Corp., 5.200%, due
                    01/15/98                             $   156,809
                                                         -----------
                    APPAREL: 1.4%
      240,000 (b)   Jones Apparel, 6.250%, due
                    10/01/01                                 234,708
                                                         -----------
                    BROADCASTING: 1.8%
       50,000       CD Radio, Inc., Step-Up, due
                    12/01/07                                  25,438
      125,200 (b)   Echostar DBS Corp., 9.375%, due
                    02/01/09                                 127,704
      110,000       News America Holdings, 8.875%,
                    due 04/26/23                             121,474
       35,000       Source Media, Inc., 12.000%, due
                    11/01/04                                  27,825
                                                         -----------
                                                             302,441
                                                         -----------
                    COMMUNICATIONS: 1.6%
      500,000       Rhythms Netconnections,
                    Step-Up, due 05/15/08                    267,500
                                                         -----------
                    COMMUNICATIONS -- COMPETITIVE LOCAL
                    EXCHANGE CARRIER: 3.3%
      500,000       ICG Services, Inc., Step-Up, due
                    02/15/08                                 315,000
      250,000       MGC Communications, Inc.,
                    13.000%, due 10/01/04                    229,374
                                                         -----------
                                                             544,374
                                                         -----------
                    COMMUNICATIONS -- INTERNET
                    SERVICE PROVIDER: 0.6%
      100,000       Global Telesystems Group, Inc.,
                    9.875%, due 02/15/05                      99,749
                                                         -----------
                    COMMUNICATIONS -- TELECOMMUNICATIONS: 1.8%
      500,000       Pinnacle Holdings, Inc., Step-Up,
                    due 03/15/08                             295,000
                                                         -----------
                    COMPUTERS: 0.8%
       50,000       Apple Computer, Inc., 6.500%,
                    due 02/15/04                         $    46,375
       80,000       Unisys Corp., 12.000%, due
                    04/15/03                                  87,200
                                                         -----------
                                                             133,575
                                                         -----------
                    COMPUTER SOFTWARE: 1.0%
     $170,000       Computer Associates Int'l,
                    6.375%, due 04/15/05                     161,403
                                                         -----------
                    DIVERSIFIED FINANCIAL SERVICES: 1.6%
        5,000       Amresco, Inc., 9.875%, due
                    03/15/05                                   4,050
      190,000       AON Capital Trust A, 8.205%,
                    due 01/01/27                             202,360
       50,000       Countrywide Capital III, 8.050%,
                    due 06/15/27                              50,070
                                                         -----------
                                                             256,480
                                                         -----------
                    ENTERTAINMENT & LEISURE: 2.1%
      100,000       Ascent Entertainment Group,
                    Step-Up, due 12/15/04                     70,875
       35,000       Bally Total Fitness Holdings,
                    9.875%, due 10/15/07                      33,863
      250,000 (b)   Hollywood Entertainment,
                    10.625%, due 08/15/04                    246,250
                                                         -----------
                                                             350,988
                                                         -----------
                    GAMING & LOTTERY: 1.5%
      250,000 (b)   Majestic Star Casino, LLC,
                    10.875%, due 07/01/06                    248,125
                                                         -----------
                    HEALTH CARE: 2.0%
      130,000       Abbey Healthcare Group,
                    9.500%, due 11/01/02                     130,000
      250,000       Global Health Sciences, 11.000%,
                    due 05/01/08                             192,500
                                                         -----------
                                                             322,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                  Value
-------------                                            -----------
                    HOME BUILDING, BUILDING MATERIALS: 1.7%
     $115,000       Lennar Corp., 7.625%, due
                    03/01/09                             $   108,299
      160,000       McDermott, Inc., 9.375%, due
                    03/15/02                                 166,626
                                                         -----------
                                                             274,925
                                                         -----------
                    INSURANCE: 2.2%
      290,000       Liberty Financial Co., 7.625%,
                    due 11/15/28                             284,658
       75,000 (b)   Lumbermens Mutual Casualty,
                    8.300%, due 12/01/37                      72,606
                                                         -----------
                                                             357,264
                                                         -----------
                    INTERNATIONAL BANKS: 0.4%
       70,000       Korea Development Bank,
                    7.375%, due 09/17/04                      67,984
                                                         -----------
                    MEDICAL SUPPLIES/EQUIPMENT: 1.1%
      195,000       Guidant Corp., 6.150%, due
                    02/15/06                                 180,443
                                                         -----------
                    METALS: 1.6%
       90,000 (b)   Codelco, Inc., 7.375%, due
                    05/01/09                                  85,248
      202,995       Scotia Pacific Co. LLC, 6.550%
                    due 01/20/07                             186,713
                                                         -----------
                                                             271,961
                                                         -----------
                    OIL: 4.5%
       60,000 (b)   Cerro Negro Finance, Ltd.,
                    7.330%, due 12/01/09                      49,189
      145,000       Conoco, Inc., 6.950%, due
                    04/15/29                                 135,435
      100,000       Deeptech Int'l, Inc., 12.000%,
                    due 12/15/00                             106,750
      185,000       PDVSA Finance, Ltd., 6.800%,
                    due 11/15/08                             154,257
       75,000       PDVSA Finance, Ltd., 7.500%,
                    due 11/15/28                              54,619
       90,000 (b)   Pemex Finance, Ltd., 9.150%,
                    due 11/15/18                              84,600
      180,000 (b)   Pemex Finance, Ltd., 6.300%,
                    due 05/15/10                             172,800
                                                         -----------
                                                             757,650
                                                         -----------
                    REAL ESTATE INVESTMENT TRUST: 0.3%
     $ 50,000       Equity Office Properties, 7.500%,
                    due 04/19/29                         $    45,917
                                                         -----------
                    RENTAL AUTO/EQUIPMENT: 0.2%
       30,000       United Rentals, Inc., 6.875%, due
                    08/15/28                                  30,375
                                                         -----------
                    RETAIL: 1.1%
      130,000       Kmart Corp., 6.780%, due
                    08/02/1999                               130,057
       50,000       Musicland Stores Corp., 9.875%,
                    due 03/15/08                              50,313
                                                         -----------
                                                             180,370
                                                         -----------
                    SHIPPING: 0.7%
      115,000       Sea Containers, 12.500%, due
                    12/01/04                                 123,769
                                                         -----------
                    TELECOMMUNICATIONS: 3.2%
      130,000       International Cabletel, Inc.,
                    Step-Up, due 04/15/05                    124,800
      120,000       MCI Worldcom, Inc., 6.950%,
                    due 08/15/28                             113,754
      250,000       Winstar Communications, Inc.,
                    15.000%, due 03/01/07                    287,500
                                                         -----------
                                                             526,054
                                                         -----------
                    TELECOMMUNICATIONS EQUIPMENT: 0.4%
      130,000       Covad Communications Group,
                    Step-Up, due 03/15/08                     70,688
                                                         -----------
                    TRANSPORTATION -- AIR FREIGHT: 0.4%
       80,000       Federal Express Corp., 7.600%,
                    due 07/01/97                              73,521
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                 Market
   Amount                                                   Value
-------------                                            -----------
                    TRANSPORTATION (AIR, BUS, RAIL): 2.7%
     $ 80,000       Atlas Air, Inc., 9.375%, due
                    11/15/06                             $    78,200
      165,000       Continental Airlines, Inc.,
                    6.320%, due 11/01/08                     152,128
      210,000       Continental Airlines, Inc.,
                    6.545%, due 02/02/19                     197,996
       30,000       Trans World Airlines, 11.375%,
                    due 03/01/06                              15,375
                                                         -----------
                                                             443,699
                                                         -----------
                    UTILITIES: 2.0%
      100,000 (b)   East Coast Power LLC, 7.536%,
                    due 06/30/17                              95,954
      120,000       Empresa Nacional de Electricidad,
                    8.125%, due 02/01/97                      96,775
       20,000       Enersis S.A., 6.600%, due
                    12/01/26                                  18,706
       40,000       Enersis S.A., 7.400%, due
                    12/01/16                                  34,375
       90,000       United Utilities PLC, 6.875%, due
                    08/15/28                                  80,112
                                                         -----------
                                                             325,922
                                                         -----------
                    Total Corporate Bonds
                    (Cost $7,412,379)                      7,104,194
                                                         -----------
U.S. TREASURY OBLIGATIONS: 9.2%

                    U.S. TREASURY BONDS: 9.2%
    1,200,000       U.S. Treasury Bonds, 4.750%, due
                    02/15/04                               1,154,625
      400,000       U.S. Treasury Bonds, 5.500%, due
                    08/15/28                                 366,248
                                                         -----------
                    Total U.S. Treasury Obligations
                    (Cost $1,505,487)                      1,520,873
                                                         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.0%

                    FEDERAL HOME LOAN MORTGAGE
                    CORPORATION: 2.5%
      205,120       5.500%, due 01/01/14                     194,285
      105,322       5.500%, due 02/01/14                      99,758
       27,573       9.000%, due 06/01/06                      28,797
       65,760       9.500%, due 11/01/05                      69,273
       23,546       10.000%, due 10/01/03                     24,849
                                                         -----------
                                                             416,962
                                                         -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.5%
     $110,507       6.500%, due 02/01/09                  $  109,402
       34,707       9.500%, due 05/01/07                      36,561
       32,760       9.500%, due 06/01/05                      34,510
       29,658       9.500%, due 07/01/06                      31,243
       28,997       10.000%, due 10/01/05                     30,737
                                                         -----------
                                                             242,453
                                                         -----------
                    GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION: 0.0%
        3,772       8.500%, due 02/15/21                       3,982
        1,326       11.500%, due 02/15/12                      1,488
          501       11.500%, due 02/15/13                        551
        1,682       11.500%, due 07/15/13                      1,886
                                                         -----------
                                                               7,907
                                                         -----------
                    Total U.S. Government Agency
                    Obligations (Cost $674,930)              667,322
                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS
  AND ASSET-BACKED SECURITIES: 21.9%

                    MORTGAGE -- COMMERCIAL: 15.9%
      210,000       Allied Capital Commercial
                    Mortgage 1998 1 C, 6.710%,
                    due 12/25/04                             208,021
      196,134       Asset Securitization Corp. 1996
                    D2 A1, 6.920%, due 02/14/29              197,398
      260,000       Commercial Mortgage Asset Trust
                    1999 C1 A2, 6.585%, due
                    07/17/08                                 252,591
      109,336       DLJ Mortgage Acceptance Corp.
                    1998 A A2, 6.588%, due
                    05/28/28                                 107,918
      390,000       DLJ Commercial Mortgage Corp.
                    1998 CF2 A1B, 6.24%, due
                    11/12/31                                 372,202
      140,000       GMAC Commercial Mortgage
                    Securities, Inc. 1998 C2 A2,
                    6.420%, due 08/15/08                     135,407
      240,000       GS Mortgage Securities Corp.
                    1998 GLII A2, 6.562%, due
                    04/13/31                                 233,658
      360,000       JP Morgan Commercial Mortgage
                    1998 C6 A2, 6.533%, due
                    01/15/30                                 354,177

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                   Value
-------------                                            -----------
     $270,000       JP Morgan Commercial
                    Mortgage 1999 C7 A2,
                    6.507%, due 10/15/35                 $   267,047
      145,184       Morgan Capital Funding, Inc.
                    1998 MC3 A1, 6.001%, due
                    11/18/31                                 140,810
      210,000       Morgan Stanley Capital I 1998
                    XL2 A2, 6.170%, due
                    10/03/08                                 202,361
      160,000       Nomura Asset Securities Corp.
                    1998 D6 A1B, 6.590%, due
                    03/17/28                                 155,614
                                                         -----------
                                                           2,627,204
                                                         -----------
                    MORTGAGE -- RESIDENTIAL: 5.5%
      170,000       Amresco Residential Securities
                    1996 3 A5, 7.550%, due
                    02/25/23                                 171,963
      210,000       Amresco Residential Securities
                    1997 3 A9, 6.960%, due
                    03/25/27                                 210,707
      440,000       Bankboston Home Equity Loan
                    Trust 1998 2 A4, 6.110%,
                    due 09/25/13                             433,992
      100,000       Saxon Asset Securities Trust
                    1999 1 AF3, 6.170%, due
                    08/25/21                                  98,838
                                                         -----------
                                                             915,500
                                                         -----------
                    UTILITIES: 0.5%
       90,000       Comed Transitional Funding
                    Trust 1998 1 A7, 5.740%,
                    12/25/10                                  83,035
                                                         -----------
                    Total CMO's and Asset-Backed
                    Securities (Cost $3,750,348)           3,625,739
                                                         -----------

                                                           Market
  Shares                                                    Value
-----------                                              -----------
PREFERRED STOCK: 0.1%

                    TELECOMMUNICATIONS: 0.1%
          100       IXC Communications, Inc.             $     9,625
                                                         -----------
                    Total Preferred Stock
                    (Cost $10,000)                             9,625
                                                         -----------
MUTUAL FUNDS: 14.2%

                    INVESTMENT COMPANIES: 14.2%
       74,000       Blackrock 2001 Term Trust            $   666,000
       74,900       Blackrock Strategic Term Trust           683,463
      106,000 (c)   Pilgrim Prime Rate Trust               1,000,375
                                                         -----------
                    Total Mutual Funds
                    (Cost $2,266,217)                      2,349,838
                                                         -----------
                    Total Long-Term Investments
                    (Cost $15,619,361)                    15,277,591
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                    Value
------------                                             -----------
SHORT-TERM INVESTMENTS: 11.4%
                    Repurchase Agreement: 11.4%
   $1,883,000       State Street Bank & Trust
                    Repurchase Agreement,
                    4.700% due 07/01/1999
                    (Collaterized by $1,870,000 U.S.
                    Treasury Notes, 6.375%
                    due 09/30/2001, Market
                    Value $1,923,015)                    $ 1,883,000
                                                         -----------
                    Total Short-Term Investments
                    (Cost $1,883,000)                      1,883,000
                                                         -----------
                    Total Investments (Cost
                    $17,502,361)*              103.8%     17,160,591
                    Other Assets and
                    Liabilities, Net            (3.8)%      (630,267)
                                              ------     -----------
                     Net Assets                100.0%    $16,530,324
                                              ======     ===========
(a) Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities
    Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(c) Related party
ADR -- American Depository Receipt
EDR -- European Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation        $   147,916
                    Gross Unrealized Depreciation           (489,686)
                                                         -----------
                    Net Unrealized Appreciation          $  (341,770)
                                                         ===========

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                      Value
-------------                                            -----------
CORPORATE BONDS: 96.7%

                    AUTOMOTIVE: 2.4%
   $7,500,000       JH Heafner Co., 10.000%, due
                    05/15/08                             $ 7,696,875
    2,000,000 (b)   JH Heafner, 10.000%, due
                    11/01/08                               2,052,500
                                                         -----------
                                                           9,749,375
                                                         -----------
                    BROADCASTING: 1.7%
    7,000,000       Pegasus Communications,
                    9.75%, due 12/01/06                    7,201,250
                                                         -----------
                    BUSINESS SERVICES: 2.5%
    6,000,000       CEX Holdings, Inc., 9.625%, due
                    06/01/08                               5,640,000
    5,000,000 (b)   Group Maintenance America,
                    9.75%, due 1/15/09                     4,950,000
                                                         -----------
                                                          10,590,000
                                                         -----------
                    COMMUNICATIONS: 14.2%
    2,000,000 (b)   Caprock Communications,
                    11.50%, due 05/01/09                   2,030,000
    6,000,000       CCPR Services, Inc., 10.000%,
                    due 02/01/07                           6,645,000
    8,000,000 (b)   Charter Communications
                    Holdings, 8.625%, due
                    04/01/09                               7,700,000
    5,000,000       Covad Communications Group,
                    12.50%, due 02/15/09                   4,825,000
    3,000,000 (b)   Exodus Communications,
                    11.25%, due 07/01/08                   3,127,500
    7,500,000       Globix Corp., 13.000%, due
                    05/01/05                               7,143,750
    5,000,000 (b)   Hyperion Telecom, 12.000%,
                    due 11/01/07                           5,075,000
    3,000,000       Logix Communications, 12.25%,
                    due 06/15/08                           2,823,750
    6,000,000       MGC Communications, Inc.,
                    13.000%, due 10/01/04                  5,520,000
    8,000,000       Nextlink Communications,
                    10.75%, due 06/01/09                   8,220,000
    6,000,000       Teligent, Inc., 11.50%, due
                    12/01/07                               6,165,000
                                                         -----------
                                                          59,275,000
                                                         -----------
                    COMPUTER SOFTWARE & SERVICE: 2.0%
   $9,000,000       Merisel, Inc., 12.50%, due
                    12/31/04                             $ 8,291,250
                                                         -----------
                    CONSTRUCTION: 0.2%
      995,000       Kevco, Inc., 10.375%, due
                    12/01/07                                 701,475
                                                         -----------
                    CONSUMER PRODUCTS: 1.2%
    6,000,000       Drypers Corp., 10.25%,due
                    06/15/07                               4,815,000
                                                         -----------
                    DEFENSE: 1.0%
    4,000,000 (b)   Fairchild Corp., 10.75%, due
                    04/15/09                               3,940,000
                                                         -----------
                    DIVERSIFIED CONGLOMERATE: 1.2%
    5,000,000       Jordan Industries, 10.375%,
                    08/01/07                               5,062,500
                                                         -----------
                    ELECTRONICS -- DEFENSE: 1.2%
    5,000,000 (b)   Amkor Technologies, Inc.,
                    9.250%, due 05/01/06                   4,868,750
                                                         -----------
                    ELECTRONICS -- SEMICONDUCTORS: 1.8%
    5,000,000       BGF Industries, 10.250%, due
                    1/15/09                                4,575,000
    3,000,000 (b)   Fairchild Semiconductor,
                    10.375%, due 10/01/07                  2,977,500
                                                         -----------
                                                           7,552,500
                                                         -----------
                    FOODS: 3.1%
    8,000,000       Imperial Holly Corp., 9.75%, due
                    12/15/07                               7,920,000
    5,000,000 (b)   Luigino's, Inc., 10.000%, due
                    02/01/06                               5,012,500
                                                         -----------
                                                          12,932,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                      Value
-------------                                            -----------
                    GAMING: 6.5%
  $10,000,000       Alliance Gaming Corp.,
                    10.000%, due 08/01/07                $ 7,800,000
    2,000,000       Hard Rock Hotel, 9.25%, due
                    04/01/05                               1,900,000
    6,000,000       Hollywood Park, Inc., 9.25%,
                    due 02/15/07                           5,940,000
    4,000,000 (b)   International Game Technology,
                    8.375%, due 05/15/09                   3,920,000
    7,500,000 (b)   Majestic Star Casino LLC,
                    10.875%, due 07/01/06                  7,462,500
                                                         -----------
                                                          27,022,500
                                                         -----------
                    HEALTH CARE: 1.1%
    6,000,000       Global Health Sciences,
                    11.000%, due 05/01/08                  4,650,000
                                                         -----------
                    HOUSEWARES: 0.8%
    4,000,000       Albecca, Inc., 10.750%, due
                    08/15/08                               3,360,000
                                                         -----------
                    INDUSTRIAL: 7.4%
    4,000,000       Aqua Chem, Inc., 11.250%,
                    due 07/01/08                           2,960,000
    7,000,000       Falcon Holdings Group LP,
                    8.375%, due 04/15/10                   6,930,000
    6,000,000 (b)   Juno Lighting, Inc., 11.875%,
                    due 07/01/09                           6,060,000
    5,000,000       Norton McNaughton, Inc.,
                    12.50%, due 06/01/05                   4,250,000
    6,600,000       Packaged Ice, Inc., 9.75%, due
                    02/01/05                               6,608,250
    4,000,000       Transportation Manufacturing
                    Operations, 11.25%, due
                    05/01/09                               4,000,000
                                                         -----------
                                                          30,808,250
                                                         -----------
                    LEASING: 2.0%
    9,000,000 (b)   Budget Group, Inc., 9.125%,
                    due 04/01/06                           8,437,500
                                                         -----------
                    LEISURE: 2.8%
   $5,000,000       Bally Total Fitness Holdings,
                    9.875%, due 10/15/07                 $ 4,850,000
    4,000,000       Bell Sports, Inc., 11.000%, due
                    08/15/08                               4,035,000
    3,000,000       Epic Resorts LLC/CAP,
                    13.000%, due 06/15/05                  2,782,500
                                                         -----------
                                                          11,667,500
                                                         -----------
                    MACHINERY & EQUIPMENT: 1.9%
    8,000,000       United Rentals, Inc., 8.80%,
                    due 08/15/08                           7,870,000
                                                         -----------
                    MANUFACTURING: 0.7%
    5,000,000       Paragon Holdings, 9.625%, due
                    04/01/08                               2,975,000
                                                         -----------
                    MEDIA & ENTERTAINMENT: 10.0%
    5,000,000 (b)   Carmike Cinemas, 9.375%, due
                    02/01/09                               4,900,000
    4,000,000 (b)   Classic Cable, Inc., 9.875%,
                    due 08/01/08                           4,180,000
    6,000,000       Coaxial Communications,
                    10.000%, due 08/15/06                  6,270,000
    5,000,000 (b)   Echostar DBS Corp., 9.375%,
                    due 02/01/09                           5,112,500
    6,750,000 (b)   Hollywood Entertainment,
                    10.625%, due 08/15/04                  6,665,625
   10,000,000       Regal Cinemas, 9.50%, due
                    06/01/08                               9,375,000
    5,000,000       Star Choice Communications,
                    13.000%, due 12/15/05                  5,100,000
                                                         -----------
                                                          41,603,125
                                                         -----------
                    MINES & MINERALS: 1.6%
    6,000,000       Anker Coal Group, 9.750%,
                    due 10/01/07                           2,932,500
    5,000,000       Lodestar Holdings, Inc.,
                    11.50%, due 05/15/05                   3,893,750
                                                         -----------
                                                           6,826,250
                                                         -----------
                    PACKAGING PRODUCTS: 1.2%
    5,000,000 (b)   Russell-Stanley, 10.875%, due
                    02/15/09                               4,887,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                     Value
--------------                                          ------------
                    PAPER AND FOREST PRODUCTS: 2.4%
  $10,000,000       Stone Container Corp., 12.25%,
                    due 04/01/02                        $ 10,037,500
                                                        ------------
                    PHARMACEUTICALS: 2.7%
    6,000,000       Biovail Corp. Int'l., 10.875%,
                    due 11/15/05                           6,157,500
    5,000,000       King Pharmaceuticals, Inc.,
                    10.75%, due 02/15/09                   5,175,000
                                                        ------------
                                                          11,332,500
                                                        ------------
                    PLASTIC PRODUCTS: 1.5%
    7,000,000       Moll Industries, 10.50%, due
                    07/01/08                               6,335,000
                                                        ------------
                    PUBLISHING: 1.4%
    6,000,000       Primark Corp., 9.25%, due
                    12/15/08                               5,902,500
                                                        ------------
                    RESTAURANTS: 0.9%
    4,000,000 (b)   Avado Brands, Inc., 11.75%,
                    due 06/15/09                           3,970,000
                                                        ------------
                    RETAIL: 13.6%
    6,000,000       Advance Stores Co., 10.250%,
                    due 04/15/08                           5,775,000
    5,000,000 (b)   Ames Dept. Stores, 10.000%,
                    due 04/15/06                           4,900,000
    8,000,000       Big 5 Corp., 10.875%, due
                    11/15/07                               8,270,000
    5,000,000       Cluett American Corp.,
                    10.125%, due 05/15/08                  3,750,000
    8,000,000       CSK Auto, Inc., 11.000%, due
                    11/01/06                               8,390,000
    5,000,000 (b)   Jo-Ann Stores, 10.375%, due
                    05/01/07                               4,912,500
    6,000,000       Sonic Automotive, Inc.,
                    11.000%, due 08/01/08                  5,940,000
    3,500,000       Specialty Retail, 8.500%, due
                    07/15/05                               2,555,000
    5,000,000       Tuesday Morning, 11.000%,
                    due 12/15/07                           5,306,250
    8,000,000       United Auto Group, 11.000%,
                    due 7/15/07                            7,140,000
                                                        ------------
                                                          56,938,750
                                                        ------------
                    STEEL: 0.6%
    3,000,000       Schuff Steel Co., 10.500%, due
                    06/01/08                            $  2,790,000
                                                        ------------
                    TECHNOLOGY: 2.8%
   $5,000,000       Metromedia Fiber Network,
                    10.000%, due 11/15/08                  5,150,000
    7,000,000 (b)   Rhythms Netconnections, Inc.,
                    12.750%, due 04/15/09                  6,597,500
                                                        ------------
                                                          11,747,500
                                                        ------------
                    TRANSPORTATION: 2.3%
    5,000,000       Amtran Inc., 9.625%, due
                    12/15/05                               4,875,000
    5,000,000       Atlas Air, Inc., 9.250%, due
                    04/15/08                               4,812,500
                                                        ------------
                                                           9,687,500
                                                        ------------
                    Total Corporate Bonds
                    (Cost $413,957,541)                  403,828,475
                                                        ------------

                                                           Market
Shares                                                     Value
-------------                                           ------------
WARRANTS: 0.2%

                    COMMUNICATIONS: 0.2%
        5,500 (a)   Bell Technology Group               $    495,000
       10,780 (a)   MGC Communication Warrants               279,606
                                                        ------------
                                                             774,606
                                                        ------------
                    LEISURE: 0.0%
        3,000 (a)   Epic Resorts Warrants                        --
                                                        ------------
                    MEDIA & ENTERTAINMENT: 0.0%
      115,800 (a)   Star Choice Communications
                    Warrants                                 208,440
                                                        ------------
                    Total Warrants
                    (Cost $197,608)                          983,046
                                                        ------------
                    Total Long Term Investments
                    (Cost $414,155,149)                  404,811,521
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                     Value
-------------                                           ------------
SHORT-TERM INVESTMENTS: 1.0%

                    COMMERCIAL PAPER: 1.0%
   $4,323,000       Gillette, 5.65%, due 07/01/99       $  4,323,000
                                                        ------------
                    Total Short-Term Investments
                    (Cost $4,323,000)                      4,323,000
                                                        ------------
                    TOTAL INVESTMENTS
                    IN SECURITIES
                    (COST $418,478,149)*     97.9%       409,134,521
                    OTHER ASSETS AND
                    LIABILITIES, NET          2.1%         8,669,439
                                            -----       ------------
                    NET ASSETS              100.0%      $417,803,960
                                            =====       ============

(a) Non-income producing security.
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized Depreciation consists of:

                    Gross Unrealized Appreciation       $  4,398,975
                    Gross Unrealized Depreciation        (14,261,353)
                                                        ------------
                    Net Unrealized Depreciation         $ (9,862,378)
                                                        ============

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
CORPORATE BONDS: 89.8%

                   APPAREL: 2.5%
   2,000,000 (b)   Supreme Int'l Corp., 12.250%,
                   due 04/01/06                         $  2,030,000
                                                        ------------
                   BROADCASTING: 5.7%
   1,780,000       CD Radio, Inc., 0.000%,
                   Step-Up, due 12/01/07                     905,574
     450,000 (b)   Echostar DBS Corp., 9.375%,
                   due 02/01/09                              459,000
   1,110,000       Pegasus Communications Corp.,
                   9.625%, due 10/15/05                    1,087,800
   1,225,000       Source Media, Inc., 12.000%,
                   due 11/01/04                              973,875
   1,340,000       Telewest PLC, 0.000%, Step-Up,
                   due 10/01/07                            1,194,274
                                                        ------------
                                                           4,620,523
                                                        ------------
                   COMMUNICATIONS -- COMPETITIVE LOCAL
                   EXCHANGE CARRIER: 13.0%
   1,870,000       Colt Telecom Group PLC,
                   0.000%, Step-Up, due
                   12/15/06                                1,573,137
   1,780,000       Completel Europe N.V., 0.000%,
                   Step-Up, due 02/15/09                     970,260
   3,000,000       ICG Services, 0.000%, Step-Up,
                   due 02/15/08                            1,890,000
   2,000,000       Metromedia Fiber, 10.000%,
                   due 11/15/08                            2,055,000
   1,500,000       MGC Communications, Inc.,
                   13.000%, due 10/01/04                   1,376,250
   2,230,000       Winstar Communication, Inc.,
                   0.000%, Step-Up, due
                   03/01/07                                2,564,500
                                                        ------------
                                                          10,429,147
                                                        ------------
                   COMMUNICATIONS -- GENERAL: 2.7%
   2,320,000       Covad Communications Group,
                   0.000%, Step-Up, due
                   03/15/08                                1,261,500
   1,340,000       United Int'l Holdings, 0.000%,
                   Step-Up, due 02/15/08                     887,750
                                                        ------------
                                                           2,149,250
                                                        ------------
                   COMMUNICATIONS -- INTERNET
                   SERVICE PROVIDER: 3.1%
   1,535,000       Global Telesystems Group,
                   9.875%, due 02/15/05                 $  1,531,163
   1,020,000       Globix Corp., 13.000%, due
                   05/01/05                                  969,000
                                                        ------------
                                                           2,500,163
                                                        ------------
                   COMMUNICATIONS -- LONG DISTANCE: 5.0%
   2,000,000       ITC Deltacom, 9.75%, due
                   11/15/08                                2,060,000
   1,960,000       Viatel, Inc. 11.250%, due
                   04/15/08                                1,969,800
                                                        ------------
                                                           4,029,800
                                                        ------------
                   COMMUNICATIONS -- TELECOMMUNICATIONS: 8.0%
   1,250,000       International Cabletel, Inc.,
                   0.000%, Step-Up, due
                   04/15/05                                1,200,000
     980,000       Northeast Optic Network,
                   12.500%, due 08/15/08                   1,011,850
   3,000,000       Pinnacle Holdings, 0.000%,
                   Step-Up, due 03/15/08                   1,770,000
   1,110,000       Powertel, Inc., 0.000%,
                   Step-Up, due 02/01/06                     931,012
   3,000,000       Rhythms Netconnections,
                   0.000%, Step-Up, due
                   05/15/08                                1,556,250
                                                        ------------
                                                           6,469,112
                                                        ------------
                   COMMUNICATIONS -- WIRELESS: 1.8%
   1,340,000       Nextel Communications, Inc.,
                   0.000%, Step-Up, due
                   09/15/07                                  979,875
     915,000       Telesystem Int'l Wireless,
                   0.000%, Step-Up, due
                   06/30/07                                  483,806
                                                        ------------
                                                           1,463,681
                                                        ------------
                   COMPUTERS: 5.3%
   1,780,000       Apple Computer, Inc., 6.500%,
                   due 02/15/04                            1,650,950
     940,000       Unisys Corp., 12.000%, due
                   04/15/03                                1,024,600
   1,405,000       Unisys Corp., 11.750%, due
                   10/15/04                                1,566,575
                                                        ------------
                                                           4,242,125
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                   Value
------------                                            ------------
                   DIVERSIFIED FINANCIAL SERVICES: 5.8%
     890,000       Amresco, Inc., 8.750%, due
                   07/01/99                             $    887,774
   1,780,000       Coinstar, Inc., 0.000%, Step-Up,
                   due 10/01/06                            1,755,525
   2,270,000       Resource America, Inc., 12.000%,
                   due 08/01/04                            2,043,000
                                                        ------------
                                                           4,686,299
                                                        ------------
                   ELECTRONICS: 2.4%
   2,000,000       Amkor Technology, Inc., 9.250%,
                   due 05/01/06                            1,942,500
                                                        ------------
                   ENTERTAINMENT AND LEISURE: 7.4%
   1,878,000       Ascent Entertainment Group,
                   0.000%, Step-Up, due 12/15/04           1,331,032
   1,290,000       Bally Total Fitness Holdings,
                   9.875%, due 10/15/07                    1,248,075
   2,000,000 (b)   Hollywood Entertainment,
                   10.625%, due 08/15/04                   1,970,000
   1,470,000       SFX Entertainment, 9.125%, due
                   02/01/08                                1,436,924
                                                        ------------
                                                           5,986,031
                                                        ------------
                   FOOD, BEVERGE & TOBACCO: 1.9%
   1,560,000 (b)   Triarc Consumer Products Group,
                   Inc., 10.250%, due 02/15/09             1,505,400
                                                        ------------
                   GAMING AND LOTTERY: 2.5%
   2,000,000 (b)   Majestic Star Casino Llc.,
                   10.875%, due 07/01/06                   1,985,000
                                                        ------------
                   HEALTHCARE: 3.6%
   1,780,000       Abbey Healthcare Group, Inc.,
                   9.500%, due 11/01/02                    1,780,000
   1,000,000       Global Health Sciences, Inc.,
                   11.000%, due 05/01/08                     770,000
     317,000       Twin Laboratories, 10.250%, due
                   05/15/06                                  336,812
                                                        ------------
                                                           2,886,812
                                                        ------------
                   HOME BUILDING: 2.4%
     750,000       Kevco, Inc., 10.375%, due
                   12/01/07                             $    525,000
   1,340,000       McDermott, Inc., 9.375%, due
                   03/15/02                                1,398,960
                                                        ------------
                                                           1,923,960
                                                        ------------
                   PRINTING/PUBLISHING: 2.1%
   1,780,000       Big Flower Press Holdings,
                   8.625%, due 12/01/08                    1,650,950
                                                        ------------
                   RENTAL EQUIPMENT: 1.4%
   1,110,000       United Rentals, Inc., 9.500%, due
                   06/01/08                                1,123,875
                                                        ------------
                   RESTAURANTS: 1.3%
   1,050,000       Foodmaker, Inc., 8.375%, due
                   04/15/08                                1,029,000
                                                        ------------
                   RETAIL: 3.7%
   1,109,000       Michaels Stores, Inc., 10.875%,
                   due 06/15/06                            1,189,402
     890,000       Musicland Stores Corp., 9.875%,
                   due 03/15/08                              895,562
     862,000       Tuesday Morning Corp., 11.000%,
                   due 12/15/07                              912,642
                                                        ------------
                                                           2,997,606
                                                        ------------
                   SHIPPING: 2.0%
   1,495,000       Sea Containers, 12.500%, due
                   12/01/04                                1,608,993
                                                        ------------
                   TRANSPORTATION: 6.2%
   1,340,000       Atlas Air, Inc., 9.375%, due
                   11/15/06                                1,309,850
   1,340,000       Atlas Air, Inc., 9.250%, due
                   04/15/08                                1,286,400
   1,340,000       Trans World Airlines, 11.375%,
                   due 03/01/06                              456,125
     890,000       Trans World Airlines, 11.500%,
                   due 12/15/04                              745,375
     890,000       Trans World Airlines, 12.000%,
                   due 04/1/02                             1,232,800
                                                        ------------
                                                           5,030,550
                                                        ------------
                   Total Corporate Bonds
                   (Cost $74,279,542)                     72,290,777
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
------------                                            ------------
COMMON STOCK: 0.2%
                   Communications -- Long Distance:
       3,288       Viatel, Inc.                         $    184,533
                                                        ------------
                   (Cost $2,330)
                   Total Common Stock                        184,533
                                                        ------------
PREFERRED STOCK: 2.9%
                   Broadcasting: 1.8%
      12,545       Capstar                              $  1,477,173
                                                        ------------
                   Internet: 1.1%
       9,250       Concentric Network 13.5%                  888,036
                                                        ------------
                   Total Preferred Stock
                   (Cost $2,442,908)                       2,365,209
                                                        ------------

Number of                                                  Market
Warrants                                                    Value
------------                                            ------------
WARRANTS: 0.2%
                   Computers: 0.2%
       1,600 (a)   Bell Technology Group                $    144,000
                                                        ------------
                   Cost ($0)
                   Total Warrants                            144,000
                                                        ------------
                   Total Long-Term Investments
                   (Cost $76,724,780)                   $ 74,984,519
                                                        ------------

Principal
Amount                                                     Value
------------                                            ------------
SHORT-TERM INVESTMENTS: 5.8%
                   Repurchase Agreement: 5.8%
  $4,639,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized
                   by
                   $4,605,000 U.S. Treasury
                   Notes,
                   6.375% Market Value
                   $4,735,552, Due 09/30/2001)          $  4,639,000
                                                        ------------
                   Total Short-Term Investments
                   (Cost $4,639,000)                    $  4,639,000
                                                        ------------
                   Total Investments in
                   Securities (Cost
                   $81,363,780)*               98.9%    $ 79,623,519
                   Other Assets and
                   Liabilities, Net             1.1%         900,680
                                              ------    ------------
                   Net Assets                 100.0%    $ 80,524,199
                                              ======    ============
(a) Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $  1,036,861
                   Gross Unrealized Depreciation          (2,777,122)
                                                        ------------
                   Net Unrealized Appreciation          $ (1,740,261)
                                                        ============

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
 Principal                                                 Market
 Amount                                                     Value
-------------                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%

                   FINANCIAL: 5.5%
  $  574,053       FHLMC E00659, 6.000%, due
                   04/01/14                             $    554,495
   1,172,113       FHLMC E74572, 5.500%, due
                   01/01/14                                1,110,202
     240,000       FHR 2102 Pe, 6.500%, due
                   12/15/28                                  229,274
     230,000       FHR 2127 Td, 6.000%, due
                   12/15/28                                  227,270
                                                        ------------
                   Total U.S. Government
                   Agency Obligations:
                   (Cost $2,197,083)                       2,121,241
                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 5.9%

                   FINANCIAL: 5.9%
     170,000       Amres 1997-3 A9, 6.960%, due
                   03/25/27                                  170,572
     170,000       ASC 1996-D3 A1C, 7.400%, due
                   10/13/26                                  174,060
      70,000       Comed 1998-1 A7, 5.740%, due
                   12/25/10                                   64,583
     241,757       CRIIMI Mae 1998-1 A1, 5.697%,
                   due 10/20/01                              230,861
     170,000       CRIIMI Mae 98-C1 CL A2,
                   7.000%, due 03/02/11                      150,238
     260,000       DLJCM 1998-CF2 A1B, 6.240%,
                   due 11/12/31                              248,135
     160,000       GS Mortgage Securities, 6.562%,
                   due 04/13/31                              155,772
     276,098       MSC 1997-XL1 A1, 6.590%, due
                   10/03/30                                  277,072
     150,000       MSC 1998-XL2, 6.170%, due
                   10/03/08                                  144,544
     165,000       NASC 1998-D6 A1B, 6.590%,
                   due 03/17/28                              160,477
     125,000       Residential Asset Securities,
                   6.415%, due 07/25/29                      121,869
     240,000       SAST 1999-2 AF4, 6.445%, due
                   08/25/26                                  235,214
     124,731       SLCMT 1997-C1, 6.875%, due
                   07/25/04                                  125,505
                                                        ------------
                   Total CMOs and Asset-Backed
                   Securities: (Cost $2,354,459)           2,258,902
                                                        ------------

                                                           Market
Shares                                                      Value
------------                                            ------------
COMMON STOCKS: 47.5%

                   AUTOMOTIVE: 1.4%
       2,900       DaimlerChrysler                      $    257,738
       4,900       Ford Motor Co.                            276,544
                                                        ------------
                                                             534,282
                                                        ------------
                   BANKS: 0.7%
       3,100       Chase Manhattan Corp.                     268,538
                                                        ------------
                   BEVERAGES: 2.1%
       3,500       Anheuser Busch Co.                        248,281
       4,200
                   Coca-Cola                                 262,500
       7,400       Pepsico, Inc.                             286,288
                                                        ------------
                                                             797,069
                                                        ------------
                   BROADCASTING: 0.8%
       7,800       Comcast Corp.                             299,812
                                                        ------------
                   CHEMICALS: 0.8%
       4,300       Dupont                                    293,743
                                                        ------------
                   COMMUNICATIONS: 2.6%
       2,400       Ameritech Corp.                           176,400
       5,200       AT&T Corp.                                290,225
       2,800 (c)   MCI Worldcom, Inc.                        241,500
       3,100       Nokia Corp. ADR                           283,843
                                                        ------------
                                                             991,968
                                                        ------------
                   COMPUTERS: 3.7%
       4,300 (c)   Cisco Systems                             277,350
      12,400       Compaq Computer                           293,725
       7,000 (c)   Dell Computer Corp.                       259,000
       3,100       Hewlett Packard                           311,550
       2,100       International Business Machines           271,425
                                                        ------------
                                                           1,413,050
                                                        ------------
                   COMPUTER SOFTWARE & SERVICE: 2.2%
       2,600 (c)   America Online, Inc.                      287,300
       3,100 (c)   Microsoft Corp.                           279,581
       4,000 (c)   Sun Microsystems                          275,500
                                                        ------------
                                                             842,381
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                      Value
------------                                            ------------
                   CONSUMER DURABLES: 0.7%
       2,500       Sony Corp. ADR                       $    275,937
                                                        ------------
                   CONSUMER PRODUCTS: 2.8%
       2,800       Colgate-Palmolive Company                 276,500
       6,200       Gillette                                  254,200
       3,000       Procter & Gamble                          267,750
       6,800       Unilever PLC ADR                          253,300
                                                        ------------
                                                           1,051,750
                                                        ------------
                   DEFENSE: 0.7%
       6,900       Lockheed Martin Corp.                     257,025
                                                        ------------
                   DIVERSIFIED CONGLOMERATE: 0.5%
       2,200       Tyco Int'l, Ltd.                          208,450
                                                        ------------
                   DRUGSTORES: 0.7%
       9,100       Walgreen Co.                              267,313
                                                        ------------
                   ELECTRICAL EQUIPMENT: 0.8%
       2,600       General Electric                          293,800
                                                        ------------
                   ELECTRONICS -- SEMICONDUCTORS: 0.7%
       4,600       Intel Corp.                               273,700
                                                        ------------
                   ENERGY: 0.7%
       4,800       Duke Power Co.                            261,000
                                                        ------------
                   ENTERTAINMENT: 0.7%
       3,800       Time Warner, Inc.                         279,300
                                                        ------------
                   FINANCIAL: 3.7%
       2,300       American Express                          299,287
       2,446       American Int'l Group                      286,335
       5,700       Citigroup, Inc.                           270,750
       4,200       FNMA                                      287,175
       4,800       FHLMC                                     278,400
                                                        ------------
                                                           1,421,947
                                                        ------------
                   FOOD STORES: 0.7%
       5,700 (c)   Safeway, Inc.                             282,150
                                                        ------------
                   FOODS: 0.7%
      11,900       Sara Lee                             $    269,982
                                                        ------------
                   INSURANCE: 0.7%
       7,900       Allstate Corp.                            283,413
                                                        ------------
                   MARINE: 0.7%
       5,500       Carnival Corp.                            266,750
                                                        ------------
                   MEDICAL: 0.7%
       3,900       Novartis AG ADR                           284,735
                                                        ------------
                   METALS & MINERALS: 0.7%
       4,000       Alcoa, Inc.                               247,500
                                                        ------------
                   NATURAL GAS PIPELINE: 0.8%
       3,700       Enron                                     302,475
                                                        ------------
                   OIL & GAS: 2.2%
       2,800       Chevron Corp.                             266,525
       3,600       Exxon Corp.                               277,650
       5,100       Royal Dutch Petroleum Company             307,275
                                                        ------------
                                                             851,450
                                                        ------------
                   OIL WELL EQUIPMENT & SERVICE: 0.7%
       4,300       Schlumberger, Ltd.                        273,855
                                                        ------------
                   PHARMACEUTICALS: 4.5%
       5,800       Abbott Laboratories                       263,900
       3,700       Bristol-Myers Squibb Co.                  260,619
       2,900       Johnson & Johnson                         284,200
       4,100       Merck & Co.                               303,400
       2,700       Pfizer                                    296,325
       4,500       Warner Lambert Co.                        312,188
                                                        ------------
                                                           1,720,632
                                                        ------------
                   PUBLISHING: 0.7%
       3,900       Gannett Co.                               278,363
                                                        ------------
                   RESTAURANT: 0.7%
       6,400       McDonalds Corp.                           264,400
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                     Value
------------                                            ------------
                   RETAIL: 3.7%
       3,700 (c)   Costco Companies, Inc.               $    296,231
       4,300       Home Depot, Inc.                          277,081
       5,600       Sears, Roebuck and Company                250,250
       5,550       The Gap, Inc.                             279,581
       6,300       Wal-Mart Stores, Inc.                     303,975
                                                        ------------
                                                           1,407,118
                                                        ------------
                   TECHNOLOGY: 0.7%
       4,000       Lucent Technologies                       269,750
                                                        ------------
                   TOBACCO PRODUCTS: 0.6%
       6,100       Philip Morris Companies, Inc.             245,143
                                                        ------------
                   TRANSPORATION: 0.7%
       5,100 (c)   FDX Corp.                                 276,675
                                                        ------------
                   UTILITIES: 1.7%
       4,200       Bell Atlantic Corp.                       274,575
       2,100       SBC Communications                        121,800
      10,200       Southern Co.                              270,300
                                                        ------------
                                                             666,675
                                                        ------------
                   Total Common Stocks:
                   (Cost $15,628,444)                     18,222,131
                                                        ------------

Principal                                                  Market
Amount                                                     Value
------------                                            ------------
CORPORATE BONDS: 15.4%

                   AEROSPACE: 0.4%
    $200,000       Rockwell Int'l Corp.; 5.200%, due
                   01/15/98                             $    136,356
                                                        ------------
                   AIRLINES: 0.5%
    $100,000       Atlas Air, Inc., 9.375%, due
                   11/15/06                                   97,750
      66,884 (a)   Continental Airlines, Inc.,
                   6.465%, due 10/15/04                       64,995
      50,000       Trans World Airlines, 11.375%,
                   due 03/01/06                               25,625
                                                        ------------
                                                             188,370
                                                        ------------
                   BROADCASTING: 0.4%
       95,000      News America Holdings, 8.875%,
                   due 04/26/23                         $    104,909
       75,000      Source Media, Inc., 12.000%, due
                   11/01/04                                   59,625
                                                        ------------
                                                             164,534
                                                        ------------
                   BUSINESS SERVICES: 0.4%
      150,000      Unisys Corp., 12.000%, due
                   04/15/03                                  163,500
                                                        ------------
                   COMMUNICATIONS: 4.2%
      100,000      Covad Communications Group,
                   0.000%, due 03/15/08                       54,375
       50,000      Global Telesystems Group,
                   9.875%, due 02/15/05                       49,875
      500,000      ICG Services, 0.000%, due
                   2/15/08                                   315,000
      100,000      International Cabletel, 0.000%,
                   due 04/15/05                               96,000
      250,000 (a)  MGC Communications, Inc.,
                   13.000%, due 10/01/04                     229,375
      250,000      Motorola, Inc., 5.220%, due
                   10/01/97                                  169,352
      500,000      Pinnacle Holdings, 0.000%, due
                   03/15/08                                  295,000
      250,000      Winstar Communications, Inc.,
                   0.000%, due 03/01/07                      287,500
      100,000      Worldcom, Inc., 6.950%, due
                   08/15/28                                   94,795
                                                        ------------
                                                           1,591,272
                                                        ------------
                   COMPUTER SOFTWARE & SERVICE: 0.7%
      500,000      Rhythms Netconnections,
                   0.000%, due 05/15/08                      267,500
                                                        ------------
                   CONSTRUCTION: 0.3%
      100,000      McDermott, Inc., 9.375%, due
                   03/15/02                                  104,141
                                                        ------------
                   FINANCIAL: 0.8%
     $ 20,000      Amresco, Inc., 9.875%, due
                   03/15/05                                   16,200
      160,000      Merrill Lynch, 6.875%, due
                   11/15/18                                  150,051
      150,000      Resource America, Inc., 12.000%,
                   due 08/01/04                              135,000
                                                        ------------
                                                             301,251
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                     Value
------------                                            ------------
                   GAMING: 0.6%
     250,000 (a)   Majestic Star Casino LLC,
                   10.875%, due 07/01/06                $    248,125
                                                        ------------
                   INSURANCE: 0.6%
     110,000       Allmerica Financial Corp.,
                   7.625%, due 10/15/25                      108,333
      50,000       Liberty Financial, 7.625%, due
                   11/15/28                                   49,079
      75,000 (a)   Liberty Mutual Insurance,
                   7.697%, due 10/15/97                       68,841
                                                        ------------
                                                             226,253
                                                        ------------
                   INVESTMENT COMPANIES: 0.5%
     207,917 (a)   Dryden Investor, 7.157%, due
                   07/23/08                                  196,577
                                                        ------------
                   LEISURE: 0.2%
      75,000       Bally Total Fitness Holdings,
                   9.875%, due 10/15/07                       72,563
                                                        ------------
                   MACHINERY & EQUIPMENT: 0.1%
      50,000       United Rentals, 9.500%, due
                   06/01/08                                   50,625
                                                        ------------
                   MEDIA & ENTERTAINMENT: 1.0%
      50,000       Ascent Entertainment, 0.000%,
                   due 12/15/04                               35,437
     100,000 (a)   Echostar DBS Corp., 9.375%, due
                   02/01/09                                  102,000
     250,000 (a)   Hollywood Entertainment,
                   10.625%, due 08/15/04                     246,250
                                                        ------------
                                                             383,687
                                                        ------------
                   MEDICAL: 0.3%
    $100,000       Abbey Healthcare, 9.500%, due
                   11/01/02                                  100,000
                                                        ------------
                   OIL & GAS: 0.6%
     100,000 (a)   Deeptech Int'l, 12.000%, due
                   12/15/00                                  106,750
     110,000       Union Oil Co. of California,
                   7.500%, due 02/15/29                      108,139
                                                        ------------
                                                             214,889
                                                        ------------
                   PHARMACEUTICALS: 0.5%
     250,000       Global Health, 11.000%, due
                   05/01/08                             $    192,500
                                                        ------------
                   PRINTING: 0.5%
     200,000       Donnelley & Sons, 6.625%, due
                   04/15/29                                  181,379
                                                        ------------
                   REAL ESTATE & FINANCIAL SERVICES: 0.1%
      40,000       Equity Office, 7.500%, due
                   04/19/29                                   36,733
                                                        ------------
                   REGIONAL BANKS: 0.5%
     200,000       Amsouth Bank, 6.450%, due
                   02/01/08                                  189,748
                                                        ------------
                   RETAIL: 0.6%
     100,000       Kmart Corp., 6.780%, due
                   08/02/99                                  100,044
     160,000 (a)   Lowes Companies, 6.500%, due
                   03/15/29                                  142,688
                                                        ------------
                                                             242,732
                                                        ------------
                   SHIPPING: 0.3%
     100,000       Sea Containers, 12.500%, due
                   12/01/04                                  107,625
                                                        ------------
                   TECHNOLOGY: 0.2%
      90,000       WMX Technologies, 7.100%, due
                   08/01/26                                   91,763
                                                        ------------
                   TRANSPORTATION: 1.1%
     139,959       Federal Express, 6.720%, due
                   01/15/22                                  133,130
     300,000 (a)   Railcar Leasing, 7.125%, due
                   01/15/13                                  304,281
                                                        ------------
                                                             437,411
                                                        ------------
                   Total Corporate Bonds:
                   (Cost $6,129,219)                       5,889,534
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                      Value
------------                                            ------------
FOREIGN CORPORATE BONDS: 2.6%

                   FINANCIAL: 2.6%
    $150,000       Abbey National PLC, 6.700%,
                   due 06/29/49                         $    139,841
     160,000       Amvescap PLC, 6.375%, due
                   05/15/03                                  157,501
     125,000       Bank of Scotland, 7.000%, due
                   11/29/49                                  119,276
     100,000 (a)   Cerro Negro Finance, 7.330%,
                   due 12/01/09                               81,981
      50,000       Endesa-Chile, 8.125%, due
                   02/01/97                                   40,323
     125,000 (a)   Inversiones CMPC, 7.375%, due
                   06/15/05                                  117,051
     110,000       PDVSA Finance, Ltd., 7.500%,
                   due 11/15/28                               80,108
      30,000 (a)   Pemex Finance, Ltd., 6.300%,
                   due 05/15/10                               28,800
      55,000 (a)   Pemex Finance, Ltd., 9.150%,
                   due 11/15/18                               51,700
     200,000       United Utilities PLC, 6.875%, due
                   08/15/28                                  177,091
                                                        ------------
                   Total Foreign Corporate Bonds:
                   (Cost $1,094,285)                         993,672
                                                        ------------

                                                           Market
Shares                                                     Value
------------                                            ------------
MUTUAL FUNDS: 7.7%

                   INVESTMENT TRUSTS: 7.7%
      60,000       Blackrock 2001 Term Trust            $    540,000
      65,800       Blackrock Strategic Term Trust            600,425
     190,000 (b)   Pilgrim Prime Rate Trust                1,793,125
                                                        ------------
                   Total Mutual Funds: (Cost
                   $2,864,610)                             2,933,550
                                                        ------------
PREFERRED STOCK: 0.1%

                   COMMUNICATIONS: 0.1%
         309       IXC Communications                         29,708
                                                        ------------
                   Total Preferred Stock: (Cost
                   $30,636)                                   29,708
                                                        ------------


Principal                                                  Market
Amount                                                     Value
------------                                            ------------
U.S. TREASURY OBLIGATIONS: 6.7%

                   U.S. TREASURY BONDS: 2.4%
  $1,000,000       U.S. Treasury Bonds, 5.500% due
                   08/15/2028                           $    915,620
                                                        ------------
                   U.S. TREASURY NOTES: 4.3%
     300,000       U.S. Treasury CPI Note, 3.625%
                   due 01/15/2008                            291,468
     200,000       U.S. Treasury, 4.750% due
                   02/15/2004                                192,438
   1,170,000       U.S. Treasury Note, 5.750% due
                   08/15/2003                              1,167,052
                                                        ------------
                                                           1,650,958
                                                        ------------
                   Total U.S. Treasury Obligations:
                   (Cost $2,582,240)                       2,566,578
                                                        ------------
                   Total Long-Term Investments
                   (Cost $32,880,976)                     35,015,316
                                                        ------------

Principal
Amount                                                     Value
--------------                                          ------------
SHORT-TERM INVESTMENTS: 10.3%

                   REPURCHASE AGREEMENT: 10.3%
  $3,938,000       State Street Bank & Trust
                   Repurchase Agreement, 4.700%
                   due 07/01/1999 (Collateralized
                   by $3,910,000 U.S. Treasury
                   Notes, 6.375% due 09/30/01,
                   Market Value $4,020,849)             $  3,938,000
                                                        ------------
                   Total Short-term Investments
                   (Cost $3,938,000)                       3,938,000
                                                        ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES
                   (COST $36,818,976)*        101.7%      38,953,316
                   OTHER ASSETS AND
                   LIABILITIES, NET            (1.7)%       (657,072)
                                             ------     ------------
                   NET ASSETS                 100.0%    $ 38,296,244
                                             ======     ============
(a) Securities with purchases pursuant to Rule 144A, under the Securities
    Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
(b) Related party
(c) Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $  3,027,526
                   Gross Unrealized Depreciation            (883,186)
                                                        ------------
                   Net Unrealized Appreciation          $  2,134,340
                                                        ============

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                           Market
Shares                                                      Value
------------                                            ------------
CONVERTIBLE PREFERRED STOCK: 37.7%

                   ADVERTISING: 0.7%
      66,460       Snyder Communications, Inc.,
                   6.500%, (STRYPES)                    $  1,898,264
                                                        ------------
                   BROADCASTING: 5.5%
      12,800       Chancellor Media Corp., $3.00           1,409,600
      31,350       CSC Holdings, Inc. I 8.500%             3,385,800
      30,610 (b)   Evergreen Media Corp., $3.00            3,370,926
      40,650       Mediaone Group, Inc., 4.50%             6,089,878
                                                        ------------
                                                          14,256,204
                                                        ------------
                   COMMUNICATIONS: 4.4%
      26,632       Airtouch Communications, Inc.,
                   C 4.250%                                3,933,214
      62,700       Global Telesystems Group, Inc.,
                   5.750%, due 07/01/10                    4,138,200
      18,169       Winstar Communications, Inc.
                   A 6.000%                                  960,659
      42,780       Winstar Communications, Inc.
                   D 7.000%                                2,395,699
                                                        ------------
                                                          11,427,772
                                                        ------------
                   CONTAINERS: 1.2%
      49,440       Sealed Air Corp., A $2                  3,090,000
                                                        ------------
                   COSMETICS: 1.1%
      28,850       Estee Lauder TRT II 6.250%,
                   (ACES)                                  2,719,112
                                                        ------------
                   ELECTRIC: 3.5%
      35,050       Houston Industries, Inc., (ACES)        4,179,712
      86,350       Texas Utilities Co., 9.250%
                   (PRIDES)                                4,749,250
                                                        ------------
                                                           8,928,962
                                                        ------------
                   ELECTRONICS/MUSIC CHAINS: 1.6%
     105,045       Apache Corp., 6.500%                    4,096,755
                                                        ------------
                   FINANCIAL PRODUCTS/SERVICES: 14.4%
      44,000       Big Flower Trust, 6.000%             $  2,560,250
      29,055       CVS Auto Exchange Trust,
                   6.000%                                  2,647,637
      41,500       Finova Finance Trust, 2.750%            2,863,500
      60,490       K Mart Financing I, 7.750%              3,538,665
      29,350       Merrill Lynch & Co. CIBER,
                   7.875% (STRYPES)                        1,232,700
      25,265       Morgan Stanley Group, Inc.,
                   6.000%, (CSCO)                          2,916,528
     497,117 (a)   Morgan Stanley Group, Inc.
                   WCOM Reset (PERQS)                      4,411,913
      35,600       Protective Life Capital Trust II,
                   6.500% (PRIDES)                         2,064,800
      27,800       Qualcomm Financial Trust,
                   5.750%                                  5,615,600
      65,900       Qwest Trends Trust, 5.750%              3,805,725
      44,550 (b)   United Globalcom, 7.000%                2,238,638
      21,450       United Rentals, Trust I, 6.500%           992,063
      52,750 (b)   United Rentals, Trust I, 6.500%
                   (QUIPS)                                 2,400,125
                                                        ------------
                                                          37,288,144
                                                        ------------
                   HOME BUILDING: 0.3%
      96,200       Kauf & Broad Homes, 8.250%
                   (PRIDES)                                  781,625
                                                        ------------
                   INSURANCE: 1.3%
      36,300       American General Corp.,
                   6.000% (MIPS)                           3,394,050
                                                        ------------
                   INTERNET: 0.7%
      39,700       Psinet, Inc. C, 6.750%                  1,915,525
                                                        ------------
                   OIL & GAS: 2.5%
      75,947       EVI, Inc., 5.000%                       3,009,400
      17,400       Williams Cos., Inc., $3.50              3,490,875
                                                        ------------
                                                           6,500,275
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                     Value
-----------                                             ------------
                   TELECOMMUNICATIONS EQUIPMENT: 0.5%
     154,820       Ericcson Telephone Co.,
                   4.250%                               $  1,344,999
                                                        ------------
                   Total Convertible Preferred
                   Stock (Cost $77,864,870)               97,641,687
                                                        ------------

                                                           Market
Principal                                                   Value
-------------                                           ------------
CONVERTIBLE CORPORATE BONDS: 56.8%

                   ADVERTISING: 3.2%
  $1,230,000       Interpublic Group, Inc. 1.87%,
                   due 06/01/06                         $  1,122,375
     568,000 (b)   Omnicom Group, Inc., 4.250%,
                   due 01/03/07                            1,455,500
   3,443,000       Omnicom Group, Inc., 2.250%,
                   due 01/06/13                            5,680,950
                                                        ------------
                                                           8,258,825
                                                        ------------
                   AEROSPACE: 0.4%
   1,292,000       Kellstrom Industries, Inc.,
                   5.500%, due 06/15/03                    1,086,895
                                                        ------------
                   BROADCASTING: 2.5%
   1,245,000 (b)   Cbs Radio, Inc., 7.000%,
                   due 06/30/11                            1,992,000
   3,569,000       Clear Channel
                   Communications, 2.625%,
                   due 04/01/03                            4,523,708
                                                        ------------
                                                           6,515,708
                                                        ------------
                   COMMERCIAL SERVICES: 0.9%
   2,227,000       Quintiles Transnational,
                   4.250%, due 05/31/00                    2,471,970
                                                        ------------
                   COMMUNICATIONS: 3.3%
     950,000       Global Telesystems Group, Inc.,
                   5.750%, due 07/01/10                    1,501,000
   1,900,000 (b)   Nextel Communications,
                   4.750%, due 07/01/07                    2,306,125
   2,910,000 (b)   NTL, Inc., 7.000%, due
                   12/15/08                                4,761,488
                                                        ------------
                                                           8,568,613
                                                        ------------
                   COMPUTER SYSTEMS: 6.0% $
   1,823,000 (b)   Affiliated Computer Services,
                   Inc., 4.000%, due 03/15/05           $  2,388,130
     550,000       Affiliated Computer Services,
                   Inc., 4.000%, due 03/15/05                720,500
      45,000       Comverse Technology, Inc.,
                   4.500%, due 07/01/05                       86,344
   3,520,000 (b)   Comverse Technology, Inc.,
                   4.500%, due 07/01/05                    6,754,000
     676,000 (b)   EMC Corp., 3.250%,
                   due 03/15/02                            3,358,030
   2,035,000 (b)   Sanmina Corp., 4.250%,
                   due 05/01/04                            2,281,744
                                                        ------------
                                                          15,588,748
                                                        ------------
                   DATA PROCESSING: 1.6%
   3,652,000 (a)   Automatic Data Processing,
                   0.000%, due 02/20/12                    4,062,850
                                                        ------------
                   DRUGS: 1.6%
   1,258,000       Alpharma, Inc., 5.750%,
                   due 04/01/05                            1,750,193
   1,695,000 (b)   Alpharma, Inc., 5.750%,
                   due 04/01/05                            2,358,169
                                                        ------------
                                                           4,108,362
                                                        ------------
                   ELECTRIC: 2.2%
   9,535,000 (a)(b)Solectron Corp., 0.000%, due
                   01/27/19                                5,589,894
                                                        ------------
                   ELECTRONICS -- SEMICONDUCTORS: 2.1%
   3,355,000 (b)   LSI Logic Corp., A 4.250%, due
                   03/15/04                                5,514,781
                                                        ------------
                   FINANCIAL PRODUCTS/SERVICES: 6.5%
   2,700,000       American Express Credit,
                   1.25%, due 02/19/03                     3,280,500
   3,290,000       Merrill Lynch & Co., 1.000%,
                   due 02/08/06                            3,055,588
   3,751,000 (a)   Mutual Risk Management
                   0.000%, due 10/30/15                    2,677,276
   3,992,000 (b)   Swiss Life Financial, Ltd.,
                   2.000%, due 05/20/03                    4,081,820
   5,800,000       Xerox Credit Corp., 0.570%,
                   due 04/21/18                            3,712,000
                                                        ------------
                                                          16,807,184
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
                   HOME BUILDING: 0.9%
   5,262,000 (a)   Lennar Corp., 0.000%, due
                   07/29/18                             $  2,315,280
                                                        ------------
                   INTERNET: 2.4%
   2,476,000 (b)   At Home Corp., 0.525%,
                   due 12/28/18                            1,999,370
   1,580,000 (b)   Exodus Communications, Inc.,
                   5.000%, due 03/15/06                    4,119,850
                                                        ------------
                                                           6,119,220
                                                        ------------
                   MANUFACTURING: 1.7%
   1,763,000 (a)   ADT Operations, 0.000%, due
                   07/06/10                                4,409,704
                                                        ------------
                   MEDICAL: 0.8%
   3,086,000 (a)   Wellpoint Health Network,
                   0.000%, due 07/02/19                    2,173,701
                                                        ------------
                   OIL & GAS: 3.3%
   5,226,000       Diamond Offshore Drilling,
                   3.750%, due 02/15/07                    5,180,272
   3,190,000       Pennzenergy Co., 4.900%, due
                   08/15/08                                3,289,688
                                                        ------------
                                                           8,469,960
                                                        ------------
                   POLLUTION CONTROL: 1.9%
   3,638,000       Waste Management, Inc.,
                   4.000%, due 02/01/02                    4,861,278
                                                        ------------
                   PRINTING: 1.9%
   1,577,000       Mail-Well, Inc., 5.000%,
                   due 11/01/02                            1,716,959
   3,387,000       World Color Press, 6.000%,
                   due 10/01/07                            3,217,650
                                                        ------------
                                                           4,934,609
                                                        ------------
                   RETAIL: 7.7%
   3,445,000       Action Performance Cos.,
                   4.750%, due 04/01/05                 $  3,182,319
   5,452,000       Ann Taylor Stores Corp.,
                   0.550%, due 06/18/19                    3,387,055
   1,356,000 (a)(b)Costco Cos., Inc., 0.000%, due
                   08/19/17                                1,240,740
   3,963,000 (a)   Costco Cos., Inc., 0.000%, due
                   08/19/17                                3,626,145
   1,512,000       Home Depot, Inc., 3.250%,
                   due 10/01/01                            4,210,920
   4,985,000 (a)   Office Depot, Inc. 0.000%, due
                   11/01/08                                4,255,944
                                                        ------------
                                                          19,903,123
                                                        ------------
                   RETIREMENT/AGED CARE: 1.1%
   2,724,000       Sunrise Assisted Living, Inc.,
                   5.500%, due 06/15/02                    3,003,210
                                                        ------------
                   SOFTWARE: 3.4%
  11,690,000 (a)(b)Citrix Systems, 0.000%,
                   due 03/22/19                            5,362,788
   1,501,000 (b)   Veritas Software Corp., 5.250%,
                   due 11/01/04                            3,525,474
                                                        ------------
                                                           8,888,262
                                                        ------------
                   UTILITIES: 1.4%
   2,878,000       AES Corp., 4.500%,
                   due 08/15/05                            3,572,313
                                                        ------------
                   Total Convertible Corporate
                   Bonds (Cost $119,390,151)             147,224,490
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
COMMON STOCK: 2.9%
                   Communications: 0.0%
         671 (a)   Winstar Communications, Inc.         $     32,711
                                                        ------------
                   Electronics -- Semiconductors: 2.0%
     104,239 (a)   Analog Devices                          5,231,495
                                                        ------------
                   Real Estate Investment Trust: 0.5%
      57,700       Reckson Associates Realty
                   Corp.                                   1,355,950
                                                        ------------
                   Telecommunication Equipment: 0.4%
      39,100 (a)   American Tower Corp. Cl-A                 938,400
                                                        ------------
                   Total Common Stock
                   (Cost $5,276,945)                       7,558,556
                                                        ------------
                   Total Long Term
                   (Cost $202,531,965)                   252,424,733
                                                        ------------

Principal
Amount                                                     Value
------------                                            ------------
SHORT-TERM INVESTMENTS: 2.3%
                   Repurchase Agreement: 2.3%
  $5,886,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $5,840,000 U.S. Treasury Notes,
                   6.375% Market Value
                   $6,005,564,
                   Due 09/30/2001)                      $  5,886,000
                                                        ------------
                   Total Short-Term Investments
                   (Cost $5,886,000)                       5,886,000
                                                        ------------
                   Total Investments in
                   Securities
                   (Cost $208,417,965)*         99.7%    258,310,733
                   Other Assets and
                   Liabilities, Net              0.3%        726,577
                                              ------    ------------
                   Net Assets                  100.0%   $259,037,310
                                              ======    ============
(a) Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $208,813,924. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $ 53,098,494
                   Gross Unrealized Depreciation          (3,601,685)
                                                        ------------
                   Net Unrealized Appreciation          $ 49,496,809
                                                        ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Funds

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------
I. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on May 21, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                                   Shares
                                    Shares      voted against    Shares     Broker
                                   voted for     or withheld    abstained  non-vote     Total
                                   ---------    -------------   ---------  --------   ----------
1.   Election of Trustees to serve until the election and qualification of their successors

Name
----
Mary A. Baldwin                   142,656,284     5,492,427         --        --      148,148,711
John P. Burke                     142,910,944     5,237,767         --        --      148,148,711
Al Burton                         142,686,102     5,462,609         --        --      148,148,711
Jock Patton                       146,257,855     1,890,856         --        --      148,148,711
Robert W. Stallings               142,889,767     5,258,944         --        --      148,148,711
Walter E. Auch                    146,286,795     1,861,916         --        --      148,148,711

2. Approval of the selection of independent public accountants, Ernst & Young LLP, for the fiscal year ended March 31, 1999.

Fund
----
Balanced                            1,775,452        39,467        32,767     --        1,847,686
Convertible                        12,390,054        50,773       152,858     --       12,593,685
Emerging Countries                 18,202,157        66,891       112,520     --       18,381,568
HighYield II                        7,222,342        67,000       102,560     --        7,391,902
International Core Growth           5,921,752       145,354        45,735     --        6,112,841
International SmallCap Growth       5,440,252        11,810       112,544     --        5,564,606
LargeCap Growth                     1,670,484        12,065        11,958     --        1,694,507
MidCap Growth                      18,091,525       184,077       680,310     --       18,955,912
SmallCap Growth                    27,265,012       205,624       395,187     --       27,865,823
Strategic Income                    2,429,498        18,810        21,542     --        2,469,850
Worldwide Growth                    8,259,863       113,503       126,242     --        8,499,608

3. Approval of the management agreement between Pilgrim Funds and Pilgrim Investments, Inc.

Fund
----
Balanced                            1,724,922        69,197        53,560     --        1,847,679
Convertible                        11,925,087       390,937       277,651     --       12,593,675
Emerging Countries                 14,679,359     3,466,754       235,459     --       18,381,572
HighYield II                        6,997,077       201,141       193,684     --        7,391,902
International Core Growth           6,011,603        43,556        57,679     --        6,112,838
International SmallCap Growth       5,416,005        19,714       128,885     --        5,564,604
LargeCap Growth                     1,637,066        37,995        19,438     --        1,694,499
MidCap Growth                      17,399,176       356,229     1,200,558     --       18,955,963
SmallCap Growth                    26,580,695       489,278       795,898     --       27,865,871
Strategic Income                    2,413,718        30,346        25,784     --        2,469,848
Worldwide Growth                    8,016,843       172,784       310,007     --        8,499,634

4. Approval of sub-advisory agreement between Pilgrim Investments, Inc. and Nicholas Applegate Capital Management Agreement for the following funds:

Fund
----
Convertible                        11,881,969       404,451       307,260     --       12,593,680
Emerging Countries                 14,668,964     3,465,840       246,766     --       18,381,570
International Core Growth           6,016,601        39,673        56,563     --        6,112,837
International SmallCap Growth       5,408,685        20,368       135,551     --        5,564,604
Large CapGrowth                     1,632,310        39,175        23,015     --        1,694,500
Mid CapGrowth                      17,375,689       361,784     1,218,438     --       18,955,911
SmallCap Growth                    26,565,372       542,162       758,312     --       27,865,846
Worldwide Growth                    7,966,581       190,087       342,966     --        8,499,634

Pilgrim
Funds

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------
5. Approval of the amendment to the fundamental investment limitations clarifying that the limitation on illiquid securities does not apply to Rule 144A securities for the following portfolios

Fund
----
Convertible                         8,098,874       195,909       206,348     --        8,501,131
International Core Growth           4,628,549        48,996        47,941     --        4,725,486
International SmallCap Growth       3,707,654        14,140        66,523     --        3,788,317
SmallCap Growth                    17,124,787       257,981       387,981     --       17,770,749
Strategic Income                    1,721,000         7,635        21,594     --        1,750,229

6.   Approval of new service and distribution plans

Fund
----
Balanced
  Class A                             424,753        16,042        12,447     --          453,242
  Class B                             205,340         5,120         4,295     --          214,755
  Class C                           1,047,244        45,830        38,907     --        1,131,981
Convertible
  Class A                           2,297,425       258,379        63,771     --        2,619,575
  Class B                           1,970,605        19,061        68,503     --        2,058,169
  Class C                           3,678,151        95,077       188,623     --        3,961,851
  Class Q                             339,300         5,004        14,860     --          359,164
Emerging Countries
  Class A                           2,837,973        50,000        43,523     --        2,931,496
  Class B                           1,343,800        30,548        45,597     --        1,419,945
  Class C                           1,306,349        47,346        36,308     --        1,390,003
  Class Q                           3,685,020        48,123        56,269     --        3,789,412
HighYield II
  Class A                           1,278,375        29,389        43,932     --        1,351,696
  Class B                           3,155,671       104,933       125,952     --        3,386,556
  Class C                           1,584,800        68,571        20,498     --        1,673,869
  Class Q                             529,782         6,302         6,399     --          542,483
International Core Growth
  Class A                           1,101,628         9,805        22,268     --        1,133,701
  Class B                             518,291        13,744        18,367     --          550,402
  Class C                             427,818         2,373        13,012     --          443,203
  Class Q                             496,622         8,277         8,862     --          513,761
International SmallCap Growth
  Class A                             837,076         6,900        30,391     --          874,367
  Class B                             530,487         8,663        20,044     --          559,194
  Class C                             459,255         8,683        25,257     --          493,195
  Class Q                             792,942        27,567        67,101     --          887,610
LargeCap Growth
  Class A                             397,890         8,715         1,114     --          407,719
  Class B                             551,217        23,490         3,782     --          578,489
  Class C                             208,760           223         9,940     --          218,923
  Class Q                             180,398         2,944           728     --          184,070
Mid CapGrowth
  Class A                           2,932,467        72,134       214,096     --        3,218,697
  Class B                           1,666,642        30,211        45,823     --        1,742,676
  Class C                           6,924,685       268,357       422,590     --        7,615,632
SmallCap Growth
  Class A                           5,098,049       178,504       163,603     --        5,440,156
  Class B                           1,830,396        62,814        70,012     --        1,963,222
  Class C                           8,164,624       347,361       547,240     --        9,059,225
  Class Q                             154,069           851        73,868     --          228,788
Strategic Income
  Class A                             204,164        23,918            --
  Class B                             446,757         6,539         7,307     --          460,603

--------------------------------------------------------------------------------

Fund
----
  Class C                             567,256         1,342        17,084     --          585,682
  Class Q                              22,735            --         2,715     --           25,450
Worldwide Growth
  Class A                           1,820,194        60,109        60,258     --        1,940,561
  Class B                             537,916        42,375        18,507     --          598,798
  Class C                           3,999,494       115,185       252,536     --        4,367,215
  Class Q                             261,776         4,526         7,407     --          273,709

II. A special meetin g of the shareholders of the Pilgrim Mutual Funds was held in San Diego, Ca lifornia on June 16, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                                   Shares
                                    Shares      voted against    Shares     Broker
                                   voted for     or withheld    abstained  non-vote     Total
                                   ---------    -------------   ---------  --------   ----------
1.   Approval  of  the  amendment  to  the  fundamental  investment  limitations clarifying  that the  limitation on illiquid  securities  does not apply to
     Rule 144A securities for the following portfolios:

Fund
----
Balanced                            1,034,476        35,130       869,345     --        1,938,951
Emerging Countries                 11,057,506     3,506,867     5,360,674     --       19,925,047
HighYield II                        4,375,962       130,989     2,969,212     --        7,476,163
LargeCap Growth                     1,009,247        32,611       681,635     --        1,723,493
MidCap Growth                      11,318,739       212,183     7,777,138     --       19,308,060
Worldwide Growth                    4,574,898       130,029     3,892,008     --        8,596,935

2.   Approval of new service and distribution plans

Fund
----
Balanced Class Q                        5,616         3,611            --     --            9,227

III. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on June 29, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                                   Shares
                                    Shares      voted against    Shares     Broker
                                   voted for     or withheld    abstained  non-vote     Total
                                   ---------    -------------   ---------  --------   ----------
1.   Approval of new service and distribution plans

Fund
----
MidCap Growth Class Q                 511,952        21,510        29,954     --          563,416

Pilgrim
Funds

                                OTHER INFORMATION
--------------------------------------------------------------------------------
Change in Auditors

     At a meeting held on May 24, 1999, the Board of Trustees of Pilgrim Mutual Funds (the "Trust"), as well as the Trustees who were members of the Trust's Audit Committee, selected KPMG LLP to act as the independent auditors of the Trust in place of Ernst & Young LLP for the fiscal year ended June 30, 1999. Ernst & Young formally resigned as independent auditors for the Trust on July 13, 1999.

Ernst & Young's report on Pilgrim Mutual Funds' financial statements for any of the prior two fiscal years did not contain an adverse opinion or disclaimer and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During Pilgrim Mutual Funds' two prior fiscal years, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Pilgrim
Funds

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------
Dividends paid during the tax year ended June 30, 1999 were as follows:

                                      Type      Per Share Amount
                                      ----      ----------------
MagnaCap Fund
  Class A                              NII          $0.0361
  All Classes                         LTCG          $1.7835
MidCap Value Fund
  All Classes                         LTCG          $1.1738
LargeCap Leaders Fund
  All Classes                         STCG          $0.1041
  All Classes                         LTCG          $0.2501
Asia-Pacific Equity Fund              None
High Yield Fund
  Class A                              NII          $0.6244
  Class B                              NII          $0.5722
  Class C                              NII          $0.0498
  Class M                              NII          $0.5868
Government Securities Income Fund
  Class A                              NII          $0.7740
  Class B                              NII          $0.6841
  Class M                              NII          $0.7119
Pilgrim High Yield Fund II
  Class A                              NII          $0.2775
  Class B                              NII          $0.2586
  Class C                              NII          $0.2586
  Class Q                              NII          $0.2805
Pilgrim Strategic Income Fund
  Class A                              NII          $0.1432
  Class B                              NII          $0.1312
  Class C                              NII          $0.1340
  Class Q                              NII          $0.1401
Pilgrim Balanced Fund
  Class A                              NII          $0.0691
  Class B                              NII          $0.0421
  Class C                              NII          $0.0414
  Class Q                              NII          $0.0804
Pilgrim Convertible Fund
  Class A                              NII          $0.0994
  Class B                              NII          $0.0624
  Class C                              NII          $0.0630
  Class Q                              NII          $0.1143
Pilgrim Bank and Thrift Fund
  Class A                              NII          $0.1775
  Class B                              NII          $0.0547
  All Classes                         LTCG          $0.5562

NII -- Net investment income
STCG -- Short-term capital gain taxable as ordinary income
LTCG -- Long-term capital gain

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of fiscal year 1999 net investment income dividends that qualify for the corporate dividend received deduction is 100%, 26.24%, 100% and 3.88%, respectively, for the MagnaCap, LargeCap Leaders, Bank and Thrift and Strategic Income Funds.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2000, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar 1999.

                                                              Investment Manager
                                                       PILGRIM INVESTMENTS, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                     Distributor
                                                        PILGRIM SECURITIES, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                     Shareholder Servicing Agent
                                                             PILGRIM GROUP, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST SYSTEMS, INC.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                       Custodian
                                               INVESTORS FIDUCIARY TRUST COMPANY
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105

                                                                   Legal Counsel
                                                          DECHERT PRICE & RHOADS
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                                        KPMG LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017

Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

PFANN0699-083099